UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a 12

Ritchie Bros. Auctioneers Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This revised proxy statement is being filed to include Appendix A through Appendix D, which were inadvertently omitted. No other changes have been made to the proxy statement.

RITCHIE BROS.

2016 Proxy Statement

214
RITCHIE BROS.
BEST THING SINCE BUYING NEW
Atlanta, GA

RBA LISTED NYSE

RBA LISTED ON TSX

RITCHIE BROS. Auctioneers | RITCHIE BROS. EQUIPMENT ONE

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

Dear Shareholder,

I am pleased to invite you to Ritchie Bros.’s 2016 Annual and Special Meeting of Shareholders.

Please read the accompanying proxy statement as it contains important information about the meeting, who is eligible to vote, how to vote, the nominated directors, our governance practices and compensation of our executives and directors.

Developments in our corporate governance practices

During 2015, Ritchie Bros. Auctioneers Incorporated (the “Company”) made significant progress in developing and implementing a new organizational structure and a strategic roadmap for the Company. In addition, there were some noteworthy key developments relating to our corporate governance practices. These include the following:

•	Say-on Pay Advisory Vote — Prior to the 2015 annual general meeting, as part of the Company’s ongoing commitment to strong corporate governance practices, our board of directors determined that shareholders should be entitled to a non-binding advisory vote on a proposal regarding the Company’s approach to executive compensation. At the 2015 annual general meeting, shareholders passed a resolution (on an advisory basis) accepting the Company’s approach with 97.39% of the vote cast for the resolution. As described under “Proposal Two: Advisory Vote on Executive Compensation” in the accompanying proxy statement, shareholders again will be entitled to a non-binding advisory vote regarding the compensation of our senior executive officers. In addition, as required pursuant to U.S. securities laws, at the meeting, shareholders will have the opportunity to vote, on an advisory basis, on the frequency with which we conduct an advisory vote regarding executive compensation in the future. Our board believes that shareholders should have the opportunity to provide feedback regarding executive compensation on an annual basis, and recommends shareholders approve holding an advisory vote to approve executive compensation every year.
•	Diversity Policy — Our board continues to value diversity and recognizes the organizational strength, deeper problem-solving ability and opportunity for innovation that diversity brings to our board, and that diversity is an important element of good corporate governance and is good for business. As a result, in 2015, our board adopted a policy regarding identification and nomination of female directors that included a target to increase the number of women on the board so that by 2016 at least 25% of the directors, at a full complement, will be women. This target was achieved at the 2015 annual general meeting where 25% of the directors elected, including the Chair of the Board, were women. Lisa Anne Pollina, who is currently a director, has indicated that she will not stand for re-election. As a result, only one of the proposed nominees for election as directors at the Meeting, representing 14.3% of the nominees, is a woman. The Company remains committed to its target of having at least 25% of the board comprised of women, given a full complement of eight directors. The Nominating and Corporate Governance Committee has commenced a director search seeking to identify a candidate to replace Lisa Anne Pollina as a director. In connection with such search process, as described above, in addition to relevant skills, attributes and experience required by the Board, the committee will take into account the diversity objectives in the Diversity Policy and Director Selection Guidelines, including the 25% target.
•	Code of Business Conduct and Ethics — In November 2015 the Company revised and updated its Code of Business Conduct and Ethics to reflect global best practices and reinforcing the Company’s commitment to the highest standard of business ethics.
•	Equity Based Compensation Plans — In March of 2015 the Compensation Committee determined to cease granting share units under the Company’s restricted share unit plans. Concurrently therewith, the Compensation Committee recommended, and our board adopted, new performance share unit plans, which plans, subject to shareholder approval of the new plans at the meeting, allow for settlement of vested performance share units granted in the form of common shares rather than solely in cash, including common shares issued from treasury. To the extent that such issuance of shares may be dilutive to shareholders, the Company expects to be able to offset the impact of such dilution through purchases under the Company’s share repurchase program. As described under “Proposal Six: Approval of the Senior Executive Performance Share Unit Plan” and “Proposal Seven: Approval of the Employee Performance Share Unit Plan” in the accompanying proxy statement, shareholders will be asked at the meeting to approve the new performance share unit plans.

•	Share Repurchase Program — On March 1, 2016, the Company obtained approval of the Toronto Stock Exchange to commence a new normal course issuer bid to purchase the lesser of 5,360,763 common shares (representing 5% of the 107,215,270 common shares of the Company issued and outstanding as of February 24, 2016) and that number of common shares worth an aggregate of $52.5 million. The Company’s previous normal course issuer bid terminated on March 2, 2016. The Company initiated the new normal course issuer bid during March 2016, returning $36.7 million to shareholders by purchasing and cancelling 1,460,000 shares through March 24, 2016.
•	Updated Mandates, Charters and Corporate Governance Guidelines — In addition to revising and updating the Company’s Code of Business Conduct and Ethics, in 2015 the Company updated its Board of Directors Mandate, corporate governance guidelines and charters for the three board committees. Our board remains committed to improving its strong corporate governance practices. Copies of the updated mandates, charters and guidelines are available on the Company’s website at www.rbauction.com.
•	Shareholder Engagement Policy — In 2015 in furtherance of its commitment to engaging in constructive and meaningful communication with its shareholders, the Company adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders in a manner consistent with the Company’s disclosure controls and procedures. A copy of the Shareholder Engagement Policy is available on the Company’s website at www.rbauction.com.
•	Shareholder Rights Plan — Shareholders will be asked at the meeting to reconfirm the Company’s shareholder rights plan, which was originally approved by shareholders in 2007 and reconfirmed in 2010 and 2013. The objectives of the plan are to provide our board time to consider value-enhancing alternatives to a take-over bid and allow competing bids to emerge, to ensure that shareholders are provided equal treatment under a take-over bid and to give adequate time for shareholders to properly assess a take-over bid without undue pressure.

More information on the Company can be found in the Company’s Annual Report on Form 10-K and the Company’s other periodic filings with Canadian and U.S. securities regulators, which are available on the Company’s website at www.rbauction.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

New look for our circular

As described in the accompanying proxy statement, as a result of the Company ceasing to be a “foreign private issuer”, as defined under the U.S. securities laws, our proxy statement this year has been prepared to comply with the additional disclosure requirements of Section 14A of the United States Securities Exchange Act of 1934, as amended. As a result, the accompanying proxy statement has a new look, certain portions may not be comparable to our 2015 management information circular, and, unfortunately, may be a little longer. That being said, in addition to providing you with the disclosure prescribed by Canadian and U.S. securities laws and regulations and the rules of the Toronto Stock Exchange and the New York Stock Exchange, we remain committed to keeping shareholders informed regarding our ongoing efforts to improve our corporate governance practices, which we believe are essential for effective and prudent operation of the Company and for enhancement of shareholder value.

We hope that you will attend the 2016 Annual and Special Meeting of Shareholders. Our board and management team wish to thank you for your continued confidence in our Company.

Sincerely,

Ravi Saligram
Chief Executive Officer

March 28, 2016

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6

Notice of Annual and Special Meeting of Shareholders

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting (the “Meeting”) of the shareholders of RITCHIE BROS. AUCTIONEERS INCORPORATED (the “Company”) will be held at the Pan Pacific Vancouver, 300-999 Canada Place, Vancouver, British Columbia, Canada, on May 2, 2016 at 11:00 a.m. (Vancouver time), for the following purposes:

1.	to receive the financial statements of the Company for the financial year ended December 31, 2015 and the report of the auditors thereon;
2.	to elect the directors of the Company to hold office until their successors are elected at the next annual meeting of the Company;
3.	to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding advisory resolution accepting the Company’s approach to executive compensation, as more particularly described in the accompanying proxy statement;
4.	to conduct an advisory vote on the frequency of conducting an advisory vote on executive compensation;
5.	to appoint the auditors of the Company to hold office until the next annual meeting of the Company and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;
6.	to consider and, if deemed advisable, to pass an ordinary resolution approving an amendment and restatement of the Company’s Stock Option Plan;
7.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve the Company’s Senior Executive Performance Share Unit Plan, including the provisions permitting the Company to issue common shares under that plan, the full text of which resolution is set out in the accompanying proxy statement;
8.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve the Company’s Employee Performance Share Unit Plan, including the provisions permitting the Company to issue common shares under that plan, the full text of which resolution is set out in the accompanying proxy statement;
9.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to ratify, confirm and approve the Company’s amended 1999 Employee Stock Purchase Plan, the full text of which resolution is set out in the accompanying proxy statement;
10.	to consider and, if deemed advisable, to pass an ordinary resolution reconfirming the Shareholders Rights Plan dated as of February 22, 2007 between the Company and Computershare Investor Services Inc., the full text of which resolution is set out in accompanying proxy statement; and
11.	to transact such other business as may properly be brought before the Meeting.

Further information regarding the matters to be considered at the Meeting is set out in the accompanying proxy statement.

The directors of the Company have fixed the close of business on March 24, 2016 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. Only registered shareholders of the Company as of March 24, 2016 will be entitled to vote, in person or by proxy, at the Meeting.

Shareholders are requested to date, sign and return the accompanying form of proxy for use at the Meeting, whether or not they are able to attend personally. To be effective, forms of proxy must be received by Computershare Trust Company of Canada, Attention: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof. Shareholders may also vote on the internet by visiting the website included on the proxy form and following the online voting instructions.

All non-registered shareholders who receive these materials through a broker or other intermediary should complete and return the materials in accordance with the instructions provided to them by such broker or intermediary.

DATED at Vancouver, British Columbia, as of this 28th day of March, 2016.

By Order of the Board of Directors

Darren Watt

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2016

The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended
December 31, 2015 are available at www.rbauction.com

RITCHIE BROS. AUCTIONEERS INCORPORATED

PROXY STATEMENT

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PROXY STATEMENT
FOR
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 2, 2016

The Annual and Special Meeting of Shareholders (the “Meeting”) of Ritchie Bros. Auctioneers Incorporated (the “Company”) will be held on May 2, 2016 at the Pan Pacific Vancouver, 999 Canada Place, Vancouver, British Columbia, V6C 3B5, Canada at 11:00 a.m. (Vancouver time). We are providing the Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for the Meeting. The Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and the form of proxy will be first mailed to holders of the Company’s common shares on or about March 31, 2016.

You are invited to attend the Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” — in an account with a bank, broker, or other nominee — you should follow the procedures in the materials and request for voting instructions provided by or on behalf of such broker, bank or other nominee and arrange to be appointed as a proxy holder.

You can vote your shares by completing and returning the proxy card, or, if you are a non-registered/beneficial holder, by following the instructions set forth in the voting instruction form provided by or on behalf of your broker, bank or other nominee.

Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” and “our” refer to Ritchie Bros. Auctioneers Incorporated. Dollar amounts are presented in U.S. dollars unless otherwise specified. Except as otherwise stated, the information herein is given as of March 7, 2016.

If you need directions to attend the meeting and vote in person, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Explanatory Note

Effective January 1, 2016, we ceased to be a “foreign private issuer,” as defined in Rule 3b-4 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, we have prepared this Proxy Statement in accordance with the requirements of Section 14A of the Exchange Act. Prior to January 1, 2016, we were a Canadian “foreign private issuer” and prepared and filed management information circulars and related materials in accordance with Canadian corporate and securities law requirements and were not required to comply with the requirements of Section 14A of the Exchange Act. The requirements of Canadian corporate and securities laws differ from the requirements of Section 14A of the Exchange Act. Accordingly, this Proxy Statement may not be comparable to the management information circular for our 2015 annual and special meeting of shareholders. In particular, due to the differences between U.S. and Canadian requirements for calculating and reporting compensation and ownership of securities, the information reported in this Proxy Statement may differ from the information previously disclosed under Canadian standards.

Questions and Answers About the Meeting, Proxy Materials and Voting

Why am I receiving this Proxy Statement and proxy card?

The Company is providing the Notice of Annual and Special Meeting of Shareholders, this Proxy Statement and proxy card directly to shareholders who are shareholders of record at the close of business on March 24, 2016 and are entitled to vote at the Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you submit your executed proxy card, you appoint the proxy holders nominated by management, Beverley A. Briscoe, Chair of the Board, or Ravi K. Saligram, Chief Executive Officer (or “CEO”) of the Company, with full power of substitution, your representatives at the Meeting. A shareholder has the right to appoint a person other than the nominees of management named in the enclosed instrument of proxy to represent the shareholder at the meeting. To exercise this right, a shareholder should insert the name of its nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of the Company. As your representative(s), your proxy holder(s) will vote or withhold from voting the shares represented by the proxy at the Meeting (or any adjournments or postponements) in accordance with your instructions on any ballot that may be called for. If you specify a choice in the proxy as to how your shares are to be voted with respect to any matter to be acted upon, the shares will be voted accordingly. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we recommend that you return your proxy card in advance of the Meeting.

The proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Why does my name not appear as a shareholder of record?

Many, if not most, investors own their investment shares through a broker dealer or other nominee. Broker dealers frequently clear their transactions through other broker dealers, and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company) in the U.S. or CDS Clearing and Depository Services Inc. in Canada. In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker dealer. You should contact your broker dealer for more information about this process.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by or on behalf of that organization. The registered holder of the shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions on the voting instruction form that is provided by or on behalf of the intermediary. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not attend the Meeting and vote your shares in person at the Meeting unless you arrange with your broker, bank, or other nominee to be appointed as proxy holder.

Who is making this solicitation and who will pay the related costs?

This solicitation is made on behalf of the management of the Company. No director has given management notice that he or she intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When is the record date?

The Board has fixed March 24, 2016, as the record date for the Meeting. Only holders of our common shares as of the close of business on that date will be entitled to vote at the Meeting.

How many shares are outstanding and how many votes can be cast by all shareholders?

A total of 105,813,760 common shares were outstanding as of March 24, 2016. Votes may be cast on each matter presented, consisting of one vote for each common share of the Company outstanding as of the record date.

Are there any shareholders that hold more than 10% of the shares that may be voted?

To the knowledge of the Company’s directors or executive officers, based on filings with Canadian securities regulators and the U.S. Securities and Exchange Commission (the “SEC”), no person beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying more than 10% of the voting rights attached to all voting shares of the Company other than Baillie Gifford & Co., which reported beneficial ownership of 12,379,442 common shares as of December 31, 2015, representing 11.70% of the issued and outstanding common shares of the Company as of March 24, 2016.

What items of business will be voted on at the Meeting and how does the Board recommend that I vote?

Shareholders will be being asked to vote on the following:

•	the election of seven directors for terms expiring in 2017;
•	an advisory vote on executive compensation;
•	an advisory vote on the frequency of conducting an advisory vote on executive compensation;
•	the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2016 and to authorize the Audit Committee of the Board to fix the remuneration to be paid to the auditors;
•	the amendment and restatement of our Stock Option Plan;
•	the approval of our Senior Executive Performance Share Unit Plan;
•	the approval of our Employee Performance Share Unit Plan;
•	the approval of our amended 1999 Employee Stock Purchase Plan;
•	the reconfirmation of our Shareholder Rights Plan; and
•	any other business that may properly come before the Meeting.

The Board recommends a vote:

•	FOR each of the nominees to the Board;
•	FOR the advisory vote on executive compensation;
•	for a ONE YEAR frequency for conducting an advisory vote on executive compensation;
•	FOR the appointment of Ernst & Young LLP as our auditors for the fiscal year ending December 31, 2016 and authorization of the Audit Committee to fix the remuneration to be paid to the auditors;
•	FOR the approval of the amendment and restatement of our Stock Option Plan;
•	FOR the approval of our Senior Executive Performance Share Unit Plan;
•	FOR the approval of our Employee Performance Share Unit Plan;
•	FOR the approval of our amended 1999 Employee Stock Purchase Plan; and
•	FOR the reconfirmation of our Shareholder Rights Plan.

What are my voting rights if I hold common shares?

Each common share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

How do I vote if I am a registered shareholder?

If you are a registered shareholder, you may vote your shares by promptly completing, signing and returning the enclosed proxy card in the enclosed envelope, by using the internet following the instructions on the form of proxy or by attending the Meeting in person and voting. Joint owners wishing to complete a proxy form must each sign the proxy card.

How do I vote if I am a non-registered/beneficial holder?

If you are a non-registered/beneficial holder, you should receive a voting instruction form from a broker dealer or other nominee that you may use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may exercise voting rights in respect of those shares in accordance with the procedures provided by the broker dealer or other nominee, which may include voting by mail, telephonically by calling the telephone number shown on the voting form or via the internet at the web site shown on the voting instruction form. If you are a non-registered/beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Meeting unless you have obtained a proxy for those shares from the person who holds your shares of record. Should you require additional information regarding the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

Can shareholders vote in person at the Meeting?

If you prefer, you may vote at the Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you should arrange with your stockbroker or the registered owner to be appointed as proxy holder entitling you to vote at the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the Company’s transfer agent and/or with stockbrokers. Please vote or arrange for voting of all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials or what if I receive multiple copies?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of this proxy statement and the annual report by written request to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

May I revoke my proxy or change my vote?

Yes. If you are a registered shareholder, you may revoke your proxy by:

•	signing another proxy with a later date and delivering it to Computershare Investor Services, Inc., 100 University Avenue, Toronto, Ontario, Canada, M5J 2Y1 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;
•	attending the Meeting in person and registering with the scrutineer of the Meeting as a shareholder present in person and by signing and dating a written notice of revocation;
•	signing and dating a written notice of revocation and delivering it to the registered office of the Company, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada, at any time up to and including the last business day preceding the day of the Meeting or to the Chair of the Meeting on the day of the Meeting; or
•	in any other manner provided by law.

In addition, if you are a registered shareholder and received a proxy and have voted using the internet following the instructions as described in the form of proxy you may change your vote by following the procedures described in the form of proxy.

If you are not a registered shareholder, and wish to change your proxy nominee or your vote, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form to ensure it is given effect at the Meeting.

How many votes do you need to hold the Meeting?

To conduct the Meeting, the Company must have a quorum, which means that two persons must be present in person, and each entitled to vote and holding or representing by proxy not less than 33% of the votes entitled to be cast at the Meeting.

How are abstentions and broker non-votes counted?

Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement. “Broker non-vote” shares held in “street name” by brokers or nominees, who do not have discretionary authority to vote such shares as to a particular matter, which are held or represented by proxy by a person present at the meeting will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.

Under the rules of the New York Stock Exchange (“NYSE”), brokers or nominees are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. The election of our directors, the advisory votes on executive compensation, the approvals of the amended and restated Stock Option Plan, the Senior Executive Performance Share Unit Plan, the Employee Performance Share Unit Plan and the amended 1999 Employee Stock Purchase Plan and reconfirmation of our Shareholder Rights Plan are considered non-routine matters. Accordingly, if you hold your shares in street name, it is critical that you arrange to exercise your voting right if you want it to count on all matters to be decided at the Meeting.

How many votes are needed to elect directors?

A plurality of the votes cast at the Meeting are required to elect Board nominees. The seven nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as our directors; provided, however, that the Board has adopted a majority voting policy applicable to any uncontested election of directors which requires a nominee who receives a greater number of votes marked “WITHHOLD” than votes “FOR” to promptly tender his or her resignation. See “Proposal One: Election of Directors —  Questions and Answers about the Election of Directors — Might directors elected be required to resign?” on page 9 for more information on the majority voting policy. A properly executed proxy card or voting instruction form marked “withheld” with respect to the election of any director nominee will not be voted and will not count for or against such nominee, except as provided in the majority voting policy.

How many votes are needed to approve the advisory vote on executive compensation and the advisory vote on the frequency of the vote on executive compensation?

Approval, on an advisory basis, of the 2015 compensation of our Named Executive Officers (as defined below) requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

Approval, on an advisory basis, of a voting frequency requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s shareholders. Our current policy is to seek an advisory vote of our shareholders on executive compensation every one year.

While we intend to carefully consider the voting results of these proposals, the final votes are advisory in nature and therefore not binding on us, our Board or the Compensation Committee. Our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of these votes when making future decisions on executive compensation.

How many votes are needed to appoint Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2016 and to authorize the Audit Committee to fix the remuneration of the authors?

The appointment of Ernst & Young LLP as our auditor and authorization of the Audit Committee to fix the remuneration of the auditors requires a majority (greater than 50%) of the votes cast at the Meeting, and votes cast includes only those votes cast “FOR” this proposal. A properly executed proxy card or voting instruction form marked “WITHHOLD” with respect to this proposal will not be voted and will not count for or against this proposal.

How many votes are needed to approve the amendment and restatement of the Stock Option Plan?

The ordinary resolution approving the amendment and restatement of our Stock Option Plan requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

How many votes are needed to approve the Senior Executive Performance Share Unit Plan?

Approval of the ordinary resolution approving the Senior Executive Performance Share Unit Plan requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

How many votes are needed to approve the Employee Performance Share Unit Plan?

Approval of the ordinary resolution approving the Employee Performance Share Unit Plan requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

How many votes are needed to approve the amended 1999 Employee Stock Purchase Plan?

Approval of the ordinary resolution approving the amended 1999 Employee Stock Purchase Plan requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

How many votes are needed to approve reconfirmation of the Shareholder Rights Plan?

The ordinary resolution to approve reconfirmation of the Shareholder Rights Plan requires the affirmative vote of a majority (greater than 50%) of the votes cast at the Meeting.

Will my shares be voted if I do not sign and return my Proxy Card or Voting Instruction Form?

If your shares are registered in your name and you do not sign and return your proxy card, or attend and vote in person, your shares will not be voted at the Meeting. If your shares are held through an account with a brokerage firm, bank, dealer or other nominee, your brokerage firm or other nominee, under certain circumstances, may vote your shares.

How are votes counted?

If your instructions as to voting in any proxy card or voting instruction form are certain, your shares will be voted or withheld from voting in accordance with your instructions. If you do not specify a choice in the proxy card or voting instruction form as to any of the following matters, and one of the proxy holders recommended by management is appointed as proxy holder, your shares will be voted:

•	FOR the election of each director nominee named in this Proxy Statement;
•	FOR the advisory vote on executive compensation;
•	for a ONE YEAR frequency for conducting an advisory vote on executive compensation;
•	FOR appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2016 and authorization of the Audit Committee to fix the auditors’ remuneration;
•	FOR the approval of the amendment and restatement of the Company’s Stock Option Plan;

•	FOR the approval of the Company’s Senior Executive Performance Share Unit Plan;
•	FOR the approval of the Company’s Employee Performance Share Unit Plan;
•	FOR the approval of the Company’s amended 1999 Employee Stock Purchase Plan; and
•	FOR the approval of reconfirmation of the Company’s Shareholder Rights Plan.

Voting results will be tabulated and certified by a representative of Computershare Investor Services, Inc., scrutineer of the Meeting.

What happens if additional matters are presented at the Meeting?

Management of the Company is not aware of any amendments to or variations of any of the matters identified in the enclosed Notice of Annual and Special Meeting of Shareholders nor of any other business which may be brought before the Meeting. The proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations of any of the matters identified in the accompanying Notice of Annual and Special Meeting and on any other matter that may properly be brought before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

Where can I find the voting results of the Meeting?

The Company intends to publish the voting results of the Meeting in a Current Report on Form 8-K, which will be filed with the SEC at www.sec.gov within four business days after the date of the Meeting and on SEDAR at www.sedar.com.

How can I obtain additional information, including a copy of the Proxy Statement and the 2015 Annual Report on Form 10-K?

The Company will mail, without charge to any registered holder or beneficial owner of common shares, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including the consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, schedules and list of exhibits, and any particular exhibit specifically requested, any interim financial statements of the Company and the relevant management’s discussion and analysis of financial condition and results of operations that have been filed with securities regulators for any period after the end of the Company’s most recently completed financial year and the Company’s information circular/proxy statement in respect of its most recent annual and special meeting of shareholders. Requests should be sent to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada. The Company may require payment of a reasonable charge for reproduction if a person that is not a registered shareholder or beneficial owner of common shares makes the request. This Proxy Statement, the Annual Report on Form 10-K and additional information relating to the Company are also available at www.rbauction.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2015.

Proposal One: Election of Directors

Questions and Answers about the Election of Directors

What is the current composition of the Board?

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is composed of the following eight directors: Ravichandra (Ravi) K. Saligram, Beverley Briscoe, Robert G. Elton, Erik Olsson, Eric Patel, Edward B. Pitoniak, Lisa Anne Pollina and Christopher Zimmerman. Lisa Anne Pollina is not standing for re-election at the Meeting. The Board has determined that the number of directors following the Meeting shall be seven, which is the number of directors to be elected at the Meeting.

The Board’s Nominating and Corporate Governance Committee has commenced a search to identify a candidate to replace Lisa Anne Pollina as a director. In connection with such search process, the Nominating and Corporate Governance Committee will consider the skills and attributes of the potential candidates, the business strategy and direction of the Company and the diversity policy adopted by the Board in February 2015. If this search process identifies an appropriate candidate, the Board may, following the Meeting, and prior to the next annual general meeting of the Company, increase the number of directors and appoint an additional director to hold office until the Company’s annual general meeting in 2017.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors are elected for one-year terms to hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office.

Who can nominate individuals for election as directors?

Shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the Canada Business Corporations Act (the “CBCA”). The advance notice provisions require advance notice to the Company of nominations for persons for election to the Board in circumstances where nominations are made other than pursuant to a shareholder proposal made in accordance with the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. Shareholders should note that nominations for directors must be made in compliance with the procedures in the Company’s by-laws, which include requirements to notify the Company in writing in advance of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. Please see the information under “Shareholder Proposals and Director Nominations” on page 98.

The Company has not received any director nominations in connection with the Meeting.

Who is standing for election this year?

The following seven current Board members are being nominated by or at the direction of the Board, based on the recommendation of the Nominating and Corporate Governance Committee:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	Erik Olsson
•	Eric Patel
•	Edward B. Pitoniak
•	Christopher Zimmerman

Each of the nominees, except Mr. Saligram, qualifies as independent under applicable NYSE listings standards and Canadian securities laws and regulations and the rules of the Toronto Stock Exchange (the “TSX”). See “Corporate Governance — Independence of the Directors” on page 20 for a summary of how

“independence” is determined. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under “Information Concerning the Nominees to the Board of Directors” on page 9.

What if a nominee is unable or unwilling to serve?

If any one or more of the nominees named in this Proxy Statement is unable to serve or for good cause will not serve, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The persons named in the enclosed form of proxy intend to vote for the election of any such substitute nominee. Each of the nominees has agreed to serve, if elected, and the Board is not presently aware of any reason that would prevent any nominee from serving as a director if elected.

How are nominees elected?

In the election of directors you may vote “FOR” each or any of the nominees, or you may “WITHOLD” from voting for each or any of the nominees. The seven nominees receiving the highest number of votes “FOR” cast in person or by proxy at the Meeting will be elected as directors.

Might directors elected be required to resign?

Yes. The Board has adopted a majority voting policy that will apply to any uncontested election of directors. Pursuant to this policy, any nominee for director who receives a greater number of votes marked “WITHHOLD” than votes “FOR” such election will promptly tender his or her resignation to the Chair of the Board following the meeting. The Board’s Nominating and Corporate Governance Committee will consider the offer of resignation and make a recommendation to the Board whether to accept it.

In making its recommendation with respect to a director’s resignation, the Nominating and Corporate Governance Committee will consider, in the best interests of the Company, the action to be taken with respect to such offered resignation. The recommended action may include (i) accepting the resignation; (ii) recommending that the director continue on the Board but addressing what the Nominating and Corporate Governance Committee believes to be the underlying reasons why shareholders “withheld” votes for election from such director; or (iii) rejecting the resignation.

The Nominating and Corporate Governance Committee would be expected to recommend that the Board accept the resignation except in extenuating circumstances. The Board will consider the Nominating and Corporate Governance Committee’s recommendation within 90 days following the Company’s annual meeting, and in considering such recommendation, the Board will consider the factors taken into account by the Nominating and Corporate Governance Committee and such additional information and factors that the Board considers to be relevant. The Board will promptly disclose its decision by a press release, such press release to include the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the majority voting policy will not be permitted to participate in any meeting of the Board or the Nominating and Corporate Governance Committee at which the resignation is considered. If the resignation is accepted, subject to applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders, or call a special meeting of shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies.

May additional directors be appointed by the Board between annual general meetings?

The Articles of Amalgamation of the Company provide that the Board has the power to increase the number of directors at any time between annual meetings of shareholders and appoint one or more additional directors, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting.

Information Concerning the Nominees to the Board of Directors

The following table sets forth certain information with respect to the nominees to our Board. Directors are to be elected for a one year term expiring at our next annual meeting unless he or she sooner ceases to hold office (if the director dies or resigns, is removed by resolution of the shareholders or becomes disqualified from being a director under the CBCA).

The Board and the Nominating and Corporate Governance Committee believe that each director nominee brings a strong set of attributes and qualifications and that together these director nominees would create an effective and well-functioning Board that will continue to serve the Company and our shareholders well. Included in each director nominee’s biography below is a summary describing the key attributes and qualifications of the nominees upon which the decisions to nominate were made. Information below regarding shares owned, controlled or directed, deferred share units (“DSUs”) issued under the Company’s Non-Executive Director Deferred Share Unit Plan and restricted share units (“RSUs”) granted under the Company’s restricted share unit plans is given as of March 7, 2016.

BEVERLEY ANNE BRISCOE
Residence: Vancouver, B.C., Canada
Age: 61
Independent
Director since: October 29, 2004
Shares owned, controlled or directed: 22,288
DSUs held: 17,712

Committees
Member of the Nominating and Corporate Governance Committee

Voting results 2015
Votes For: 91,228,658
Percentage: 99.27%

Key attributes and qualifications
Ms. Briscoe has strong financial and leadership skills, having served as President of Hiway Refrigeration Limited for 17 years and in a number of financial roles prior thereto. Ms. Briscoe’s service on the boards of a number of other institutions, including her current role as Chair of the Audit Committee for the Office of the Superintendent of Financial Institutions, enables her to bring to the Board experience and knowledge of governance and financial matters from a number of perspectives.	Ms. Briscoe was appointed Chair of the Board effective June 30, 2014 and has been a director of the Company since 2004. Ms. Briscoe’s previous employment includes: from 2004 to present she worked as a management consultant and corporate director, from 1997 to 2004 she was President and owner of Hiway Refrigeration Limited, a British Columbia-based company specializing in selling and servicing transportation refrigeration equipment used in the trucking and shipping industries; from 1994 to 1997 she was Vice President and General Manager of Wajax Industries Limited, a heavy equipment dealer; from 1989 to 1994 she was Chief Financial Officer for the Rivtow Group of Companies., a marine transportation and industrial equipment conglomerate; from 1983 to 1989 she held CFO positions with several operating divisions of The Jim Pattison Group, a diversified holding company involved in the automotive, advertising, media, agricultural equipment, food and beverage, entertainment, financial and news distribution industries; and from 1977 to 1983 she worked as an auditor with a predecessor firm of PricewaterhouseCoopers. She is the past Chair of the Industry Training Authority for British Columbia, past Chair of the BC Forest Safety Council and past Chair of the Audit Committee for the Office of the Superintendent of Financial Institutions. She currently is a director and Audit Committee Chair of Goldcorp Inc. Ms. Briscoe is a Fellow of the Institute of Chartered Accountants, has a Bachelor of Commerce degree from the University of British Columbia, and is also a Fellow of the Institute of Corporate Directors.

Other directorships
Goldcorp Inc. (TSX: “G”; NYSE: “GG” — a public gold and precious metal company) — Director; Chair of the Audit Committee and member of the Environmental Health and Safety Committee

RAVICHANDRA K. SALIGRAM
Residence: Vancouver, B.C., Canada
Age: 59
Not Independent
Director since: July 7, 2014
Shares owned, controlled or directed: 20,575
RSUs held: 17,770
PSUs held: 228,166(1)

Committees
None

Voting results 2015
Votes For: 91,862,437
Percentage: 99.96%

Key attributes and qualifications
Mr. Saligram’s tenure as CEO, President and a member of the board of directors for OfficeMax Incorporated provides valuable business, leadership and management experience, including expertise in the omnichannel provision of products, services and solutions. Mr. Saligram’s past and current experience as a director on other public boards provides a broad perspective on matters facing public companies and governance matters.	Mr. Saligram was appointed CEO and a director in July 2014. Prior to joining the Company, Mr. Saligram was CEO, President and a member of the board of directors of OfficeMax Incorporated (2010 – 2013), an omnichannel provider of workplace products, services and solutions. From 2003 through November 2010, Mr. Saligram served in executive management positions with ARAMARK Corporation, a global food services company, including President of ARAMARK International and Chief Globalization Officer and Executive Vice President of ARAMARK Corporation. From 1994 through 2002, Mr. Saligram served in various capacities for the InterContinental Hotels Group, a global hospitality company, including President of Brands and Franchise for North America; Chief Marketing Officer and Managing Director, Global Strategy; President, International; and President, Asia Pacific. Earlier in his career, Mr. Saligram held various general and brand management roles at S.C. Johnson & Son, Inc. in the United States and overseas. Mr. Saligram earned an MBA from the University of Michigan, Ann Arbor, and an electrical engineering degree from Bangalore University, India.

Other directorships
Church & Dwight Co., Inc. (NYSE: “CHD” — a public consumer products company) — Director and member of the Governance and Nominating Committee.
ROBERT GEORGE ELTON
Residence: Vancouver, B.C., Canada
Age: 64
Independent Director
since: April 30, 2012
Shares owned, controlled or directed: nil
DSUs held: 9,763

Committees
Chair of the Audit Committee
Member of the Compensation Committee

Voting results 2015
Votes For: 91,336,481
Percentage: 99.42%

Key attributes and qualifications
Mr. Elton’s experience in senior executive positions during the course of the past 15 years brings strong leadership and management skills to the Company. Mr. Elton’s tenure in academia, currently an adjunct professor at the University of British Columbia’s Sauder School of Business, enables him to bring to the Board knowledge of business from a current and alternative perspective.	Mr. Elton is currently acting as Chief Risk Officer of Vancouver City Savings Credit Union. Mr. Elton is also a corporate director and an adjunct professor at the University of British Columbia’s Sauder School of Business. Mr. Elton was President and Chief Executive Officer of BC Hydro, a government-owned electric utility, from 2003 to 2009. Prior to this he was Executive Vice President Finance and Chief Financial Officer of BC Hydro (2002 – 2003), Powerex (2001 – 2002), a subsidiary of BC Hydro, and Eldorado Gold Corporation (1996 – 2001) (TSX: “ELD”; NYSE “EGO”; ASX: “EAU”). Mr. Elton spent over 20 years with PriceWaterhouseCoopers and predecessor firms, becoming partner in 1987 before leaving the firm in 1996. He is a Fellow of the Institute of Chartered Accountants in British Columbia and has a Master of Arts degree from Cambridge University, U.K.

Other directorships
Aquatics Informatics Inc. (a private software company) — Director

Corix Utilities (a private utility infrastructure company) — Director

Nurse Next Door (a private company) — Chair, Business Advisory Board

ERIK OLSSON
Residence: Scottsdale, AZ, USA
Age: 53
Independent
Director since: June 1, 2013
Shares owned, controlled or directed: nil
DSUs held: 6,654

Committees
Member of the Compensation Committee

Voting results 2015
Votes For: 91,441,738
Percentage: 99.50%

Key attributes and qualifications
Mr. Olsson’s experience in senior leadership positions, as well as his knowledge of the equipment industry in general, provides important insight to our Board on the Company’s strategic planning and operations. Further, his experience as a member of another public company board provides him with an enhanced perspective on issues applicable to public companies.	Mr. Olsson is currently President, Chief Executive Officer and a Director of Mobile Mini, Inc. (NASDAQ-GS: MINI), the world’s leading provider of portable storage solutions. He is also a member of the board of Dometic Group AB, a global industrial provider of solutions for mobile living. Mr. Olsson had previously been President, Chief Executive Officer, and a Director of RSC Holdings, Inc., a premier provider of rental equipment in North America, prior to its acquisition by United Rentals, Inc. in April 2012. Prior to that he served as Chief Financial Officer and Chief Operating Officer of RSC Holdings, Inc. In addition, he held various senior positions in the United States, Brazil, and Sweden in his 13 years with industrial group Atlas Copco AB, a mining equipment maker. Mr. Olsson holds a degree in Business Administration and Economics from the University of Gothenburg.

Other directorships
Mobile Mini, Inc. (NASDAQ-GS: “MINI” — self storage company)
ERIC PATEL
Residence: Vancouver, B.C., Canada
Age: 59
Independent
Director since: April 16, 2004
Shares owned, controlled or directed: 18,925
DSUs held: 6,302

Committees
Chair of the Compensation Committee(2)
Member of the Audit Committee

Voting results 2015
Votes For: 91,189,766
Percentage: 99.23%

Key attributes and qualifications
Mr. Patel’s career in senior financial leadership positions, including serving as chief financial officer for a number of companies, provides valuable financial expertise to the Board. In addition, Mr. Patel’s service on the boards of private companies, including two chair positions, enables him to bring to the Board experience and knowledge of corporate governance issues from an alternative perspective.	Mr. Patel is currently a business consultant and corporate director. He was previously Chief Financial Officer of Pembrook Mining Corp., a private mining company, from 2007 until 2010. Prior to joining Pembrook, Mr. Patel was the Chief Financial Officer of Crystal Decisions, Inc., a privately held software company. Mr. Patel joined Crystal Decisions in 1999 after holding executive level positions, including that of Chief Financial Officer, with University Games, Inc., a privately held manufacturer of educational toys and games. Before 1997, Mr. Patel worked for Dreyer’s Grand Ice Cream as Director of Strategy, for Marakon Associates strategy consultants and for Chemical Bank. Mr. Patel holds an MBA degree from Stanford University and a Bachelor of Arts degree from Brown University.

Other directorships
ACL Services Ltd. (a private software company) — Board Chair

Daiya Foods Inc. (a private food company) — Chair

Mobify, Inc. (a private software company) — Director

EDWARD BALTAZAR PITONIAK
Residence: Exeter, RI, USA
Age: 60
Independent
Director since: July 28, 2006
Shares owned, controlled or directed: 7,221
DSUs held: 10,738

Committees
Chair of Nominating and Corporate Governance Committee
Member of the Audit Committee

Voting results
2015 Votes For: 81,873,237
Percentage: 99.97%

Key attributes and qualifications
With more than 10 years’ experience in senior leadership positions at several public companies, Mr. Pitoniak has valuable business, leadership and management experience. The Company benefits from Mr. Pitoniak’s strong operational experience, as well as his experience on the board of another public entity.	Mr. Pitoniak is currently the Chairman of InnVest, a real estate investment trust holding a large portfolio of hotels in Canada. Mr. Pitoniak retired in 2009 from the position of President and Chief Executive Officer and Director of bcIMC Hospitality Group, a hotel property and brand ownership entity (formerly a public income trust called Canadian Hotel Income Properties Real Estate Investment Trust (“CHIP”) — TSX: “HOT.un”), where he was employed since January 2004. Mr. Pitoniak was also a member of CHIP’s Board of Trustees before it went private. Prior to joining CHIP, Mr. Pitoniak was a Senior Vice-President at Intrawest Corporation (TSX: “ITW”; NYSE “IDR”), a ski and golf resort operator and developer, for nearly eight years. Before Intrawest, Mr. Pitoniak spent nine years with Times Mirror Magazines, where he served as editor-in-chief and advertising director with Ski Magazine. Mr. Pitoniak has a Bachelor of Arts degree from Amherst College.

Other directorships
InnVest REIT (TSX: “INN”, a public company) — Trustee; Member of Investment Committee
CHRISTOPHER ZIMMERMAN
Residence: Manhattan Beach, CA, USA
Age: 56
Independent
Director since: April 11, 2008
Shares owned, controlled or directed: 6,856
DSUs held: 10,738

Committees
Member of the Nominating and Corporate Governance Committee(3)

Voting results 2015
Votes for: 91,434,268
Percentage: 99.50%

Key attributes and qualifications
Mr. Zimmerman brings over 30 years of business, operating and leadership experience to the Board. The Company benefits from Mr. Zimmerman’s strong operational and international expertise from his experience as a chief executive officer of several organizations throughout the course of the past ten years.	Mr. Zimmerman is currently President and CEO of business operations for the St. Louis Blues. Prior to this, he was President of Easton Sports, a designer, developer and marketer of sports equipment and accessories. Prior to joining Easton Sports, Mr. Zimmerman was President and Chief Executive Officer of Canucks Sports and Entertainment, a sports entertainment company in Vancouver, B.C, from 2006 until 2009. Before joining Canucks Sports and Entertainment, Mr. Zimmerman was the President and Chief Executive Officer of Nike Bauer Inc., a hockey equipment company. Prior to this appointment in March 2003, Mr. Zimmerman was General Manager of Nike Golf USA. He joined Nike Golf in 1998 after spending 16 years in a variety of senior advertising positions, including USA Advertising Director for the Nike Brand and Senior Vice President at Saatchi and Saatchi Advertising in New York. Mr. Zimmerman has an MBA from Babson College.

(1)	Refers to performance share units granted under the Company’s performance share unit plans, including one time sign on grants of performance share units awarded to Mr. Saligram.
(2)	Mr. Patel was a member of the Nominating and Corporate Governance Committee until May 4, 2015, and ceased to be on that Committee, and became Chair of the Compensation Committee, on May 4, 2015.
(3)	Mr. Zimmerman was Chair of the Compensation Committee until May 4, 2015, and ceased to be on that Committee, and became a member of the Nominating and Corporate Governance Committee, on May 4, 2015.

In addition to the information presented above regarding common shares beneficially owned, controlled or directed, Mr. Saligram, the CEO of the Company, is the only director that holds stock options. None of the Company’s non-executive directors have been granted stock options since their appointment. The Company ceased granting stock options to non-executive directors in 2004, and the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards (the “Stock Option Policy”) precludes any such issuance.

Recommendation of the Board

The Board recommends a vote “FOR” each of the nominees.

Information Concerning Our Executive Officers

The following table sets forth certain information with respect to our current executive officers other than Mr. Saligram, whose information may be found under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors” on page 9.

JIM BARR Group President, Emerging Businesses, Brand Innovation and Technology Services Age: 53	Jim Barr joined the company in November 2014. Before that he was most recently Executive Vice President and Chief Digital Officer at OfficeMax, where he was responsible for all aspects of the company’s e-commerce business and for driving its multi-channel digital strategy. Mr. Barr developed and executed strategies to drive profitable growth in several senior level e-commerce positions. He served as President of Sears Holdings Corporations’ online division where he held full P&L accountability for multi-channel strategy and online sites such as sears.com and kmart.com. Prior to joining Sears, Mr. Barr held positions of increasing responsibility at Microsoft for 12 years, most recently serving as General Manager, Commerce & Marketplaces, where he launched and led several marketplace businesses, including comparison shopping, auctions, online classifieds listings and the Windows Marketplace, and General Manager, Business Development, MSN.

Mr. Barr is a graduate of Miami University and received a Master of Business Administration degree from The University of Chicago Booth School of Business.
SHARON DRISCOLL Chief Financial Officer Age: 54	Sharon Driscoll joined the Company in July 2015 as Chief Financial Officer, following 17 years of senior executive experience at companies such as Rexall Pharmacies Canada (Katz Group Canada), Sears Canada Inc. and Loblaw Companies Limited. Most recently, Ms. Driscoll was Executive Vice President and CFO at Katz Group Canada Ltd., where she was responsible for all financial operations, including capital allocation, financing strategies, treasury operations, regulatory compliance, risk management and financial talent development. Prior to Katz Group, Ms. Driscoll was Senior Vice President and CFO of Sears Canada Inc., one of Canada’s largest retailers.

Ms. Driscoll is a Chartered Professional Accountant and has a Bachelor of Commerce (Honours) degree from Queen’s University.

ROB MCLEOD Chief Business Development Officer Age: 52	Rob McLeod began his career with the Company in 1993 as U.S. Controller and held various other positions in the Vancouver head office, including corporate controller. In 1999, Mr. McLeod relocated to Lincoln, Nebraska to establish the Company’s U.S. head office and in 2002 he relocated to the Company’s office in the Netherlands, where he was Sr. Manager of Operations for Europe. Returning to the head office in Vancouver in 2005, Mr. McLeod undertook various strategic projects before being appointed Chief Financial Officer in 2008. In July 2015, Mr. McLeod was appointed Chief Business Development Officer, and now oversees all aspects of the Company’s M&A strategy and sector-specific growth initiatives.

Mr. McLeod has a Bachelor of Commerce degree from the University of British Columbia and received his Chartered Accountancy designation while working for KPMG.
KARL WERNER Chief Operational Support & Development Officer; Interim Managing Director, Middle East Age: 51	Karl Werner joined the Company in 1996 as Territory Manager for the Olympic Peninsula and Alaska. In 1999 he was appointed to Regional Manager for the Northwest US and in 2004 transferred to the Company’s corporate head office as Senior Manager, Strategic Projects. In 2005 he was appointed to Divisional Manager, Auction Operations. In 2008 he was appointed to VP of Auction Operations until October 2013, when he became Chief Auction Operations Officer. Mr. Werner was appointed to his current position in November 2014.

Mr. Werner came to the Company after 10 years of operating a heavy-haul transport company. He has a strong background in real estate development and operations management. Mr. Werner sits on advisory boards for various strategic partners.
TODD WOHLER Chief Human Resources Officer Age: 57	Todd Wohler joined the Company in January 2015, and brings over 20 years of experience across multiple geographies and industries. After earning a degree in mechanical engineering, Mr. Wohler began his career at Schlumberger, a global oil and gas technology company, where he began as a field engineer and worked in many different branches of the company in the US, Paris, and London during his 20 year tenure. Mr. Wohler has also served as Chief Human Resources Officer at Quintiles Transnational, as Senior Vice President of Human Resources at ARAMARK for ARAMARK’s international business, and as Senior Vice President of Human Resources at United Water. Over the course of his career Mr. Wohler has been instrumental in building global teams and organizations that have excellent track records of success. He has developed and implemented transformational HR strategies and recruited hundreds of executives and leaders for organizations across the globe in multiple industries. Mr. Wohler has a Bachelor of Science degree in Mechanical Engineering from Virginia Polytechnic Institute and State University and a Master of Business Administration from Tulane University.

TERRY DOLAN President, U.S. and Latin America Age: 51	Terry Dolan joined the Company as President, U.S. and Latin America in May 2015. Prior to the Company, Mr. Dolan spent 15 years in executive leadership roles at industrial and machinery companies, including leading national sales, operations and marketing teams. His experience has provided him with a strong background in the construction, agriculture and mining sectors. Most recently, Mr. Dolan was Executive Vice President, Global Commercial and Industrial and Mobile Products, at Generac, a leading manufacturer of industrial and residential generators and power products. During his career at Generac, Mr. Dolan also held the roles of Senior Vice President, Sales, where he led the sales efforts for the entire company; and Director, Sales and Business Development, Power Systems.

Mr. Dolan has also held executive positions at Boart Longyear, a drilling equipment manufacturer and service company to the mining sector, and Ingersoll Rand. At Boart Longyear, he held the position of Senior Vice President, Business Development and Marketing, where he led M&A. At Ingersoll Rand he held several roles, including Vice President, Company Owned Stores and Remarketing, Construction Technologies, where he oversaw more than 800 employees and had direct responsibility over two businesses. Mr. Dolan spent the first decade of his career at Case Corporation, where he excelled in numerous sales and operations roles and started the company’s used equipment business. He earned a Bachelor of Science degree, specializing in Management and Communications, from Concordia University.
RANDY WALL President, Canada Age: 57	Randy Wall has been with the Company since 1988 and has held numerous head office and field management positions with the Company, including Manager of Auction Site Development, Manager of Training, Territory Manager, Managing Director of European and Middle Eastern Operations, and Senior Vice President responsible for the Company’s operations in Europe, the Middle East, Africa and the Eastern half of North America. In 2002, Mr. Wall was appointed President and Chief Operating Officer of the Company. He served as President of the Company from 2005 to 2008, then enjoyed a brief semi-retirement (during which he continued his involvement with the company in sales training and Board advisory capacities) before re-joining the Company full time in 2013 as Chief Productivity Officer. Mr. Wall was appointed President, Canada in November 2014.

Mr. Wall is a Chartered Accountant with a Bachelor of Commerce degree from the University of British Columbia. Prior to joining the Company he worked several years with predecessor firms of KPMG as a Senior Tax Manager.

JEROEN RIJK Managing Director, Europe Age: 44	Jeroen Rijk has held progressively more senior roles at the Company since he began at the Company in 1995. Prior to becoming Managing Director, Europe in November 2014, Mr. Rijk was Group Senior Vice President, Sales — Europe, and oversaw all sales and operations activities for the Company in 15 countries across Europe. He was instrumental in building the Company’s business in Southern Europe and developing a team of strong sales leaders in the region. His past roles at the Company span many functions, including sales management, sales, yard operations and accounting.

Mr. Rijk has a Master’s of Science degree in International Transport from the University of Wales, College of Cardiff, as well as Bachelor degrees specializing in management. He speaks Dutch, English and Spanish fluently, and also understands German.
KIERAN HOLM Managing Director, Asia Pacific Age: 48	Kieran Holm has over a decade of experience with the Company, beginning his career at the Company in 2004 in the marketing department. Mr. Holm has held progressively more senior positions, including Area Manager in Texas; Regional Manager in Chicago; and most recently, Vice President of Sales, North Central U.S. before being appointed to his current position in Japan. Mr. Holm has developed and executed strong sales growth strategies, managed high-performing sales teams and spearheaded the Company’s expansion into auctioning real-estate assets.

Mr. Holm holds an MBA, specializing in finance, from McGill University, earned at the University’s Tokyo, Japan, campus; and a Bachelor of Arts degree from the University of Victoria (Canada). He speaks English, Japanese and French.
DOUG OLIVE SVP, Pricing & Appraisals Age: 45	Doug Olive has been employed by the Company for 19 years. Mr. Olive has held progressively more senior roles at the Company, including Territory Manager, Regional Manager, Divisional Manager, Prairies, and Divisional Manager for Western Canada. He also held the position of Senior Valuation Analyst to work closely with the company’s U.S. Eastern Division and Eastern Canada Division and managed their at risk business. In April of 2015, Mr. Olive was appointed as the Company’s Senior Vice President, Valuations and Appraisals. Prior to that, he was VP of Pricing and Appraisals and has been in that role for the last five years. Mr. Olive holds vast equipment knowledge, deal structuring expertise and pricing know how.

DARREN WATT General Counsel & Corporate Secretary Age: 44	Darren Watt joined the Company in 2004 as in-house legal counsel. In 2012, Mr. Watt was promoted to Vice President Legal Affairs, and in 2013 was appointed General Counsel and Corporate Secretary, and also assumed the role of VP Corporate Development until the appointment of Mr. Saligram and the subsequent establishment of a distinct corporate development team in 2015; at which point Mr. Watt resumed his focus on legal matters. Prior to joining the Company Mr. Watt practiced with McCarthy Tétrault LLP (1998 – 2004) as an Associate lawyer in the area of Corporate Finance & Securities. Mr. Watt is a member of the Law Society of British Columbia and holds a Law Degree from the University of British Columbia, as well as an Honours Bachelor of Arts degree (International Relations) from the University of Toronto.
BECKY ALSETH Acting Chief Marketing Officer Age: 54	Becky Alseth joined the Company as Acting Chief Marketing Officer in December 2015. Prior to joining the Company, Ms. Alseth served as Vice President of Marketing at HZO, Inc. since February of 2014, Chief Development and Marketing Officer during 2012 and 2013 at First (a not-for-profit public charitable organization) and from 2006 to 2011 as Senior Vice President of Marketing at Avis Budget Group. Ms. Alseth started in her marketing career working in a series of progressive brand management roles at leading Fortune 500 companies including The Clorox Company, Nestle, and Diageo.

Ms. Alseth earned her Bachelor of Science in Society & Technology from Montana Tech and her MBA from the University of Washington Foster School of Business.

Corporate Governance

Overview

The Board and the Company believe that excellent corporate practices are essential for the effective and prudent operation of the Company and for enhancing shareholder value. The Board’s Nominating and Corporate Governance Committee is responsible for reviewing and, if deemed necessary, recommending changes to the Company’s corporate governance practices.

Structure and Members of the Board

The Company’s Articles of Amalgamation require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is comprised of the following eight directors:

•	Ravi K. Saligram
•	Beverley Briscoe
•	Robert G. Elton
•	Erik Olsson
•	Eric Patel
•	Edward B. Pitoniak
•	Lisa Anne Pollina
•	Christopher Zimmerman

Independence of the Directors

The Board is comprised of a majority of independent directors as defined under the applicable rules of the NYSE and Canadian National Instruments 58-101 (“NI 58-101”) and 52-110 (“NI 52-110”). The NYSE listing standards provide that no director qualifies as “independent” unless the Board affirmatively determines that such director has no material relationship with the Company and NI 58-101 and NI 52-110 provide, in effect, that an independent director is a person that has no direct or indirect “material relationship” with the Company (defined to mean a relationship which could in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment). The NYSE listing standards and NI 52-110 set forth specific categories of relationships that disqualify a director from being independent.

The Board has reviewed the independence of each director and considered whether any director has a material relationship with the Company. As a result of this review, the Board affirmatively determined that Beverley Briscoe, Robert G. Elton, Erik Olsson, Eric Patel, Edward B. Pitoniak, Christopher Zimmerman and Lisa Anne Pollina, representing seven of the eight directors, are independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110. Mr. Saligram is not independent given his employment as CEO of the Company. The Board’s independence determination was based on information provided by the directors.

Meetings of the Board and Board Member Attendance at Annual Meeting

In the year ended December 31, 2015, the Board held nine meetings. Agenda and materials in relation to Board and Board committee meetings are generally circulated to directors for their review in advance of meetings. The following table presents information about attendance by directors at Board and committee meetings for the year ended December 31, 2015.

Director	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Nominating and Corporate Governance Committee Meetings
Ravi K. Saligram	9 of 9
Beverley Briscoe	9 of 9	4 of 4		6 of 6
Robert G. Elton	9 of 9	4 of 4 (Chair)	6 of 6
Erik Olsson	9 of 9		6 of 6
Eric Patel(1)	9 of 9	4 of 4	4 of 4 (Chair)	2 of 2
Edward B. Pitoniak	9 of 9	4 of 4		6 of 6 (Chair)
Lisa Anne Pollina(2)	7 of 7	3 of 3	3 of 3
Christopher Zimmerman(3)	8 of 9		2 of 2 (Chair)	4 of 4

(1)	Mr. Patel ceased to be a member of the Nominating and Corporate Governance Committee on May 4, 2015 and became a member and Chair of the Compensation Committee.
(2)	Attendance noted in the table reflects meetings that took place after Ms. Pollina’s election as a director on May 4, 2015.
(3)	Mr. Zimmerman ceased to be a member (and Chair) of the Compensating Committee on May 4, 2015 and became a member of the Nominating and Corporate Governance Committee.

In addition, the independent directors held five meetings and several information sessions in 2015 without management present. These meetings were chaired by the Chair of the Board. Such meetings are scheduled regularly during the year, usually immediately after the Board’s regular quarterly meetings.

Board members are encouraged but not required to attend the annual general meeting of shareholders. All of the directors serving at such time attended the 2015 annual and special meeting of shareholders.

Independent Chair

Beverley Briscoe is the Chair of the Board and is an independent director. Under the description of the position adopted by the Board, Ms. Briscoe is responsible for overseeing the management, development and effective performance of the Board, and taking all reasonable measures to ensure that the Board fully executes its mandate and that directors clearly understand and respect the boundaries between the Board’s and management’s responsibilities. See also “— Board Leadership Structure” on page 30.

Board Mandate

The mandate of the Board is to supervise management of the Company and to act in the best interests of the Company and its shareholders. The Board acts in accordance with its formal mandate and:

•	the CBCA;
•	the Company’s Articles of Amalgamation and By-laws;
•	the Company’s Code of Business Conduct and Ethics;
•	the charters of the Board committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee;
•	the Company’s Corporate Governance Guidelines; and
•	other applicable laws and Company policies.

The Board or its designated committees approve significant decisions that affect the Company and its subsidiaries before they are implemented. The Board or a designated committee oversees the implementation of such decisions and reviews the results.

The Board meets with the CEO and other executive officers of the Company from time to time to discuss and review internal measures and systems adopted by the management to ensure a culture of integrity throughout the organization.

The Board is involved in the Company’s strategic planning process. The Board is responsible for reviewing and approving strategic initiatives, taking into account the risks and opportunities of the business. Management updates the Board on the Company’s performance in relation to strategic initiatives at least quarterly. Management undertakes an annual strategic planning process, with regular Board involvement in the process and review and approval of the resulting strategic plan. During fiscal 2015, there were nine meetings of the Board. The frequency of meetings and the nature of agenda items change depending upon the state of the Company’s affairs.

The Board is responsible for overseeing the identification of the principal risks of the Company and ensuring that risk management systems are implemented. The principal risks of the Company include those related to the Company’s underwritten business, ability to sustain and manage growth, its reputation and industry. The Audit Committee meets regularly to review reports from management of the Company and discuss specific risk areas with management and the external auditors. The Board ensures that the Company adopts appropriate risk management practices, including a comprehensive enterprise risk management program, and the Board regularly reviews and provides input on the same. See also the discussion under “— Board’s Role in Risk Oversight” on page 30.

The Board is responsible for choosing the CEO, appointing other executive officers and monitoring their performance. The Compensation Committee is responsible for developing guidelines and procedures for selection and long-range succession planning for the CEO.

Following the appointment of a new CEO in 2014, Mr. Saligram, in consultation and with the approval of the Board, developed a new organizational structure for the Company. In connection with this new organizational structure, the Compensation Committee is working together with Mr. Saligram and the recently appointed Chief Human Resources Officer in monitoring and overseeing succession planning within the Company going forward. The committee generally ensures that processes are in place to recruit qualified senior managers, and to train, develop and retain them. The Board encourages senior management to participate in professional and personal development activities, courses and programs, and supports management’s commitment to training and developing its employees with a special focus on areas of strategic importance.

The Board reviews all the Company’s financial communications, including annual and quarterly reports. The Company communicates with its stakeholders through a number of channels including its web site. The Board oversees the Company’s disclosure policy, which requires, among other things, the accurate and timely communication of all material information as required by applicable law.

The Board, through the Audit Committee, oversees the effectiveness and integrity of the Company’s internal control processes and management information systems. The Audit Committee also directly oversees the activities of the Company’s external auditors. The Company’s Disclosure Committee (consisting of the Company’s Chief Financial Officer, Chief Operational Support & Development Officer, General Counsel, VP Finance, Director Risk Management, and Investor Relations Manager) reports to the Audit Committee on a quarterly basis on the quality of the Company’s internal control processes. The Company has also adopted a disclosure policy.

The Nominating and Corporate Governance Committee is responsible for reviewing the governance principles of the Company, recommending any changes to these principles, and monitoring their disclosure. This committee is responsible for the report on corporate governance included in the Company’s Proxy Statement. Through industry forums and access to professional advisors, the committee keeps abreast of best practices to ensure the Company continues to carry out high standards of corporate governance. The Board has adopted Corporate Governance Guidelines, which are available on our website at www.rbauction.com.

As provided in the Company’s Corporate Governance Guidelines, the Board, with the assistance of the Nominating and Corporate Governance Committee, determines from time to time the number of directors on the Board, within a range specified in the Company’s charter documents. The Board believes that given the size and scope of the Company, the Board should include at least seven directors. Further, the Board feels that the size of seven to nine members is reasonable given the current size and complexity of the Company. The Board believes that the current membership of the Board reflects appropriate experience and an appropriate number of unrelated and independent directors, and permits the Board to operate in an efficient manner. As described below, in February 2015 the Board adopted a diversity policy, including a target to increase the number of women on the Board. As described under “Proposal One: Election of Directors — Questions and Answers about the Election of Directors — What is the current composition of the Board?”, the Nominating and Corporate Governance Committee is in the process of conducting a director search to identify a candidate to replace Lisa Anne Pollina on the Board.

Position Descriptions

The entire Board is responsible for the overall governance of the Company. Any responsibility that is not delegated to senior management or a Board committee remains with the entire Board. The Board has adopted position descriptions for the CEO and the Chair of the Board. The charters of the committees of the Board are considered to be position descriptions for the chairs of the committees. The CEO position description was reviewed and revised in connection with the process of hiring the Company’s new CEO. The CEO has overall responsibility for all Company operations, subject to Board oversight.

The Board reviews and approves the corporate objectives for which the CEO is responsible and such corporate objectives form a key reference point for the review and assessment of the CEO’s performance.

The Board has defined the limits to management’s authority. The Board expects management, among other things, to:

•	set the appropriate “tone at the top” for all employees of the Company;
•	implement effective succession planning strategies and provide for development of senior management;
•	review the Company’s strategies and their implementation in all key areas of the Company’s activities, provide relevant reports to the Board related thereto and integrate the Board’s input into management’s strategic planning for the Company;
•	carry out a comprehensive planning process and monitor the Company’s financial performance against the annual plan approved by the Board; and
•	identify opportunities and risks affecting the Company’s business, develop and provide relevant reports to the Board related thereto and, in consultation with the Board, implement appropriate mitigation strategies.

Orientation and Continuing Education

All new directors receive a comprehensive information package, which includes a record of historical public information about the Company, a copy of the Company’s Code of Business Conduct and Ethics, the mandate of the Board and the charters of the Board committees, and other relevant corporate and business information and securities filings. In addition, the Company’s orientation for directors involves meeting with the Chair of the Board, CEO and senior management of the Company for an interactive introductory discussion about the Company, its strategy and operations, providing the directors with an opportunity to ask questions. New directors are also expected to attend a Company auction shortly after their appointment and to attend as an observer at least one meeting of each Board committee during their first year. All directors are also encouraged to meet with management informally, visit auction sites and attend auctions and “town hall” meetings on a periodic basis.

Senior management makes regular presentations to the Board on the main areas of the Company’s business and updates the Board quarterly on the Company’s financial and operating performance. External subject matter experts are also invited to make presentations to the Board on emerging topics of interest, on a periodic basis. Periodically, directors tour the Company’s various facilities and attend Company auctions.

Directors are encouraged to take relevant professional development courses at the Company’s expense, and at times, the Company also recommends appropriate courses and conferences and encourages directors to attend. The Company maintains, at its expense, individual memberships for all directors with the National Association of Corporate Directors and the Institute of Corporate Directors and a number of directors have attended training courses offered to members of these institutions. The Company also canvases the directors on an annual basis to determine what courses or training each of them has attended during the past year.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees, the full text of which can be found on our website at www.rbauction.com. Any shareholder may request a paper copy, free of charge, of the Code of Business Conduct and Ethics by making such request in writing to Ritchie Bros. Auctioneers Incorporated, Attention: Corporate Secretary, 9500 Glenlyon Parkway, Burnaby, British Columbia, V5J 0C6, Canada.

The Board and management review and discuss from time to time the effectiveness of the Code of Business Conduct and Ethics and any areas or systems that may be further improved. The Company performs a Code of Business Conduct and Ethics compliance review on an annual basis, and seeks annual confirmation of understanding of and adherence to the Code from all employees throughout the Company and from directors. The Company, through directors’ and officers’ questionnaires and other systems, gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.

No material change report has been filed that pertains to any conduct of a director or executive officer that constitutes a departure from the Code.

The Company complies with the relevant provisions under the CBCA that deal with conflict of interest in the approval of agreements or transactions, and the Code of Business Conduct and Ethics sets out additional guidelines in relation to conflict of interest situations. Specifically, the Code of Business Conduct and Ethics includes provisions requiring disclosure and avoidance of conflicts of interest where personal interests interfere, or appear to interfere, with the Company’s business responsibilities, including doing business with family members, accepting outside employment, using corporate opportunities for personal benefit, holding interests in outside organizations that impact the Company and regarding the Company not providing corporate loans or extending credit guarantees to or for the personal benefit of directors or officers.

The Company was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct and doing what is right. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employees by being in attendance at most of the Company’s industrial auctions.

The Company has implemented procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or reports of wrongdoing or violations of the Code of Business Conduct and Ethics.

Exemptions or waivers from our Code of Conduct and Business Ethics may only be granted by formal approval of senior management and/or the Audit Committee. The Company will publish any waivers of the Code of Code of Conduct and Business Ethics for an executive officer or director on our website. The Company had no such waivers in 2015. Further, during 2015, the Company had no transactions where the policies and procedures summarized above required review, approval, or ratification, or where such policies and procedures were not followed.

Shareholder Communications to the Board

In 2015, in furtherance of its commitment to engaging in constructive and meaningful communication with shareholders, the Company adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders in a manner consistent with the Company’s disclosure controls and procedures. Shareholders may initiate communications with the Board by directing their questions or concerns to the independent directors through the Chair of the Board c/o the Corporate Secretary, Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, B.C. V5J 0C6 or email to chairman_of_the_board@rbauction.com.

All relevant correspondence, with the exception of solicitations for the purchase or sale of products and services and other similar types of correspondence, will be forwarded to the Chair. Purely for administrative purposes, correspondence to the Chair may be opened or viewed by the Company’s Corporate Secretary. A copy of the Company’s Shareholder Engagement Policy is available on the Company’s website at www.rbauction.com.

Board Committees

Audit Committee and Audit Committee Financial Expert

The Audit Committee oversees the Company’s corporate accounting and financial reporting processes and the audits of its financial statements. The members of our Audit Committee are Robert G. Elton, Eric Patel, Edward B. Pitoniak and Lisa Anne Pollina. Mr. Elton is Chair of the Audit Committee. All committee members qualify as independent directors for audit committee purposes under the applicable NYSE listing standards, SEC rules and National Instrument 52-110, Audit Committees adopted by the Canadian Securities Administrators. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. Mr. Elton further qualifies as an audit committee “financial expert,” as defined in the applicable rules of the SEC. The Audit Committee held four meetings during 2015.

Information regarding the relevant education and experience of the members of the Audit Committee, as required under NI 52-110, is disclosed, other than with respect to Ms. Pollina, under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors”. Since 2012, Ms. Pollina has served as Vice Chairman of the RBC Capital Markets division of Royal Bank of Canada. RBC Capital Markets is the corporate and investment banking arm of RBC and offers mergers and acquisitions support, securities trading and research, foreign exchange, infrastructure services and advisory services. From 2010 to 2012, Ms. Pollina served as Senior Advisor to the Chief Executive Officer of RBC International, also a division of Royal Bank of Canada. From 2006 to 2010, she served as Senior Vice President, Global Financial Institutions and performed Advisory Services for Bank of America. Ms. Pollina co-founded and served as Managing Partner of Bordeaux Capital, a strategic and financial advisory firm, from 2002 to 2006. From 1999 to 2002, she held Vice President and Senior Vice President roles with Scient, Inc., a technology consulting firm. Ms. Pollina founded and led Global Financial Advisory from 1992 to 1997. From 1989 to 1992, she was employed by Hermés International. Ms. Pollina holds a B.S. from Western Michigan University and an M.B.A. from Yale University.

The Audit Committee Charter establishes the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis and, if appropriate, proposes changes to the Board. The Audit Committee Charter was most recently updated in November 2015. The Audit Committee Charter is available on our website at www.rbauction.com. For further information on our Audit Committee and related matters, including the Report on Audited Financial Statements, see “Proposal Four: Appointment of Ernst & Young LLP” on page 73.

The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors on at least a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.

Compensation Committee

The Board has established a Compensation Committee, the current members of which are Eric Patel, Robert G. Elton, Erik Olsson and Lisa Anne Pollina. Mr. Patel is Chair of the Compensation Committee. The Board has determined that the current committee members each qualify as independent directors for compensation committee purposes under the applicable NYSE standards, SEC rules and NI 58-101 and a non-employee director under the SEC rules. The Compensation Committee held six meetings during 2015.

The Compensation Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in August 2015. A copy of the charter is available on our website at www.rbauction.com.

The Compensation Committee, acting pursuant to its charter is responsible for, among other matters:

•	recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, and overseeing the implementation of such compensation policies and programs;
•	reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining, or recommending to the independent directors of the Board, the CEO’s compensation based on this evaluation at least annually;
•	reviewing and approving the CEO’s recommendations regarding annual compensation for the Company’s other executive officers;
•	considering the implications of the risks associated with the Company’s compensation policies, practices and programs and reporting to the Board annually regarding such considerations; and
•	reviewing and recommending to the Board for its approval and, where required, submission to the Company’s shareholders, annual and long-term incentive and equity-based compensation plans for the Company’s executive officers and others and relevant changes to such plans, and overseeing the administration of such plans.

The Compensation Committee’s charter allows the committee to form and delegate authority to subcommittees and to delegate authority to one or more designated members of the Board or Company officers, provided that any such delegation complies with all applicable laws, regulations and stock exchange rules. See “Compensation Discussion and Analysis” on page 36 for additional discussion regarding the process and procedures of the Compensation Committee with respect to compensation.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee, the current members of which are Edward B. Pitoniak, Beverley A. Briscoe and Christopher Zimmerman. Mr. Pitoniak is Chair of the committee. The Board has determined that the current committee members each qualify as an independent director for nominating and corporate governance committee purposes under the applicable NYSE standards and NI 58-101. The committee held seven meetings during 2015.

The Nominating and Corporate Governance Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in November 2015. The charter is available on our website at www.rbauction.com.

The Nominating and Corporate Governance Committee, acting pursuant to its charter, serves the following purposes:

•	to address Board succession issues and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	to select and recommend to the Board director and committee member candidates;
•	to develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to the Company, including the Corporate Governance Guidelines, and to monitor compliance with such principles and policies;
•	to oversee the evaluation of the Board;
•	to facilitate and encourage director orientation and continuing education;
•	to review and recommend to the Board annual Board compensation;
•	to review and recommend for the Board’s approval annual director and officer insurance policies; and
•	ensure the adoption and maintenance of a short term or emergency succession plan for the CEO.

Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the election of directors, in accordance with the guidelines articulated in its charter and the Company’s Corporate Governance Guidelines, including, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the committee adheres to the director selection guidelines set forth in the committee’s Charter, which include, among other things:

•	the candidate’s personal and professional ethics, integrity and values;
•	the candidate’s training, experience and ability at making and overseeing policy in the business, government or education sectors;
•	the candidate’s willingness and ability to devote the required time and effort to fulfill effectively the duties and responsibilities related to Board and committee membership, and the candidate’s willingness and ability to serve on the Board for multiple terms, if nominated and elected; and
•	the candidate’s independence under SEC, Canadian securities laws or applicable stock exchange rules on independence.

The Nominating and Corporate Governance Committee believes that having directors with, among other things, relevant professional experience, industry knowledge, functional skills and expertise, geographic experience and exposure, leadership qualities and public company board and committee experience is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the committee reviews relevant information available to it and assesses their continued ability and willingness to serve as a director. The committee also assesses each person’s contribution in light of the mix of skills and experience the committee deems appropriate for the Board. As a reflection of the Board’s commitment to diversity, the Board has established, in the Company’s Diversity Policy and Directors Selection Guidelines, an objective that at least 25% of the directors, at a full complement of eight directors, be female. The Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Directors Selection Guidelines, in addition to the relevant skills and experience required by the Board, in selecting candidates for filling Board vacancies and charging its composition.

With respect to considering nominations of new directors, including nominations by shareholders, the Nominating and Corporate Governance Committee conducts a thorough search to identify candidates based upon the criteria set forth above and in its charter. The committee reviews selected candidates and makes a recommendation to the Board. The committee may also seek input from other directors or from senior management when identifying candidates.

The Nominating and Corporate Governance Committee has the responsibility for establishing corporate governance guidelines and overseeing the evaluation and effectiveness of the Board as a whole, as well as the committees of the Board and the contribution of individual directors. The committee maintains and updates from time to time an inventory of the competencies, capabilities and skills of current non-executive Board members. The following matrix is used as a reference tool for the ongoing assessment of Board composition, to ensure that desired skills and attributes are considered as new Board members are being assessed and to identify any gaps in the competencies that are required to successfully advance the overall strategy of the Company.

General Business SkillsFunctional Experience
Name	Large Organi- zation Experience	CEO Experience	Overseas Experience	Accounting Knowledge	Employee Recruit- ment & Develop- ment	Environ- mental, Health & Safety	Financial/Investment	IT Software, Infra- structure & Security	Marketing	Organi- zational Structure	Sales	Strategic Planning	Industrial Equipment Industry
Beverley Briscoe	x	x	x	x	x	x	x			x		x	x
Robert Elton	x	x		x	x	x		x				x
Erik Olsson	x	x	x	x	x		x			x	x	x	x
Eric Patel	x		x	x	x		x	x				x
Edward Pitoniak	x	x			x		x	x	x	x	x	x
Lisa Pollina	x	x	x		x		x		x	x	x	x
Christopher Zimmerman	x	x			x				x	x	x	x

Pursuant to our by-laws, in addition to nomination of directors by or at the direction of the Board, shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions in the Company’s by-laws are described under “Shareholder Proposals and Director Nominations” on page 98.

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. The committee from time to time retains independent consultants to provide advice regarding compensation for the directors of the Company. Please refer to the discussion of director compensation under “Non-Executive Director Compensation” on page 33.

Director Assessments

The Board has an annual assessment process for the Board and its committees. The process is administered by the Nominating and Corporate Governance Committee. The process considers Board and committee performance relative to the Board mandate or relevant committee charters, as appropriate, and provides a mechanism for all directors to assess and provide comments on Board, committee and Chair of the Board performance. In February 2016, as part of its continuing effort to advance and refine its annual assessment process, the Board included a peer-to-peer review as part of its 2016 evaluation. The Board periodically engages external advisors to provide an independent evaluation of the Board, most recently in 2012, when the Board engaged the National Association of Corporate Directors’ Board Advisory Services for this purpose. The results of each annual assessment are shared with all directors.

Director Term Limits and Board Renewal

The Company has not adopted formal term limits for the members of the Board (other than a mandatory retirement age of 72 as set out in the Company’s Corporate Governance Guidelines). While there is no formal limit on how long a director may serve, the general guideline, set forth in the Company’s Corporate Governance Guidelines, is that director renewal take place every ten to fifteen years.

The Nominating and Corporate Governance Committee reviews the composition of the Board on a regular basis in relation to approved director criteria and skill requirements and recommends changes as appropriate to renew the Board.

Representation of Women on the Board and in the Director Identification and Selection Process

The Company has adopted a Diversity Policy and amended the Director Selection Guidelines forming part of the Nominating and Corporate Governance Committee Charter (the “Director Selection Guidelines”) to implement the provisions of such Diversity Policy. The Company values diversity and recognizes the organizational strength, deeper problem solving ability and opportunity for innovation that diversity brings to the Board. The Company believes diversity is an important element of corporate governance and is good for the business.

Diversity contributes to the achievement of the Company’s corporate objectives. It enables the Company to attract people with the best skills and attributes, and to develop a workforce whose diversity reflects that of the communities in which it operates.

The Company’s Diversity Policy and Director Selection Guidelines have established, as a measurable objective for improving gender diversity that by 2016 at least 25% of the Board will be comprised of women, given a full complement of eight directors. In addition to a candidate’s independence, industry knowledge, skills, experience, leadership qualities and other factors, the Nominating and Corporate Governance committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines in selecting candidates for filling nomination and appointment to the Board, and Direction Selection Guidelines require that the committee strive to ensure that the target level of female representation be maintained.

The Company achieved this target at the Company’s annual meeting in 2015, and currently has two female directors on the Board, including the Chair of the Board, representing 25% of the Board. Lisa Anne Pollina, a director, has indicated that she will not stand for re-election. As a result, only one of the proposed nominees for election as directors at the Meeting, representing 14.3% of the nominees, is a woman. The Company remains committed to its target of having at least 25% of the Board comprised of women, given a full complement of eight directors. The Nominating and Corporate Governance Committee has commenced a director search seeking to identify a candidate to replace Lisa Anne Pollina as a director. In connection with such search process, as described above, in addition to relevant skills, attributes and experience required by the Board, the committee will take into account the diversity objectives in the Diversity Policy and Director Selection Guidelines, including the 25% target. If the search process identifies an appropriate candidate, the Board may, following the Meeting, and prior to the Company’s next annual general meeting, appoint an additional director to hold office until the Company’s 2017 annual general meeting. If a woman is so appointed as such additional director, the Company would again achieve the target reference to above.

The Company’s Diversity Policy and the Corporate Governance Guidelines each provide that the Board is tasked with proactively monitoring the Company’s performance in terms of meeting the standards in the Diversity Policy and target relating to women representation on the Board. In connection with the regular review by the Nominating and Corporate Governance Committee of the composition of the Board, the committee considers the effectiveness of the Company in implementing the provisions of the Diversity Policy and target relating to women representation on the Board, and takes such consideration into account in any recommendations the Committee makes to the Board regarding changes to the composition, and in recommending candidates to be nominated for election as directors.

Representation of Women in Executive Officer Appointments

The Company is committed to improving the level of diversity, including the representation of women in executive officer appointments. Management is embarking on a process to assess and improve diversity within the organization and will continue to focus on the development of a diversity and inclusion strategy during 2016. Since 2011, the Company has sponsored various leadership development initiatives including Women’s Go Networking and Mentoring program and the Ritchie Bros. Women in Leadership program open to all female employees aspiring to leadership roles. The Company currently has two female executive officers: Sharon Driscoll, our Chief Financial Officer and Becky Alseth, our Acting Chief Marketing Officer representing 14.2% of the Company’s executive officers.

The Company has not adopted any specific target regarding women in executive positions. The Company believes that it has a balanced approach in its executive selection process and has given emphasis to gender representation in its executive search program. The Company considers the level of representation of women in executive officer positions when making executive officer appointments and diversity, including gender diversity, is a key factor in the Company’s executive position selection process. During 2015, the Company hired two female executive officers. The Company will continue to be focused on further implementing the diversity and inclusion strategy, especially focused on gender diversity, in 2016. Pursuant to the Company’s Diversity Policy, the Company’s management is responsible for implementing the Diversity Policy, achieving the diversity initiatives established by the Company and reporting to the Board on progress toward and achievement of diversity initiatives. The Company is committed to providing an environment in which all employees are treated with fairness and respect, and have equal access to opportunities for advancement based on skills and aptitude.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines addressing, among other things, Board and management roles, Board functions and responsibilities, director qualifications, director independence, Board structure and performance evaluations. The guidelines are available on our website at www.rbauction.com.

Board Leadership Structure

The Board does not have a formal written policy regarding the separation of the roles of CEO and Chair of the Board. This governance framework provides the Board with flexibility to select the appropriate leadership structure for the Company. The Board currently believes that separating the Chair of the Board and CEO positions is the most effective leadership structure for the Company. The Board has determined that having an independent director serve as the Chair of the Board is in the best interests of the shareholders at this time and allows the Chair of the Board to focus on the effectiveness of the Board while the CEO focuses on executing the Company’s strategy and managing the Company’s operations and performance.

As required under the Corporate Governance Guidelines, the Board holds at least four scheduled meetings each year of the non-executive directors without management present. Additional executive sessions may be held from time to time as required. Ms. Briscoe, as independent Chair of the Board, presides at executive sessions. The non-executive directors held five meetings and several information sessions in 2015 without management present.

Board’s Role in Risk Oversight

The Board oversees the Company’s enterprise risk management program, which focuses on the identification, assessment and mitigation of risks associated with achievement of the Company’s strategic objectives. Principal risks are identified and evaluated relative to their potential impact and likelihood of occurrence, including consideration of mitigating activities. The Company’s annual risk assessment process is linked to the annual strategic planning process, with periodic updates conducted to identify potential emerging risks, such as those associated with major business decisions, key initiatives and external factors. The Company’s enterprise risk management program is overseen at the senior executive level in conjunction with the Company’s risk management and internal audit group. Reports on principal risks and mitigation strategies are reviewed by the Company’s executive officers, the Audit Committee and the Board.

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. The Board has primary responsibility for oversight of the enterprise risk management program. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Audit Committee is responsible for reviewing, including with management and the Company’s independent auditor, if appropriate, the guidelines and policies with respect to risk assessment and risk management, specifically the Company’s major financial risk exposures and the steps managements has taken to monitor and control such exposures. The Audit Committee is also responsible for overseeing the Company’s activities with respect to the identification, assessment and mitigation of cybersecurity and technology risks. The Compensation Committee is responsible for compensation risk and accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee or board interlocks among the directors during 2015.

Other Matters

Legal Proceedings

We do not currently know of any legal proceedings against us involving our directors, executive officers, affiliates or record or beneficial owners of more than 5% of our common shares or any of their affiliates, or in which any of these persons has a material interest adverse to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Effective January 1, 2016, we ceased to be a “foreign private issuer,” as defined in Rule 3b-4 under the Exchange Act, and our officers, directors and persons who own 10% or more of our common shares became subject to the requirement, under Section 16(a) of the Exchange Act, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Such persons were not subject to the reporting requirements of Section 16(a) prior to January 1, 2016. Therefore, we are not aware of any failure by any of our executive officers, directors and greater than 10% holders to timely file any report required to be filed under Section 16(a) with respect to the fiscal year ended December 31, 2015 or any preceding fiscal years.

Normal Course Issuer Bid

On March 1, 2016 the Company obtained the approval of the TSX to commence a new normal course issuer bid (“NCIB”) beginning on March 3, 2016 and terminating on March 2, 2017. The Company had in place an NCIB that terminated on March 2, 2016. The new NCIB will allow the Company to continue using its share repurchase program primarily to neutralize share dilution from the exercise of (and, subject to shareholder approval “Proposal Six: Approval of the Senior Executive Performance Share Unit Plan” and “Proposal Seven: Approval of the Employee Performance Share Unit Plan”), share issuances under the Senior Executive PSU Plan and Employee PSU Plan, respectively, as all common shares of the Company purchased under the new NCIB will be cancelled.

Under the new NCIB, the Company may purchase up to the lesser of 5,360,763 common shares (representing 5% of the 107,215,270 common shares of the Company issued and outstanding as of February 24, 2016) and that number of common shares worth an aggregate of $52.5 million. Purchases under the new NCIB may be made at the then current market price of the Company’s common shares through the facilities of the TSX, the NYSE or alternative trading platforms in Canada or the United States by means of open market transactions or by such other means as may be permitted by the TSX and applicable Canadian and U.S. securities laws.

There can be no assurance as to the precise number of common shares that will be repurchased under the new NCIB. As of March 24, 2016, 105,813,760 common shares were issued and outstanding. The Company initiated the new NCIB during March 2016, returning $36.7 million to shareholders by purchasing and cancelling 1,460,000 shares through March 24, 2016.

Holders of common shares may obtain a copy of the notice of the bew NCIB filed by the Company with the TSX, without charge, by contacting the Corporate Secretary of the Company.

Certain Relationships and Related Person Transactions

No executive officer, director, or employee or former executive officer, director or employee of the Company or any of its subsidiaries, nor any proposed nominee for election as a director of the Company, nor any associate of any director, executive officer or proposed nominee, is, or at any time since January 1, 2015 has been, indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries either for a purchase of securities or otherwise, other than “routine indebtedness” as defined in Form 51-102F5 adopted by the Canadian Securities Administrators.

Since January 1, 2015, none of our directors, executive officers or beneficial owners of more than 5% of our common shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded $120,000, nor are any such transactions currently proposed.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no director or officer of a body corporate that is itself an insider or a subsidiary of the Company, no person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercised control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting, no proposed director or nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has or had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 2015 that has materially affected or would or could materially affect the Company or any of its subsidiaries.

In accordance with its charter, our Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (of lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company.

In addition, pursuant to our Corporate Governance Guidelines, if any actual or potential conflict of interest arises for a director, the director is expected to promptly inform the Chair of the Board and the CEO. If a significant conflict exists and cannot be resolved, the director is expected to resign. All directors are expected to recuse themselves from any discussion or decision affecting their personal, business or personal interests.

Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or officers of the Company at any time since January 1, 2015 and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting.

Non-Executive Director Compensation

The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. In 2015, the Nominating and Corporate Governance Committee engaged Towers Watson (now Willis Towers Watson, “Towers Watson”) to perform a review of Board compensation. Based on the results of such review, the Nominating and Corporate Governance Committee recommended, and the Board approved, a number of increases to Board compensation. Effective April 1, 2015, the annual fee paid to non-executive directors, other than the Board Chair, was increased from $100,000 to $115,000, the annual fee paid to the Board Chair was increased from $240,000 to $260,000, the additional annual fee paid to the Chair of the Audit Committee was increased from $15,000 to $20,000 and the additional annual fee paid to the chair of the Compensation Committee was increased from $10,000 to $15,000.

Non-executive directors also receive a $1,500 fee per minuted meeting, in person or by teleconference, in excess of 30 minutes. The Chair of the Board and (while applicable) Deputy Chairperson, are not entitled to meeting fees. Non-executive directors, other than the Chair of the Board, required to travel on a day other than a meeting date when scheduling does not permit travel on the day of the meeting are also entitled to receive, in addition to reimbursement for travel expenses, a $1,500 travel fee.

Under the Company’s Non-Executive Director Deferred Share Unit Plan (the “DSU Plan”), non-executive directors receive 60% of their annual Board retainer (the annual fees paid to a director for service on the Board, including the annual fee paid to the Chair of the Board and (while applicable) Deputy Chairperson, but excluding fees for chairmanship of Board committees and other fees) in DSUs unless a director meets the Company’s share ownership guidelines and elects to receive cash in lieu of DSUs. For a discussion of DSUs, see “— Non-Executive Director Deferred Share Unit Plan” on page 35.

Non-Executive Director Compensation Table (Supplemental Table)

The supplemental table below sets out the compensation earned by our non-executive directors for the year ended December 31, 2015.

Non-Executive Director	Fees Earned or Paid in Cash(1)	Share-Based Awards(2)	All Other Compensation(3)	Total
Beverley Briscoe	$102,000	$246,000	$7,453	$355,453
Robert Elton	$96,250	$109,500	$4,420	$210,170
Erik Olsson	$82,000	$109,500	$2,593	$194,093
Eric Patel	$153,086	$15,000	$3,621	$171,707
Edward Pitoniak	$108,500	$109,500	$4,993	$222,993
Lisa Anne Pollina	$71,168	$28,750	$232	$100,150
Christopher Zimmerman	$83,914	$109,500	$4,993	$198,407

(1)	Represents total fees earned or paid in cash for service on the Board, including annual Board fees, the annual fee paid to the Board Chair and to the Committee Chairs, meeting fees and travel fees.
(2)	The dollar amounts represent the grant date fair value of DSUs earned in 2015, calculated in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 2(d) and Note 25 to our financial statements for the fiscal year ended December 31, 2015, without taking into account estimated forfeitures.
(3)	All other compensation includes the value of additional DSUs credited to non-executive directors during 2015 corresponding to dividends declared and paid by the Company on common shares during 2015. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a common share on the date the dividend was paid.

This supplemental table has been included to provide shareholders with additional compensation information for the prior year. The Company believes this supplemental table better enables shareholders to understand non-executive director compensation in light of the Company’s transition from granting DSUs to non-executive directors annually in arrears to quarterly in arrears beginning in 2015. However, this supplemental information is not intended to be a substitute for the information provided in the Non-Executive Director Compensation Table on page 34, which has been prepared in accordance with the SEC’s disclosure rules.

The information contained in this supplemental table differs substantially from the compensation information contained in the Non-Executive Director Compensation Table on page 34 because the share awards column in the Non-Executive Director Compensation Table below reports awards actually granted in 2015 as opposed to equity awards granted in respect of that specific performance year. Significantly, for 2015, the Non-Executive Director Compensation Table includes awards made in March 2015 in respect of the full 2014 year, but excludes awards granted in March 2016 in respect of the last quarter of 2015.

Non-Executive Director Compensation Table

The table below, which has been prepared in accordance with SEC’s disclosure rules, sets out the compensation of the Company’s non-executive directors for the year ended December 31, 2015. DSUs granted to directors with respect to their services to the Company during 2014 were granted annually in arrears, on March 10, 2015. Beginning in 2015, the Company began granting DSUs to directors quarterly in arrears. Accordingly, the “Share-Based Awards” column in the table below includes DSUs granted to directors with respect to all four quarters of 2014 as well as the first three quarters of 2015, to the extent applicable to the individual director. The Company expects that in future proxy statements the table below will report DSUs earned for four quarters, as opposed to seven.

Non-Executive Director	Fees Earned or Paid in Cash(1)	Share-Based Awards(2)	All Other Compensation(3)	Total
Beverley Briscoe	$102,000	$246,000	$7,453	$355,453
Robert Elton	$96,250	$109,500	$4,420	$210,170
Erik Olsson	$82,000	$109,500	$2,593	$194,093
Eric Patel	$153,086	$15,000	$3,621	$171,707
Edward Pitoniak	$108,500	$109,500	$4,993	$222,933
Lisa Anne Pollina	$71,168	$28,750	$232	$100,150
Christopher Zimmerman	$83,914	$109,500	$4,993	$198,407

(1)	Represents total fees earned or paid in cash for service on the Board, including annual Board fees, the annual fee paid to the Board Chair and to the Committee Chairs, meeting fees and travel fees.
(2)	The dollar amounts represent the grant date fair value of DSUs granted in 2015, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 2(d) and Note 25 to our financial statements for the fiscal year ended December 31, 2015, without taking into account estimated forfeitures. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	March 10, 2015		May 13, 2015		August 12, 2015		November 12, 2015
Non-Executive Director	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)
Beverley Briscoe	132,000	5,142	36,000	1,375	36,000	1,314	42,000	1,613
Robert Elton	60,000	2,337	15,000	573	15,000	548	19,500	749
Erik Olsson	60,000	2,337	15,000	573	15,000	548	19,500	749
Eric Patel	15,000	584	—	—	—	—	—	—
Edward Pitoniak	60,000	2,337	15,000	573	15,000	548	19,500	749
Lisa Anne Pollina	—	—	—	—	10,000	365	18,750	720
Christopher Zimmerman	60,000	2,337	15,000	573	15,000	547	19,500	749
(3)	All other compensation includes the value of additional DSUs credited to non-executive directors during 2015 corresponding to dividends declared and paid by the Company on common shares during 2015. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a common share on the date the dividend was paid.

Director Share Ownership Guidelines

In January 2012, the Board adopted share ownership guidelines for the non-executive directors of the Company. The Board believes that share ownership aligns the interests of its directors with the interests of the Company’s shareholders, promotes sound corporate governance and demonstrates a commitment to the Company. Pursuant to the director share ownership guidelines, non-executive directors are to hold common shares and/or DSUs with a combined value of not less than three times the annual fixed retainer paid to such directors and such directors are to achieve this level within five years of becoming subject to the guidelines. In the event a share price change or an increase in a director’s annual Board retainer results in a director ceasing to meet the guidelines, the director is to work toward meeting the guidelines within one year.

The following table sets out the applicable equity ownership guideline and equity ownership for each non-executive director.

		Equity Ownership Guideline
Non-Executive Director	Multiple of Retainer	Amount of Retainer ($)	Total Value of Equity Ownership Required ($)	Common Shares(1) (#)	DSUs(2) (#)	Total Value of Equity Ownership(3) ($)	Meets Share Ownership Requirement(4)
Beverley Briscoe	3x	260,000	780,000	22,288	17,712	1,020,800	Yes
Robert Elton	3x	115,000	345,000	—	9,763	249,152	No
Erik Olsson	3x	115,000	345,000	—	6,654	169,180	No
Eric Patel	3x	115,000	345,000	18,925	6,302	643,793	Yes
Edward Pitoniak	3x	115,000	345,000	7,221	10,738	458,314	Yes
Lisa Anne Pollina	3x	115,000	345,000	—	1,839	46,931	No
Christopher Zimmerman	3x	115,000	345,000	6,856	10,738	448,999	Yes

(1)	Represents the number of common shares held as of March 7, 2016.
(2)	Represents the number of DSUs held as of March 7, 2016 and dividend equivalents credited to each non-executive director.
(3)	The total value of equity ownership is based on the closing share price on the NYSE on March 7, 2016 of $25.52.
(4)	The share ownership guidelines were implemented in January 2012, and each of the non-executive directors, other than Mr. Olsson and Ms. Pollina, have until 2017 to meet these thresholds. Mr. Olsson became a director in June 2013 and has until June 2018 to meet the threshold. Ms. Pollina, a director since May 2015, is not standing for reelection at the Meeting.

Non-Executive Director Deferred Share Unit Plan

At that time the Board introduced the share ownership guidelines described above, the Board approved, effective January 1, 2012, the adoption of the DSU Plan to further align the interests of directors with the interests of the Company’s shareholders and provide a tax effective way for directors to build share ownership (or the equivalent thereof).

In respect of calendar years ending on or before December 31, 2014, if a non-executive director had not, prior the commencement of the current year, satisfied share ownership guidelines, the director was required to receive 60% of his or her annual Board retainer (the annual fees paid to a director for service on the Board, including the annual fee paid to the Chair of the Board and (while applicable) Deputy Chairperson, but excluding fees for chairmanship of Board committees and other fees) in the form of DSUs, rather than in cash. The remainder of the annual Board retainer was paid in cash, quarterly in arrears. If a non-executive director had satisfied share ownership guidelines, the director could elect not to receive DSUs, and to instead receive cash. The portion of the annual Board retainer which was paid in the form of DSUs was credited annually in arrears, following the end of the year to which the fees relate.

Effective October 30, 2014, the Board approved amendments to the DSU Plan pursuant to which, in respect of calendar years commencing on or after January 1, 2015, the portion of the annual Board retainer which is payable in the form of DSUs as contemplated in the plan is payable and credited quarterly in arrears. For such years, on each quarterly date on which the annual Board retainer for the prior completed calendar quarter is payable, if the non-executive director has not at such time satisfied share ownership guidelines, the director must receive 60% of the portion of the annual Board retainer that is then payable in the form of DSUs, rather than in cash. The remainder of the Board retainer payment is paid in cash.

The Board approved amendments to the DSU Plan, effective November 4, 2015, to set the number of days after the end of each quarter upon which a director is credited with DSUs in order to facilitate compliance with Section 16 of the Exchange Act. Beginning with the quarter commencing October 1, 2015, DSUs are credited on the 65th day (or the next business day if the 65th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any fourth calendar quarter and DSUs are credited on the 45th day (or next business day if the 45 th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any other calendar quarter.

If a non-executive director has satisfied the Company’s share ownership guidelines, the director may elect not to receive DSUs and instead receive cash.

The number of DSUs credited to a director is calculated by dividing the dollar amount of the portion of the Board retainer to be paid in the form of DSUs by the fair market value of a common share on the date the DSUs are credited, being the volume weighted average price of the common shares reported by the NYSE for the immediately preceding twenty trading days.

Although DSUs vest immediately upon being granted under the DSU Plan, no amount is payable to the non-executive director holding the DSUs until the director ceases to be a director, following which the director will be entitled to receive a lump sum cash payment, net of any applicable withholdings, equal to the number of DSUs held multiplied by the fair market value of one common share (determined as described above) as of the 24th business day after the first publication of the Company’s interim or annual financial statements and management’s discussion and analysis for the fiscal quarter of the Company next ending following the director ceasing to hold office. Additional DSUs are credited under the DSU Plan corresponding to dividends declared on the common shares. DSUs are considered equivalent to common shares for purposes of determining whether a director is complying with or satisfying share ownership guidelines.

Non-Executive Directors Long-term Incentive Plan

The Company adopted the long-term incentive plan for non-executive directors (the “Non-Executive Director LTIP”) in 2009. Under the Non-Executive Director LTIP part of the annual retainer of non-executive directors was used prior to 2012 to purchase common shares. Such shares were purchased by the administrator of the Non-Executive Director LTIP through open market purchases and held by the plan administrator on behalf of the participants.

In connection with the adoption of the DSU Plan, the Non-Executive Director LTIP was amended to provide that the Company would cease to pay contributions for participants under such plan to the plan administrator in respect of annual fees earned after January 1, 2012. Participants are not permitted to withdraw any common shares held in the Non-Executive Director LTIP unless a certain event occurs or certain conditions are satisfied (e.g. the termination, retirement or resignation of the participant as a director of the Company).

Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis is to discuss the compensation programs and objectives for our Named Executive Officers (“NEOs”). Our NEOs for 2015 are:

Name	Title	Date of Appointment
Ravi K. Saligram	Chief Executive Officer	July 2014
Sharon Driscoll	Chief Financial Officer	July 2015
Robert A. McLeod	Chief Business Development Officer Former Chief Financial Officer	Effective July 2015 May 2008 – July 2015
Jim Barr	Group President, Emerging Businesses, Brand Innovation and Technology Services	November 2014
Karl Werner	Chief Operations Support & Development Officer	November 2014
Todd Wohler	Chief Human Resource Officer	January 2015

2015 Compensation: The Year in Review

The following section summarizes a number of the key performance highlights in 2015 and how that performance impacted the amount of performance-based compensation awarded in February 2015 to the NEOs with respect to 2015, as well as certain developments with respect to NEO compensation. Key financial and operational highlights for 2015 include:

•	Gross Auction Proceeds (“GAP”)* grew 1% in 2015 over 2014, with 8% growth calculated in local currencies;
•	Revenue grew 7% over 2014 and Revenue Rate* increased 72 basis points over 2014 to 12.14%, primarily through disciplined execution of underwritten commission contracts;
•	Operating income margin* of 33.9% increased 730 basis point over 2014, reflecting increases in Revenue Rate, controlled operating costs and a gain on disposal of excess property;
•	Diluted earnings per share (“EPS”) attributable to stockholders of $1.27, an increase of 49% over 2014;
•	Diluted Adjusted EPS attributable to stockholders* of $1.13, an increase of 19% over 2014;
•	Net cash flows provided by operating activities of $196.4 million; and
•	The Company returned $111.8 million to shareholders through dividends and share repurchases.

This performance resulted in short-term incentive awards for NEOs ranging from 100% to 164% of target and the portion of the 2013 and 2014 PSUs awards, other than sign-on PSUs awarded to Mr. Saligram in 2014, relating to the 2015 performance period being determined eligible for vesting at 156.4% of target.

Following the appointment of Ravi Saligram as CEO in 2014, we undertook a strategic review and shared the outcome of the review, our Strategic Roadmap, with investors at the start of 2015. Aligning the compensation programs was a priority of the strategic review because we believe compensation programs serve as an important mechanism for assessing and rewarding success. As a result of the strategic review, we implemented a number of changes for 2015, and these changes are described in more detail under “— Executive Compensation Overview — Changes for 2015” on page 40. In summary:

•	performance measures used in both the short- and long-term incentive plans were updated to reflect the Company’s Strategic Roadmap; and
•	RSUs were removed from the long-term incentive mix in order to emphasize PSUs and stock options, which we believe are more strongly aligned with long-term shareholder value creation.

In addition, 2015 saw the appointment of Sharon Driscoll as Chief Financial Officer. Details of the arrangements approved by the Compensation Committee in association with the appointment can be found under “— Elements of Executive Compensation — New-hire awards” on page 47.

Finally, effective January 1, 2016, the Company became obligated to hold periodic advisory votes of our shareholders with respect to our executive compensation. This is consistent with the Board’s previously adopted, voluntary practice of holding periodic non-binding advisory votes of our shareholders with respect to executive compensation. Details of the proposal can be found under “Proposal Two: Advisory Vote on Executive Compensation” on page 71.

*	For a definition of these terms and a reconciliation of certain non-GAAP measures, see “Annex: Selected Definitions and Reconciliation of Non-GAAP Measures to GAAP Measures” on page 1.

Compensation Principles

The Company’s executive compensation program is designed to support the execution of the Company’s business strategy and is based upon four key principles:

Principle	How This Is Achieved
Attract, motivate and retain superior talent needed to lead and grow the Company’s business	• Position target total direct compensation between the 50th and 75th percentile of identified companies operating in our defined target markets

•

Provide top performers or executives with hard-to find and exceptional experience in key strategic roles directly linked to our growth strategy with the opportunity for compensation at the higher end of this range

Support the Company’s short and long-term strategies and drive the achievement of the Company’s business goals	• Have the majority of target compensation be at-risk incentive compensation, the proportion of which increases with level of responsibility
• Incorporate performance measures into our incentive plans that are linked to our strategy and believed to be critical in enhancing long-term shareholder value creation
Align the interests of management and the Company’s shareholders	• Require meaningful equity ownership through the operation of share ownership guidelines
• Deliver a significant portion of total direct compensation in the form of long-term incentives
• Make variable pay contingent on performance
Do not encourage excessive risk-taking	• Operate a compensation program that curbs excessive risk-taking through the use of:
º Share ownership guidelines
º Post-termination holding requirements for the CEO
º Clawback policy
º Hedging and trading restrictions
º Annual risk review by the Compensation Committee
• Set performance targets by taking into account market conditions and the Company’s performance goals

The Use of Market Data

As part of our compensation strategy, the Company from time-to-time reviews external compensation data in our targeted markets to assess the competitiveness of our compensation programs. During the year, the Compensation Committee reviewed and updated the approach taken with respect to the identification of, and benchmarking against, appropriate market data. Given the unique nature of the Company’s operations and the fact that we have no direct peers in the industrial auction sector, a number of factors have been established for identifying comparable companies:

Key Financial Metrics	Characteristics
Revenue/Gross Auction Proceeds	Growth companies
Net Income	Global operations
Market capitalization	Talent sources

The Compensation Committee believes that Gross Auction Proceeds should be used as a proxy for revenue given that our Company’s revenues are more akin to gross margin, which does not accurately reflect the scope and complexity of our business, and Gross Auction Proceeds is a stronger indicator of our growth. The Compensation Committee chose net income and market capitalization because the two represent the primary financial value produced for the Company’s shareholders.

Using these factors, the Compensation Committee, with input from the CEO and the Compensation Committee’s advisor, developed a group of 27 comparable companies spanning different sectors and geographies.

Sector	United States	Canada	United Kingdom
Machinery	• Agco Corp.
• Astec Industries, Inc.
• Terex Corp.
Equipment Distribution/Rental	• Generac Holdings, Inc.	• Finning International, Inc.	• Aggreko plc
	• H&E Equipment Services, Inc.	• Toromont Industries Ltd.	• Ashtead Group plc
	• Mobile Mini, Inc.	• Wajax Corp.
• Titan Machinery, Inc.
• United Rentals, Inc.
Auction/	• Copart, Inc.
Business Services	• KAR Auction Services, Inc.
• Liquidity Services, Inc.
• Sotheby’s
• Stericycle, Inc.
Construction	• Granite Construction, Inc.
• KBR, Inc.
Oil & Gas	• RPC, Inc.	• Parkland Fuel Corp.
• Precision Drilling Corp.
Transportation	• J.B. Hunt Transport Services, Inc.
• Oshkosh Corp.
• Rush Enterprises, Inc.
• Swift Transportation Co.

The Company’s relative position against this group of comparable companies is set forth in the table below:

	Revenue/Gross Auction Proceeds	Net Income	Market Capitalization
50th percentile	$2.36 billion	$161 million	$2.81 billion
75th percentile	$5.93 billion	$314.2 million	$4.74 billion
Ritchie Bros.	$4.2 billion	$91.5 million	$2.96 billion
Ritchie Bros. percentile	65%	40%	53%

Information in the foregoing table is based on publicly reported financial results for the year ended December 31, 2014 (22 companies), January 31, 2015 (one company), September 30, 2014 (two companies), July 31, 2014 (one company) and April 30, 2015 (one company) and market capitalization given as of the respective fiscal year end for the comparable companies. The Company’s financial results and market capitalization are given as of and for the year ended December 31, 2014.

In determining the compensation received by the NEOs, the Compensation Committee takes into consideration individual and Company performance in addition to considering pay levels of executives with similar responsibilities, experience at the comparable companies and market data.

Executive Compensation Overview

Changes for 2015

Following the launch of the Strategic Roadmap in 2015, the Compensation Committee approved a number of changes to the compensation programs for 2015 to better align the compensation programs with the Company’s short and long-term goals. The Strategic Roadmap focuses on five key areas:

•	reinvigorating strong top-line growth;
•	driving operational efficiency and effectiveness;
•	utilizing cash flow and potential incremental leverage to fuel growth;
•	enhancing returns on capital and generating economic value; and
•	establishing capital allocation priorities.

A key enabler in delivering on this vision was adopting an integrated management scorecard that focuses on these drivers of shareholder value. Accordingly, the following changes were made to the NEO compensation programs:

Element	2014	2015	Why It Changed
Short-Term Incentive	• Multiplicative design	• Additive design	• Simplification
	• Based on personal performance and earnings	• Mix of measures varies by role and area of focus	• Alignment of measures with restated strategic priorities
		• Based on four core corporate performance measures — revenue, Diluted Adjusted EPS attributed to stockholders, Adjusted Operating Income Margin and Operating Free Cash Flow*	• Provide tie to corporate performance and, where relevant, area of direct accountability
Long-Term Incentives	• Equal mix at target of RSUs, PSUs and stock options	• Remove RSUs	• Enhance the focus on shareholder value creation through the use of PSUs and stock options
• 50/50 target mix of PSUs and stock options

*	For a definition of these terms and a reconciliation of certain non-GAAP measures, see “Annex: Selected Definitions and Reconciliation of Non-GAAP Measures to GAAP Measures”.

Element	2014	2015	Why It Changed
	• PSUs(1) based on Capital Performance* and Compensation EBITDA*, with targets set annually for each year of the performance period	• Replace Capital Performance(2) with RONA*	• Alignment of measures with restated strategic priorities over a multi-year period
		• Replace Compensation EBITDA(2) with Earnings Growth*
	• RSU and PSU awards settled in cash	• Incorporate relative TSR* modifier
		• Performance of PSUs awarded in 2015 measured over a single three-year period
		• PSU awards settled in cash or, subject to shareholder approval, in shares

(1)	Other than Mr. Saligram’s sign-on grants.
(2)	We continue to believe that profitability and return measures are most effective in linking our executives’ long term pay to performance. In establishing the metrics, we believe it is important to utilize measures that are clearly actionable by our management team, and clearly understandable to our investors. To this end, we shifted for 2015 to RONA as a measure of profitability and Earnings Growth as a measure of returns.

Compensation Framework

The compensation paid to each of NEOs in 2015 generally consisted of the four elements shown below. The Company believes that the mix of base salary, performance-based bonus and participation in the long-term incentive plans creates a balanced approach to executive compensation consistent with the compensation principles. The Compensation Committee regularly reviews the relative emphasis of each of these elements for senior executives to ensure that the structure meets the desired results and objectives of the Company’s executive compensation philosophy and provides the appropriate level of reward for past performance and incentive for future work and development.

Element	Features	Performance Measures
Base Salary	• Reviewed from time to time, and annually moving forward, with changes typically made in January or upon a change in role	N/A
• Set to reflect size and scope of the role, as well as individual experience and performance
Short-Term Incentive	• Paid annually in cash	Corporate
	• Awards can range from 0% – 200% of target	• Revenue
	• Corporate roles: 100% corporate financial performance	• Diluted Adjusted EPS attributed to stockholders
	• Business Unit roles: 40% — corporate financial performance and 60% business unit financial performance	• Adjusted Operating Income Margin
• Operating Free Cash Flow
• Functional roles: 50% corporate financial performance and 50% individual performance
	• Formula-driven outcome	Business Unit level
• Revenue
• Operating profit
• Operating Free Cash Flow

*	For a definition of these terms and a reconciliation of certain non-GAAP measures, see “Annex: Selected Definitions and Reconciliation of Non-GAAP Measures to GAAP Measures”.

Element	Features	Performance Measures
Long-Term Incentive: Performance Share Units	• Annual grants	• RONA
	• Awards accrue additional PSUs in respect of dividends	• Earnings Growth
	• Three-year performance period	• Relative TSR
• Awards vest, subject to performance, on third anniversary of grant and are settled in cash or, subject to shareholder approval, in shares
• Payout can range from 0% – 200% of target award
Long-Term Incentive: Stock Options	• Annual grants	• Option value contingent on share price growth
• Exercise price equal to market price at grant
• Awards vest in equal amounts annually over three years
• Ten-year term

In addition, the Named Executive Officers may participate in the Company’s other long-term plans, including the 10-10 Program (as defined below), the 1999 Employee Stock Purchase Plan, as amended (the “ESPP”), the Registered Retirement Savings Plan (“RRSP”) and the 401(k) plan, as applicable.

Pay for Performance

The Company’s objective in setting compensation is to create shareholder value over the long-term, represented by the Company’s earnings performance. This is achieved in large measure by aligning the Named Executive Officers’ interests with those of shareholders by basing a higher proportion of their rewards on equity-based compensation.

Each year, the Compensation Committee identifies and considers a range of measures for Company performance and, as appropriate, also considers measures tied to individual performance. The Committee then selects the measures it believes most closely align with the Company’s Strategic Roadmap and defines specific performance goals for short-term and long-term incentive compensation based on those metrics. These performance measures may include, among other measures, revenue, Adjusted Operating Income Margin, adjusted operating income, Diluted Adjusted EPS attributed to stockholders, Operating Free Cash Flow, ROIC, Capital Performance, revenue growth, Compensation EBITDA, EBITDA, RONA, operating profit, net income, adjusted net income, Earnings Growth, Gross Auction Proceeds, safety metrics and TSR.

The graph below shows the amount of pay at risk as a percentage of annual target total direct compensation in 2015 for the Chief Executive Officer and the average for all other Named Executive Officers. At-risk pay illustrates the target value, including the grant-date fair value of stock options awarded in 2015. Total target pay includes base salary, target short-term incentive (bonus) and the target value of long-term incentives (PSUs and the grant date fair value of stock options).

The majority of CEO and other Named Executive Officer target compensation is at risk and contingent on the performance of the Company.

Elements of Executive Compensation

Base salary

The Compensation Committee reviewed the base salaries of the CEO and other Named Executive Officers during the year.

Name	Current Base Salary	Effective Date
Ravi K. Saligram	$1,000,000	July 2014
Sharon Driscoll(1)	$430,100	July 2015
Robert A. McLeod(1)	$273,700	July 2011
Jim Barr	$540,000	November 2014
Karl Werner	$350,000	January 2015
Todd Wohler	$390,000	January 2015

(1)	Ms. Driscoll and Mr. McLeod are paid in Canadian dollars. For Ms. Driscoll and Mr. McLeod, amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7820 for 2015.

Short-term incentive compensation

The Company’s short-term incentive bonus awards provide a linkage to corporate results for the NEOs. The portion of short-term incentive based on corporate results varies by role and area of responsibility as follows:

Name	Target Bonus (% of Base Salary)	Performance Factor Weighting
		Corporate	Business Unit
Ravi K. Saligram	100%	100%	0%
Sharon Driscoll	65%	100%	0%
Robert A. McLeod	50%	100%	0%
Jim Barr	75%	40%	60%
Karl Werner	60%	40%	60%
Todd Wohler	50%	100%	0%

Corporate performance

Short-term incentive awards are strongly linked to corporate financial performance and our Strategic Roadmap through the four key measures of revenue, Diluted Adjusted EPS attributed to stockholders, Adjusted Operating Income Margin and Operating Free Cash Flow. Each measure has a target, minimum and maximum bonus threshold which is established based on the Board approved budget. The goals and performance against them in 2015 were as follows:

Measure	Weight	Threshold	Target	Maximum	Actual
Revenue (dollar millions)	35%	$460	$510	$545	$515.9
Diluted Adjusted EPS attributed to stockholders	25%	$0.94	$1.01	1.08	$1.13
Adjusted Operating Income Margin	20%	28.8%	30.4%	32.5%	32.3%
Operating Free Cash Flow (dollar millions)	20%	$103	$127	$144	$182.2

This resulted in total corporate performance outcome of 162% of target.

Business unit performance

For those roles that are accountable for a business unit, a portion of their short-term incentive payout is dependent on performance in that area.

Name	Measures	Performance
Jim Barr(1)	Equipment One:	Exceeded both financial targets for an overall business unit actual performance of 164%
• Revenue (70%)
• Operating profit (30%)
Karl Werner	Middle East, Africa:	Exceeded all financial targets for an overall business unit actual performance of 165%
• Revenue (40%)
• Operating profit (40%)
• Operating Free Cash Flow (20%)

(1)	Pursuant to the terms of Mr. Barr’s employment agreement, Mr. Barr’s short-term incentive payment for 2015 was fixed at target. As a result, Mr. Barr’s actual 2015 short-term incentive payment was not impacted by the performance criteria cited.

2015 Non-equity Incentive Plan Compensation

As a result of this performance, the following awards were approved in respect of 2015:

Name	Target Incentive (% of salary)	Target Incentive ($)	Actual Incentive ($)	Actual Incentive (% of Target)
Ravi K. Saligram	100%	1,000,000	1,620,000	162%
Sharon Driscoll(1)(2)	65%	279,565	452,895	162%
Robert A. McLeod(1)	50%	136,850	221,697	162%
Jim Barr(3)	75%	405,000	405,000	100%
Karl Werner	60%	210,000	343,588	164%
Todd Wohler(4)	50%	195,000	294,263	151%

(1)	Ms. Driscoll and Mr. McLeod are paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7820 for 2015.
(2)	Ms. Driscoll became CFO in July 2015. Pursuant to the terms of her employment agreement, Ms. Driscoll’s short term incentive plan eligibility was not pro-rated for time in role.
(3)	Mr. Barr, became Group President, Emerging Businesses, Brand Innovation and Technology Services in November 2014. Pursuant to the terms of his employment agreement, Mr. Barr’s compensation for 2015 under the short term incentive plan was fixed at the target. Mr. Barr would otherwise have received $660,150 to reflect overall business unit actual performance.
(4)	Mr. Wohler became Chief Human Resource Officer in January 2015, and Mr. Wohler’s short term incentive payment was pro-rated for time in role.

Long-term incentive compensation

The Compensation Committee and the Board believe that the use of share-based awards, together with stock options and share ownership guidelines, align more closely the interests of executives and senior executives of the Company with those of shareholders and reward the creation of shareholder value over the long-term. Since 2013, the Company has made three types of awards to NEOs: PSUs, RSUs and stock options. In 2015 the Committee decided to discontinue regular awards of RSUs, increasing the weight of the PSUs and Stock Options from 33% each to 50% each.

The Compensation Committee may make isolated grants of RSUs on occasion to new employees as a means of compensating such new employees for forfeited awards related to their prior employment while providing greater incentive to remain with the Company than a cash sign-on bonus.

Grants of PSUs and stock options under the long-term incentive plans are based on set percentages of participants’ base salaries. For 2015 the NEOs’ grants range from 100% to 250% of annual base salary.

	Target Grant Values as a Percentage of Base Salary
Name	PSU	Stock Options	Total
Ravi K. Saligram	125%	125%	250%
Sharon Driscoll	50%	50%	100%
Robert A. McLeod	50%	50%	100%
Jim Barr	70%	70%	140%
Karl Werner	50%	50%	100%
Todd Wohler	50%	50%	100%

2015 PSU awards

The Company generally grants performance share units annually, within the first three months of the year. Performance is measured over three calendar years and awards have a single three-year vesting period ending on the third anniversary of the effective date of the grant.

For PSUs granted in 2015, awards were subject to performance factors related to RONA, Earnings Growth and TSR, replacing the previous factors of Capital Performance and Compensation EBITDA.

Performance Factor	Target Level	Weighting Factor
RONA(1)	17.48%	50%
Earnings Growth	12.00%	50%
Relative TSR	If TSR is in the bottom quartile relative to a group of selected industrial companies, vested PSUs will be reduced by 25%

(1)	Target for the three-year period ending December 31, 2017.

These factors were selected for 2015 given their central focus in the Strategic Roadmap and alignment with our growth and operational efficiency efforts for driving shareholder value over the long-term.

The percentage of PSUs that will vest at the end of the three-year vesting period shall be determined in accordance with the following definitions and targets. In respect of the RONA and earnings targets, the number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance.

	RONA	Associated Level of Vesting (% of target award subject to RONA)
Performance will be assessed by measuring absolute RONA from December 31, 2014 to December 31, 2017.	Less than 16.73%	0%
	16.73%	50%
	17.48%	100%
	Greater than or equal to 19.73%	200%

	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Performance will be assessed by measuring the Earnings Growth reported in respect of 2017 and 2014.	Less than 7%	0%
	7%	50%
	12%	100%
	Greater than or equal to 16%	200%

	Relative TSR Position	Associated Adjustment to Vesting (discount applied to PSUs)
Performance will be assessed by comparing the Company’s TSR to the ranked TSR of each company in the comparison group.(1)	At or equal to the bottom quartile	-25%
	Above the bottom quartile	0%

(1)	The TSR comparison group comprises the companies described under “— The Use of Market Data” on page 39.

The Named Executive Officers were awarded the following PSUs in respect of 2015:

Name	PSUs(1)
Ravi K. Saligram	48,695
Sharon Driscoll	10,473
Robert A. McLeod	5,449
Jim Barr	14,725
Karl Werner	6,623
Todd Wohler(2)	8,812

(1)	Excludes dividend equivalent rights accrued subsequent to the date of grant.
(2)	Mr. Wohler was awarded 116% of his target annual long term incentive grant amount pursuant to the terms of his employment agreement.

2015 stock option awards

The Company generally grants stock options annually, within the time and manner set out under the Stock Option Policy, as discussed under “Tabular Executive Compensation Disclosure — Stock Option  — Stock Option Policy” on page 56. Stock options have an exercise price equal to the grant price, which is defined to be the closing share price on the NYSE on the date of grant. Awards vest in equal amounts annually over three years from the date of grant and are subject to a term of 10 years.

The Named Executive Officers were awarded the following stock options in respect of 2015:

Name	Stock Options
Ravi K. Saligram	204,248
Sharon Driscoll	40,764
Robert A. McLeod	22,854
Jim Barr	61,765
Karl Werner	27,778
Todd Wohler(1)	36,961

(1)	Mr. Wohler was awarded 116% of his target annual long term incentive grant amount pursuant to the terms of his employment agreement.

2013 and 2014 PSU awards

For awards made in 2013 and 2014, the vesting of PSUs was contingent on performance against consecutive annual targets over a three-year period, set at the start of each performance year. For each year during the three-year performance period, one-third of the PSUs under the grant are potentially eligible for vesting, at a rate ranging from 0% to 200%, based on performance against the annual targets for such year.

Awards made in 2013 were subject to Capital Performance and Compensation EBITDA performance targets over 2013, 2014 and 2015 as follows:

Measure		2013	2014	2015	Vesting (% of target)
Capital Performance	Threshold	≤ 15%	≤ 15%	≤ 15.6%	0%
	Target	18%	18%	18.6%	100%
	Maximum	21% or greater	21% or greater	21.6% or greater	200%
	Actual	16%	17%	21.2%	45.5%
Compensation EBITDA	Threshold	≤ $189 million	≤ $195 million	≤ $192 million	0%
	Target	$199 million	$205 million	$202 million	100%
	Maximum	$209 million or greater	$216 million or greater	$212 million or greater	200%
	Actual	$173.6 million	$180.5 million	$204.9 million	21.0%

As a result of the performance in each of the above referenced years, the 2013 PSU awards vested in March 2016 at 66.57% of target.

Awards made in 2014 were also subject to Capital Performance and Compensation EBITDA targets, with performance measured over 2014, 2015 and 2016. In March 2016, the Compensation Committee established the criteria that would apply for the 2016 performance year as follows:

Measure		2014	2015	2016	Vesting (% of target)
Capital Performance	Threshold	≤ 15%	≤ 15.6%	12.1%	0%
	Target	18%	18.6%	15.1%	100%
	Maximum	21% or greater	21.6% or greater	18.1%	200%
	Actual	17%	21.0%	Determined in 2017
Compensation EBITDA	Threshold	≤ $195 million	≤ $192 million	≤ $216 million	0%
	Target	$205 million	$202 million	$227 million	100%
	Maximum	$216 million or greater	$212 million or greater	$239 million or greater	200%
	Actual	$180.5 million	$204.9 million	Determined in 2017

If target performance is achieved in 2016, then 94.9% of the total PSUs granted in 2014 would be eligible for vesting.

New-hire awards

As part of the compensation arrangement agreed to with Ms. Driscoll and in part to compensate Ms. Driscoll for forfeited equity awards from her previous employer, Ms. Driscoll received a one-time sign-on grant of $225,000 payable as follows:

•	$75,000 in the form of stock options, with the number of options calculated as of the grant date using the Black-Scholes option pricing model;
•	$75,000 in the form of PSUs, with the number of PSUs calculated by reference to the volume weighted average trading price of the Company’s common shares in accordance with the Senior Executive PSU Plan (defined below); and
•	$75,000 in the form of RSUs granted pursuant to the Senior Executive Restricted Share Unit Plan (defined below), with the number of RSUs calculated by reference to the volume weighted average trading price of the Company’s common shares in accordance with the Senior Executive Restricted Share Unit Plan. The RSUs vest ratably over three years, beginning on August 11, 2016, and annually thereafter.

10-10 Program

In 2013, the Company implemented a new retirement savings program, which we refer to as the “10-10 Program”, designed to promote saving for retirement or long term investment. The 10-10 Program is composed of two component parts:

•	The Canada and All Non-US Locations 10/10 Compensation Arrangement, which we refer to as the “Canada 10-10 Program”. Under the Canada 10-10 Program, which is not a deferred compensation plan, selected executives that make certain approved investments are provided matching funds, up to 10% of a participant’s annual base salary, less any matching funds provided under other retirement plans.
•	The Ritchie Bros. Auctioneers (America) Inc. Deferred Compensation Plan, which we refer to as the “U.S. 10-10 Program”. Under the U.S. 10-10 Program, which is a nonqualified deferred compensation plan, selected executives may defer the receipt of up to 10% of their annual base salary. An employee’s deferred contributions and the Company’s match are credited to notional accounts of the participant. A participants’ deferred compensation account is credited with deemed investment returns until distributed. Deemed investment returns are determined by notionally “shadowing” the investments selected.

See “Tabular Executive Compensation Disclosure — Non-Qualified Deferred Compensation for 2015 — U.S. 10-10 Program” on page 61 for a summary of the material terms of the U.S. 10-10 Program and “Tabular Executive Compensation Disclosure — Non-Qualified Deferred Compensation for 2015 — Canada 10-10 Program” on page 62 for a summary of the material terms of the Canada 10-10 Program.

Other Compensation

The Named Executive Officers are eligible to participate in the 1999 Employee Stock Purchase Plan. See “Proposal Eight: Approval of the Amended 1999 Employee Stock Purchase Plan — Summary of the Amended 1999 Employee Stock Purchase Plan” on page 91 for a summary of the material terms of the 1999 Employee Stock Purchase Plan.

In the United States, we offer a tax-qualified 401(k) plan to all of our employees. Our 401(k) plan provides for an employer matching contribution of 50% of up to $3,500 of all eligible contributions; provided, that employees at the level of Vice President and above, including the Named Executive Officers, are not eligible to receive any match.

In Canada, we offer the RRSP to all of our full-time employees. The RRSP provides for an employer matching contribution of 50% for up to $3,500 of all eligible contributions. The employer match for Named Executive Officers eligible to participate in the RRSP and the Canada 10-10 Program is subject to an aggregate cap of 10% of base salary.

We also provide certain other compensation to our Named Executive Officers. We provide a Company car to each of Mr. McLeod, Mr. Barr and Mr. Werner for business and personal use. We give a car allowance to Mr. Saligram, Ms. Driscoll and Mr. Wohler. We provide a housing allowance to Ms. Driscoll and Mr. Wohler for their respective residences in Vancouver, Canada. We reimburse the Named Executive Officers, as well as other employees at the Vice President level and above, for the cost of an annual executive medical consultation. The Compensation Committee believes the foregoing, which are identified and quantified under “All Other Compensation” in the “Summary Compensation Table” on page 51 to the extent the aggregate perquisites and personal benefits for an NEO exceeds $10,000 in 2015, are appropriate given the relatively low cost to the Company.

Compensation Risk

One of the Company’s four compensation principles is to operate programs that do not encourage excessive risk taking. To achieve this, the Company has adopted a number of policies to address and manage potential risks.

Share Ownership Guidelines

The Company has share ownership guidelines that apply to all of the Named Executive Officers and select other senior executives. The guidelines state that such senior executive officers are required to hold common shares with a minimum value equal to a multiple of their base salary. Under the guidelines, executive officers are required to retain, in the form of common shares, 50% of the after-tax value from any share issuances, payouts or gains resulting from long-term incentive awards until the share ownership guideline is met (see “— Terms Specific to the CEO” on page 48 for specific terms for Mr. Saligram). Once met, the share ownership guideline is to be maintained throughout their employment. When assessing achievement of the guideline, common shares that are beneficially owned by the executive, as well as any outstanding RSUs held by the executive, are included. In the event a share price change or increase in base salary results in an executive officer ceasing to meet the guidelines, the executive officer will again be required to retain, in the form of common shares, 50% of the after tax value realized from the vesting and/or exercise of long-term incentive awards until they are back in compliance. As of March 7, 2016, Mr. McLeod and Mr. Werner met the share ownership guidelines.

Terms Specific to the CEO

In association with his appointment as CEO, Mr. Saligram is required to hold 100% of the after tax value from any payouts or gains, resulting from awards under the annual long-term incentive program and his sign-on grant until the share ownership guidelines are satisfied. Thereafter, 50% of after tax value of each payout/gain is to be held for a period of at least two years following the applicable payout date. In addition, after the termination of his employment Mr. Saligram is required to hold common shares equal to the sum of his annual base salary and short-term incentive bonus for a period of at least one year.

Hedging and Trading Restrictions

The Company maintains a policy which prohibits all directors and senior employees from entering into short sales or purchase of Company shares on margin, or from buying or selling puts or calls of Company securities. In addition, directors and executive officers are required to seek pre-clearance from the Company’s Corporate Secretary prior to buying or selling any Company shares or stock options.

Claw-back Policy

In September 2014, the Board adopted the Incentive Compensation Claw-back Policy regarding recoupment of any incentive payment to certain executive officers (the “Claw-back Policy”). In the event of a restatement of the Company’s financial results (other than due to a change in applicable accounting rules or interpretations), the result of which is that any performance-based compensation (pursuant to both short-term and long-term incentive compensation plans) paid or awarded during the three years preceding such restatement would have been lower had it been calculated based on such restated results, the Compensation Committee shall review such performance-based compensation.

If the Compensation Committee determines that the amount of any such performance-based compensation actually paid or awarded to an executive officer subject to the Claw-back Policy (the “Awarded Compensation”) would have been a lower amount had it been calculated based on such restated financial statement (the “Adjusted Compensation”), then the Board may, on advice from the Committee:

•	seek to recover for the benefit of the Company the excess of the Awarded Compensation over the Adjusted Compensation; and
•	require an executive officer to repay any such excess compensation received by the executive officer.

Compensation Risk and Governance Review

Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. The Board has primary responsibility for oversight of the enterprise risk management program, including reviewing principal risks and mitigation strategies. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Compensation Committee is responsible for compensation risk and, accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers. The Compensation Committee does not believe the Company’s compensation program encourages excessive or inappropriate risk-taking.

The Compensation Committee

The Compensation Committee is comprised of Eric Patel, Robert G. Elton, Erik Olsson and Lisa Anne Pollina, each of whom is an independent director, with Mr. Patel serving as the Chair. Details of the Compensation Committee’s duties are summarized under “Corporate Governance — Board Committees —  Compensation Committee” on page 25 and are fully set out in the Compensation Committee’s charter, which can be found on our website at www.rbauction.com.

Advisors to the Compensation Committee

The Compensation Committee from time to time retains independent consultants to provide advice and recommendations regarding executive compensation matters. However, the Compensation Committee is ultimately responsible for its decisions and, in making its determinations and decisions, or recommendations to the Board, takes into consideration information and considerations other than the information, advice and recommendations provided by consultants.

During 2015, the Compensation Committee has retained two independent advisors:

•	Towers Watson was engaged to provide market compensation data for the recruitment of the Chief Financial Officer and Chief Information Officer.

•	Steven Hall and Partners (“Steven Hall”) was engaged in December 2014 to review the Company’s short and long-term incentive plans in light of the Strategic Roadmap. In addition, Steven Hall provided support for a review of the Company’s compensation philosophy, the comparison group of companies for executive compensation benchmarking and the development of market benchmarking for the executive officer positions utilizing the newly established comparison group of companies and market data.

Consideration of say-on-pay advisory vote

Effective January 1, 2016, we ceased to be a “foreign private issuer” (as defined in Rule 3b-4 under the Exchange Act) and became obligated, pursuant to Rule 14a-21 of the Exchange Act, to hold periodic advisory votes of our shareholders with respect to our executive compensation. This is consistent with the Board’s previously adopted, voluntary practice of holding periodic non-binding advisory votes of our shareholders with respect to executive compensation. At the Company’s annual general meeting of shareholders held in June 2015, approximately 97.37% of votes cast indicated approval of an advisory say-on pay proposal with respect to the 2014 compensation of our named executive officers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2015 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted by the members of the Compensation Committee of the Board of Directors:

Eric Patel, Chair
Robert G. Elton
Erik Olsson
Lisa Anne Pollina

Tabular Executive Compensation Disclosure

Summary Compensation Table

A summary of the compensation paid to our NEOs for each of the 2013, 2014 and 2015 fiscal years is set forth below. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed under “Compensation Discussion and Analysis” on page 36.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Ravi K. Saligram Chief Executive Officer	2015	1,000,000	—	1,166,256	1,064,132	1,620,000	136,774	4,987,162
	2014	485,256	—	2,294,311	2,205,948	500,000	65,554	5,551,069
	2013	—	—	—	—	—	—	—
Sharon Driscoll(7) Chief Financial Officer	2015	210,087	—	361,970	244,584	452,895	131,277	1,400,814
	2014	—	—	—	—	—	—	—
	2013	—	—	—	—	—	—	—
Robert McLeod(7) Chief Business Development Officer	2015	273,700	—	130,495	119,069	221,697	66,995	811,956
	2014	316,750	—	250,011	80,325	95,817	35,557	778,506
	2013	339,780	—	296,037	164,980	11,710	50,702	969,209
Jim Barr Group President, New Channels & Services and Chief Insights Officer	2015	540,000	50,000	352,676	321,796	405,000	80,816	1,750,288
	2014	86,192	—	126,000	273,825	67,500	13,940	556,457
	2013	—	—	—	—	—	—	—
Karl Werner Chief Operations Support & Development Officer	2015	350,000	—	158,611	144,723	343,588	62,571	1,059,493
	2014	340,000	—	243,680	82,886	79,475	55,344	801,385
	2013	272,500	—	166,440	76,840	121,756	68,927	706,463
Todd Wohler Chief Human Resources Officer	2015	365,000	—	211,046	192,567	294,263	191,678	1,254,554
	2014	—	—	—	—	—	78,750	78,750
	2013	—	—	—	—	—	—	—

(1)	Amounts reported reflect the base salary earned by the NEOs. Amounts reported for 2015 include salary deferred by Mr. Barr ($54,000) and Mr. Wohler ($34,125) under our U.S. 10-10 Program (as defined below).
(2)	Amounts paid under the Company’s short-term incentive plan are reported in the “Non-Equity Incentive Plan Compensation” column.
(3)	The dollar amounts represent the aggregate grant date fair value of PSUs and RSUs granted during each of the years presented, measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(d) and Note 25 to our financial statements for the fiscal year ended December 31, 2015, without taking into account estimated forfeitures.

With respect to PSUs and RSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the at target vesting of 100% of the PSUs and RSUs awarded. Assuming the highest level of performance is achieved, which would result in the vesting of 200% of all PSUs and 100% of all RSUs, the aggregate grant date fair value of the share awards set forth in the Summary Compensation Table would be:

Named Executive Officer	2015	2014	2013
Ravi K. Saligram	$2,332,512	$4,171,956	—
Sharon Driscoll	$658,940	—	—
Robert A. McLeod	$260,991	$359,797	$414,452
Jim Barr	$705,352	$189,000	—
Karl Werner	$317,222	$356,963	$233,016
Todd Wohler	$422,091	—	—

The dividend equivalents attributable to PSUs and RSUs are deemed “reinvested” in PSUs and RSUs and will only be distributed upon the vesting, if any, of the PSUs and RSUs under the terms of the respective plans.

(4)	The dollar amounts represent the aggregate grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of an option award is measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(d) and Note 25 to our financial statements for the fiscal year ended December 31, 2015, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2015, see “— 2015 Grants of Plan-Based Awards” and the narrative discussion that follows.
(5)	Reflects amounts earned under the Company’s short-term incentive plan in 2015 and paid in 2016.
(6)	Reflects compensation in 2015 to:
•	Mr. Saligram representing a car allowance ($24,000), professional tax advice pertaining to matters in 2014 and invoiced in 2015 ($6,725) and dividend equivalents corresponding to PSUs ($95,608) and RSUs ($10,441);
•	Ms. Driscoll representing a car allowance, a housing allowance ($16,422), the Company’s matching contribution to the Canada 10-10 Program ($21,505), the Company’s matching contribution to the ESPP, relocation expenses ($79,204) and dividend equivalents corresponding to PSUs ($3,361) and RSUs ($879);
•	Mr. McLeod representing the annual taxable value of personal use of a Company car under Canada Revenue Agency regulations ($12,678), the Company’s matching contribution to the Canada 10-10 Program ($27,370), an executive health consultation, the Company’s matching contribution to the ESPP ($10,948) and dividend equivalents corresponding to PSUs ($8,904) and RSUs ($6,384);
•	Mr. Barr representing the annual taxable value of personal use of a Company car under Internal Revenue Service regulations ($15,570), the Company’s matching contribution to the U.S. 10-10 Program ($54,000), professional tax advice, and dividend equivalents corresponding to PSUs ($8,414) and RSUs ($1,604);
•	Mr. Werner representing the annual taxable value of personal use of a Company car under Internal Revenue Service regulations, the Company’s matching contribution to the 10-10 Programs ($35,000), the Company’s matching contribution to the ESPP ($14,000) and dividend equivalents corresponding to PSUs ($8,055) and RSUs ($4,993);
•	Mr. Wohler representing car allowance, housing allowance ($33,692), moving allowance ($32,500), relocation allowance, the Company’s matching contribution to the 10-10 Programs ($34,125), the Company’s matching contribution to the ESPP, consulting fees prior to Mr. Wohler’s hiring in January 2015 ($42,500), professional tax advice and dividend equivalents corresponding to PSUs ($4,075).
(7)	Ms. Driscoll and Mr. McLeod are paid in Canadian dollars. Amounts reported, other than sign-on awards to Ms. Driscoll in the form PSUs ($75,000), RSUs ($75,000) and stock options ($75,000), are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7820 for 2015, CA$1 to $0. 9051 for 2014 and CA$1 to $0.9708 for 2013. The Company paid Mr. McLeod an annual salary of CA$350,000 in each of 2013, 2014 and 2015.

2015 Grants of Plan-Based Awards

The following table provides information related to grants of plan-based awards to our Named Executive Officers during the 2015 fiscal year.

Name	Grant Date (2015)	Grant Type	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Stock Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
			Target ($)	Maximum ($)	Target ($)	Maximum ($)
Ravi K. Saligram	Feb. 16	STI	1,000,000	2,000,000
	March 10	PSUs(3)			1,250,000	2,500,000				1,166,256
	March 10	Stock Options(4)						204,248	24.84	1,064,132
Sharon Driscoll	Feb. 16	STI(5)	279,565	559,130
	Aug. 12	PSUs(3)(5)			290,050	580,100				286,970
	Aug. 12	Stock Options(4)						40,764	30.17	244,584
	Aug. 12	RSUs(5)					2,737			75,000
Robert McLeod	Feb. 16	STI(5)	136,850	273,700
	March 10	PSUs(3)(5)			136,850	273,700				130,495
	March 10	Stock Options(4)						22,854	24.84	119,069
Jim Barr	Feb. 16	STI	405,000	405,000
	March 10	PSUs(3)			378,000	756,000				352,676
	March 10	Stock Options(4)						61,765	24.84	321,796
Karl Werner	Feb. 16	STI	210,000	420,000
	March 10	PSUs(3)			175,000	350,000				158,611
	March 10	Stock Options(4)						27,778	24.84	144,723
Todd Wohler	Feb. 16	STI	195,000	390,000
	March 10	PSUs(3)			195,000	390,000				211,046
	March 10	Stock Options(4)						36,961	24.84	192,567

(1)	Represents the possible payout under our short-term incentive plan for 2015. For amounts actually paid under these awards, see “— Summary Compensation Table” on page 51.
(2)	Represents the grant date fair value of share and option awards measured in accordance with the guidance in ASC 718, utilizing the assumptions discussed in Note 2(d) and Note 25 to our financial statements for the fiscal year ended December 31, 2015, without taking into account estimated forfeitures. With respect to PSUs and RSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the vesting of 100% of the PSUs and RSUs awarded.
(3)	Represents PSUs granted in 2015 under the Senior Executive PSU Plan, and excludes dividend equivalents.
(4)	Represents stock options granted in 2015 under our Stock Option Plan.
(5)	Ms. Driscoll and Mr. McLeod are paid in Canadian dollars. Amounts reported, other than sign-on awards to Ms. Driscoll in the form PSUs ($75,000), RSUs ($75,000) and stock options ($75,000), are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7820 for 2015.
(6)	Represents RSUs granted in 2015 under the Senior Executive Restricted Share Unit Plan, and excludes dividend equivalents. Such RSUs vest ratably over three years, beginning on August 11, 2016 and annually thereafter.

The following provides additional information on our current long-term incentive plans.

PSU Plans and RSU Plans
2013 and 2014 PSU awards under the 2013 PSU Plan

In January 2013 the Board approved and adopted the Senior Executive Performance Share Unit Plan (the “2013 PSU Plan”) pursuant to which PSUs were granted to senior executive employees, commencing in 2013.

PSUs granted under the 2013 PSU Plan entitle the participant, following vesting of the units, to a lump sum cash payment, net of applicable withholdings, based on a number of PSUs earned multiplied by the fair market value of one Common Share, using the volume weighted average price of the common shares reported by the NYSE for the twenty trading days immediately preceding the date of vesting.

Under the 2013 PSU Plan, PSUs generally vest over a three-year vesting period and participants are awarded a target number of PSUs. Any payment is based on the performance of the Company over a three-year performance period, using performance criteria or factors established in respect of each calendar year in the performance period. The number of PSUs eligible for vesting depends on actual results compared to minimum, target and maximum amounts for the performance criteria or factors established at or near the beginning of each such year. Participants may potentially earn between 0% and 200% of the target number of PSUs granted. Additional PSUs are credited on PSUs held (which, will generally represent the target number of PSUs awarded) corresponding to dividends declared on the common shares. Such additional PSUs vest when the PSUs in respect of which the additional dividend PSUs were credited vest. PSUs do not entitle participants to any voting or other shareholder rights.

In the event of a change of control, all PSUs recorded in a participant’s PSU account as at the date of termination will vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the 2013 PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

2015 PSU awards under the 2015 PSU Plans

In March 2015, the Board approved and adopted the Senior Executive PSU Plan and the Employee PSU Plan (together, the “2015 PSU Plans”), the terms of which are similar to the terms of the 2013 PSU Plan, except that PSUs granted under the 2015 PSU Plans entitle the recipient to:

•	subject to the shareholders of the Company approving the applicable plan at the Meeting, a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares on behalf of the recipient, provided that this method of settlement is not available for any officer or director;
•	subject to the shareholders of the Company approving the applicable plan at the Meeting, and the rules, policies or requirements of any applicable stock exchange, a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares;
•	a specified amount of cash, net of all applicable withholding taxes.

See “Proposal Six: Approval of the Senior Executive Performance Share Unit Plan” on page 84 for a summary of the material terms of the Senior Executive PSU Plan and “Proposal Seven: Approval of the Employee Performance Share Unit Plan” on page 89 for a summary of the material terms of the Employee PSU Plan.

PSUs granted under the 2015 PSU Plans generally vest over a single three-year vesting period and participants are awarded a target number of PSUs. Any payment is based on the performance of the Company over a three-year period using performance criteria established at the beginning of the three-year period, rather than performance criteria established annually.

The 2015 PSU Plans provide that no common shares may be issued under the applicable plan unless the plan, including the provisions of the plan permitting the Company to issue common shares under the plan, has been approved by the shareholders of the Company. Furthermore, the number of shares to be issued will not contravene the restrictions regarding the number of shares permitted to be issued under the 2015 PSU Plans, including a restriction in each of the 2015 PSU Plans that the aggregate maximum number of shares that may be issued pursuant to both 2015 PSU Plans is 1,000,000 common shares, subject to the adjustment provisions of the plans.

As described under “Proposal Six: Approval of the Senior Executive Performance Share Unit Plan” on page 84 and “Proposal Seven: Approval of the Employee Performance Share Unit Plan” on page 89, at the Meeting, shareholders will be asked to approve each of the 2015 PSU Plans, including the issuance under the 2015 PSU Plans of up to an aggregate maximum of 1,000,000 common shares.

RSU Plans

In January 2013 the Board approved and adopted the Senior Executive Restricted Share Unit Plan and the Employee Restricted Share Unit Plan (together, the “RSU Plans”). RSUs entitle the participant, following vesting of the RSUs, to a lump sum cash payment, net of applicable withholdings, equal to the number of RSUs multiplied by the fair market value of one common share, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting. Unless the Board or Compensation Committee otherwise determines, RSUs vest following a three year vesting period, subject to the following conditions:

•	in the event of termination without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	in the event of termination of a participant’s employment by the Company for cause, unvested RSUs will not vest and be forfeited;
•	in the event of termination of a participant’s employment by the Company as a result of voluntary resignation by the participant (other than retirement), unvested RSUs will not vest and be forfeited;
•	in the event of termination of a participant’s employment by the Company as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s RSU account as at the last day of active employment that subsequently vest;
•	in the event of death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the date of death that vest thereafter; and
•	in the event of a change of control, all RSUs recorded in the participant’s RSU account as at the date of termination will vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of change of control.

For purposes of the Senior Executive Restricted Share Unit Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;

•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

Additional RSUs are credited on RSUs held by participants corresponding to dividends declared on the common shares. Such additional RSUs vest when the RSUs in respect of which the additional dividend RSUs were credited vest. RSUs do not entitle participants to any voting or other shareholder rights.

Stock Option Plan

Stock options are granted under our Stock Option Plan in accordance with our Stock Option Policy, which is described below. The Stock Option Policy is subject to changes and amendments as deemed appropriate by the Board from time to time. The following should be read in conjunction with the description of the Stock Option Plan under “Proposal Five: Amendment and Restatement of the Stock Option Plan — Summary of the Stock Option Plan” on page 76.

Stock Option Policy

The Stock Option Policy establishes guidelines for the granting of options to purchase common shares to the Named Executive Officers and other employees of the Company. The Stock Option Policy provides that the Company will not grant stock options to non-executive directors of the Company. Under the Stock Option Policy, only the Compensation Committee can authorize a grant of stock options to the Named Executive Officers and other executives of the Company. The Compensation Committee has delegated to the CEO the authority to grant options to purchase up to 150,000 common shares per year to Company employees below the level of Vice-President, provided no one individual is granted options to acquire more than 45,000 common shares.

The Stock Option Policy establishes an annual date for the granting of stock options, which falls on the fifth business day following the release of the Company’s results for the most recently completed fiscal year. The Stock Option Policy prohibits the granting of stock options during blackout periods, as defined in the Company’s Policy Regarding Securities Trades by Company Personnel. The Stock Option Plan also provides that if the expiry date of an option falls during a “black out period”, the expiry date will be extended to the fifth business day following the end of such period.

All stock options granted in accordance with the Stock Option Policy must have an exercise price equal to the closing share price on the NYSE on the date of grant.

The value, calculated in accordance with the Black Scholes option pricing model, of each stock option award is set at a specified percentage of each executive’s base salary.

The number of common shares issued to “insiders” under the Stock Option Plan, when combined with the Company’s other security-based compensation arrangements, within any one-year period cannot exceed 10% of the issued and outstanding common shares, and the number of common shares issuable to insiders at any time cannot exceed 10% of the issued and outstanding common shares.

For options granted under the Stock Option Plan before December 31, 2008, the Compensation Committee generally determined that the options were subject to vesting one year from the grant date, were not transferable and would expire on the earlier of:

•	10 years from the date of grant;
•	30 days from the date on which the optionee ceases to be employed by, or provide services to, the Company;
•	180 days from the date of death if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the 30-day period described in the preceding bullet point; or
•	immediately upon termination if the termination of employment is with cause.

On February 24, 2009 the Company’s Board approved certain amendments to the Company’s stock option grant practices. Unless otherwise determined by the Compensation Committee, options granted after that date to the Company’s Vice Presidents and above will generally vest equally annually over three years from the grant date. Unless otherwise determined by the Compensation Committee, options granted on or after that date have a term of 10 years from the date of grant subject to the following:

•	in the case of termination without cause, excluding voluntary termination, immediate vesting of all unvested options and the optionee has 90 days from the date on which the optionee ceases to be employed by the Company to exercise all options;
•	in the case of voluntary termination, other than retirement, immediate cancellation of all unvested options and the optionee has 90 days to exercise vested options;
•	in the case of retirement, all unvested options continue to vest after retirement in accordance with the existing vesting schedule for those particular options and all options expire on the earlier of three years from the date of retirement and the option 10-year expiry date;
•	in the case of death, all unvested options vest immediately and the optionee’s legal representative has 365 days from the date of death to exercise the options if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the periods described in the three bullet points above; or
•	in the case of termination with cause, all options expire immediately upon termination.

Furthermore, stock option agreements for options granted on or after February 24, 2009 generally provide that the Compensation Committee may shorten the vesting period if the Compensation Committee considers doing so would be in the best interest of the Company.

CEO new-hire awards in 2014

In connection with the hiring of the new CEO in 2014, the Company made two one-time grants of stock options to Mr. Saligram.

The stock options in the first grant to Mr. Saligram:

•	have a term of ten years;
•	vest at a rate of 20% per year; and
•	in the event of termination without cause excluding resignation (other than retirement) during the first 36 months of employment, do not accelerate vesting and will be exercisable for 90 days after termination, subject to the terms and conditions of the stock options plan.

The stock options in the second grant to Mr. Saligram:

•	have a term of ten years;
•	vest in equal one third parts after the first, second and third anniversary of the grant date; and
•	will vest immediately, and be exercisable for 90 days after termination, in the event of termination without cause, excluding resignation (other than retirement) during the first 36 months of employment, subject to the terms of the Stock Option Plan.

All of the stock options granted to Mr. Saligram in connection with his hiring:

•	will vest immediately and be exercisable for 90 days after termination in the event of termination without cause after the first 36 months of employment, subject to the terms and conditions of the Stock Option Plan;
•	will be void in the event of resignation (other than retirement) if unvested, and if vested must be exercised within 90 days of termination;

•	will continue to vest in accordance with the original grant schedule and be exercisable until the earlier of the original expiry date and the third anniversary of retirement in the event of retirement, if unvested, provided that entitlement to such retirement related benefits will not apply in the event of retirement prior to July 7, 2019;
•	will be void in the event of termination for cause, if unvested, and if vested must be exercised within 30 days of termination, subject to the terms and conditions of the Stock Option Plan; and See “— Non-Executive Director Deferred Share Unit Plan” for the number of DSUs credited to directors for 2015.
•	will vest and be exercisable in the event of his death.

Report on repricing of options

The Company did not reprice any stock options during the fiscal years ended December 31, 2015 or 2014.

1999 Employee Stock Purchase Plan

The ESPP was initially adopted by the Board of Directors on February 1, 1999, and was amended by the Board of Directors on May 5, 2015. The purpose of the ESPP is to enable employees to acquire common shares through payroll deductions with financial assistance from the Company. Employees of the Company and any company in which the Company has a controlling share interest, directly or indirectly, or any joint venture in which the Company has a controlling interest, directly or indirectly, are eligible to participate. For a description of the material terms of the ESSP, see “Proposal Eight: Approval of the Amended 1999 Employee Stock Purchase Plan” on page 91.

Outstanding Equity Awards as of December 31, 2015

The following table provides information related to the outstanding stock option awards and share-based awards held by each of our Named Executive Officers as of December 31, 2015.

Name	Grant Date/ Performance Award Period		Option Awards				Share Awards(1)
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
			Exercisable	Unexercisable
Ravi K. Saligram	3/10/15		—	204,248	24.84	3/10/25
	8/11/14		86,443	308,181	24.43	8/11/24
	8/11/14	(2)					17,649	425,526
	3/10/15	(3)							99,061	2,388,361
	8/11/14	(4)					555	13,381	22,071	532,132
	8/11/14	(5)							105,896	2,553,156
Sharon Driscoll	8/12/15		—	40,764	30.17	8/12/25
	8/12/15	(6)							21,205	511,253
	8/12/15	(7)					2,772	66,810
Robert McLeod	3/10/15		—	22,854	24.84	3/10/25
	3/11/14		5,261	10,520	22.46	3/11/24
	3/5/13		19,467	9,733	21.34	3/5/23
	3/6/12		13,000	—	23.44	3/6/22
	3/3/11		10,400	—	25.91	3/3/21
	3/11/10		7,800	—	21.82	3/11/20
	3/5/09		11,200	—	14.50	3/5/19
	2/28/08		4,500	—	24.39	2/28/18
	3/11/14	(2)					5,051	121,780
	3/5/13	(8)					5,741	138,416
	3/10/15	(3)							11,084	267,235
	3/11/14	(4)					159	3,833	6,316	152,281
	3/5/13	(9)					552	13,309	3,267	78,778
Jim Barr	3/10/15		—	61,765	24.84	3/10/25
	11/10/14		3,013	49,045	24.73	11/10/24
	3/11/14	(2)					2,712	65,386	—	—
	3/10/15	(3)							29,956	722,239
	3/11/14	(4)					85	2,049	3,391	81,757
Karl Werner	3/10/15		—	27,778	24.84	3/10/25
	3/11/14		5,428	10,856	22.46	3/11/24
	3/5/13		9,067	4,533	21.34	3/5/23
	3/6/12		9,500	—	23.44	3/6/22
	3/3/11		9,600	—	25.91	3/3/21
	3/11/10		6,400	—	21.82	3/11/20
	3/5/09		10,900	—	14.50	3/5/19
	2/28/08		5,400	—	24.39	2/28/18
	3/1/07		6,900	—	18.67	3/1/17
	3/11/14	(2)					5,212	125,661
	3/5/13	(8)					3,228	77,827
	3/10/15	(3)							13,472	324,817
	3/11/14	(4)					164	3,954	6,517	157,133
	3/5/13	(9)					311	7,498	1,836	44,275
Todd Wohler	3/10/15		—	36,961	24.84	3/10/25
	3/10/15	(3)					—	—	17,926	432,197

(1)	Market value based on the closing share price on the NYSE as of December 31, 2015 of $24.11.

(2)	Represents RSUs granted under the Senior Executive Restricted Share Unit Plan that vest on March 10, 2017.
(3)	Represents PSUs granted under the 2015 PSU Plan for the three-year performance period ending 2017 that vest on March 9, 2018 and assumes maximum target performance for unearned PSUs.
(4)	Represents PSUs granted under the 2013 PSU Plan for the three-year performance period ending 2016 that vest on March 10, 2017 and assumes maximum target performance for unearned PSUs.
(5)	Represents sign-on RSUs granted under the Senior Executive Restricted Share Unit Plan that vest ratably on August 10, 2016, 2017, 2018 and 2019.
(6)	Represents PSUs granted under the 2015 PSU Plan for the three-year performance period ending 2017 that vest on August 11, 2018 and assumes maximum target performance.
(7)	Represents sign-on RSUs granted under the Senior Executive Restricted Share Unit Plan that vest ratably on August 11, 2016, 2017 and 2018.
(8)	Represents RSUs granted under the Senior Executive Restricted Share Unit Plan that vest on March 4, 2016.
(9)	Represents PSUs granted under the 2013 PSU Plan for the three-year performance period ending 2016 that vest on March 4, 2016 and assumes maximum target performance for unearned PSUs.

Stock Option Exercises and Shares Vested in 2015

The following table provides information regarding the vesting of common shares during 2015 for each NEO under the RSU Plans. No NEO exercised stock options during 2015 and no PSUs vested during 2015.

Stock Awards in 2015
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Ravi K. Saligram	—	—
Sharon Driscoll	—	—
Robert McLeod	1,369.25	34,012
Jim Barr	—	—
Karl Werner	769.83	19,126
Todd Wohler	—	—

(1)	RSUs are settled in cash.
(2)	Values based on the closing share price on the NYSE as of March 10, 2015 of $24.84.

Non-Qualified Deferred Compensation for 2015

The following table provides information regarding contributions, earnings and balances for our Named Executive Officers under our U.S. 10-10 Program.

Name(1)	Executive Contributions in 2015(2)	Company Contributions in 2015	Aggregate Earnings in 2015	Aggregate Withdrawals/ Distributions in 2015	Aggregate Balance as of December 31, 2015
Ravi K. Saligram	—	—	—	—	—
Sharon Driscoll	—	—	—	—	—
Robert McLeod	—	—	—	—	—
Jim Barr	$54,000	$54,000	$(1,665)	—	$106,335
Karl Werner	—	—	—	—	—
Todd Wohler	$32,500	$32,500	$(797)	—	$64,203

(1)	Mr. Saligram, Ms. Driscoll, Mr. McLeod and Mr. Werner do not participate in the U.S. 10-10 Program. Ms. Driscoll, Mr. McLeod and Mr. Werner participate in the Canada 10-10 Program, which is not a deferred compensation plan. The Company’s contributions under both the U.S. 10-10 Program and the Canada 10-10 Program are reflected in the Summary Compensation Table under “All Other Compensation.”
(2)	Amounts are reflected in the Summary Compensation Table under “Salary.”

U.S. 10-10 Program

The following is a summary of the material terms of the U.S. 10-10 Program.

Purpose of the plan and administration

The U.S. 10-10 Program was adopted in 2013 by Ritchie Bros. Auctioneers (America) Inc. (“RBAA”) to provide a means by which certain executive employees may elect to defer receipt of current compensation, and as a result to become eligible to receive discretionary matching allocations by RBAA, in order to provide retirement and other benefits. It is an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of executives. The plan is administered by a committee appointed by the board of directors of RBAA to administer the plan.

Eligible participants and participation agreement

The committee in its discretion designates those employees of RBAA and selected affiliates (either of which may be referred to herein as “Employer”) who are eligible to participate in the plan, provided that each such individual must be a highly compensated or executive employee within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the U.S. Employee Retirement Income Security Act of 1974, as amended. An individual selected as eligible for participation in the plan will become a “participant” following the timely execution and delivery of a written participation agreement.

Participation agreements specify the amount and types of compensation the participant elects to defer, the form of distribution of benefits (lump sum or annual installments) and certain qualifying distribution events. Qualifying distribution events that may be selected are a participant’s separation from service, death or disability, a specified payment date or year, a change of control of RBAA and an unforeseen emergency, as defined under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Types of Compensation Permitted to be Deferred

A participant may elect to defer up to 10% of base salary by timely execution and delivery of a written Participant Agreement. Such deferrals elected by the participant are referred to as “participant deferral credits”. The Employer may make, in its sole discretion, employer discretionary credits in an amount determined each plan year by the Employer. It has been the Employer’s practice to make employer discretionary credits each year up to a maximum amount of 10% of a participant’s base salary that a participant has elected to defer under the plan. Participant deferral credits and employer discretionary credits are immediately 100% vested.

Deferred compensation accounts

The amount of a participant deferral credits and the amount of any employer discretionary credits are credited to a participant’s deferred compensation account, which is a notional bookkeeping account. The plan has been established as a non-qualified plan which means that the Employer does not fund amounts deferred under the plan. The plan is an unfunded and unsecured liability of the Employer, and benefits will be paid only from the Employer’s general assets. The benefits payable are future obligations of the Employer and their eventual payment is dependent on the Employer’s financial condition and creditworthiness.

Deemed investment gain or Loss

The participant’s deferred compensation account is credited or debited with an investment return as if the notional account were invested in one or more investment funds selected by the committee. Participants may elect the investment funds (from those authorized by the committee) in which his or her deferred compensation account is deemed to be invested. Such election will be in the manner prescribed by the committee, will take effect upon the participant’s entry into the plan, and will remain in effect until a new election is made by the participant. If the participant fails for any reason to make an effective election of deemed investments, the investment return will be determined by the committee. RBAA is not required to invest any amounts as a result of a participant’s selection of deemed investments. The deemed investment funds are merely measuring tools to determine the amount by which a participant’s deferred compensation account will be debited or credited to reflect deemed investment returns on the deferred compensation.

Distribution of benefits

The participation agreement designates the time at which a participant’s deferred compensation account will be distributed and the qualifying distribution event(s). The participation agreement also designates the form of payment (lump sum or annual installments over a period of years). Payments are made in the manner elected by the participant and commence as soon as practicable after (but no more than 60 days after) the distribution date elected or for the qualifying distribution event.

Canada 10-10 Program

The following is a summary of the material terms of the Canada 10-10 Program, which is not a deferred compensation plan.

Purpose of the program and administration

The Canada 10-10 Program was adopted by the Company in 2013 to encourage participants to make long-term investments. Under the program, certain senior-level employees may contribute up to 10% of their received annual base salary into eligible long-term investment vehicles and, upon the approval of the Company’s Director, Global Total Rewards (the “Director GTR”), the Company will match such contributions, less any matching contributions made to retirement plans, in cash on a dollar-for-dollar basis to be paid directly to such employees during the next applicable pay period, subject to all applicable statutory deductions. The program is administered by the Director GTR.

Eligible participants

All employees of the Company at or above the Vice-President level that are selected by the employer are eligible to participate in the program. Participants can begin to participate in the program on the first day of employment. Participation is voluntary and participants must decide how much money they wish to invest in approved long term investments. Participants can participate in the program at any time during the calendar year by providing the Director GTR with evidence of an investment having been made in an eligible long-term investment vehicle.

Description of benefits

Participants may invest up to 10% of their received annual base salary into eligible long-term investment vehicles and, upon the approval of the Director GTR, the Company will match such contributions, less any matching contributions made to retirement plans, in cash on a dollar-for-dollar basis to be paid directly to such employees during the next applicable pay period, subject to all applicable statutory deductions. The Company’s matching amount will be based on the amount actually invested by the participant and will be capped at 10% of the participant’s received annual base salary for that calendar year (the “Maximum Contribution Amount”). The Company’s Maximum Contribution Amount of 10% is a combined maximum for both the Canada 10-10 Program and any retirement saving program to which the Company contributes up to a maximum of 10% of the employee’s base earnings. Any portion of a participant’s Maximum Contribution Amount that is not used during any calendar year cannot be carried forward.

Eligible long-term investments

The goal of the program is to provide participants with a certain level of flexibility with respect to their desired long-term investment vehicle. The Director GTR has the discretion to decide whether or not a particular investment qualifies. Common examples of an eligible investment vehicle include (i) payments made on an investment property that is not the primary residence of the participant or lump sum payments made on a property that is the primary residence of the participant; (ii) investments made in securities listed on a recognized stock exchange or recognized mutual fund; and (iii) any investment that is long-term in nature. Company securities are not an eligible investment. The plan does not restrict the disposition of investments, once made.

Employment Agreements

Executive Employment Agreements

The Company, through wholly-owned operating subsidiaries, has entered into an employment agreement with each of the Named Executive Officers. The employment agreements continue for an indefinite term period of time until terminated in accordance with the terms of such agreements. The following is a summary of the material terms of those agreements.

Compensation and benefits

The Named Executive Officers earn an annual base salary and may earn annual short-term and long-term incentive grants determined as a percentage of base salary. In addition, the Named Executive Officers may participate in the Company’s other long-term plans, including the 10-10 Program, the ESPP, the RRSP and the 401(k) plan, as applicable. For a discussion of the compensation earned by or awarded to the Named Executive Officers in 2015, see “Compensation Discussion and Analysis” on page 36. The Named Executive Officers are eligible to participate in the Company’s group benefit plans.

Confidentiality, non-solicitation and non-competition

Pursuant to their respective employment agreements, the Named Executive Officers are prohibited at all times from disclosing confidential information related to the Company. Each Named Executive Officer is subject to provisions prohibiting his or her solicitation of the Company’s employees for 12 months following termination for any reason, except Mr. Saligram’s and Ms. Driscoll’s prohibitions extend for 24 months and 18 months, respectively, following termination for any reason. Each Named Executive Officer is also subject to provisions prohibiting competition with the Company during the term of his or her employment agreement and for a period following termination for any reason of 18 months for Ms. Driscoll and Mr. Werner, six months for Mr. McLeod and 12 months for Mr. Barr and Mr. Wohler. Mr. Saligram is prohibited under the provisions of his employment agreement from competing against the Company during the term of his employment and for either (i) the greater of 12 months or the period for which base salary is paid following his termination by the Company without cause or his voluntary termination for good reason or (ii) 12 months following his termination for any other reason.

Termination for cause

The Company may terminate Mr. Saligram’s employment at any time for “cause,” as defined in his employment agreement, without notice or any payment in lieu thereof. No incentive or bonus payment will be payable to Mr. Saligram in the event of his termination for cause. In the event of his termination for cause, all unvested stock options granted to Mr. Saligram will be void as of the date of his termination and Mr. Saligram will have 30 days from the date of his termination to exercise any options which have vested prior to his termination, subject to the terms and conditions of our Stock Option Plan and the applicable option agreements. Mr. Saligram’s rights with respect to PSUs and RSUs in the event of his termination for clause are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plan and RSU Plans.

The Company may terminate the employment of the Named Executive Officers, other than Mr. Saligram and Mr. McLeod, for “cause,” as defined in the employment agreements, at any time after providing the executive with at least 30 days’ notice of such proposed termination and allowing the executive 15 days to remedy the alleged defect. The employment agreements with the Named Executive Officers other than Mr. Saligram and Mr. McLeod state that no short-term incentive or bonus payment will be payable to such Named Executive Officer in the event of his or her termination for cause. In the event of termination for cause, sign-on stock options granted to such Named Executive Officers will be void as of the date of his termination and each will have 30 days from the date of his or her termination to exercise any options which have vested prior to his or her termination, subject to the terms and conditions of our Stock Option Plan and the applicable option agreements. Under our Stock Option Plan, unvested stock options expire immediately upon termination for just cause. Such Named Executive Officer’s rights with respect to PSUs and RSUs held are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plan and RSU Plans.

The Company may terminate Mr. McLeod’s employment without notice or remuneration in lieu thereof for just cause, if he is convicted of an indictable criminal offense or become bankrupt, if he is guilty of any misconduct which in the reasonable opinion of the Company could injure the reputation or business of the Company or if he breaches any provision of his employment agreement.

Termination without cause or voluntary termination for good reason

In the event of termination of Mr. Saligram’s employment without “cause”, as defined in his employment agreement, or his voluntary termination for “good reason”, as defined in his employment agreement, Mr. Saligram will be entitled to:

•	two year’s base salary;
•	two year’s short-term incentive bonus based at the target;
•	all earned and unpaid salary and short- and long-term incentive awards, up to and including Mr. Saligram’s final day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock options (excluding sign-on stock options if termination occurs prior to July 7, 2017) with Mr. Saligram given 90 days from the date of termination to exercise such options, subject to the terms of our Stock Option Plan and the applicable option agreements;
•	continuation of PSUs and RSUs awarded (excluding sign-on PSUs if termination occurs prior to July 7, 2017), in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Senior Executive PSU Plan and RSU Plan;
•	continued extended health and dental benefits coverage for up to one year after termination of his employment or the date on which he begins new full-time employment.

In the event that a Named Executive Officer other than Mr. Saligram or Mr. McLeod is terminated without cause, as defined in the employment agreements, such Named Executive Officer will be entitled to:

•	one year’s base salary and one year’s short-term incentive bonus based at target, in the event of termination of Ms. Driscoll, Mr. Barr or Mr. Wohler prior to July 6, 2018, November 4, 2017 and January 26, 2018, respectively, or eighteen month’s base salary and eighteen month’s short-term incentive bonus based at target in the event of termination of Ms. Driscoll, Mr. Barr or Mr. Wohler after such dates and in the event of the termination of Mr. Werner;
•	a pro rata short-incentive bonus for the year of termination, up to and including the Named Executive Officer’s last day of active employment with the Company;
•	immediate accelerated vesting of all unvested stock options with the Named Executive Officer given 90 days from the date of termination to exercise such options, subject to the terms of our Stock Option Plan and the applicable option agreements (except for Mr. Werner, who may, if approved by the Compensation Committee, have up to one year to exercise such stock options);
•	continuation of PSUs and RSUs awarded, in accordance with applicable PSU and RSU grant agreements and the terms and conditions of the respective 2013 PSU Plan, Senior Executive PSU Plan and RSU Plan;
•	continued extended health and dental benefits coverage for up to one year after termination of his or her employment or the date on which he or she begins new full-time employment, or paying the Company’s share of such benefits over such period of time.

Under the terms of the employment agreements with the Named Executive Officers other than Mr. Saligram and Mr. McLeod, such Named Executive Officers may terminate their respective employments with the Company for “good reason”, as defined in the employment agreements, and, in the event of good reason, will receive pay and benefits as if terminated by the Company without cause, and the termination will be regarded as a termination without cause for purposes of our Stock Option Plan, PSU Plans and RSU Plans. Under the employment agreements, such Named Executive Officers may terminate his or her employment for good reason by delivery of written notice, including the basis for such good reason, to the Company within

60 days’ commencing upon the occurrence of good reason. Termination for good reason will be effective 30 days after delivery in the event the Company fails or is unable to cure such good reason within that period.

The Company may terminate Mr. McLeod’s employment upon notice or with a payment in lieu of notice of one month for each completed year of service with the Company up to a maximum of 24 months.

Resignation

Under the terms of the employment agreements with the Named Executive Officers other than Mr. McLeod, such Named Executive Officers may resign by providing three months’ written notice to the Company to that effect. If such Named Executive Officer provides the Company with written notice of resignation, the Company may waive such notice, in whole or in part, in which case the Company will pay the Named Executive Officer their base salary only for the amount of time remaining in that notice period and such Named Executive Officer’s employment will terminate on the earlier date specified by the Company without any further compensation. The employment agreements with the Named Executive Officers other than Mr. McLeod state that no short-term incentive or bonus payment will be payable to such Named Executive Officer in the event of his or her resignation. In the event of resignation, all unvested stock options held by such Named Executive Officer will be immediately void on the termination date and such Named Executive Officer will have 90 days from such date to exercise any vested stock options. Under our Stock Option Plan, unvested stock options granted on or after February 24, 2009 to a Named Executive Officer, other than Mr. Saligram, are immediately cancelled and unexercised options granted prior to December 31, 2008 will expire 30 days from the date the option recipient ceased to be employed. Under the RSU Plans and the PSU Plans, in the event of resignation of a participant other than by retirement in accordance with the normal retirement policy of the Company (or its affiliates), RSUs and PSUs that had not vested prior to the last day of active employment will not vest and shall be forfeited and cancelled without payment.

Mr. McLeod may terminate his employment at any time by providing the Company with four weeks’ written notice.

Retirement

The employment agreements with the Named Executive Officers other than Mr. McLeod provide that in the event of retirement, which, for such purpose, means retirement in accordance with the normal retirement policy of the Company (or its affiliates) when the participant is not less than 55 years of age:

•	the Company will pay a pro-rated short-term incentive bonus for the year of termination, up to and including the last day of active employment, to such Named Executive Officers in the event of retirement;
•	all unvested stock options will continue to vest according to their initial grant schedules and will remain exercisable up to the earlier of the original grant expiry date and the third anniversary of the date of retirement; and
•	RSUs and PSUs will continue to vest and be paid in accordance with the original grant schedule applicable thereto.

Notwithstanding the foregoing, Mr. Saligram will not be entitled to exercise or receive any retirement-related benefits or rights if he retires prior to July 7, 2019.

Change of control

The Compensation Committee believes that change of control arrangements are necessary to attract and retain the talent necessary for the Company’s long-term success. The Company has entered into change of control agreements with the Named Executive Officers (the “Change of Control Agreements”).

For purposes of the Change of Control Agreements, a “change of control” means:

•	the acquisition or accumulation of beneficial ownership of more 50% of the Company’s voting shares by a person or a group of persons acting jointly or in concert;

•	a person, or a group of persons acting jointly or in concert, holding at least 25% of the Company’s voting shares and being able to change the composition of the Board by having their nominees elected as a majority of the Board;
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement; or
•	other than for Mr. Saligram, Mr. McLeod and Mr. Werner, a reorganization, merger or consolidation or sale or other disposition of substantially all the assets of the Company, unless the Company beneficially owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries following such event.

The Change of Control Agreements provide for payment and accelerated vesting upon a “double-trigger”, which requires a change of control and either (i) termination by the Company without “cause” (or without “just cause” for Mr. McLeod and Mr. Werner) or within two years following a change of control or (ii) termination by the Named Executive Officer for good reason upon a change of control or within one year following a change of control. Following a double-trigger event, the Named Executive Officers will be entitled to a lump sum cash amount equal to the aggregate of:

•	in the case of Mr. Saligram, two times annual base salary, two times the short-term incentive bonus at target plus pro rata target bonus for year of termination and two times the annual premium cost that would be incurred by the Company to continue to provide to Mr. Saligram all health, dental and life insurance benefits provided immediately before his termination;
•	in the case of Mr. McLeod and Mr. Werner, two times annual base salary, one and one-half times the short-term incentive bonus at target plus pro rata target bonus for year of termination and two times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination; and
•	in the case of Ms. Driscoll, Mr. Barr and Mr. Wohler, one and one-half times annual base salary, one and one-half times the short-term incentive bonus at target plus pro rata target bonus for year of termination and one and one-half times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination.

Each of the Named Executive Officers is entitled, following a double-trigger event, to:

•	accelerated vesting of RSU and PSU awards; and
•	other than Mr. Barr, immediate vesting of all unvested stock options, with a 90 day exercise period.

The employment agreements with the Named Executive Officers, other than Ms. Driscoll, prior to an amendment effective February 26, 2016, and Mr. McLeod, provide that, notwithstanding provisions to the contrary in plan documents, any accelerated vesting of annual long-term incentive awards upon a change of control, as defined in the Change of Control Agreements, requires both a change of control and the termination of employment without “cause” or for “good reason”, each as defined in the respective employment agreements.

In the case of Ms. Driscoll, Mr. Barr and Mr. Wohler, the Change of Control Agreements provide that no such payments will be made unless the Named Executive Officer signs within 60 days and does not revoke a full and general release of any and all claims against the Company, affiliates, and past and then current officers, directors, owners, managers, members, agents and employees.

Indemnity agreements

We have entered into indemnity agreements with each Named Executive Officer pursuant to which we agree to indemnify such officer in connection with claims or proceedings involving the officer (by reason of serving as a director or officer of the Company or its subsidiaries), as provided in the agreement.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the Named Executive Officers would have been entitled if a termination of employment or change in control occurred on December 31, 2015. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the Named Executive Officers or include distributions of plan balances under our 401(k) Plan, the RRSP and the 10-10 Programs. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or, if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”(1)	Termination without “Cause” or “Good Reason” following “Change of Control”(2)
Ravi Saligram
Cash severance(3)	—	$2,000,000	—	—	$2,000,000
Short-term incentive(4)	—	$2,000,000	—	—	$3,000,000
Acceleration of equity awards(5)	—	—	—	—	$5,227,684
Present value of group plan benefits	—	$25,399	—	—	$65,856
Total Termination Benefits	—	$4,025,399	—	—	$10,293,540
Sharon Driscoll
Cash severance(3)(6)	—	$430,100	—	—	$645,150
Short-term incentive(4)(6)	—	$279,565	—	$66,809	$698,913
Acceleration of equity awards(5)(6)	—	—	—	—	$461,809
Present value of group plan benefits(6)	—	$3,069	—	—	$6,925
Total Termination Benefits	—	$712,734	—	$66,809	$1,812,797
Robert McLeod
Cash severance(3)(6)	—	$528,101	—	—	$573,717
Short-term incentive(4)(6)	—	$250,892	—	—	$342,125
Acceleration of equity awards(5)(6)(7)	—	$44,318	—	$467,803	$674,279
Present value of group plan benefits(6)	—	$9,283	—	—	$10,127
Total Termination Benefits	—	$832,594	—	$467,803	$1,600,248
Jim Barr
Cash severance(3)	—	$540,000	—	—	$810,000
Short-term incentive(4)	—	$405,000	—	—	$1,012,500
Acceleration of equity awards(5)	—	—	—	—	$685,420
Present value of group plan benefits	—	$19,399	—	—	$45,882
Total Termination Benefits	—	$964,399	—	—	$2,553,802
Karl Werner
Cash severance(3)	—	$525,000	—	—	$525,000
Short-term incentive(4)	—	$315,000	—	—	$525,000
Acceleration of equity awards(5)(7)	—	$30,469	—	—	$625,415
Present value of group plan benefits	—	$19,399	—	—	$45,411
Total Termination Benefits	—	$889,868	—	—	$1,720,826

Named Executive Officer	Termination for “Cause”	Termination without “Cause” or, if applicable, for “Good Reason”	Resignation or Retirement	“Change of Control”(1)	Termination without “Cause” or “Good Reason” following “Change of Control”(2)
Todd Wohler
Cash severance(3)	—	$390,000	—	—	$585,000
Short-term incentive(4)	—	$195,000	—	—	$487,500
Acceleration of equity awards(5)	—	—	—	—	$333,927
Present value of group plan benefits	—	$19,399	—	—	$45,882
Total Termination Benefits	—	$604,399	—	—	$1,452,309

(1)	Represents cash payments to Mr. McLeod for accelerated vesting of PSUs awarded under the 2013 PSU Plan ($207,611) upon a “change of control”, as defined in the 2013 PSU Plan, and cash payments to Mr. McLeod ($260,195) and to Ms. Driscoll for accelerated vesting of RSUs upon a “change of control”, as defined in the RSU Plan. Amounts are calculated based on the closing share price on the NYSE of $24.11 as of December 31, 2015 and, for PSUs, at target performance level.
(2)	Represents the occurrence of a double-trigger event under the Change of Control Agreements.
(3)	Represents cash payments based on base salary; provided, for Mr. McLeod, also includes compensation in lieu of notice for 22 months ($501,783 upon termination without “cause” or, if applicable, for “good reason” and $547,400 for termination without “cause” or “good reason” following a “change of control”) and vacation pay for that period ($26,317 upon either event).
(4)	Represents cash payments of the short-term incentive plan based on target performance levels.
(5)	Includes cash payments for accelerated vesting of RSUs and PSUs upon a double-trigger event. Amounts are calculated based on the closing share price on the NYSE of $24.11 as of December 31, 2015 and, for PSUs, target performance levels.
(6)	Ms. Driscoll and Mr. McLeod are paid in Canadian dollars. Amounts reported are converted based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7820 for 2015.
(7)	Includes the value of accelerated stock options held by Mr. McLeod ($44,318) and Mr. Werner ($30,469). The value of accelerated stock options is determined by subtracting the exercise price of the stock option from the closing share price on the NYSE of $24.11 as of December 31, 2015 and multiplying the result, if a positive number (“in-the-money”), by the number of option shares that would vest as a result of termination.

Equity Compensation Plan Information as of December 31, 2015

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	3,276,078	$23.40	1,874,798
Equity compensation plans not approved by security holders(2)	—	—	—
Total	3,276,078	$23.40	1,874,798

(1)	Reflects the Company’s Stock Option Plan, without giving effect to the proposed amendment and restatement.
(2)	Does not reflect common shares that the Company may deliver upon settlement of PSUs granted under the Senior Executive PSU Plan and Employee PSU Plan if such plans are approved by shareholders at the Meeting.

Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

The following table sets forth certain information regarding the beneficial ownership our common shares as of March 24, 2016 by:

•	our Named Executive Officers;
•	our directors;
•	all of our executive officers and directors as a group; and
•	each person who is known by us to beneficially own more than 5% of our issued and outstanding common shares.

Under SEC rules, “beneficial ownership” for purposes of this table takes into account common shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act. Common shares that may be acquired by an individual or group within 60 days of March 24, 2016 pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Except as otherwise indicated, the address of each shareholder is c/o Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6.

	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Ravi K. Saligram(1)	175,102	*
Sharon Driscoll(2)	242	*
Robert A. McLeod(3)	111,393	*
Jim Barr(4)	23,602	*
Karl Werner(5)	93,672	*
Todd Wohler(6)	12,764	*
Beverley Briscoe(7)	22,288	*
Robert G. Elton	—	—
Erik Olsson	—	—
Eric Patel(8)	18,925	*
Edward Pitoniak(9)	7,221	*
Lisa Anne Pollina	—	—
Christopher Zimmerman(10)	6,856	*
All directors and executive officers as a group (20 individuals)(11)	705,895	*
5% Shareholders
Baillie Gifford & Co.(12) Calton Square, 1 Greenside Row, Edinburgh EH1 3AN Scotland UK	12,379,442	11.55%
Caisse de dépôt et placement du Québec(13) 1000, Place Jean-Paul Riopelle, Montréal, Québec H2Z 2B3	9,104,800	8.60%
PRIMECAP Management Company(14) 225 South Lake Ave., #400, Pasadena, California 91101	7,108,180	6.72%
Royce & Associates, LLC(15) 745 Fifth Avenue, New York, New York 10151	6,615,498	6.25%
Burgundy Asset Management Ltd.(16) 181 Bay Street, Suite 4510, Toronto, Ontario M5J 2T3	6,488,780	6.13%
RS Investment Management Co. LLC(17) One Bush Street, Suite 900, San Francisco, California 94104	6,309,045	5.96%

*	Less than 1%.

(1)	Represents 20,575 common shares and 154,527 stock options exercisable within 60 days of March 24, 2016.
(2)	Represents common shares held indirectly through the ESPP.
(3)	Represents 6,400 common shares held directly, 19,029 common shares held indirectly through the prior executive long-term incentive plan, 1,069 common shares held indirectly through the ESPP, 1,856 common shares held by Mr. McLeod’s spouse and 83,039 stock options exercisable within 60 days of March 24, 2016.
(4)	Represents 23,602 stock options exercisable within 60 days of March 24, 2016.
(5)	Represents 27,896 common shares held indirectly through the prior executive long-term incentive plan, 1,160 common shares held indirectly through the ESPP and 64,616 stock options exercisable within 60 days of March 24, 2016.
(6)	Represents 443 common shares held indirectly through the ESPP and 12,321 stock options exercisable within 60 days of March 24, 2016.
(7)	Represents 16,900 common shares held directly and 5,388 common shares held through the Non-Executive Director LTIP.
(8)	Represents 13,538 common shares held directly and 5,387 common shares held indirectly through the Non-Executive Director LTIP.
(9)	Represents 1,540 common shares directly and 5,681 common shares held indirectly through the Non-Executive Director LTIP.
(10)	Represents 6,856 common shares held indirectly through the Non-Executive Director LTIP.
(11)	Represents 208,401 common shares and 497,494 stock options exercisable within 60 days of March 24, 2016.
(12)	As reported on Baillie Gifford & Co.’s Schedule 13G/A as of December 31, 2015, Baillie Gifford & Co. had sole voting power with respect to 9,933,037 common shares and sole dispositive power with respect to 12,379,442 common shares.
(13)	As reported on Caisse de dépôt et placement du Québec’s Schedule 13G/A as of December 31, 2013, Caisse de dépôt et placement du Québec had sole voting and dispositive power with respect to 9,104,800 common shares.
(14)	As reported on PRIMECAP Management Company’s Schedule 13G/A as of December 31, 2015, PRIMECAP Management Company had sole voting power with respect to 2,690,795 common shares and sole dispositive power with respect to 7,108,180 common shares.
(15)	As reported on Royce & Associates, LLC’s Schedule 13G/A as of December 31, 2015, Royce & Associates, LLC had sole voting and dispositive power with respect to 6,615,498 common shares.
(16)	As reported on Burgundy Asset Management Ltd.’s Schedule 13G/A as of December 31, 2015, Burgundy Asset Management Ltd. had sole voting power with respect to 6,424,821 common shares and sole dispositive power with respect to 6,488,780 common shares.
(17)	As reported on RS Investment Management Co. LLC’s Schedule 13G as of December 31, 2015 RS Investment Management Co. LLC had sole voting power with respect to 6,199,345 common shares and sole dispositive power with respect to 6,309,045 common shares.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.

Proposal Two: Advisory Vote on Executive Compensation

Overview

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and our compensation philosophy, policies and practices, as disclosed under “Compensation Discussion and Analysis” on page 36.

Our executive compensation program is designed to provide a competitive level of compensation necessary to:

•	attract and retain the talent needed to lead and grow the Company’s business;
•	provide a strong incentive for executives and key employees to work towards the achievement of the Company’s goals, including long-term earnings growth and capital performance goals; and
•	ensure that the interests of management and the Company’s shareholders are aligned and that the compensation packages are fair to senior management, employees, the shareholders and other stakeholders.

In order to align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our Named Executive Officers is allocated to performance based, short-term and long-term incentive programs to make executive pay dependent on the Company’s performance (or “at-risk”). In addition, as an executive officer’s responsibility and ability to affect the financial results of the Company increases, the portion of his or her total compensation deemed “at-risk” increases. Shareholders are urged to read the information under “Compensation Discussion and Analysis”, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy.

Shareholder Approval and Board Recommendation

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement of the Company, dated March 28, 2016 (the “Proxy Statement”), pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.”

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future compensation decisions for our Named Executive Officers. It is currently expected that shareholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s annual meeting in 2017.

The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s Named Executive Officers.

Proposal Three: Frequency of Shareholder Votes On Executive Compensation

Overview

In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following proposal gives our shareholders the opportunity to vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote to approve or not approve the compensation of our Named Executive Officers. By voting on this proposal, shareholders may indicate whether they prefer that we seek such an advisory vote every one, two, or three years.

After careful consideration of this proposal, our Board of Directors determined that an advisory vote on executive compensation that occurs every one year is the most appropriate choice for the Company. The Compensation Committee values the opinions expressed by shareholders and the Board believes that shareholders should have the opportunity to provide such feedback on an annual basis.

Shareholder Approval and Board Recommendation

You may cast your vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation every “ONE YEAR,” as recommended by the Board of Directors, every “TWO YEARS” or every “THREE YEARS,” or you may “ABSTAIN.” Your vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the shareholders to have expressed a preference for the option that receives the most votes.

While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.

The Board recommends voting to hold an advisory vote to approve the compensation of our Named Executive Officers every “ONE YEAR”.

Proposal Four: Appointment of Ernst & Young LLP

Overview

We are asking our shareholders to appoint Ernst & Young LLP as our auditor for the year ending December 31, 2016 and that the Audit Committee be authorized to fix their remuneration. Ernst & Young LLP has been our auditor since April 25, 2013. The Audit Committee is satisfied that Ernst & Young LLP meets the relevant independence requirements and is free from conflicts of interest that could impair their objectivity in conducting an audit of the Company.

To the Company’s knowledge, a representative from Ernst & Young LLP will be present at the Meeting to take questions, and the firm will be permitted to make a statement if it so desires.

Fees Billed by Independent Auditors

The fees billed to us by Ernst & Young LLP, our independent auditor, in each of the last two fiscal years are set forth in the following table. All services and fees, including tax service fees, were pre-approved by the Audit Committee.

	Year Ended December 31,
Item	2015	2014
Audit Fees(1)	$964,050	$860,985
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$964,050	$860,985

(1)	“Audit Fees” represents fees billed for the audit of our annual financial statements and review of our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees are billed and paid in Canadian dollars. The amounts reported are converted from Canadian dollars to U.S. dollars based on the average Canadian and U.S. dollar exchange rate of CA$1 to $0.7820 for 2015 and CA$1 to $0.9051 for 2014.
(2)	“Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” include fees for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” include all other non-audit services.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee is responsible for the selection, appointment, and retention of the independent auditor, subject to annual shareholder approval, and evaluation and, where appropriate, replacement of the independent auditor. In addition, the Audit Committee approves compensation of the independent auditor. The Audit Committee also has responsibility for pre-approving the retention of the independent auditor for all audit and non-audit services the independent auditor is permitted to provide the Company and approve the fees for such services, other than any de minimis non-audit services allowed by applicable law or regulation. The Audit Committee is required to pre-approve all non-audit related services performed by the auditors. The Audit Committee’s pre-approval policy outlines the procedures and the conditions pursuant to which permissible services proposed to be performed by the auditors are pre-approved, provides a general pre-approval for certain permissible services and outlines a list of prohibited services. For 2014 and 2015, all of the services related to amounts billed by the Company’s external accountants were pre-approved by the Audit Committee.

Recommendation of the Board

The Board recommends a vote “FOR” the appointment of Ernst & Young LLP as the Company’s auditor for the fiscal year ending December 31, 2016 and the authorization of the Audit Committee to fix the auditor’s remuneration.

Report of the Audit Committee

To the Shareholders of Ritchie Bros. Auctioneers Incorporated:

The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has also discussed with the independent accountant the accountant’s independence. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Audit Committee of the Board
Robert G. Elton, Chair
Eric Patel
Edward B. Pitoniak
Lisa Anne Pollina

Proposal Five: Amendment and Restatement of the Stock Option Plan

Overview

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass an ordinary resolution approving an amendment and restatement of our Stock Option Plan that:

•	increases the number of common shares reserved for issuance upon exercise of options granted thereunder from 10,200,000 shares (taking into account the three-for-one stock split of the common shares that occurred on April 24, 2008) to 13,700,000 shares (an increase of 3,500,000 shares);
•	imposes a limitation on the maximum number of stock options that may be granted to any eligible person in the aggregate in any calendar year and requires that our Stock Option Plan be administered by a committee of “outside directors” within the meaning of Section 162(m) of the Code;
•	restricts the definition of “change of control”; and
•	requires a “double-trigger” to permit accelerated vesting of options upon a change of control, subject to conditions, if any, in agreements between the Company and optionholders dated on or prior to February 29, 2016, as such agreements were in effect on February 29, 2016.

Our Board approved this amendment and restatement on February 24, 2016, based on the recommendation of the Compensation Committee, subject to shareholder approval.

Shareholder approval is required in order to comply with the requirements of the NYSE and TSX for shareholder approval of a material modification to an equity compensation plan and in order to permit the stock options awarded under the Stock Option Plan to certain executive officers to qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

In general, under Section 162(m) of the Code, in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any year to certain of our executive officers, such compensation must qualify as performance-based compensation. Stock options will be deemed to be performance-based compensation if they are granted under an option plan that is approved by shareholders, is administered by a committee composed exclusively of two or more outside directors and states the maximum number of options that may be issued to any individual within a stated period of time (such as a calendar year). If the proposed amendment is not approved at the Meeting, then our Stock Option Plan will continue in operation pursuant to its terms with no change to the number of common shares reserved for issuance thereunder and stock options issued under our Stock Option Plan will be subject to the limitation imposed under Section 162(m) of the Code.

Our Stock Option Plan was originally adopted as of July 30, 1997 and approved by shareholders, and was amended and restated in February 2007 by the Compensation Committee and Board, which amended and restated plan was approved by shareholders at the Annual and Special Meeting of the Company in 2007. The Board considers stock options to be an important element of the Company’s compensation structure, and the purpose of the Stock Option Plan is to promote the interests of the Company by providing eligible persons with additional incentive, encouraging stock ownership and increasing the proprietary interest of eligible persons in the success of the Company and assisting the Company in attracting, retaining and motivating its officers and employees.

The Board believes that:

•	The increase to the maximum number of common shares issuable under our Stock Option Plan is desirable in order to permit the Company to continue to accomplish the purpose of our Stock Option Plan and to provide for future grants of options, subject to current expectations, through 2019;
•	the inclusion of the maximum number of stock options that may be awarded to any individual in any calendar year and the requirement that our Stock Option Plan be administered by a committee comprised solely of outside directors is desirable in order to permit our Stock Option Plan to qualify under Section 162(m) of the Code;

•	restricting the definition of change of control demonstrates, consistent with the Company’s corporate governance policies, the Company’s commitment to a strict definition of a change of control; and
•	restricting the Compensation Committee’s discretion to accelerate vesting of options upon a change of control is consistent with the Board’s approach to executive officer compensation and the Change of Control Agreements, which provide for “double-trigger” acceleration. The Board believes that double-trigger acceleration is more appropriate than single-trigger acceleration (where acceleration occurs upon the occurrence of a change of control alone), and is in the best interests of the shareholders, because double-trigger acceleration provides for acceleration only upon an adverse change to the optionholder’s employment.

As of the record date of March 24, 2016, the maximum number of common shares reserved for issuance under our Stock Option Plan, before giving effect to the amendment, is 10,200,000 common shares of which, as of March 24, 2016, 5,296,214 common shares (approximately 5.01% of the Company’s total issued and outstanding shares) have been issued upon exercise and 4,189,141 common shares are reserved for issuance upon exercise of options that have been granted (approximately 3.96% of the Company’s total issued and outstanding shares). As a result, as of March 24, 2016, 714,645 common shares (approximately 0.68% of the Company’s total issued and outstanding shares) were available for future options to be granted, unless the proposed amendment is approved.

If the proposed amendment is approved, the maximum aggregate number of common shares issuable under our Stock Option Plan from and after the date of the Meeting will be 13,700,000 common shares (approximately 12.95% of the Company’s total issued and outstanding shares as of March 24, 2016). As a result, 4,214,645 common shares will be available for future grants after giving effect to the proposed amendment, assuming that no options are awarded, exercised or surrendered subsequent to March 24, 2016 and prior to the date of the resolution in respect of the proposed amendment being approved by shareholders. The closing price for the common shares as reported on the NYSE on March 24, 2016 was $25.71.

If the proposed amendment is approved, the Company intends that stock options issued under our Stock Option Plan will qualify as performance-based compensation. However, there is no guarantee that stock options will so qualify, and the Company may be subject to limitations on its compensation expense deduction under Section 162(m) with respect to stock options as well as other incentive pay.

The Company has registered with the SEC on a Registration Statement on Form S-8 the common shares currently issuable under our Stock Option Plan. If the Amendment is approved by shareholders, the Board intends to cause the additional common shares that will become available for issuance under our Stock Option Plan to be registered on a Registration Statement on Form S-8 to be filed with the SEC at the Company’s expense prior to the issuance of any such additional common shares.

Summary of the Stock Option Plan

Overview

The following is a summary of the material terms of the Stock Option Plan as recently amended by the Board of Directors and after giving effect to the proposed amendment. The following does not purport to be a complete description of our Stock Option Plan and is qualified in its entirety by reference to the full text of our Stock Option Plan attached as Appendix A to this Proxy Statement, which gives effect to the proposed amendment and is marked to show changes from our Stock Option Plan as currently in effect, as adjusted for the three-for-one stock split of the common shares that occurred on April 24, 2008. Capitalized terms not defined in this summary have the meaning ascribed to them under our Stock Option Plan. The following should be read in conjunction with the discussion of our Stock Option Policy and Stock Option Plan under “Tabular Executive Compensation Disclosure — Stock Option — Stock Option Policy” on page 56, including the general description of the provisions governing vesting of outstanding stock options.

Administration

The Stock Option Plan is administered by the Compensation Committee. The Compensation Committee (or in the case of any proposed option grant to a member of the Compensation Committee, the Board of Directors) may grant options to any Eligible Person as it deems appropriate. The Compensation Committee must be comprised solely of at least three individuals who are non-employee directors within the meaning of Rule 16b-3 and outside directors within the meaning of Section 162(m) of the Code.

Types of stock options

Two types of stock options may be granted under the Stock Option Plan: incentive stock options (“ISOs”) intended to meet all the requirements of an “Incentive Stock Option” as defined in Section 422 of the Code; and nonqualified stock options (“NSOs”). Generally, a stock option gives the holder an opportunity to buy the Company’s shares at a specified price for a specified period of time. ISOs provide special tax benefits to U.S. taxpayers if the shares acquired upon exercise of the option are held for the time periods required by the Code. See “— United States Federal Income Tax Consequences.”

Number of shares and exercise price

The price per share at which such option is exercisable are determined by the Compensation Committee or the CEO, as applicable, by reference to the fair market price(s) of common shares on the primary Stock Exchange for which most trading of the common shares occurs, generally by reference to the closing market price of the common shares. The number of shares that may be purchased pursuant to exercise of each option and the price per share at which such option is exercisable are set forth in the Option Agreement.

Eligibility

NSOs may be granted under the Stock Option Plan to employees, directors and officers of the Company or its subsidiaries, to any individual employed by a person providing management services to the Company or to any other person as the Compensation Committee from time to time selects. ISOs may be granted only to officers and other employees of the Company or its subsidiaries selected by the Compensation Committee.

Section 162(m) limitation for options

No person may be granted an option or options for more than 500,000 common shares (approximately 0.47% of the Company’s total issued and outstanding shares as of March 24, 2016) in the aggregate in any calendar year.

Vesting

Options granted under our Stock Option Plan are subject to vesting conditions imposed by the Compensation Committee as set out in the relevant option agreements. The option term will not exceed the shorter of (i) ten years from the grant date and (ii) the longest term permitted under applicable rules and regulations to which the Company is subject. To ensure that the Company will achieve the purpose and receive the benefits contemplated in the Stock Option Plan, the Compensation Committee establishes in each option agreement the time at which or the installments in which the option will vest or become exercisable.

Grant date and expiration of options

The “grant date” for options awarded under the Stock Option Plan is the date that the Compensation Committee adopted the granting resolution, or such later date provided in such resolution designated as the grant date. Each option will expire on the date specified in the option agreement evidencing the option; provided, that such date may not be later than the earlier of (i) the date which is the tenth anniversary of the grant date (except, in the case of any option that is not intended to be an ISO, where such tenth anniversary falls within, or within five business days after, the end of a “blackout period”, in which case the relevant date will be extended to the fifth business day after the end of such blackout period) and (ii) the latest date permitted under applicable rules and regulations of the applicable regulatory authorities and stock exchanges. Any unexercised options held by an employee of the Company or other person providing services to the Company remain exercisable after the termination of employment with or provision of services to the Company for the period approved by the Compensation Committee and set out in the Option Agreement. Unless otherwise approved by the Compensation Committee and set out in the option agreement, options exercisable but not exercised at the time of an optionee’s death will remain exercisable by such deceased optionee’s legal representative for 180 days following the optionee’s death, but in no event later than the remaining term of the option. To qualify for ISO tax treatment, an ISO option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such option must be exercised within one year after such termination.

Exercise of options

To the extent that the right to purchase shares has accrued thereunder, each option may be exercised at any time in whole or in part in accordance with its terms. The Compensation Committee may in its discretion incorporate into any option agreement terms which will, notwithstanding the time or time specified in such option agreement for the exercise of the option granted thereunder, allow the optionholder to elect to purchase all or any of the common shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionholder to exercise the option in respect of such shares; provided, that, after giving effect to the proposed amendment, notwithstanding any such terms that may be incorporated into an option agreement, in the event of a proposed change of control, the Compensation Committee may, in connection with such proposed change of control, only accelerate the vesting of any unvested options as discussed under “— Effect of mergers, amalgamations, arrangements and similar transactions”.

The purchase price of common shares to be purchased upon exercise of an option must be paid in full upon such exercise by payment in cash or by check. The Compensation Committee may also permit payment of the exercise price by such other methods of payment as the Compensation Committee may deem advisable and appropriate.

During an optionee’s lifetime, any options granted under the Stock Option Plan are personal to the optionee and are exercisable solely by the optionee or, in the event the optionee becomes incapable by reasons of mental or physical infirmity to manage his or her affairs, by his or her duly appointed representative.

Termination of employment

The circumstances under which an option will be exercisable in the event the optionee ceases to be employed by or to provide services to the Company or one of its subsidiaries are determined by the Compensation Committee and set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time.

Transferability

No option will be assignable or otherwise transferable by the optionee other than by will or in accordance with the applicable laws of descent and distribution. During the optionee’s lifetime, an option may be exercised only by the optionee (or, in the event the optionee becomes incapable by reason of mental or physical infirmity to manage his or her affairs, by his or her duly appointed representative).

Our Stock Option Plan also contains certain provisions that may restrict the transferability of any common shares acquired on the exercise of any option in order to ensure compliance with applicable laws and regulations.

Effect of stock splits and distributions of securities

In the event of any stock dividend, stock split or similar change in our common shares, the number and price per share of common shares covered by unexercised options will be proportionately adjusted.

In the event of any distribution of certain rights or securities to all or substantially all the holders of our common shares, the number and price per share of shares covered by unexercised options will be adjusted as set forth in the Stock Option Plan.

Effect of mergers, amalgamations, arrangements and similar transactions

In event of a capital reorganization, reclassification or change of the common shares, a consolidation, merger, amalgamation, arrangement or other form of corporate reorganization or combination of the Company with another corporation, or a sale, lease or exchange of all or substantially all of the assets of the Company (or, if the Company is not the successor in such transaction, the successor or its parent company), the optionee will receive, upon exercise of an option, the kind and amount of shares or other securities or assets that one common share is exchanged for, reorganized or reclassified into or entitled to as a result of such event.

Prior to giving effect to the proposed amendment, the Compensation Committee may determine, in its sole discretion, the manner in which all unexercised options under the Stock Option Plan will be treated, including accelerating the time for exercising the options and the time for fulfillment of any conditions or restrictions on such exercise, upon the occurrence of an event described in the preceding sentence. In addition, the preceding sentence does not address, prior to giving effect to the proposed amendment, a transaction in which the Company is not the successor.

After giving effect to the proposed amendment, the Compensation Committee may, as it deems necessary or equitable in its sole discretion, determine in the event of a proposed “change of control” that the vesting of any option granted under our Stock Option Plan be accelerated:

•	in the event that the optionholder’s employment with the Company or its subsidiaries is terminated (i) by the Company or its subsidiaries, other than for “cause”, upon the proposed change of control or within two years following the change of control or (ii) by the optionholder for “good reason” upon the change of control or within one year following the change of control; or
•	as required by the terms of any agreement between the Company and any optionholder dated on or prior to February 29, 2016, as such agreement is in effect on February 29, 2016.

After giving effect to the proposed amendment, “change of control” means:

•	the acquisition by any persons acting jointly or in concert (as determined by the Securities Act (British Columbia)), whether directly or indirectly, of voting securities of the Company that, together with all other voting securities of the Company held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Company;
•	an amalgamation, arrangement or other form of business combination of the Company with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination or, if such corporation is a subsidiary of another corporation, the parent of such corporation; or
•	the sale, lease or exchange of all or substantially all of the property of the Company to another person, other than in the ordinary course of business of the Company or to a Related Entity.

Prior to giving effect to the proposed amendment, the Board may, in its sole discretion, deem a transaction to be a change of control for purposes of the Stock Option Plan.

For purposes of our Stock Option Plan, “cause”, notwithstanding the terms of any agreement between the Company or a subsidiary and any optionholder, unless otherwise defined in the applicable option agreement in respect of any Option granted or awarded to any optionholder, means the wilful and continued failure by an optionholder to substantially perform, or otherwise properly carry out, the optionholder’s duties on behalf of the Company or a subsidiary, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Company or any applicable subsidiary (other than any such failure resulting from the optionholder’s disability or incapacity due to physical or mental illness), or the optionholder wilfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Company or a subsidiary, or which may have the effect of materially injuring the reputation, business or business relationships of the Company or a subsidiary, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of an optionholder will be considered “wilful” unless done, or omitted to be done, by the optionholder in bad faith and without reasonable belief that the optionholder’s action or omissions were in, or not opposed to, the best interests of the Company and its subsidiaries.

For purposes of our Stock Option Plan, “good reason” means a material adverse change by the Company or a subsidiary to an optionholder’s position, authority, duties, responsibilities or compensation, excluding an isolated or inadvertent action not taken in bad faith and which is remedied by the Company or subsidiary promptly after receipt of written notice given by the optionholder.

Shares subject to our Stock Option Plan

Prior to giving effect to the proposed amendment, the number of common shares available for issuance under our Stock Option Plan, subject to adjustment from time to time as provided in our Stock Option Plan, is

10,200,000. Upon the expiry or termination of an option which has not been exercised in full, the number of common shares reserved for issuance under that option but which have not been issued will become available for subsequent issuance under our Stock Option Plan. The number of common shares issuable to “insiders” pursuant to our Stock Option Plan and any other securities based compensation arrangement cannot exceed 10% of the issued and outstanding common shares.

Termination

Our Stock Option Plan provides that the Compensation Committee has the right to suspend, amend or terminate the Stock Option Plan without approval of optionees or shareholders (provided that no such suspension, amendment or termination will materially prejudice the rights of any optionee under any previously granted option without the consent or deemed consent of such optionee), including, without limitation:

•	to avoid any additional tax on optionees under Section 409A of the Code or other applicable tax legislation;
•	to change the eligibility for and limitations on participation in the Stock Option Plan (other than participation by non-executive directors in the Stock Option Plan);
•	to make any addition to, deletion from or alteration of the provisions of the Stock Option Plan that are necessary to comply with applicable law or the requirements of any regulatory authority or stock exchange;
•	to make any amendment of a typographical, grammatical, administrative or clerical nature, or clarification correcting or rectifying any ambiguity, defective provision, error or omission in the Stock Option Plan; and
•	to change the provisions relating to the administration of the Stock Option Plan or the manner of exercise of the options, including (i) changing or adding any form of financial assistance provided by the Company to the participants that would facilitate purchase of common shares under the Stock Option Plan and (ii) adding provisions relating to a cashless exercise (which will provide for a full deduction of the underlying common shares from the maximum number reserved under the Stock Option Plan for issuance).

Amendments to the Stock Option Plan

The following amendments to our Stock Option Plan can only be made with shareholder approval:

•	any increase in the maximum number of common shares that may be issued pursuant to the exercise of options granted under the Stock Option Plan;
•	any reduction in exercise price or cancellation and reissue of options;
•	any amendment that extends the term of an option beyond the original expiry date;
•	any amendment to “Eligible Participants” that may permit the introduction or reintroduction of non-executive directors as participants on a discretionary basis, if at any time, the Stock Option Plan is further amended to exclude participation by non-executive directors;
•	any amendment that increases limits previously imposed on non-executive director participation;
•	any amendment that would permit equity based awards granted under the Stock Option Plan to be transferable or assignable other than for normal estate settlement purposes;
•	any amendment to increase the maximum number of securities that may be issued to insiders of the Company within any one year period or issuable to insiders of the Company at any time under the Stock Option Plan, or when combined with all of the Company’s other security based compensation arrangements, which could exceed 10% of the total issued and outstanding common shares of the Company;
•	any amendment to change the maximum limit on the number of options that may be issued to any eligible person in the aggregate in any calendar year;

•	any addition of provisions relating to a cashless exercise (other than a surrender of options for cash) that does not provide for a full deduction of the underlying common shares from the maximum number reserved for issuance under the Stock Option Plan; and
•	any amendment to the amending provisions of the Stock Option Plan.

United States Federal Income Tax Consequences

The following summary of U.S. federal income tax considerations applies to participants in the Stock Option Plan who are either residents of the U.S., as defined in the Code and the Canada-United States Income Tax Convention (the “Convention”), or citizens of the United States (together, with residents of the U.S., “U.S. Participants”). The following description is intended merely to provide basic information with respect to the U.S. federal income tax consequences of the receipt, holding and exercise of stock options by U.S. Participants.

The foreign earned income exclusion provisions or the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant, and U.S. Participants should consult with their own tax advisor regarding these provisions. Optionees who are not U.S. Participants but who perform services within the U.S. may also be subject to U.S. federal income tax under complex provisions of the Code and the Convention, and such individuals should consult with their own tax advisors regarding these provisions.

It is intended that options awarded under the Stock Option Plan will be exempt from Section 409A of the Code and the plan will be construed and administered accordingly. However the Company cannot guarantee that options will be exempt and if options are subject to Section 409A (for example if an option were granted with an exercise price less than the fair market value of common shares on the grant date) different tax treatment would result, the participant could be subject to adverse tax consequences, and the Company could have additional reporting obligations.

Option grants

Under present law and regulations, it is expected that no income will be recognized by an optionee upon the grant or vesting of stock options.

Exercise of nonqualified stock options

On the exercise of an NSO, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. Upon a later sale of those shares, the optionee will have gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. If, as usually is the case, the common stock is a capital asset in the hands of the optionee, the gain will be capital gain. Any capital gain will be taxed at long term rates is the common stock is held for more than 12 months. If payment of the exercise price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares’ holding period will begin on the day after the exercise date.

The same NSO tax consequences described above also apply to an ISO that is exercised more than three months after the optionee’s termination of employment (or more than 12 months thereafter in the case of permanent and total disability, as defined in the Code).

Exercise of Incentive Stock Options

Upon the exercise of an ISO during employment or within three months after the optionee’s termination of employment (12 months in the case of permanent and total disability, as defined in the Code), for regular tax purposes the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time). If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the option and (b) two years from the grant date of the option, the difference between the amount realized by the optionee on that sale or exchange and the exercise price will be taxed to the optionee as a long-term capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess, on the date of exercise of the option, of the fair market value of the shares received over the exercise price (or generally, if less, the excess of the amount realized on the sale of the shares over the exercise price), and the optionee will have capital gain or loss, long-term or short-term, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the exercise price increased by the amount of ordinary income, if any, so recognized by the optionee.

U.S. tax withholding

The Company may require an optionee who is subject to U.S. taxation to pay to the Company any applicable U.S. withholding tax with respect to the exercise of an option. The withholding tax must be paid in cash, unless the Compensation Committee permits the optionee to satisfy such obligations in some other manner. The Company may withhold from any common shares issuable pursuant to an option or from any cash amounts otherwise due from the Company an amount equal to such withholding taxes.

Income tax deduction

The Company will be allowed an income tax deduction in the amount that, and for the taxable year in which, the optionee recognizes ordinary income, to the extent such amount satisfies the rules concerning deductibility of compensation, including Section 162(m) of the Code. Section 162(m) imposes a $1,000,000 annual limitation (per person) on the amount of compensation expense that may be deducted by the Company for U.S. federal income tax purposes with respect to compensation paid to certain officers of the Company. If the proposed amendment is approved, the Company expects that options granted under the Stock Option Plan will qualify as performance-based compensation to be exempt from the Section 162(m) on corporate deductions. However, there is no guarantee that options will so qualify, and the Company may be subject to limitations on its compensation expense deduction under Section 162(m) with respect to options (as well as other incentive pay).

Special rules for executive officers subject to Section 16 of the Exchange Act

If an officer subject to Section 16 of the Exchange Act acquires shares of common stock in a transaction that was not exempt from Section 16(b) (i.e., the “short-swing profit” provision) within six months prior to the exercise of the option, in certain circumstances the common shares received upon such exercise may be treated as restricted property for purposes of Section 83 of the Code. In these limited circumstances, the Section 16 officer may be deemed to have received the common shares pursuant to the exercise of the option on the date six months after the non-exempt acquisition of shares outside the Stock Option Plan, and the Section 16 officer will recognize (and be taxed on) ordinary income as of such date, rather than as of the date of exercise. However, Section 83(b) of the Code allows such an individual to elect to recognize ordinary income as of the date the common shares are received pursuant to the exercise of the option, without regard to Section 16(b) restrictions, by filing a timely election in the manner specified in Section 83(b) within 30 days after the date the shares are received.

General

The foregoing is only a brief summary of the applicable material United States federal income tax laws and regulations and should not be relied upon as a complete statement of such laws and regulations. It does not address all possible tax aspects of transactions that may arise under the Stock Option Plan. Further tax consequences will arise as a result of owning common shares issuable upon exercise of options. The tax laws and regulations are complex and are subject to legislative changes. In addition, circumstances particular to certain individuals may change the usual income tax results. State and local income taxes may also be applicable. If a participant is a resident of or is employed in a country other than the United States, such participant may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of U.S. federal income taxes. For the foregoing reasons, it is important that a participant consult a tax advisor as to the income tax consequences of any particular transaction.

New Plan Benefits

All awards to officers, employees and consultants, or any other persons as approved by the Compensation Committee, are made at the discretion of the Compensation Committee. Accordingly, the benefits and amounts that will be received or allocated to such persons under the amendment and restatement of our Stock Option Plan are not determinable at this time.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass the following ordinary resolution approving the amendment and restatement of our Stock Option Plan that increases the number of common shares authorized and reserved for issuance thereunder by 3,500,000 common shares:

“BE IT RESOLVED THAT:

1.	The stock option plan of the Company, originally adopted on July 30, 1997 (as amended, the “Stock Option Plan”), be and is hereby amended and restated in the form attached as Appendix A to the Proxy Statement to increase the maximum number of common shares authorized for issuance thereunder from 10,200,000 to 13,700,000 common shares, add a limitation on the maximum number of stock options that may be granted to any eligible person in the aggregate in any calendar year; and requires that the Stock Option Plan be administered by a committee of “outside directors” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended; and
2.	Any one director or officer of the Company be and is hereby authorized and directed, for and on behalf of the Company, to do or to cause to be done all such acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing resolution and to give effect to the amendment to the Stock Option Plan, including without limitation making appropriate application to and filings with the Toronto Stock Exchange and New York Stock Exchange to, inter alia, list the increase in the number of shares as necessary, and executing and delivering such other documents as may be necessary or desirable, such determination to be conclusively evidenced by the taking of any such actions by such director or officer.”

The Board recommends that shareholders vote “FOR” the amendment and restatement of our Stock Option Plan.

Proposal Six: Approval of the Senior Executive Performance Share Unit Plan

Overview

The Board approved and adopted the 2015 PSU Plans in March 2015. We are asking our shareholders to pass an ordinary resolution to approve the Senior Executive PSU Plan, under which an aggregate maximum of 1,000,000 of our common shares will be available for issuance under the 2015 PSU Plans and an unlimited number of our common shares may be delivered pursuant to open market purchases, as payment for performance share units to a select group of employees.

A PSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. No awards other than PSUs will be available for issuance under the Senior Executive PSU Plan.

Shareholder approval of the Senior Executive PSU Plan is not required for the award of PSUs under the plan or for the settlement of such awards in cash. However, under the rules of the NYSE and/or the TSX and the terms of the plan, the Company may not issue or deliver common shares in settlement of PSUs granted under the plan absent shareholder approval. If a majority of shareholders voting at the Meeting do not vote in favor of this proposal, then the Company will not issue or deliver any common shares under the Senior Executive PSU Plan but will pay vested PSUs in cash.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to 1,000,000 common shares issuable under the 2015 PSU Plans and 500,000 common shares deliverable pursuant to open market purchases under such plans. The closing price for the common shares as reported on the NYSE on March 24, 2016 was $25.71.

Summary of the Senior Executive Performance Share Unit Plan

The following is a summary of the material terms of the Senior Executive PSU Plan. The following does not purport to be a complete description of the Senior Executive PSU Plan and is qualified in its entirety by reference to the full text of the Senior Executive PSU Plan attached as Appendix B to this Proxy Statement. The following should also be read in conjunction our summary of PSUs granted under the 2015 PSU Plans under “Tabular Executive Compensation Disclosure — PSU Plans and RSU Plans — 2015 PSU awards under the 2015 PSU Plans” on page 54, including the description of the vesting of such PSUs.

Eligibility

The Senior Executive PSU Plan provides for the grant or award of PSUs which entitle participants, following vesting of the PSUs, to payment either in the form of common shares or cash to any person designated by the Board or by the Compensation Committee who is an employee of the Company or any affiliate of the Company.

Number of authorized shares

The aggregate number of common shares that may be issued pursuant to the Senior Executive PSU Plan and the Employee PSU Plan is 1,000,000 common shares (representing approximately 0.95% of the issued and outstanding common shares as of March 24, 2016). The Senior Executive PSU Plan does not limit the number of common shares that may be delivered pursuant to open market purchases under the plan.

Administration

Unless otherwise determined by the Board the Senior Executive PSU Plan will be administered by the Compensation Committee.

Type of award

The Board or the Compensation Committee may grant PSUs under the Senior Executive PSU Plan that will, at the election of the Compensation Committee, following vesting, entitle the recipient to: (i) a specified amount of cash, net of all applicable withholding taxes; (ii) subject to shareholder approval of this proposal and compliance with applicable stock exchange rules, a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares; or (iii) subject to shareholder approval of this proposal, a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares on behalf of participants; provided that this method of settlement is not available for any officer or director subject to Section 16 of the Exchange Act. The payment to be received, or applied to the purchase or issuance of common shares, is based on the number of vested PSUs (which will depend on the extent to which the applicable performance criteria are met) multiplied by the fair market value of one common share as at the date of vesting. Where the payment, net of applicable withholding taxes, is to be applied to the issuance of common shares, the common shares to be issued are to be issued at an issue price equal to the fair market value of one common share as at the date of vesting. The foregoing is subject to provisions of the plan which may result, if the participant or the Company may be in possession of undisclosed material information, or the ability to trade in securities of the Company may be restricted under any insider or securities trading policy, in the fair market value of common shares instead being determined as at a subsequent date where that is no longer the case. In February 2016 the Compensation Committee determined that, except in the case of PSUs granted under the 2015 PSU Plans that are permitted to be satisfied, and that the Compensation Committee has elected to satisfy, through open market purchases of common shares, the calculation of the amount to be paid and the timing of payment of all PSUs that vest under the 2015 PSU Plans, whether or not such awards have been granted prior to the date of these resolutions, shall be made as if no person was in possession of undisclosed material information and no person was restricted from trading in securities. Each award or grant of PSUs will be evidenced by a written agreement between the Company and the participant or a letter issued by the Company to a participant.

Whenever a dividend is paid on the Company’s common shares, additional PSUs will be credited to a participant’s account. The number of such additional PSUs will be calculated by dividing the dividend that would have been paid to the participant if the participant’s PSUs as at the record date for the dividend had been common shares, whether vested or not vested, by the fair market value of a common share on the date on which the dividend is paid, with fractional PSUs calculated and rounded to two decimal places.

The Senior Executive PSU Plan does not contemplate any financial assistance being provided to participants.

Terms of PSU grants

Unless otherwise determined by the Compensation Committee, the PSUs granted to a participant will vest at the time and in the manner determined by the Board or the Compensation Committee at the time of the award or grant and as set out in the grant agreement or grant letter evidencing the award.

Subject to the right of a participant to designate beneficiaries entitled to receive benefits under the Senior Executive PSU Plan following the death of the participant, PSUs are not assignable or transferable by a participant other than by will or the laws of descent and distribution.

PSUs that fail to vest in accordance with the Senior Executive PSU Plan will be cancelled as of the date of the failure to vest. Upon failure to vest, the participant will have no further right, title or interest in or to such PSUs.

Adjustment of common shares subject to the Senior Executive PSU Plan

In the event of any share dividend, subdivision or consolidation of the Company’s common shares, reclassification or conversion of the Company’s common shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off or other distribution of the Company’s assets to shareholders which the Compensation Committee determines affects the common shares such that an adjustment is appropriate to prevent dilution or enlargement of participants’ rights under the Senior Executive PSU Plan, then, subject to any relevant resolutions of the Board, the Compensation Committee may, in its discretion, make adjustments as it deems appropriate to preserve proportionately the interests of participants as a result of the change.

Limitations with respect to grants

In addition to the limits on the aggregate number of common shares that may be issued pursuant to the Senior Executive PSU Plan and the Employee PSU Plan, the number of common shares issuable to insiders pursuant to the plan and any of the Company’s other securities compensation arrangements (including the Employee PSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares, and the number of common shares issued to insiders within any one year period under the plan and any of the Company’s other securities compensation arrangements (including the Employee PSU Plan) may not exceed 10% of the Company’s issued and outstanding common shares. For these purposes, “insiders” has the meaning given to that term in the Securities Act (Ontario) who are “reporting insiders” under applicable Canadian securities laws and includes directors and certain officers of the Company, significant shareholders, associates and affiliates. The plan does not provide for a maximum number of shares that may be issued or delivered to an individual pursuant to the plan or any other share compensation arrangement (expressed as a percentage or otherwise).

Cessation

Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:

•	without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;
•	for cause, unvested PSUs will not vest and be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and be forfeited;
•	as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and
•	upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be payable by a lump sum cash payment, net of applicable tax withholding.

Consequences of a change of control

If a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Senior Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.

For purposes of the Senior Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:

•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or
•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

Amendment and termination of the plan

Subject to certain restrictions, the Board or the Compensation Committee, may, from time to time, amend, suspend or terminate the Senior Executive PSU Plan without the consent or approval of any participant and, except as described below, without the consent or approval of the Company’s shareholders. Nonetheless, unless required by applicable laws, no amendment may adversely affect the rights of any participant at the time of the amendment with respect to PSUs credited to such participant’s PSU account without the consent of the participant. Upon shareholder approval of the Senior Executive PSU Plan, shareholder approval will be required for any amendment of the Senior Executive PSU Plan to:

•	reduce the issue or purchase price of common shares issuable under the plan;
•	extend the term of any PSU held under the plan where the PSUs entitle or potentially entitle the holder to be issued common shares from treasury under the plan;
•	amend or remove the limits on the amount of grants to insiders contained in the plan;
•	increase the maximum number of common shares issuable under the plan;
•	permit non-employee directors to participate in the plan and be entitled or potentially entitled to be issued common shares from treasury under the plan;
•	permit assignment or transfer of rights or interests under the plan to be entitled or potentially entitled to be issued common shares from treasury under the plan;
•	amend the provisions specifying which amendments require shareholder approval; or
•	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the common shares may be listed or posted for trading.

New Plan Benefits

On March 9, 2015, the Board approved the Senior Executive PSU Plan and the grant of the PSU awards reported under “2015 Awards” in the table below (the “2015 Senior Executive PSU Awards”). The performance factors, targets and weighting applicable to the 2015 Senior Executive PSU Awards are described under “Compensation Discussion and Analysis — Elements of Executive Compensation — Performance Share Unit Plans — 2015 PSU awards” on page 45. On March 2, 2016 the Compensation Committee approved the grant of the PSU awards reported under “2016 Awards” in the table below (the “2016 Senior Executive PSU Awards”). The performance factors, targets and weighting applicable to the 2016 Senior Executive PSU Awards are the same as for the 2015 Senior Executive PSU Awards, except that the target for RONA growth is 25.8% and the target earnings CAGR is 12%. The table below sets forth, as of March 7, 2016, the 2015 Senior Executive PSU Awards, PSUs credited as dividend equivalents and 2016 Senior Executive PSU Awards for the NEOs and for all of the Company’s executive officers as a group.

	Number of PSUs
Name and Position	2015 Awards	Dividend Equivalents(1)	2016 Awards	Total
Ravi K. Saligram Chief Executive Officer	48,695	835	53,903	103,433
Sharon Driscoll Chief Financial Officer	10,473	129	8,755	19,357
Robert A. McLeod Chief Business Development Officer	5,449	93	5,969	11,511
Jim Barr New Channels & Services and Chief Insights Officer	14,725	253	16,602	31,580
Karl Werner Chief Operations Support & Development Officer	6,623	114	7,870	14,607
Todd Wohler Chief Human Resources Officer	8,812	151	8,517	17,480
Executive group (13 individuals)	119,017	1,991	136,095	257,103

(1)	Reflects accrued dividend equivalent PSUs in respect of the PSUs for the 2015 Senior Executive PSU Awards.

If shareholders approve the Senior Executive PSU Plan, upon vesting of the 2015 Senior Executive PSU Awards, the Company may pay such vested PSUs via (i) a specified amount of cash, net of all applicable withholding taxes; (ii) subject to compliance with applicable stock exchange rules, a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares on behalf of participants; provided that this method of settlement is not available for any officer or director subject to Section 16 of the Exchange Act. If shareholders do not approve the Senior Executive PSU Plan, then the vested PSUs will be paid under (i) above.

As at the date of this Proxy Statement, the 2015 Senior Executive PSU Awards and the 2016 Senior Executive PSU Awards are the only PSUs granted by the Company under the Senior Executive PSU Plan that (subject to shareholder approval of the 2015 Senior Executive PSU Plan including the issuance or delivery of common shares thereunder) may be satisfied by the issuance or delivery of common shares. The number of those PSUs eligible for vesting will depend on actual performance results compared to minimum, target and maximum amounts for the applicable performance criteria or factors, and, under the terms of the outstanding awards of PSUs granted under the Senior Executive PSU Plan, the applicable participants may potentially earn between 0% and 200% of the target number of PSUs granted (and dividend equivalent PSUs that may be credited thereon). In addition, the number of common shares to be issued or delivered following vesting will reflect that entitlement to payment in respect of vested PSUs will be net of all applicable withholding taxes. As a result, the number of common shares that may be issued or delivered following vesting of the 2015 Senior Executive PSUs or 2016 Senior Executive PSUs, and the dollar value of such common shares, cannot be determined at this time, and future grants of PSUs under the Senior Executive PSU Plan are indeterminable. However, the number of shares that may be issued from treasury, together with common shares that may be issued from treasury upon vesting of PSUs granted under the Employee PSU Plan, cannot exceed the 1,000,000 aggregate maximum number of common shares that may be issued under the 2015 PSU Plans.

The Senior Executive PSU Plan provides that no common shares shall be issued or delivered pursuant to the plan unless (i) the plan, including the provisions permitting the Company to issue or deliver common shares under the plan, has been approved by shareholders of the Company and (ii) the number of common shares to be issued from treasury will not contravene the restrictions referred to under “Number of authorized shares” and “Limitations with respect to grants”, each under “Proposal Six: Approval of the Senior Executive Performance Share Unit Plan — Summary of the Senior Executive Performance Share Unit Plan”.

As a result, unless the Senior Executive PSU Plan, including the provisions permitting the Company to issue or deliver common shares, is approved by the shareholders, all PSUs granted under the plan, including the 2015 Senior Executive PSU Awards and 2016 Senior Executive PSUs, will be settled in cash following vesting.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the Senior Executive PSU Plan, including the provisions permitting the Company to issue or deliver common shares under the plan:

“RESOLVED, as an ordinary resolution, that:

1.	The Senior Executive Performance Share Unit Plan of the Company adopted by the Board of Directors of the Company on March 9, 2015, as described in the Proxy Statement and in the form attached as Appendix B thereto, including the provisions of that plan permitting the Company to issue or deliver common shares of the Company under the plan, are hereby ratified, confirmed and approved.
2.	The issuance or delivery of common shares of the Company under the Senior Executive Preferred Share Unit Plan of the Company upon vesting of the “2015 Senior Executive PSU Awards” and “2016 Senior Executive PSU Awards” referred to in the Proxy Statement are hereby ratified, confirmed and approved.
3.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the Senior Executive PSU Plan.

Proposal Seven: Approval of the Employee Performance Share Unit Plan

Overview

The Board approved and adopted the Employee PSU Plan in March 2015. We are asking our shareholders to pass an ordinary resolution to approve the Employee PSU Plan, under which an aggregate maximum of 1,000,000 of our common shares will be available for issuance under the 2015 PSU Plans collectively, and an unlimited number of our common shares may be delivered pursuant to open market purchases, as payment for performance share units to a select group of employees.

A PSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. No awards other than PSUs will be available for issuance under the Employee PSU Plan.

Shareholder approval of the Employee PSU Plan is not required for the award of PSUs under the plan or for the settlement of such awards in cash. However, under the rules of the NYSE and/or the TSX and the terms of the plan, the Company may not issue or deliver common shares in settlement of PSUs granted under the plan absent shareholder approval. If a majority of shareholders voting at the Meeting do not vote in favor of this proposal, then the Company will not issue or deliver any common shares under the Employee PSU Plan but will pay vested PSUs in cash.

The Company has registered with the SEC on a Registration Statement on Form S-8 up to 1,000,000 common shares issuable under the 2015 PSU Plans and 500,000 common shares deliverable pursuant to open market purchases under such plans. The closing price for the common shares as reported on the NYSE on March 24, 2016 was $25.71.

Summary of the Employee Performance Share Unit Plan

The Employee PSU Plan contains substantially the same terms as the Senior Executive PSU Plan described under “Proposal Six: Approval of the Senior Executive Performance Share Unit Plan — Summary of the Senior Executive Performance Share Unit Plan” on page 84, except the Employee PSU Plan does not provide for vesting of PSUs upon a change of control. Such summary, as it applies to the Employee PSU Plan, is qualified in its entirety by reference to the full text of the Employee PSU Plan attached as Appendix C to this Proxy Statement.

New Plan Benefits

On March 9, 2015, the Board approved the Employee PSU Plan and the grant of the PSU awards reported in the table below under “2015 Awards” (the “2015 Employee PSU Awards”). The performance factors, targets and weighting applicable to the 2015 Employee PSU Awards are described under “Compensation Discussion and Analysis — Elements of Executive Compensation — 2015 PSU awards” on page 45. On March 2, 2016 the Compensation Committee approved the grant of the PSU awards reported under “2016 Awards” in the table below (the “2016 Employee PSU Awards”). The performance factors, targets and weighting factors applicable to the 2016 Employees PSU Awards are the same as for the 2015 Employee PSU Awards except that the target for the RONA growth is 25.8% and the target earnings CAGR is 12%. The table below reports the number of the 2015 Employee PSU Awards, PSUs credited as dividend equivalents and 2016 Employee PSU Awards for the Company’s non-executive officer employees as a group as of March 7, 2016:

	Number of PSUs
Name and Position	2015 Awards	Dividend Equivalents(1)	2016 Awards	Total
Non-executive officer employees as a group	76,165	1,307	105,617	183,089

(1)	Reflects accrued dividend equivalent PSUs on the 2015 Employee PSU Awards.

If shareholders approve the Employee PSU Plan, upon vesting of the 2015 Employee PSU Awards and 2016 Employee PSU Awards, the Company may pay such vested PSUs via (i) subject to certain exceptions, a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares on behalf of participants; (ii) a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares; or (iii) a specified amount of cash, net of all applicable withholding taxes. If shareholders do not approve the Employee PSU Plan, then the vested PSUs will be paid under (iii) above.

As at the date of this Proxy Statement, the 2015 Employee PSU Awards and 2016 Employee PSU Awards are the only PSUs granted by the Company under the Employee PSU Plan that (subject to shareholder approval of the Employee PSU Plan, including the issuance or delivery of common shares thereunder) may be satisfied by the issuance or delivery of common shares. The number of those PSUs eligible for vesting will depend on actual performance results compared to minimum, target and maximum amounts for the applicable performance criteria or factors, and, under the terms of the outstanding awards of PSUs granted under the Employee PSU Plan, the applicable participants may potentially earn between 0% and 200% of the target number of PSUs granted (and dividend equivalent PSUs that may be credited thereon). In addition, the number of common shares to be issued or delivered following vesting will reflect that entitlement to payment in respect of vested PSUs will be net of all applicable withholding taxes. As a result, the number of common shares that may be issued or delivered following vesting of the 2015 Employee PSU and 2016 Employee PSU Awards, and the dollar value of such common shares, cannot be determined at this time, and future grants of PSUs under the Employee PSU Plan are indeterminable. However, the number of shares that may be issued from treasury, together with common shares that may be issued from treasury upon vesting of PSUs granted under the Senior Executive PSU Plan, cannot exceed the 1,000,000 aggregate maximum number of common shares that may be issued under the 2015 PSU Plans.

The Employee PSU Plan provides that no common shares shall be issued or delivered pursuant to the plan unless (i) the plan, including the provisions permitting the Company to issue or deliver common shares under the plan, has been approved by shareholders of the Company and (ii) the number of common shares to be issued from treasury will not contravene the restrictions referred to under “Number of authorized shares” and “Limitations with respect to grants”, each under “Proposal Six: Approval of the Senior Executive Performance Share Unit Plan — Summary of the Senior Executive Performance Share Unit Plan”.

As a result, unless the Employee PSU Plan, including the provisions permitting the Company to issue or deliver common shares, is approved by the shareholders, all PSUs granted under the plan, including the 2015 Employee PSU Awards and 2016 Employee PSU Awards, will be settled in cash following vesting.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution ratifying, confirming and approving the Employee PSU Plan, including the provisions permitting the Company to issue or deliver common shares under the plan:

“RESOLVED, as an ordinary resolution, that:

1.	The Employee Performance Share Unit Plan of the Company adopted by the Board of Directors of the Company on March 9, 2015, as described in the Proxy Statement and in the form attached as Appendix C thereto, including the provisions of that plan permitting the Company to issue or deliver common shares of the Company under the plan, are hereby ratified, confirmed and approved.
2.	The issuance or delivery of common shares of the Company under the Employee Preferred Share Unit Plan of the Company upon vesting of the “2015 Employee PSU Awards” and “2016 Employee PSU Awards” referred to in the Proxy Statement are hereby ratified, confirmed and approved.
3.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends a vote “FOR” the ordinary resolution ratifying, confirming and approving the Employee PSU Plan.

Proposal Eight: Approval of the Amended 1999 Employee Stock Purchase Plan

Overview

The 1999 Employee Stock Purchase Plan was initially adopted by the Board of Directors on February 1, 1999, and was amended by the Board of Directors on May 5, 2015. We are seeking shareholder approval of the 1999 Employee Stock Purchase Plan, as amended, in order to comply with the NYSE’s requirements for shareholder approval of equity compensation plans, which require that we obtain such approval, or terminate the ESPP, no later than June 30, 2016. If shareholders do not approve this proposal, then we will terminate the ESPP on or before June 30, 2016.

The closing price for the common shares as reported on the NYSE on March 24, 2016 was $25.71.

Summary of the Amended 1999 Employee Stock Purchase Plan

The following is a summary of the material terms of the ESPP. The following does not purport to be a complete description of the ESPP and is qualified in its entirety by reference to the full text of the ESPP attached as Appendix D to this Proxy Statement.

Eligibility

Employees of the Company and any company in which the Company has a controlling share interest, directly or indirectly, or any joint venture in which the Company has a controlling interest, directly or indirectly (each such entity, a “Participating Company”), are eligible to participate in the ESPP if the employee (i) is employed on a full-time basis and regularly work more than 30 hours per week and are expected to remain employed on that basis for more than one year and (ii) has attained the age of 19 and has completed at least 60 days of continuous employment service with a Participating Company as of the first day of any calendar month.

Number of shares authorized and registered

The ESPP does not limit the number of common shares that may be purchased under the plan.

Administration

The Compensation Committee administers the ESPP.

Purchases under the ESPP

Participants in the ESPP authorize the Company to purchase common shares through payroll deductions of up to four percent of the participant’s base salary each month. Within six days after the end of each calendar month, the Company will forward these payroll contributions, together with the applicable Company Contribution (as defined below) to Computershare Investor Services, Inc., the ESPP’s administrative agent (the “Administrative Agent”). The Administrative Agent will purchases common shares at the market price on the first business day following the 10th day of each month on the primary stock exchange on which the Company’s common shares are listed.

Company contributions

When a participant makes a contribution under the ESPP, the Participating Company employing the participant will, within six days after the close of any calendar month in which the participant makes a contribution, make a matching contribution (a “Company Contribution”) in a percentage determined by the length of the participant’s continuous employment with the Participating Company. For ESPP members whose continuous employment with a Participating Company is less than five years, the Participating Company will make a contribution of one-half of the amount the member contributed. For ESPP members whose continuous employment with a Participating Company is more than five years, but less than ten years, the Participating Company will make a contribution of three-quarters of the amount the member contributed. For ESPP members whose continuous employment with a Participating Company is more than ten years, the Participating Company will make a contribution of the full amount the member contributed.

Shareholder rights

Participants purchasing common shares through the ESPP have the right to receive all material the Company mails its shareholders, including all notices of shareholder meetings. The Administrative Agent will vote the participant’s shares in accordance with the Participant’s written instructions.

Amendment and termination of the ESPP

The Board of Directors may amend or terminate the ESPP, in whole or in part, at any time, except that: (i) no amendment may make any change which directly affects the duties, rights and obligations of the Administrative Agent without the consent of the Administrative Agent; and (ii) no amendment may deprive any member or his legal representative without their consent of any cash or common shares held by the Administrative Agent or a Participating Company for his account at the time of the amendment. Upon termination of the ESPP, the Company will distribute all of the cash and common shares held by the Administrative Agent to the participant in accordance with the ESPP.

The ESPP will terminate automatically on April 30, 2025.

New Plan Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate, his or her determination as to the level of payroll deductions and the market price of our common shares on the date of purchase. Accordingly, future purchases under the ESPP are not determinable. The following table sets forth the number of common shares that were purchased during the fiscal year ended December 31, 2015 under the ESPP by the NEOs and our executive officers as a group:

Name and Position	Number of Shares Purchased under ESPP in 2015
Ravi K. Saligram Chief Executive Officer	—
Sharon Driscoll Chief Financial Officer	241
Robert A. McLeod Chief Business Development Officer	819
Jim Barr New Channels & Services and Chief Insights Officer	—
Karl Werner Chief Operations Support & Development Officer	1,047
Todd Wohler Chief Human Resources Officer	440
Executive group (13 individuals)	5,478
Non-executive officer employees as a group	107,041

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if advisable, pass the following ordinary resolution, ratifying, confirming and approving the ESPP:

“RESOLVED, as an ordinary resolution, that:

1.	The 1999 Employee Stock Purchase Plan, as amended, of the Company, attached as Appendix D to the Proxy Statement, is hereby ratified, confirmed and approved.
2.	Any director or officer of the Company is authorized to take such actions as such director or officer may determine are necessary or desirable to implement and give full effect to these resolutions.”

The Board recommends a vote “FOR” the approval of the ordinary resolution approving the ESPP.

Proposal Nine: Reconfirmation of Shareholder Rights Plan

Overview

At the Meeting, shareholders will be asked to consider, and if deemed advisable, to pass an ordinary resolution reconfirming the shareholder rights plan agreement between the Company and Computershare Investor Services Inc. as rights agent, dated February 22, 2007 (as amended April 5, 2007, the “Rights Plan”). The Rights Plan was approved by the Company’s shareholders at the annual and special meeting in 2007 and reconfirmed by the Company’s shareholders at the annual and special meeting of the Company in 2010 and again at the annual and special meeting of the Company in 2013. In accordance with Canadian securities law, the Rights Plan must be reconfirmed by the Company’s shareholders at every third annual meeting of shareholders of the Company. If the Rights Plan is not reconfirmed by shareholders at the Meeting it will terminate and the Rights issued under it will be void.

The Rights Plan has three main objectives:

•	to provide the Board time to consider value-enhancing alternatives to a take-over bid and to allow competing bids to emerge;
•	to ensure that shareholders of the Company are provided equal treatment under a take-over bid; and
•	to give adequate time for shareholders to properly assess a take-over bid without undue pressure.

The Board has considered the terms of recently adopted or amended shareholder rights plans and the experience of other Canadian public companies in the context of an actual take-over bid where a shareholder rights agreement was in place, and has determined that it is in the best interests of the Company to reconfirm the Rights Plan. The Rights Plan is designed to maximize shareholder value and protect shareholders’ interests in the event of an acquisition that may result in a change of control. The Rights Plan is not intended to prevent take-over bids that treat shareholders fairly, and the Rights Plan has not been adopted in response to any specific proposal to acquire control of the Company.

Summary of the Principal Terms of the Rights Plan

The following is a summary of key terms of the Rights Plan. This summary is qualified in its entirety by reference to the full text of the Rights Plan, which is available upon request from the Corporate Secretary of the Company or from the Company’s public disclosure documents found on SEDAR at www.sedar.com or on EDGAR at www.sec.gov. Capitalized terms not otherwise defined in this summary have the meanings ascribed thereto in the Rights Plan.

Issue of rights

On February 22, 2007, the Company issued one right (a “Right”) in respect of each common share outstanding at the close of business on that date (the “Record Time”). The Company will issue Rights in respect of each common share issued after the Record Time but prior to the earliest of the Separation Time (as defined below) and the redemption of the Rights pursuant to the Rights Plan or termination of the Rights Plan is described below.

Rights certificates, trading and transferability

Before the Separation Time, the Rights will be evidenced by the certificates representing common shares and will not be transferable separate from the common shares. Accordingly, the surrender for transfer of any certificate representing common shares will also constitute the surrender for transfer of the Rights associated with such common shares. From and after the Separation Time, the Rights will be evidenced by separate Rights certificates.

Acquiring person

An Acquiring Person is a person that Beneficially Owns (as defined in the Rights Plan) 20% or more of the outstanding common shares. An Acquiring Person does not, however, include the Company or any Subsidiary of the Company, or any person that becomes the Beneficial Owner (as defined in the Rights Plan) of 20% or more of the common shares as a result of certain exempt transactions. These exempt transactions include where any person becomes the Beneficial Owner of 20% or more of the common shares as a result of, among other things:

•	specified acquisitions of securities of the Company;
•	acquisitions pursuant to a Permitted Bid or Competing Permitted Bid (as described below);
•	specified distributions of securities of the Company; and
•	certain other specified exempt acquisitions.

An Acquiring Person also does not include any Person that owned 20% or more of the outstanding common shares at the Record Time unless that person increases its percentage interest in the common shares other than pursuant to one of the previously mentioned transactions.

Separation time

Rights are not exercisable before the Separation Time. “Separation Time” means the close of business on the tenth trading day after the earliest of:

•	the first date of public announcement that a person has become an Acquiring Person, as defined below (the “Stock Acquisition Date”);
•	the date of the commencement of, or first public announcement of, the intent of any person (other than the Company or any of its subsidiaries) to commence a Take-over Bid, as defined in the Rights Plan (other than a Permitted Bid or a Competing Permitted Bid, as defined below), which is generally an offer for outstanding common shares that could result in the offeror becoming the beneficial owner of 20% or more of the Company’s outstanding common shares; and
•	the date on which a Permitted Bid or Competing Permitted Bid ceases to be such; or such later time as may be determined by the Board, in good faith, provided that if any bid referred to above expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such offer shall be deemed never to have been made.

Exercising Rights at such time until the tenth trading day after the first public announcement of the occurrence of a “Flip-in Event” will entitle the holder to purchase one common share at the exercise price (the “Exercise Price”), which shall equal three times the market price per common share determined at the Separation Time, subject to subsequent adjustment in accordance with the Rights Plan.

Exercise of rights

After the close of business on the tenth trading day after the first public announcement of the occurrence of a “Flip-in Event”, which is a transaction or event pursuant to which any person becomes an Acquiring Person, each Right will entitle the holder thereof to receive upon exercise of the Right that number of common shares equal to twice the Exercise Price. However, any Rights beneficially held by an Acquiring Person, including its affiliates, associates and joint actors, or the transferee of any such person, will become null and void. Accordingly, such persons will be unable to transfer or exercise any Rights.

Until a Right is exercised, the holder of the Right will have no rights as a Company shareholder solely with respect to that Right.

In lieu of the issuance of fractional shares upon the issuance of any Rights, the Company will make cash payments based on the market price of such shares in amounts exceeding $10.00. Acquisitions that require shareholder approval or for which the Board has waived application of the Rights Plan as described below, or acquisitions pursuant to a Permitted Bid or a Competing Permitted Bid are among the transactions that do not constitute “Flip-in Events”.

Permitted bids

Under the Rights Plan, those bids that meet certain requirements intended to protect the interests of all shareholders are deemed to be “Permitted Bids”. Permitted Bids are offers to acquire common shares made by way of a take-over circular and where the common shares subject to the offer (together with shares owned by the offeror and its affiliates, associates and joint actors) constitute 20% or more of the outstanding common shares, and which also comply with the following conditions:

•	the bid is made to all registered holders of common shares (other than common shares owned by the offeror);
•	the bid provides that no common shares will be taken up or paid for pursuant to the bid before the close of business on the date that is not less than 60 days following the date the take-over bid circular is sent to holders of common shares, and that no common shares will be taken up or paid for unless at such date more than 50% of the outstanding common shares held by shareholders other than the offeror and certain related parties have been deposited pursuant to the bid and not withdrawn;
•	the bid provides that any common shares may be deposited to and withdrawn from the take-over bid at any time before such common shares are taken up and paid for; and
•	the bid provides that, in the event that more than 50% of the outstanding common shares are deposited and not withdrawn as described in the second bullet point above, the offeror will make a public announcement of that fact and the bid shall remain open for an additional ten business days from the date of such announcement for the deposit and tender of additional common shares.

A “Competing Permitted Bid” is a take-over bid that is made after a Permitted Bid or other Competing Permitted Bid has been made and prior to the expiration of such prior bid, and that satisfies the definition of “Permitted Bid” except that common shares under such bid may not be taken up or paid for until a date that is no earlier than the later of (i) the earliest date that common shares may be taken up and paid for under any prior Permitted Bid or other Competing Permitted Bid outstanding on the date of commencement of such bid and (ii) 35 days after the commencement of the Competing Permitted Bid.

Protection against dilution

The Rights Plan contains detailed provisions regarding adjustments to the exercise price, the number and nature of the securities that may be purchased upon exercise of Rights and the number of Rights outstanding to prevent dilution in the event of certain declarations of dividends, subdivisions or consolidations of outstanding common shares, issuances of common shares (or other securities or rights) in respect of or in lieu of or in exchange for existing common shares or other changes in the common shares.

Redemption

At any time prior to the occurrence of a Flip-in Event, the Board may (subject to the prior consent of shareholders by a majority vote), at its option, elect to redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.000001 per Right, subject to adjustment.

Waiver

The Board, acting in good faith, may waive application of the Rights Plan to any prospective Flip-In Event which would occur by reason of a take-over bid made by a take-over bid circular to all registered holders of common shares. However, if the Board waives the Rights Plan for a particular bid, it will be deemed to have waived the Rights Plan for any other take-over bid made by take-over bid circular to all registered holders of common shares before the expiry of the first bid. The Board may also waive the application of the Rights Plan for any Flip-In Event if it has determined that the Acquiring Person became an Acquiring Person through inadvertence, conditional upon such person reducing its beneficial ownership below 20% of the Company’s outstanding common shares, generally within 14 days of the Board making such determination.

Amendments

Except for minor amendments to correct any clerical or typographical errors and amendments to maintain the validity of the Rights Plan as a result of a change of law or regulatory requirements, majority shareholder approval is required for amendments to the Rights Plan before the Separation Time, after which the approval of holders of Rights is required.

Term

If the Rights Plan is not reconfirmed at the Meeting, it will automatically terminate and the Rights issued under it will become void. If the Rights Plan is reconfirmed at the Meeting, it will expire at the termination of the Company’s annual meeting in 2019 unless extended upon reconfirmation. For the term of the Rights Plan to be extended, the Rights Plan must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of common shares who vote in respect of such reconfirmation at every third annual meeting of shareholders of the Company.

Canadian Federal Income Tax Consequences

The following discussion generally summarizes certain Canadian federal income tax consequences of the issuance of Rights. This discussion is not intended to be, nor should it be construed to be, legal or tax advice. This summary is not exhaustive of all possible Canadian federal income tax consequences and does not anticipate any changes in law, whether by legislative, governmental or judicial action, nor does it take into account provincial, territorial or foreign income tax legislation or considerations. This summary is of a general nature only and holders of common shares should consult their own tax advisors with respect to their particular circumstances.

The Company has not received any income for Canadian federal income tax purposes as a result of the issuance of the Rights. Generally, the value of a right, if any, to acquire additional shares of a company is not a taxable benefit to a common shareholder of the Company under the Income Tax Act (Canada) (the “Act”) and is not subject to non-resident withholding tax under the Act if identical rights are conferred on all owners of common shares at that time. While the Rights are conferred on all owners of common shares, the Rights may become void in the hands of certain shareholders upon the occurrence of certain triggering events. Whether the issuance of the Rights to shareholders of the Company will be deemed to be a taxable benefit which is required to be included in computing their income or subject to non-resident withholding tax is not therefore free of doubt, but only the amount or value of such benefit must be included in computing income. The Company considers the Rights to have had no monetary value at their date of issue. Where Rights are disposed of (other than on the exercise thereof), either separately or by virtue of the disposition of the common shares to which they are attached, holders thereof may be subject to tax in respect of the proceeds, if any, allocable to such Rights.

The foregoing does not address the Canadian income tax consequences of other events such as the separation of the Rights from the common shares, the occurrence of a Flip-in Event or the redemption of Rights. Shareholders are encouraged to consult their own tax advisors if they have questions with respect to such tax consequences and their personal circumstances.

United States Federal Income Tax Consequences

The following discussion generally summarizes certain United States federal income tax consequences of the issuance of Rights. This discussion is not intended to be, nor should it be construed to be, legal or tax advice. This summary is not exhaustive of all possible United States federal income tax consequences and does not anticipate any changes in law, whether by legislative, governmental or judicial action, nor does it take into account any state, local or foreign income tax considerations. This summary is of a general nature only and holders of common shares should consult their own tax advisors with respect to their particular circumstances.

Because the possibility of the Rights becoming exercisable is both remote and speculative, the adoption of the Rights Plan will not give rise to the realization of gross income by any holder of common shares for United States federal income tax purposes. Where Rights are disposed of (other than on the exercise thereof), either separately or by virtue of the disposition of the common shares to which they are attached, holders thereof may be subject to tax in respect of the proceeds, if any, allocable to such Rights.

The foregoing does not address the United States federal income tax consequences of other events, such as the separation of the Rights from the common shares, the occurrence of a Flip-in Event or the redemption of Rights. Shareholders may recognize gross income for United States federal income tax purposes in connection with these events. Shareholders are encouraged to consult their own tax advisors if they have questions with respect to such tax consequences and their personal circumstances.

Shareholder Approval and Board Recommendation

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass the following ordinary resolution reconfirming the Rights Plan:

“RESOLVED, as an ordinary resolution that:

1.	The shareholder rights plan agreement made between the Company and Computershare Investor Services Inc., as rights agent, dated February 22, 2007, as amended (the “Rights Plan”), is hereby confirmed and approved.
2.	Any one or more of the directors or officers of the Company are hereby authorized and directed, for and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s or persons’ opinion may be necessary or desirable in order to carry out the intent of the foregoing resolutions and to give effect to the Rights Plan, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing by such person or persons.”

The Board recommends that shareholders vote “FOR” the ordinary resolution reconfirming the Rights Plan.

Shareholder Proposals and Director Nominations

To be considered for inclusion in the proxy statement distributed to shareholders prior to our annual meeting in 2017, pursuant to the mechanism provided by the Exchange Act, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than November 28, 2016, which corresponds to the date that is 120 calendar days before the anniversary date on which our proxy statement was released to shareholders in connection with the Meeting, and must comply with the requirements of Rule 14a-8 of the Exchange Act. If the date of our annual meeting in 2017 is changed by more than 30 calendar days from the anniversary date of the Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy is a reasonable time before we begin to print and mail proxy materials.

Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the Company’s annual meeting in 2017 under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least C$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. Such shareholder proposals must be received by us no later than December 28, 2016, in order to be included in the proxy materials for the Company’s annual meeting in 2017. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Company will set out such proposal in the proxy statement distributed to shareholders prior to the Company’s annual meeting in 2017.

In addition, our by-laws contain an advance notice provision which requires advance notice to the Company of nominations of persons for election to the Board in circumstances where nominations are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. The advance notice provision, among other things, provides for a deadline by which shareholders must notify the Company in writing of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA and our amended and restated by-laws. Our by-laws, including the advance notice provisions, were approved by the Company’s shareholders at the annual and special meeting in 2015, and were set out in Schedule “A” to the information circular relating to such meeting. A copy of the by-laws is available on request from the Corporate Secretary of the Company and the information circular for our annual and special meeting in 2015 may be accessed through SEDAR at www.sedar.com or EDGAR at www.sec.gov

Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:

Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
Burnaby, British Columbia V5J 0C6 Canada
Attention: Corporate Secretary

Other Business

As of the date of this Proxy Statement, management of the Company does not know of any other matters that will come before the Meeting. However, the proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

By Order of the Board of Directors,

/s/ Darren Watt

Darren Watt
Corporate Secretary
Vancouver, British Columbia
March 28, 2016

Please promptly sign and return your proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the Meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Annex: Selected Definitions and Reconciliation of Non-GAAP Measures to GAAP Measures

Certain Definitions

The following includes terms and non-GAAP measures used in this Proxy Statement.

Adjusted Operating Income Margin is calculated as adjusted operating income divided by revenues. For this purpose, “adjusted operating income” is calculated as operating income excluding the pre-tax effects of significant items that the Company does not consider to be part of normal operating results such as management reorganization costs, severance, gains/losses on sale of certain property, plant and equipment, impairment losses and certain other items.

Capital Performance is adjusted net earnings before interest and income taxes for the applicable period divided by the average invested capital. For this purpose, “average invested capital” means (i) the shareholders’ equity plus long-term debt of the Company as at the beginning of the applicable period, plus (ii) the shareholders’ equity plus long-term debt of the Company as at the end of the applicable period, divided by two. For this purpose, “adjusted net earnings” means net earnings as reflected in the Company’s consolidated income statement, excluding the effects of property sales and other non-recurring items as reflected in such financial statements, and also excluding other items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Compensation EBITDA means the adjusted net earnings before interest, income taxes, depreciation and amortization, calculated by adding back depreciation and amortization to the consolidated earnings of the Company and its subsidiaries from operations for the applicable period as reflected in the Company’s consolidated income statement. For this purpose, “adjusted net earnings” means net earnings as reflected in the Company’s consolidated income statement, excluding the effects of property sales and other non-recurring items as reflected in such financial statements, and also excluding other items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Diluted Adjusted EPS attributable to stockholders is calculated by dividing adjusted net income attributable to stockholders by the weighted average number of diluted shares outstanding where “adjusted net income” attributable to stockholders represents net income attributable to stockholders excluding the after-tax effects of significant items that the Company does not consider to be part of our normal operating results such as management reorganization costs, severance, gains/losses on sale of certain property, plant and equipment, impairment losses and certain other items. The Company believes that comparing Diluted Adjusted EPS attributable to stockholders for different financial periods provides useful information about the growth or decline of the Company’s net income for the relevant financial period, and eliminates the financial impact of items the Company does not consider to be part of its normal operating results.

Earnings Growth means the compounded annual growth rate over three years of the adjusted net earnings of the Company and its subsidiaries from operations for the applicable period, as reflected in the Company’s consolidated income statement. For this purpose, “adjusted net earnings” means net earnings as reflected in the Company’s consolidated income statement, excluding the effects of property sales and other non-recurring items as reflected in such financial statements, and also excluding other items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.

Gross Auction Proceeds, or GAP, represents the total proceeds from all items sold at the Company’s auctions together with the gross transaction value sold through the Company’s online marketplaces. GAP is a measure of operational performance and is not a measure of our financial performance, liquidity or revenue.

Operating Free Cash Flow presents operating income minus net capital spending.

Operating income margin presents operating income divided by revenues.

Return on Net Assets, or RONA, is net operating profit after tax, divided by adjusted net assets. For this purpose, “net operating profit” is net earnings plus net finance costs minus income tax effect on net finance costs and “adjusted net assets” are total assets minus cash and cash equivalents minus current liabilities.

Revenue Rate is calculated by dividing revenues by GAP to determine the amount of GAP changes that flow through to the Company’s revenues.

Annex-1

Total Shareholder Return, or TSR, is the total Company share price appreciation over the three-year period, including dividends per share distributed, where share price is based on the NYSE-trading price and dividends paid per share in U.S. dollars.

Reconciliation of Non-GAAP Measures to GAAP Measures

The following table reconciles Diluted Adjusted EPS attributable to stockholders, which is a non-GAAP measure referred to under “Compensation Discussion and Analysis – Overview”, to the most directly comparable GAAP measure reflected in the Company’s consolidated financial statements:

	Year ended December 31,
(in U.S. $000’s, except share and per share amounts)	2015	2014	2013
Net income attributable to stockholders	$136,214	$90,981	$93,644
After-tax adjusting items:
Management reorganization	—	4,212	—
CEO separation agreement	—	—	3,389
Gain on sale of excess property	(7,294)	(2,946)	(7,225)
Impairment loss	—	8,084	—
Tax loss utilization	(7,862)	—	—
Adjusted Net Income attributable to stockholders	$121,058	$100,331	$89,808
Weighted average number of diluted shares outstanding	107,431,985	107,654,828	107,155,173
Diluted Adjusted EPS attributable to stockholders	$1.13	$0.93	$0.84

Annex-2

214

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RITCHIE BROS.

Appendix A: Stock Option Plan

AMENDED AND RESTATED STOCK OPTION PLAN

RITCHIE BROS. AUCTIONEERS INCORPORATED

ARTICLE 1
PURPOSE

1.1	The purpose of this Stock Option Plan is to promote the interests of Ritchie Bros. Auctioneers Incorporated (the “Company”) by:
(a)	furnishing certain directors, officers, employees of the Company and its subsidiaries or other persons as the Compensation Committee may approve with greater incentive to further develop and promote the business and financial success of the Company;
(b)	furthering the identity of interests of persons to whom options may be granted with those of the shareholders of the Company generally through share ownership in the Company; and
(c)	assisting the Company in attracting, retaining and motivating its directors, officers and employees.

The Company believes that these purposes may best be effected by granting options to acquire common shares without par value in the capital of the Company.

ARTICLE 2
INTERPRETATION

2.1	In this Plan, unless there is something in the subject matter or context inconsistent therewith:
(a)	“Associate” has the meaning ascribed thereto under NI 45-106 as from time to time amended, supplemented, replaced or re-enacted or if no such meaning can be ascertained, “Associate” shall have the meaning ascribed thereto under the Canada Business Corporations Act as from time to time amended, supplemented or re-enacted;
(b)	“Black Out Period” means any period during which an Optionholder is prevented from trading the Common Shares pursuant to a policy of the Company, including but not limited to the Company’s Policy Regarding Securities Trades by Company Personnel, as amended and in force from time to time;
(c)	“Board of Directors” means the board of directors of the Company;
(d)	“Business Day” means a day, other than Saturday, Sunday and any other day which is a statutory holiday in British Columbia;
(e)	“Cause” for the purposes of this Plan, notwithstanding the terms of any agreement between the Company or a subsidiary and any Optionholder, unless otherwise defined in the applicable Option Agreement in respect of any Option granted or awarded to any Optionholder, means the wilful and continued failure by an Optionholder to substantially perform, or otherwise properly carry out, the Optionholder’s duties on behalf of the Company or a subsidiary, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Company or any applicable subsidiary (other than any such failure resulting from the Optionholder’s disability or incapacity due to physical or mental illness), or the Optionholder wilfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Company or a subsidiary, or which may have the effect of materially injuring the reputation, business or business relationships of the Company or a subsidiary, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of an

Optionholder shall be considered “wilful” unless done, or omitted to be done, by the Optionholder in bad faith and without reasonable belief that the Optionholder’s action or omissions were in, or not opposed to, the best interests of the Company and its subsidiaries.
~~(e)~~(f)	“Change of Control” includes:
(i)	the acquisition by any persons acting jointly or in concert (as determined by the Securities Act), whether directly or indirectly, of voting securities of the Company that, together with all other voting securities of the Company held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Company;
(ii)	an amalgamation, arrangement or other form of business combination of the Company with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination or, if such corporation is a subsidiary of another corporation, the parent of such corporation; or
(iii)	the sale, lease or exchange of all or substantially all of the property of the Company to another person, other than in the ordinary course of business of the Company or to a Related Entity;~~;~~
~~(iv)~~	~~any other transaction that is deemed to be a “Change of Control” for the purposes of this Plan by the Board of Directors in its sole discretion;~~
~~(f)~~(g)	“CEO” means the Chief Executive Officer of the Company;
~~(g)~~(h)	“Common Shares” means the common shares without par value in the capital of the Company;
~~(h)~~(i)	“Consultant” means a person other than an employee, officer or director of the Company or of any of its subsidiaries that:
(i)	is engaged to provide services to the Company or any of its subsidiaries;
(ii)	provides the services under a written contract with the Company or of any of its subsidiaries; and
(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or of any of its subsidiaries,

and includes, for an individual Consultant, a corporation of which such individual is an employee or shareholder;

~~(i)~~(j)	“Control” by a person over a second person means the power to direct, directly or indirectly, the management and policies of the second person by virtue of:
(i)	ownership of or direction over voting securities in the second person;
(ii)	a written agreement or indenture;
(iii)	being or Controlling the general partner of the second person; or
(iv)	being a trustee of the second person;
~~(j)~~	~~“Effective Amendment Date” has the meaning ascribed thereto in Article 3;~~
(k)	“Eligible Persons” means directors, officers, employees or Consultants of the Company or of any of its subsidiaries or any other persons as approved by the Compensation Committee, and an “Eligible Person” shall have a corresponding meaning;

(l)	“Exercise Price” means the price per share at which Common Shares may be subscribed for by an Optionholder pursuant to a particular Option Agreement;
(m)	“Good Reason” means a material adverse change by the Company or a subsidiary to an Optionholder’s position, authority, duties, responsibilities or compensation, excluding an isolated or inadvertent action not taken in bad faith and which is remedied by the Company or subsidiary promptly after receipt of written notice given by the Optionholder.
~~(m)~~(n)	“Grant Date” has the meaning ascribed thereto in Section 8.1(a);
~~(n)~~(o)	“Incentive Stock Option” means an Option to purchase Common Shares with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the U.S. Internal Revenue Code, such intention being evidenced by the resolutions of the directors at the time of grant;
~~(o)~~(p)	“Insider” has the meaning given to that term in the Securities Act and also includes associates and affiliates of the insider, but does not include directors or senior officers of a subsidiary or affiliate of the Company unless such director or senior officer:
(i)	in the ordinary course receives or has access to information as material facts or material changes concerning the Company before the material facts or material changes are generally disclosed;
(ii)	is a director or senior officer of a “major subsidiary” of the Company (where “major subsidiary” has the meaning given to that term in National Instrument 55-101 — Insider Reporting Exemptions); or
(iii)	is an insider of the Company in a capacity other than as a director or senior officer of the subsidiary or affiliate;

For the purpose of this definition, the terms “affiliate”, “associate” and “subsidiary” have the meanings given to them, respectively, in the Securities Act;

~~(p)~~(q)	“NI 45-106” means National Instrument 45-106 — Prospectus and Registration Exemptions;
~~(q)~~(r)	“Option Agreement” has the meaning ascribed thereto under Section 8.1(d);
~~(r)~~(s)	“Optioned Shares” means the Common Shares that may be subscribed for by an Optionholder pursuant to an Option Agreement;
~~(s)~~(t)	“Optionholder” means an Eligible Person to whom an Option has been granted;
~~(t)~~(u)	“Options” means stock options granted hereunder to purchase Common Shares from treasury;
~~(u)~~(v)	“Nonqualified Stock Option” means an Option to purchase Common Shares other than an Incentive Stock Option;
~~(v)~~(w)	“Plan” means this Stock Option Plan, as the same may from time to time be supplemented, amended and/or restated and in effect;
~~(w)~~(x)	“Related Entity” means, for a company or corporation, a person that Controls or is Controlled by the Company or that is Controlled by the same person that controls that company or corporation;
~~(x)~~(y)	“Securities Act” means the Securities Act (British Columbia);
~~(y)~~(z)	“shareholder approval” means the approval as evidenced by a resolution passed by a simply majority of votes cast at a meeting of holders of Common Shares (unless required by the Stock Exchanges to exclude the votes cast by Insiders in relation to amendments benefiting Insiders);

~~(z)~~(aa)	“Security Based Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Company, including a share purchase from treasury that is financially assisted by the Company by way of a loan, guarantee or otherwise;
~~(aa)~~(bb)	“Stock Exchanges” means such stock exchanges or other organized market on which the Common Shares are listed or posted for trading, including the Toronto Stock Exchange and the New York Stock Exchange;
~~(bb)~~(cc)	“subsidiary” has the meaning assigned thereto under the Securities Act (British Columbia) as the same may from time to time be amended or re-enacted; and
~~(cc)~~(dd)	“Trading Day”, with respect to any Stock Exchange, means a day on which securities may be traded through the facilities of such Stock Exchange.
2.2	Any question arising as to the interpretation of this Plan will be determined by the Compensation Committee (as hereinafter defined) and, absent manifest error, such determination will be conclusive and binding on the Company and all Optionees.
2.3	In this Plan, words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and unlimited partnerships, associations, trusts, incorporated organizations, joint ventures and governmental authorities.

ARTICLE 3
EFFECTIVE DATE OF PLAN

The initial effective date of this Plan was July 30, 1997, the date on which the Plan was deemed to be adopted by the Board of Directors, and the Plan was amended and restated on April 13, 2007.~~.~~ The Plan is amended and restated with effect from May 2, 2016.~~April 13, 2007 (the “Effective Amendment Date”).~~

ARTICLE 4
ADMINISTRATION OF PLAN

4.1	This Plan will be administered by a committee (the “Compensation Committee”) of the Board of Directors, consisting of not less than three directors, and each member of the Compensation Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the U.S. Internal Revenue Code. The Compensation Committee shall not delegate its power to grant Options to executive officers in a manner that would cause the Plan not to comply with the requirements of Section 162(m) of the Internal Revenue Code~~three or more directors, as constituted from time to time charged with, among other things, the administration of this Plan provided that if at any such time such a committee has not been appointed by the Board of Directors, this Plan will be administered by the Board of Directors, and in such event references herein to the Compensation Committee shall be construed to be a reference to the Board of Directors~~.
4.2	The Board of Directors will take such steps which in its opinion are required to ensure that the Compensation Committee has the necessary authority to fulfil its functions under this Plan.
4.3	The Compensation Committee has the authority to interpret the Plan, to adapt, amend (subject to Article 9 below), rescind and waive rules and regulations to govern the administration of the Plan and to determine all questions arising out of the Plan and any Option granted pursuant to the Plan, which interpretations and determinations will be conclusive and binding on the Company and all other affected persons.

ARTICLE 5
REGULATIONS

5.1	The Compensation Committee may from time to time establish such regulations, make such determinations and interpretations and take such steps in connection with this Plan which, in its opinion, are necessary or desirable for the administration of this Plan.

ARTICLE 6
COMPLIANCE WITH LAWS

6.1	The Plan, the grant and exercise of Options under the Plan and the Company’s obligation to issue Common Shares on exercise of Options will be subject to all applicable federal, provincial and foreign laws, rules and regulations and the rules of any regulatory authority or stock exchange on which the securities of the Company are listed. The Company shall not be required or in any way obliged to grant Options or issue Common Shares if such grant or issuance would require registration of the Plan or of any such Options or Common Shares under the securities laws of any foreign jurisdiction. Common Shares issued to Optionholders pursuant to the exercise of Options may be subject to limitations on sale or resale under applicable securities laws.
6.2	The Compensation Committee may from time to time take such steps and require such documentation from Eligible Persons or Optionholders which in its opinion are necessary or desirable to ensure compliance with all applicable laws, the bylaws, rules and regulations of any Stock Exchanges.
6.3	The Compensation Committee may also from time to time take such steps which in its opinion are necessary or desirable to restrict the transferability of any Common Shares acquired on the exercise of any Option in order to ensure such compliance, including, where applicable, the endorsement of a legend on any certificate representing Common Shares acquired on the exercise of any Option to the effect that such Common Shares may not be offered, sold or delivered except in compliance with the applicable securities laws and regulations of Canada or the United States.

ARTICLE 7
COMMON SHARES SUBJECT TO PLAN

7.1	The maximum number of Common Shares that may be issued from and after April 13, 2007~~the Effective Amendment Date~~ pursuant to exercise of Options granted under the Plan is 13,700~~10,200~~,000 Common Shares, subject to adjustment as provided hereunder.
7.2	The Board of Directors will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under all outstanding Options.
7.3	Upon the expiry or termination of an Option which has not been exercised in full, the number of Common Shares reserved for issuance under that Option but which have not been issued shall become available for issue for the purpose of additional Options which may be granted under this Plan.
7.4	Participation in this Plan will be entirely voluntary and any decision not to participate will not affect an Eligible Person’s employment or other relationship with the Company or any Related Entity.
7.5	Nothing in this Plan or in any Option Agreement will confer on any Optionholder any right to remain as an employee, officer, director or Consultant of the Company or any Related Entity.
7.6	Nothing herein or otherwise shall be construed so as to confer on any Optionee any rights as a shareholder of the Company with respect to any Common Shares reserved for the purpose of any Option.
7.7	An Optionholder will only have rights as a shareholder of the Company with respect to Shares that the Optionholder acquires through the exercise of an Option in accordance with its terms.
7.8	The number of Common Shares issuable to Insiders, at any time, pursuant to the Plan and any other Securities Based Compensation Arrangement cannot exceed 10% of the issued and outstanding Common Shares.

7.9	The number of Common Shares issued to Insiders, within any one year period, under the Plan and any other Securities Based Compensation Arrangement cannot exceed 10% of the issued and outstanding Common Shares.
7.10	The maximum number of Common Shares issued and reserved for issuance to non-employee directors of the Company upon exercise of Options shall not exceed 0.3% of the issued and outstanding Common Shares.
7.11	No Eligible Person may be granted an Option or Options for more than 500,000 Common Shares (subject to adjustment as provided for in Section 8.1(h) of the Plan), in the aggregate in any calendar year.

ARTICLE 8
GRANT OF OPTIONS

8.1	Subject to the rules set out below, the Compensation Committee (or in the case of any proposed grantee who is a member of the Compensation Committee, the Board of Directors) may from time to time grant to any Eligible Person one or more Options as the Compensation Committee deems appropriate, or authorize the CEO to grant up to a certain number of Options to such Eligible Persons (other than directors and officers) in such amount and on such terms as the CEO deems appropriate:
(a)	Date Option Granted. The date on which an Option will be deemed to have been granted under this Plan will be the date on which the Compensation Committee or the CEO, as applicable, authorizes the grant of such Option or such ~~other~~later date as may be specified by the Compensation Committee at the time of such authorization.
(b)	Number of Common Shares. The number of Common Shares that may be purchased under any Option by an Optionee will be determined by the Compensation Committee or the CEO, as applicable, provided that such number may not be greater than the maximum number permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges. An Optionee, at the time of granting an Option, may hold more than one Option.
(c)	Exercise Price. The exercise price (the “Exercise Price”) per Common Share under each Option will be determined by the Compensation Committee or the CEO, as applicable, by reference to the fair market price(s) of the Common Shares on the primary Stock Exchange for which most trading of the Common Shares occurs, generally by reference to the closing market price of the Common Shares, provided that such price may not be less than the lowest price permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including those of the Stock Exchanges (the “Permitted Price”).
(d)	Option Agreements. Each Option will be evidenced by an agreement (the “Option Agreement”) which incorporates such terms and conditions as the Compensation Committee in its discretion deems appropriate and consistent with the provisions of this Plan. Each Option Agreement will be executed by the Eligible Person to whom the Option is granted (the “Optionee”) and on behalf of the Company by any member of the Compensation Committee, the CEO or the Corporate Secretary of the Company or such other person as the Compensation Committee may designate for such purpose.

(e)	Expiry of Options. Each Option will expire on the earlier of:
(i)	the date determined by the Compensation Committee and specified in the Option Agreement pursuant to which such Option is granted, provided that such date may not be later than the earlier of (A) the date which is the tenth anniversary of the date on which such Option is granted (except in the circumstances where the tenth anniversary falls within, or within five Business Days after, the end of a Black Out Period, then instead of the tenth anniversary, the relevant date shall be the fifth Business Day after the end of such Black Out Period) and (B) the latest date permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges;
(ii)	in the event the Optionee ceases to be an Eligible Person for any reason, other than death of the Optionee, such period of time after the date on which the Optionee ceases to be an Eligible Person as may be specified by the Compensation Committee, and which period will be specified in the specific Option Agreement with respect to such Option;
(iii)	in the case of the death of an Optionee prior to: (A) the Optionee ceasing to be an Eligible Person; or (B) the date which is the number of days specified by the Compensation Committee pursuant to subparagraph (ii) above from the date on which the Optionee ceased to be an Eligible Person; the date which is the 180th day after the date of death of such Optionee or such other date as may be specified by the Compensation Committee and which period will be specified in the Option Agreement with respect to such Option;
(iv)	notwithstanding the foregoing provisions of subparagraphs (ii) and (iii) of this paragraph 8(e), the Compensation Committee may, subject to regulatory approval, at any time prior to expiry of an Option extend the period of time within which an Option held by a deceased Optionee may be exercised or within which an Option may be exercised by an Optionee who has ceased to be an Eligible Person, but such an extension shall not be granted beyond the original expiry date of the Option as provided for in subparagraph (i) above; and
(v)	notwithstanding the foregoing provisions, if the expiry of an Option pursuant to an Option Agreement or this Plan occurs during the Black Out Period applicable to the Optionee or within five Business Days after the last day of a Black Out Period applicable to the Optionee, the expiry date for the Option will be the last day of such five Business Day period, except in the event of expiry of Options following termination of an Optionholder’s employment or contract as a Consultant for cause.
(f)	Non-Transferability of Options. Each Option Agreement will provide that the Option granted thereunder is not transferable or assignable and may be exercised only by the Optionee or, in the event of the death of the Optionee or the appointment of a committee or duly appointed attorney of the Optionee or of the estate of the Optionee on the grounds that the Optionee is incapable, by reason of physical or mental infirmity, of managing their affairs, the Optionee’s legal representative or such committee or attorney, as the case may be (the “Legal Representative”).
(g)	Exercise of Options. Subject to the provisions of paragraph 8.1(h) below, the Compensation Committee may impose such limitations or conditions on the exercise or vesting of any Option as the Compensation Committee in its discretion deems appropriate. Each Option Agreement will provide that the Option granted thereunder may be exercised by notice signed by the Optionee or the Legal Representative of the Optionee and accompanied by full payment for the Common Shares being purchased or by other means, including without limitation electronic means via on-line arrangements, as the

Compensation Committee may from time to time approve and allow. The exercise price for the option exercised must be paid in cash or by check unless the Compensation Committee in its sole discretion permits, either at the time the Option is granted or at any time before it is exercised, a combination of cash and check or any other form of consideration or manner of payment. In the event of the exercise of any Option by the Legal Representative of the Optionee, the Legal Representative shall also deliver to the Company evidence satisfactory to the Company of the Legal Representative’s authority to do so. The Compensation Committee may in its discretion incorporate into any Option Agreement terms which will, notwithstanding the time or times specified in such Option Agreement for the exercise of the Option granted thereunder, allow the Optionee to elect to purchase all or any of the Common Shares then subject to such Option if the Compensation Committee in its discretion determines to permit the Optionee to exercise the Option in respect of such Common Shares; provided, that notwithstanding any such terms that may be incorporated into any Option Agreement, in the event of a proposed Change of Control, the Compensation Committee may, in connection with such proposed Change of Control, only accelerate the vesting of any unvested Options as contemplated by Section 8.1(h)(ii).~~.~~
(h)	Adjustments to Shares and Acceleration of Vesting.
(i)	The number of Common Shares delivered to an Optionholder upon exercise of an Option must be adjusted in the following events and manner, subject to the right of the Compensation Committee to make such additional or other adjustments or to determine any adjustments being inapplicable as it considers appropriate in the circumstances:
(A)	upon a subdivision of the Common Shares into a greater number of Common Shares, a consolidation of the Common Shares into a lesser number of Shares or the issue of a stock dividend to holders of the Common Shares (other than dividends in the ordinary course), the number of Common Shares authorized to be issued under the Plan, the number of Common Shares receivable on the exercise of an Option and the Exercise Price thereof will be increased or reduced proportionately and the Company will deliver upon the exercise of an Option, in addition to or in lieu of the number of Optioned Shares in respect of which the right to purchase is being exercised and without the Optionholder making any additional payment other than the appropriately adjusted Exercise Price, such greater or lesser number of Common Shares as results from the subdivision, consolidation or stock dividend;
(B)	upon the distribution by the Company to holders of Common Shares of: shares of any class (whether of the Company or another corporation, but other than Common Shares), rights (other than the distribution of rights under any shareholder rights plan from time to time adopted by the Company), options, warrants, evidence of indebtedness, cash, or other securities or assets (other than dividends in the ordinary course), the Company will deliver upon exercise of an Option, in addition to that number of Optioned Shares in respect of which the right to purchase is being exercised, and without the Optionholder making any additional payment, such other securities, evidence of indebtedness or assets for each Common Share as a result of such distribution; and
(C)	~~unless the Compensation Committee determines that subsection 8.1(h)(ii) applies,~~ upon a capital reorganization, reclassification or change of the Common Shares, a consolidation, merger, amalgamation, arrangement or other form of corporate reorganization or combination of the Company with another corporation or a sale, lease or exchange of all or substantially all of the assets of the Company, the Company (or, if the Company is not the successor in such transaction, the successor or its parent company) will deliver upon exercise of an Option, in lieu of each Optioned Share in respect of which the right to purchase is being exercised, the kind and amount of shares or other securities or assets that one Common Share is exchanged for, reorganized or reclassified into or entitled to as a result from such event.
The purpose of such adjustments is to ensure that any Optionholder exercising an Option after any such event will be in substantially the same position as such Optionholder would have been in if he or she had exercised the Option prior to such event.
(ii)	Notwithstanding any other provision herein, in the event of a proposed Change of Control, the Compensation Committee may, as it deems necessary or equitable in its sole discretion, determine that the vesting of any Option granted under the Plan shall be accelerated (A) in the event that the Optionholder’s employment with the Company or its subsidiaries is terminated (i) by the Corporation or its subsidiaries, other than for Cause, upon the Change of Control or within two years following the Change of Control, or (ii) by the Optionholder for Good Reason upon the Change of Control or within one year following the Change of Control, or (B) as required by the terms of any agreement between the Company and any Optionholder dated on or prior to February 29, 2016, as such agreement is in effect on February 29, 2016.~~the manner in which all unexercised Options granted under the Plan will be treated including, for example, requiring the acceleration of the time for the exercise of such Options by the Optionholder and of the time for the fulfillment of any conditions or restrictions on such exercise.~~ All determinations of the Compensation Committee under this Section will be binding for all purposes of the Plan. ~~Subject to applicable regulatory approval, if the Compensation Committee elects to accelerate the vesting of any or all outstanding Options immediately prior to the completion of any such transaction, it may also determine that all such outstanding Options will be purchased by the Company, the new person in control after the Change of Control transaction or a Related Entity for an amount per Option equal to the fair market value of a Common Share determined based on the consideration payable in the applicable transaction as determined by the Board of Directors (the “Transaction Price”) less the applicable Exercise Price (except that where the Exercise Price exceeds the Transaction Price, the amount per Option for such Options will be $0.01), as of the date such transaction is determined to have occurred or as of such other date prior to the transaction closing date as the Compensation Committee may determine.~~
(iii)	If, at any time when an Option granted under the Plan remains unexercised, an offer to purchase all of the Common Shares of the Company is made by a third party, the Company will use its best efforts to bring such offer to the attention of the Optionholder as soon as practicable.
(iv)	An adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this Section are cumulative unless the Compensation Committee specifically provides otherwise.

(v)	the Company will not be required to issue fractional Common Shares or other securities under the Plan and any fractional interest in a Common Share or other security that would otherwise be delivered upon the exercise of an Option will be cancelled.
(vi)	Except as expressly provided in this Section 8.1(h) or as determined by the Board of Directors, neither the issue by the Company of shares of any class or securities convertible into or exchangeable for shares of any class, nor the conversion or exchange of such shares or securities, affects, and no adjustment by reason thereof is to be made with respect to, the number of Common Shares that may be acquired on the exercise of any outstanding Option or the Exercise Price of any outstanding Option.
(i)	Representations and Covenants of Optionees. Each Option Agreement will contain representations and covenants of the Optionee that:
(i)	the Optionee is or was a director, officer, employee or Consultant of the Company or of a subsidiary of the Company or a person otherwise approved as an “Eligible Person” under this Plan by the Compensation Committee or the CEO, as applicable;
(ii)	the Optionee has not been induced to enter into such Option Agreement by the expectation of employment or engagement as a Consultant or continued employment or engagement as a Consultant with the Company;
(iii)	the Optionee is aware that the grant of the Option and the issuance by the Company of Common Shares thereunder are exempt from the obligation under applicable securities laws to file a prospectus or other registration document (other than a registration statement on Form S-8 with the United States Securities and Exchange Commission) qualifying the distribution of the Options or the Common Shares to be distributed thereunder under any applicable securities laws and if such exemption for any reason becomes unavailable, the obligation of the Company to grant any Option or issue any Common Shares upon the exercise of granted Options will cease;
(iv)	upon each exercise of an Option, the Optionee, or the Legal Representative of the Optionee, as the case may be, will, if requested by the Company, represent and agree in writing that the person is, or the Optionee was, a director, officer, employee or Consultant of the Company or of a subsidiary of the Company or a person otherwise approved as an “Eligible Person” under this Plan by the Compensation Committee, and has not been induced to purchase the Common Shares by expectation of employment or continued employment with the Company, or in the case of a Consultant, by engagement or continued engagement by the Company, and that such person is not aware of any commission or other remuneration having been paid or given to others in respect of the trade in the Common Shares; and
(v)	if the Optionee or the Legal Representative of the Optionee exercises the Option, the Optionee or the Legal Representative, as the case may be, will prior to and upon any sale or disposition of any Common Shares purchased pursuant to the exercise of the Option, comply with all applicable securities laws and all applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges, and will not offer, sell or deliver any of such Common Shares, directly or indirectly, in the United States or to any citizen or resident of, or any company, partnership or other entity created or organized in or under the laws of, the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, except in compliance with the securities laws of the United States;
(j)	Provisions Relating to Share Issuances. Each Option Agreement will contain such provisions as in the opinion of the Compensation Committee are required to ensure that no Common Shares are issued on the exercise of an Option unless the Compensation Committee is satisfied that the issuance of such Common Shares will be exempt from all registration or qualification requirements of applicable securities laws and will be permitted under the applicable rules and regulations of all regulatory authorities to which the Company is subject, including the Stock Exchanges. In particular, if required by any regulatory authority to which the Company is subject, including the Stock Exchanges, an Option Agreement may provide that shareholder approval to the grant of an Option must be obtained prior to the exercise of the Option or to the amendment of the Option Agreement.
(k)	Restrictions on Transfer. At any time, if the Company is not a reporting issuer (as defined under the Securities Act (British Columbia) or under the Securities Act of the jurisdiction in which the headquarters of the Company is located, all Common Shares issued pursuant to any Options granted under this Plan shall not be transferred unless such transfer is approved, in the absolute discretion, by the board of directors and such approval may be granted on such terms and conditions as the directors may deem fit.

ARTICLE 9
SUSPENSION, AMENDMENT OR TERMINATION OF PLAN

9.1	This Plan will terminate on a date as the Compensation Committee may determine (without prejudice to Options granted prior to the termination of this Plan).
9.2	Subject to Section 9.3 below, the Compensation Committee will have the right at any time and from time to time to suspend, amend or terminate this Plan in any manner without consent or approval from Optionholders or shareholders (provided that no such suspension, amendment or termination may be made that will materially prejudice the rights of any Optionholder under any Option previously granted to the Optionholder without consent or deemed consent by such Optionholder) including, without limitation:
(a)	to avoid any additional tax on Optionholders under Section 409A of the United States Internal Revenue Code or other applicable tax legislation;
(b)	changing the eligibility for and limitations on participation in the Plan (other than participation by non-employee directors in the Plan);
(c)	making any addition to, deletion from or alteration of the provisions of the Plan that are necessary to comply with applicable law or the requirements of any regulatory authority or Stock Exchange;
(d)	making any amendment of a typographical, grammatical, administrative or clerical nature, or clarification correcting or rectifying any ambiguity, defective provision, error or omission in the Plan; and
(e)	~~changing the~~ provisions relating to the administration of the Plan or the manner of exercise of the Options, including:
•	changing or adding of any form of financial assistance provided by the Company to the Participants that would facilitate purchase of Common Shares under the Plan; and
•	adding provisions relating to a cashless exercise (which will provide for a full deduction of the underlying Common Shares from the maximum number reserved under the Plan for issuance).

9.3	Notwithstanding any provision to the contrary, none of the following amendments to the Plan or to the terms of Options granted under the Plan may be made without shareholders’ approval:
(a)	any increase in the maximum number of Common Shares that may be issued pursuant to the exercise of Options granted under the Plan;
(b)	any reduction in exercise price or cancellation and reissue of Options;
(c)	any amendment that extends the term of an Option beyond the original expiry date;
(d)	if at any time, the Plan is amended to exclude participation by non-employee directors, any amendment to “Eligible Participants” that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;
(e)	any amendment that increases limits previously imposed on non-employee director participation;
(f)	any amendment which would permit equity based awards granted under the Plan to be transferable or assignable other than for normal estate settlement purposes;
(g)	any amendment to increase the maximum limit of the number of securities that may be:
(i)	issued to Insiders within any one year period; or
(ii)	issuable to Insiders at any time;

under the Plan, or when combined with all of the Company’s other Security Based Compensation Arrangements, which could exceed 10% of the total issued and outstanding Common Shares of the Company, respectively;

(h)	any amendment to change the maximum limit on the number of options that may be issued to any Eligible Person in the aggregate in any calendar year as set forth in Section 7.11;
~~(h)~~(i)	adding provisions relating to a cashless exercise (other than a surrender of options for cash) which does not provide for a full deduction of the underlying Common Shares from the maximum number reserved under the Plan for issuance; and
~~(i)~~(j)	any amendment to the amending provisions of the Plan.

The full powers of the Compensation Committee as provided for in this Plan will survive the termination of this Plan until all Options have been exercised in full or have otherwise expired.

ARTICLE 10
INCENTIVE STOCK OPTION LIMITATIONS

10.1	To the extent required by Section 422 of the U.S. Internal Revenue Code, Incentive Stock Options shall be subject to the following additional terms and conditions and if there is any conflict between the terms of this Article and other provisions under the Plan, the provisions under this Article shall prevail:
(a)	Dollar Limitation. To the extent the aggregate fair market value (determined as of the grant date) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds U.S. $100,000, such portion in excess of U.S. $100,000 shall be treated as a Nonqualified Stock Option. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.
(b)	10% Shareholders. If an Optionee owns 10% or more of the total voting power of all classes of the Company’s stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the fair market value of the Common Shares on the grant date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the U.S. Internal Revenue Code.
(c)	Eligible Employees. Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this paragraph (c), “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the U.S. Internal Revenue Code.
(d)	Term. The term of an Incentive Stock Option shall not exceed 10 years.
(e)	Exercisability. To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee’s reemployment rights are guaranteed by statute or contract. For purposes of this paragraph (e), “total disability” shall mean a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Compensation Committee.
(f)	Taxation of Incentive Stock Options. In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the U.S. Internal Revenue Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the date of grant of the Incentive Stock Option and one year from the date of exercise. An Optionee may be subject to U.S. alternative minimum tax at the time of exercise of an Incentive Stock Option. The Compensation Committee may require an Optionee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.
(g)	Assignability. No Incentive Stock Option granted under the Plan may be assigned or transferred by the Optionee other than by will or by the laws of descent and distribution, and during the Optionee’s lifetime, such Incentive Stock Option may be exercised only by the Optionee.
(h)	Grant. No Incentive Stock Options may be granted more than ten years after the later of (i) the adoption of the Plan by the Board and (ii) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the United States Internal Revenue Code.

ARTICLE 11
APPLICABLE LAW

11.1	The laws of the Province of British Columbia shall apply to the Plan and any Option Agreements granted hereunder and will be interpreted and construed in accordance with the laws of the Province of British Columbia.

Appendix B: Senior Executive PSU Plan

RITCHIE BROS. AUCTIONEERS INCORPORATED

SENIOR EXECUTIVE PERFORMANCE SHARE UNIT PLAN
(March 2015)

ARTICLE 1
PURPOSE

1.1	Purpose

The purposes of this Performance Share Unit Plan (the “Plan”) are to: (a) enhance the Corporation’s ability to provide longer term incentive compensation to Participants which is linked to performance of the Corporation and not dilutive to shareholders, (b) assist the Corporation in attracting, retaining and motivating the Participants; (c) provide incentives and motivation for Participants through equity-based incentives that link compensation with the value of the Corporation’s Common Shares; and (d) promote a closer alignment of interests between Participants and the shareholders of the Corporation by associating a portion of Participants’ compensation with the Corporation’s Common Share price or returns, or results achieved by the Corporation over the medium term, that promote and recognize the success and growth of the Corporation and assist in creating value for shareholders of the Corporation.

ARTICLE 2
INTERPRETATION

2.1	Definitions

In and for the purposes of this Plan, except as otherwise expressly provided:

“Affiliate” means any corporation, partnership or other entity in which the Corporation, directly or indirectly, has a majority ownership interest.

“Applicable Laws” means all corporate, securities or other laws (whether Canadian or foreign, federal, provincial or state) applicable to the Corporation in relation to the implementation and administration of this Plan and the matters contemplated herein.

“Applicable Tax Withholdings” means any and all taxes and other source deductions or other amounts which the Corporation or any Affiliate is required by law to withhold or deduct in respect of any amount or amounts to be paid or credited under this Plan.

“Beneficiary” of any Participant means, subject to any Applicable Laws, an individual who, on the date of the Participant’s death, has been designated by the Participant to receive benefits payable under this Plan following the death of the Participant, either in a Grant Agreement or in such other form as may be approved for such purpose by the Committee or the Corporation, or, where no such designation is validly in effect at the time of death of a Participant, or if no such individual validly designated survives the Participant until payment of benefits payable under this Plan in respect of PSUs credited to the Participant’s PSU Account, the legal representative (an administrator, executor, committee or other like person) of the Participant.

“Board” means the board of directors of the Corporation.

“Board Guidelines” has the meaning defined in section 9.5.

“Business Day” means a day which is not a Saturday or Sunday or a day observed as a holiday under the laws of the Province of British Columbia.

“Cause” for the purposes of the Plan, notwithstanding the terms of any agreement between the Corporation or an Affiliate and any Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to any Participant, means the wilful and continued failure by a Participant to substantially perform, or otherwise properly carry out, the Participant’s duties on behalf of the Corporation or an Affiliate, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Corporation or any applicable Affiliate (other than any such failure resulting from the Participant’s Disability or incapacity due to physical or mental illness), or the Participant wilfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Corporation, or which may have the effect of materially injuring the reputation, business or business relationships of the Corporation or an Affiliate, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of a Participant shall be considered “wilful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omissions were in, or not opposed to, the best interests of the Corporation and its Affiliates.

“Change of Control”, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to any Participant, means the occurrence and any time after the date of adoption and implementation of this Plan of any of the following events:

(a)	a person, or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Common Shares;
(b)	a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Common Shares and being able to change the composition of the Board by having the person’s, or group of persons’ nominees elected as a majority of the Board; or
(c)	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Corporation, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement.

“Committee” means the Compensation Committee and any committee of the Board which may subsequently be established or designated for this purpose and to which the Board delegates administration of this Plan, provided that if the Compensation Committee ceases to exist, without any successor committee coming into existence, “Committee” shall mean the Board.

“Committee Guidelines” has the meaning defined in section 9.6.

“Common Shares” means common shares in the capital of the Corporation.

“Corporation” means Ritchie Bros. Auctioneers Incorporated.

“Disability” in respect of any Participant, for the purposes of this Plan, means any physical or mental incapacity of the Participant that prevents the Participant from substantially fulfilling the Participant’s duties and responsibilities on behalf of the Corporation, or, if applicable, an Affiliate, or the Participant, to a substantial degree, being unable, due to illness, disease, affliction, mental or physical disability or incapacity or similar cause, to fulfill the Participant’s duties and responsibilities as an employee of the Corporation or, if applicable, an Affiliate.

“Dividends” means ordinary course cash dividends which are declared and paid by the Corporation on the Common Shares (and, for greater certainty, “Dividends” will not include dividends which are payable in shares or securities or in assets other than cash but will, however, include dividends which may be declared in the ordinary course by the corporation on the Common Shares which are payable, at the option of a shareholder, either in cash or in shares or securities or in assets other than cash, reflecting the cash amount per Common Share of such dividend).

“Dividend Equivalents” has the meaning defined in section 4.2.

“Employed” with respect to a Participant, means that (a) the Participant is performing work at a workplace of the Corporation or an Affiliate, or elsewhere on behalf of and at the direction of the Corporation or an Affiliate, or (b) the Participant is not actively so performing such work due to a Period of Absence, and (c) has not been given, or received, a notice of termination of employment by the Corporation or an Affiliate. For greater certainty, a Participant shall not be considered “Employed” or otherwise an Employee during any Notice Period that arises upon the involuntary termination of the employment, whether for Cause or otherwise, of the Participant by the Corporation or an Affiliate, as applicable.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Employee” means an employee of the Corporation or of any Affiliate.

“Employee Performance Share Unit Plan” means the Employee Performance Share Unit Plan of the Corporation adopted and approved by the Board on March 9, 2015 pursuant to which performance share units may be granted or awarded to Employees other than Participants under this Plan, as the same may from time to time be amended.

“Fair Market Value” of a Common Share on any day means the volume weighted average price of the Common Shares reported by the New York Stock Exchange for the twenty trading days immediately preceding that day (or, if the Common Shares are not then listed and posted for trading on the New York Stock Exchange, on such other exchange or quotation system as may be selected for that purpose by the Committee), provided that if the Common Shares are not listed or posted on any exchange or quotation system, the Fair Market Value of the Common Shares will be the fair market value of the Common Shares as determined by the Committee, and provided that if the Fair Market Value as so determined is not denominated in United States currency, the “Fair Market Value” shall be the U.S. dollar equivalent of the Fair Market Value as herein otherwise determined.

“Good Reason” means a material adverse change by the Corporation or an Affiliate to a Participant’s position, authority, duties, responsibilities or compensation, excluding an isolated or inadvertent action not taken in bad faith and which is remedied by the Corporation or Affiliate promptly after receipt of written notice given by the Participant.

“Grant Agreement” means an agreement between the Corporation and a Participant evidencing any PSUs granted or awarded, as contemplated in section 3.6, and “Grant Letter” means a letter issued to a Participant by the Corporation as contemplated in section 3.6, in each case together with such schedules, exhibits, amendments, deletions or changes thereto as are permitted under this Plan.

“Grant Date” for any PSUs means the effective date of the grant or award of such PSUs to a Participant under section 3.1.

“Income Tax Regulations” means regulations under the Income Tax Act (Canada).

“Insider” means an “insider” of the Corporation within the meaning of that term as found in the Securities Act (Ontario) who are “reporting insiders” (as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions), and includes “associates” (which has the meaning as found in the Securities Act (Ontario)) and “affiliates” (which has the same meaning as “affiliated companies” as found in the Securities Act (Ontario) and also includes those issuers that are similarly related, whether or not any of the issuers are corporations, companies, partnerships, limited partnerships, trusts, income trusts or investment trusts or any other organized entity issuing securities) of the insider and “issued to Insiders” includes direct or indirect issuances.

“Notice Period”, in respect of any Participant whose employment is terminated by the Corporation (or an Affiliate), means such period, if any, as the Committee or an executive officer (other than the Participant) may in their discretion, designate as the period of notice required to be given to the Participant in respect of termination of his or her employment without Cause (and, for greater certainty, there is no obligation for uniformity of treatment of Participants, or any group of Participants, whether based on salary grade or organization level or otherwise).

“Participant” means an Employee who has been designated by the Board or Committee as eligible to participate in this Plan pursuant to section 3.1.

“Performance Period”, in respect of any PSU, except as the Committee may otherwise determine, means the period commencing on the first day of the calendar year in which PSU is granted or awarded and ending on such time as the Board or Committee may determine pursuant to sections 3.1 or 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Performance Period for

any PSU granted, awarded or credited pursuant to section 4.2 or 5.2 shall be the same as the Performance Period of the PSU in respect of which such additional PSUs are granted, awarded or credited.

“Performance Share Unit” or “PSU” means one notional Common Share (without any of the attendant rights of a shareholder of such share, including the right to vote such share and the right to receive dividends thereon, except to the extent otherwise expressly provided herein) credited by bookkeeping entry to a notional account maintained for the Participant in accordance with this Plan.

“Performance Share Unit Account” or “PSU Account” means an account described in section 4.1.

“Period of Absence”, with respect to any Participant, means a period of time throughout which the Participant is on maternity or parental or other leave or absence approved by the Corporation (or, if applicable, an Affiliate) or required by law, or is experiencing a Disability.

“Retirement” of a Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to the Participant, means the retirement of the Participant when the Participant is not less than 55 years of age.

“Section 409A” means section 409A of the Internal Revenue Code of the United States of America, including the rules and authority thereunder.

“Securities Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation, including a share purchase from treasury that is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

“SEC Officer” means any person that is (i) an “officer” of the Corporation within the meaning of Rule 16a-1(f) under the Exchange Act, regardless of whether such person is then subject to Section 16 under the Exchange Act, or (ii) a member of the Board.

“Stock Option Plan” means the amended and restated Stock Option Plan of the Corporation, as the same may from time to time be amended.

“U.S. Participant” means a Participant that is a United States citizen, a resident of the United States of America (including the States and the District of Columbia and its territories and possessions and other areas subject to its jurisdiction) or is otherwise subject to taxation under the Internal Revenue Code of the United States of America, as amended, in respect of the Participant’s compensation from the Corporation or an Affiliate.

“Valuation Date” has the meaning defined in section 6.1(b).

“Vested Performance Share Unit” and “Vested PSU” have the meanings defined in section 5.1.

“Vesting Period”, in respect of any PSU, except as the Committee may otherwise determine, means the period commencing on the effective date of the grant or award of such PSU and ending on such time as the Board or Committee may determine pursuant to sections 3.1 and 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Vesting Period for any PSU granted, awarded or credited pursuant to section 4.2 or 5.2 shall be the same as the Vesting Period of the PSU in respect of which such additional PSUs are granted, awarded or credited.

2.2	Interpretation

In and for the purposes of this Plan, except as otherwise expressly provided:

(a)	“this Plan” means this Performance Share Unit Plan as it may from time to time be modified, supplemented or amended and in effect;
(b)	all references in this Plan to a designated “Article”, “section” or other subdivision is to the designated Article, section or other subdivision of, this Plan;

(c)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, section or other subdivision of this Plan;
(d)	the headings are for convenience only and do not form a part of this Plan and are not intended to interpret, define or limit the scope, extent or intent of this Plan or any provision hereof;
(e)	the singular of any term includes the plural, and vice versa, the use of any term is generally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non limiting language is used;
(f)	any reference to a statute includes such statute and the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and any statute or regulations that may supplement or supersede statute or regulations; and
(g)	where the time for doing an act falls or expires on a day which is not a Business Day, the time for doing such act is extended to the next Business Day.
2.3	Governing Law

This Plan will be governed by and construed in accordance with the laws of the Province of British Columbia. The validity, construction and effect of this Plan, any rules and regulations relating to this Plan, and any determination, designation, notice, election or other document contemplated herein shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

2.4	Severability

If any provision or part of this Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part hereof.

2.5	Language

The Corporation and the Participants confirm their desire that this document along with all other documents including all notices relating hereto, be written in the English language. La Corporation et les participants confirment leur volonté que ce document de même que tous les documents, y compris tout avis, s’y rattachant soient rédigés en anglais.

2.6	Currency

Except where expressly provided otherwise, unless the Committee determines otherwise, all references in this Plan to currency and all payments to be made pursuant hereto shall be in U.S. currency. Unless the Committee otherwise determines, any currency conversion required to be made hereunder from United States dollars to a foreign currency, or vice versa, will be made at the Bank of Canada noon rate of exchange on the relevant day.

ARTICLE 3
ELIGIBILITY AND AWARDS

3.1	Eligibility and Grant of Awards

Subject to the terms and conditions of this Plan and any Board Guidelines or Committee Guidelines, the Board or Committee may from time to time while this Plan is in force;

(a)	determine the Employees who may participate in this Plan and designate any Employee as being a Participant under this Plan; and
(b)	award or grant PSUs to any Participant and determine the number or value of PSUs granted or awarded to each Participant, the vesting criteria and vesting period and other terms, conditions and provisions applicable to such award or grant or PSUs that are consistent with this Plan and that the Board or Committee in its discretion determines to be appropriate.

3.2	Terms and Conditions

Without limiting the generality of section 3.1, subject to section 6.4, for greater certainty, pursuant to section 3.1 the Board and Committee have authority to determine, in their discretion, the Employees to whom PSUs may be awarded or granted, the number or value of PSUs that are awarded or granted to any Participant and the terms, conditions and provisions of any PSUs awarded or granted, including, without limitation, (i) the time and manner in which any PSU shall vest; (ii) applicable conditions and vesting provisions and Performance Period and Vesting Period (including any applicable performance criteria to be achieved by the Corporation (or the Corporation and Affiliates) or a class of Participants or by a particular Participant on an individual basis, within a Performance Period or Vesting Period or as the trigger for the end of a Performance Period or Vesting Period) applicable to any PSUs; (iii) any additional conditions with respect to payment or satisfaction of any PSUs following vesting of such PSUs; (iv) restrictions or limitations on Common Shares that may be purchased pursuant to section 6.2, or Common Shares that may be issued pursuant to section 6.3, including holding requirements or resale restrictions and the nature of such restrictions or limitations; and (v) any other terms and conditions as the Board or Committee may in its discretion determine.

In making such determination, the Board or Committee shall consider the timing of crediting PSUs to the Participant’s PSU Account and the vesting requirements applicable to such PSUs to endeavour to ensure that the crediting of the PSUs and the vesting requirements and payment to be made hereunder will not be subject to the “salary deferral arrangement” rules under the Income Tax Act (Canada) and any applicable provincial legislation.

3.3	Service Period

Awards of PSUs may be made to Participants in respect of services to be performed by the Participant in the current calendar year.

3.4	Awards at any Time

The Board or Committee may make awards of PSUs at any time and from time to time during any year while this Plan is in force, and such designations and awards need not be made at the same time or times in any year as in any other year.

3.5	Limitation on Rights

Except as expressly set out herein or in any Board Guidelines, Committee Guidelines or any Grant Agreement or Grant Letter, nothing in the Plan or in any of the Board Guidelines or Committee Guidelines or in any Grant Agreement or Grant Letter nor any action taken hereunder shall confer on any Employee or Participant any right to be awarded any PSUs or additional PSUs. Except as expressly set out herein or in any Board Guidelines or Committee Guidelines, there is no obligation for uniformity of treatment of Participants, or any group of Employees and the Board or Committee shall have authority, in their absolute discretion, to determine the Employees to whom PSUs are awarded and the number or value of PSUs awarded to any Participant, which may reflect such matters as the Board or Committee, in their absolute discretion, may consider. Any award of PSUs made to any Participant shall not obligate the Board or Committee to make any subsequent award to such Participant.

3.6	Grant Agreements and Grant Letters

Each award or grant of PSUs shall be evidenced by a written agreement (a “Grant Agreement”) between the Corporation and the Participant or a letter (a “Grant Letter”) issued to a Participant by the Corporation, or, if the Board or Committee so determines, all awards or grants of PSUs to any Participant in any calendar year, or other period of 12 consecutive months (or such longer period as may be determined by the Board or the Committee) may be evidenced by a Grant Agreement or Grant Letter, issued annually (or in such other frequency as the Board or Committee may determine), in each case in such form as may be prescribed, specified or approved by the Board or Committee. A Participant will not be entitled to any award of PSUs or any benefit of this Plan unless the Participant agrees with the Corporation to be bound by the provisions of this Plan. By entering into an agreement described in this Section 3.6, each Participant shall be deemed conclusively to have accepted and consented to all terms and conditions of this Plan and all actions or decisions made by the Board or the Committee or any person to whom the Committee may delegate administrative powers and duties hereunder, in relation to this Plan. The provisions of this Plan shall also apply to and be binding on Beneficiaries, other legal representatives, other beneficiaries and successors of each Participant. For greater certainty, no certificate shall be issued with respect to any PSUs.

3.7	Beneficiaries

A Participant may, by written notice or election delivered to the Corporate Secretary of the Corporation, in such form and executed and delivered in such manner as the Committee may from time to time determine, specify or approve (i) designate one or more individuals to receive the benefits payable under this Plan following the death of the Participant, and (ii) modify, alter, change or revoke any such designation, subject always to the provisions and requirements of applicable law. For greater certainty, the validity of such designation, or any such modification, alteration, change or revocation, will be subject to the laws of the jurisdiction of residence of the Participant.

3.8	No Right to Hold Office

This Plan shall not be interpreted as either an employment agreement or a trust agreement. Nothing in this Plan nor any Board Guidelines, Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as giving any Participant the right to be retained in the continued employ or service of the Corporation or any of its Affiliates, or, except as expressly set out herein, confer on any Participant any right to be awarded any PSUs, or giving any Participant, any Beneficiary, any dependent or relation as may be designated by a Participant by testamentary instrument or otherwise, or any other person, the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation or any Affiliate to terminate the employment or service of any Participant at any time or to increase or decrease the compensation of any Participant.

3.9	No Representations
(a)	The Corporation makes no representations or warranties to any Participant with respect to this Plan or PSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3. Participants are expressly advised that the value of any PSUs, and Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3, will, among other things, fluctuate with the trading price of Common Shares.
(b)	Participants agree to accept all risks associated with a decline in the market price of Common Shares and all other risks associated with the holding of PSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3.
3.10	No Restriction on Corporate Action

Nothing contained in this Plan shall be construed to prevent the Corporation from taking any corporate action which is determined by the Board or the Committee to be appropriate or in the best interests of the Corporation, whether or not such action would have an adverse effect on this Plan or any PSUs credited under this Plan and no Participant nor any other person shall have any claim against the Corporation as a result of any such action.

3.11	Compensation Programs

Neither the adoption of this Plan nor any Board Guidelines or Committee Guidelines nor the provisions of any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as any limitation on the power or authority of the Board or Committee, subject to Applicable Law, to (i) amend, modify, alter or suspend the compensation structure or programs of the Corporation for employees; or (ii) adopt any compensation structure or programs, whether in replacement of, or in substitution for any other compensation structure or program of the Corporation, for employees or otherwise, including the grant or awarding of any “restricted share units” or “performance share units” (whether on the same terms and conditions as set out herein or otherwise), either generally or only in specific cases.

3.12	No Awards Following Last Day of Active Employment

Without limiting the generality of section 3.5, in the event any Participant ceases to be Employed for any reason, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Participant and the Corporation or any Affiliate, such Participant shall not have the right to be awarded any additional PSUs, and shall not be awarded any PSUs pursuant to section 3.1 or section 4.2, after the last day of active employment of such Participant on which such Participant actually performs the duties of the Participant’s position, whether or not such Participant receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment. Notwithstanding any other provision hereof, or any provision of any employment agreement between any Participant and the Corporation or any Affiliate, in no event will any Participant have any right to damages in respect of any loss of any right to be awarded PSUs pursuant to section 3.1 or section 4.2 after the last day of active employment of such Participant.

ARTICLE 4
PERFORMANCE SHARE UNIT ACCOUNTS

4.1	Performance Share Unit Accounts

A notional account will be established for each Participant, to reflect such Participant’s interest under this Plan. The account so established shall be (i) credited with the number of PSUs (including, if applicable, fractional PSUs) credited pursuant to section 3.1 and (ii) adjusted to reflect additional PSUs (including, if applicable, fractional PSUs) credited pursuant to section 4.2 or 5.2, and the cancellation of PSUs (including, if applicable, fractional PSUs) with respect to which payments are made pursuant to section 6.1 or which fail to vest as contemplated in Article 5 or Article 7. PSUs that fail to vest in a Participant pursuant to Article 5 or Article 7, or that are paid out to the Participant or the Participant’s Beneficiary or legal representatives, shall be cancelled and cease to be recorded in the Participant’s PSU Account as of the date on which such PSUs are forfeited or cancelled under this Plan or are paid out, as the case may be. Each such account shall be established and maintained for bookkeeping purposes only. Neither this Plan nor any of the accounts established hereunder shall hold any actual funds or assets.

4.2	Dividend Equivalents

The PSU Account of each Participant will be credited with additional PSUs (including, if applicable, fractional PSUs) (“Dividend Equivalents”) on each dividend payment date in respect of which Dividends are paid by the Corporation on the Common Shares. Such Dividend Equivalents will be computed by dividing: (i) the product obtained by multiplying the amount of the Dividend declared and paid by the Corporation on the Common Shares on a per share basis by the number of PSUs recorded in the Participant’s PSU account on the record date for the payment of such Dividend, by (ii) the Fair Market Value of a Common Share on the date the Dividend is paid by the Corporation, with fractional PSUs calculated and rounded to two decimal places. Notwithstanding the foregoing, no additional PSUs shall be credited to the account of one or more Participants pursuant to this section 4.2 from and after the date on which the Participant ceases to be Employed.

4.3	Reorganization Adjustments
(a)	In the event of any declaration of any stock dividend payable in securities (other than a dividend which may be paid in cash or in securities at the option of the holder of Common Shares), or any subdivision or consolidation of Common Shares, reclassification or conversion of Common Shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off involving the Corporation or other distribution (other than normal course cash dividends) of Corporation assets to holders of Common Shares or any other similar corporate transaction or event, which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Participants under this Plan, then, subject to any relevant resolutions of the Board (if required in the opinion of the Corporation’s counsel) the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the maximum number of Common Shares that may be issued as contemplated in section 6.3(i) or adjusting the number of PSUs outstanding under this Plan, provided that the value of the PSUs credited to a Participant’s PSU Account immediately after such an adjustment shall not exceed the value of the PSUs credited to such account immediately prior thereto.
(b)	The Corporation shall give notice to each Participant in the manner determined, specified or approved by the Committee of any change or adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.
(c)	The Committee may from time to time adopt rules, regulations, policies, guidelines or conditions with respect to the exercise of the power or authority to make changes or adjustments pursuant to section 4.3(a). The Committee, in making any determination with respect to changes or adjustments pursuant to section 4.3(a), shall be entitled to impose such conditions as it considers or determines necessary in the circumstances, including conditions with respect to satisfaction or payment of all Applicable Tax Withholding.
(d)	The existence of outstanding PSUs shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger, amalgamation, combination or consolidation of or involving the Corporation, or to create or issue any bonds, debentures, shares or other securities of the Corporation, or the rights and conditions attaching thereto, or to amend the terms and conditions or rights and restrictions thereof (ranking ahead of the Common Shares or otherwise), or any right thereto, or to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar nature or character or otherwise.

ARTICLE 5
VESTING

5.1	Vesting General

Subject to section 5.3 and section 7.8, unless the Board or Committee otherwise determines, all PSUs awarded pursuant to section 3.1 to any Participant shall vest at the time and in the manner determined by the Board or Committee at the time of the award or grant and shall be set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such PSUs, provided that, subject to the provisions of Article 7, such Participant remains Employed by the Corporation or an Affiliate at the expiry of the Vesting Period applicable to such PSUs. For greater certainty, PSUs that have been granted or awarded to a Participant and which do not vest in accordance with this Article 5 or Article 7, as applicable, shall be forfeited by the Participant and the Participant will have no further right, title or interest in such PSUs and shall have no right to receive any cash payment with respect to any PSU that does not become a vested PSU. All PSUs referred to in section 4.2 shall vest at the time when the PSUs in respect of which such Dividend Equivalents were credited vest. Except where the context requires otherwise, each PSU which vests pursuant to this section 5.1 or section 7.8 (and each additional PSU which may be granted or credited pursuant to section 5.2 which vests pursuant to section 5.2 or section 7.8) shall be referred to as a “Vested Performance Share Unit” or “Vested PSU” and collectively as “Vested Performance Share Units” or “Vested PSUs”.

5.2	Vesting of Additional PSUs

If determined pursuant to section 3.1 in connection with any award or grant of PSUs and set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such PSUs, additional PSUs may be awarded or granted to a Participant, or a Participant may be entitled to be credited with additional PSUs, following the end of any performance period determined pursuant to section 3.1 in relation to any PSUs or at the time of vesting of any PSUs granted or awarded pursuant to section 3.1, which additional PSUs shall be fully vested when granted, unless otherwise determined by the Board or Committee.

5.3	Waiver of Vesting Criteria

Subject to section 6.4, the Board or Committee may, in its discretion, waive any restrictions with respect to vesting criteria, conditions, limitations or restrictions with respect to any PSUs granted or awarded to any Participant (including reducing or eliminating any Performance Period or Vesting Period originally determined) and may, in its discretion, at any time permit the acceleration of vesting of any or all PSUs or determine that any PSU has vested, in whole or in part, all in such manner and on such terms as may be approved by the Board or Committee, where in the opinion of the Board or Committee it is reasonable to do so and does not prejudice the rights of the Participant under the Plan.

ARTICLE 6
PAYMENT FOLLOWING VESTING

6.1	Payment Following Vesting
(a)	Subject to Article 7, following vesting of any PSU recorded in any Participant’s PSU Account, the Corporation will pay the Participant a payment in an amount equal to the number of such Vested PSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable or to be satisfied, as determined by the Committee:
(i)	by a lump sum payment in cash, net of all Applicable Tax Withholdings;
(ii)	subject to the shareholders of the Corporation approving this Plan, by applying all of such amount, net of all Applicable Tax Withholdings, to the purchase of Common Shares in accordance with section 6.2, provided that, notwithstanding any other provision of this Plan, this means of paying or satisfying the payment shall not be available with respect to any award or grant made to any Participant that is an SEC Officer at the time of the award or grant or that becomes an SEC Officer at any time prior to the time of payment; or
(iii)	subject to the shareholders of the Corporation approving this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3 hereof, and the rules, policies or requirements of any stock exchange on which the Common Shares are listed or quoted, by the issuance from treasury to the Participant of Common Shares in accordance with section 6.3.
(b)	Notwithstanding the foregoing, if at the date of vesting of any PSUs, a Participant or the Corporation may be in possession of undisclosed material information regarding the Corporation, or on such date of vesting, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant or the Corporation to trade in securities of the Corporation may be restricted, the Committee may, in its discretion, determine that the payment to be paid to any Participant in respect of any Vested PSUs shall be an amount equal to the number of Vested PSUs multiplied by the Fair Market Value of one Common Share as at such date (the “Valuation Date”), following the date of vesting, which is after the later of (i) the date on which the Participant or the Corporation is no longer in possession of material undisclosed information and (ii) the date on which the ability of the Participant or the Corporation to trade in securities of the Corporation is not restricted, as may be determined by the Committee.
(c)	The Committee may, at the time of any award or grant of PSUs under this Plan, or at any time thereafter, determine, subject to the provisions of section 6.1(a) and 6.3(a), and without prejudice to the discretion of the Committee pursuant to section 6.2(e) or 6.3(g), or otherwise in this Plan, whether payment of the amount referred to in section 6.1(a) is to be paid or satisfied (i) as contemplated in section 6.1(a)(i), (ii) as contemplated in section 6.1(a)(ii) or (iii) as contemplated in section 6.1(a)(iii) and may from time to time after any such determination, change such determination.

(d)	For greater certainty, and without limiting any other provisions hereof, including section 9.9, the Corporation shall be entitled to withhold, or cause to be withheld, and deduct, or cause to be deducted, from the amount payable pursuant to section 6.1(a) an amount that the Corporation estimates is equal to Applicable Tax Withholdings in respect of such payment, prior to the determination of the amount of such Applicable Tax Withholding, and pay or satisfy the balance of such payment to be applied in accordance with section 6.1 and section 6.2 or section 6.3, as applicable.
6.2	Purchase of Common Shares
(a)	Subject to section 6.4, the payment referred to in section 6.1(a)(ii), net of all Applicable Tax Withholding, is to be applied to the purchase of Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.
(b)	Without limiting the generality of the foregoing, such manner, and terms, referred to in section 6.2(a) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or the purchase of Common Shares, or the engagement of an investment dealer to purchase Common Shares on behalf of a Participant, which may include the holding of such Common Shares on behalf of a Participant and, if applicable, the indemnification of such person or investment dealer;
(ii)	all or any portion of any payment referred to in section 6.1(a) being paid in cash to such trustee or administrator, investment dealer, or other person as the Committee may direct, which may be acting as trustee or administrator or administrative agent for the purposes of this Plan, or acting on behalf of the Participant, or otherwise (or to an investment dealer engaged by any such trustee, administrator or other person) to be used by such trustee, administrator, investment dealer or other person to purchase, on behalf of the Participant, in the open market, Common Shares;
(iii)	a trustee, administrator, investment dealer or other person being instructed (A) to control the timing, amount and manner of purchases; (B) to use its best efforts to make purchases of Common Shares as contemplated in this section 6.2 at prevailing market prices; (C) that it may limit the daily volume of purchases of Common Shares or cause such purchases to be made over several trading days to the extent that such action may be considered necessary to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation; (D) where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same; and (E) to notify or report to the Corporation and the Participant regarding such purchases, which notice or report may include information regarding (I) the aggregate purchase price for Common Shares purchased on behalf of the Participant, (II) the purchase price per Common Share for each Common Share purchased on behalf of the Participant, (III) the amount of any related brokerage commission; and (IV) the settlement date for the purchase of the Common Shares purchased on behalf of the Participant;

(iv)	the Common Shares purchased pursuant to this section 6.2 on behalf of a Participant being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;
(v)	if after any trustee, administrator, investment dealer or other person that purchases Common Shares on behalf of a Participant pursuant to this section 6.2 applies the amount of any payment referred to in section 6.1(a) that is paid as contemplated in this section 6.2 to the purchase of whole Common Shares, any amount that remains shall be paid, net of any Applicable Tax Withholding, to the Participant or held or paid or dealt with, on behalf of the Participant, as the Committee may from time to time determine or approve;
(vi)	if any Common Shares purchased on behalf of a Participant pursuant to this section 6.2 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(vii)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(c)	Notwithstanding section 6.2(a) and (b), the Corporation shall be responsible for paying all brokerage commissions or similar fees in connection with purchases of shares pursuant to this section 6.2, but, unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2.

(d)	Unless the Committee otherwise determines:
(i)	the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholding, will be paid by the Corporation, on behalf of the Participant, to a broker or broker dealer designated by the Committee from time to time, or failing such designation, a broker or broker dealer selected by the Corporation, in either case, who is independent of the Corporation who is a member of, or otherwise qualified to purchase Common Shares on, the exchange on which the Common Shares are traded and are to be purchased in accordance with this provision, with instructions to purchase Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time), using such payment, net of Applicable Tax Withholding;
(ii)	the Corporation shall notify and provide the broker or broker dealer with directions with respect to the Participants on whose behalf any such payment is being made, and the amount of such payment applicable to such Participant;
(iii)	the Corporation shall request the broker or broker dealer to notify the Participant, and the Corporation, of (A) the aggregate purchase price for Common Shares purchased on behalf of the Participant; (B) the purchase price per Common Share; (C) the amount of the related brokerage commissions in respect of the purchases; and (D) the settlement date for the purchase or purchases of Common Shares, and request the broker or broker dealer to deliver to the Participant (or if applicable, the Participant’s Beneficiary), or as the Participant (or, if applicable, Beneficiary) may otherwise instruct, one or more certificates representing Common Shares purchased on behalf of the Participant, or, if instructed by the Participant (or, if applicable Beneficiary) credit such Common Shares to an account with the broker or broker dealer in the name of the Participant (and, if, after the broker or broker dealer applies the payment, net of Applicable Tax Withholding, to the purchase of whole Common Shares, as provided herein, any amount remains payable in respect of such Participant, the broker or broker dealer shall pay such amount in cash (net of any Applicable Tax Withholding) to the Participant (or the Participant’s Beneficiary, if applicable), as soon as practicable, and in any event within the time contemplated in section 6.4); and
(iv)	the purchases by the broker or broker dealer will be made in the open market through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) at the prevailing market prices and in accordance with the rules, policies of the exchange, at the broker or broker dealer’s discretion, and the broker or broker dealer shall be entitled to control the time, amount and manner of purchases; provided that the broker or broker dealer shall, in its discretion, be entitled to limit the daily volume of purchases of Common Shares or cause such purchases to be made over several trading days to the extent such action may be considered necessary or desirable to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation and entitled, where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same.
(e)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.2, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(ii) shall not be applied to the purchase of Common Shares on behalf of any Participant, including, without limitation, if the Committee is not satisfied that such purchase will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(ii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholding.
(f)	Notwithstanding the other provisions of this section 6.2, in the event the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholding, is paid to any trustee, administrator, administrative agent or other person to make purchases of Common Shares on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive such funds as nominee and agent on behalf of the Participant, and if any Common Shares purchased pursuant to this section 6.2 are held by a trustee, administrator or administrative agent or other person following such purchase, such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.
6.3	Issuance of Common Shares
(a)	Notwithstanding section 6.1(a), and the other provisions of this section 6.3, no Common Shares shall be issued pursuant to this section 6.3, unless:
(i)	this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under this section 6.3, has been approved by shareholders of the Corporation; and
(ii)	the number of Common Shares to be issued will not result in the restrictions referred to in section 6.3(i), (l) or (m) being contravened.
(b)	Subject to section 6.3(a) and section 6.4, the payment referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings, is to be paid or satisfied by the application of the amount referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings (the “Net Payment Amount”) to the subscription by the Participant for, and issuance by the Corporation to the Participant of, Common Shares at an issue price per share equal to the Fair Market Value of one Common Share as at the date of vesting (or, if section 6.1(b) is applicable, the Fair Market Value of one Common Share as at the Valuation Date determined pursuant to section 6.1(b)). The number of Common Shares to be so issued shall be equal to the whole number of Common Shares that is determined by dividing the Net Payment Amount by the Fair Market Value of one Common Share as contemplated in this section 6.3(b). Where dividing the Net Payment Amount by such Fair Market Value would otherwise result in a fraction of a Common Share potentially being required to be issued, the number of Common Shares to be issued shall be rounded down to the next whole number of Common Shares. No fractional Common Shares shall be issued and any fractional share entitlement will be satisfied by a cash payment to the Participant in an amount equal to such fractional share entitlement multiplied by the Fair Market Value of one Common Share as contemplated in this section 6.3(b). Common Shares issued by the Corporation pursuant to this section 6.3 shall be considered fully paid in consideration of application of the Net Payment Amount, less any cash payment in respect of any fractional share entitlement as contemplated in this section 6.3(b), to the subscription by the Participant for Common Shares issued at an issue price equal to the Fair Market Value of one Common Share as contemplated in this section 6.3(b).
(c)	Subject to the provisions of sections 6.3(a) and (b), Common Shares issued pursuant to this section 6.3 are to be issued in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.

(d)	Without limiting the generality of the foregoing, such manner, and terms, referred to in section 6.3(c) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or holding of Common Shares issued pursuant to this section 6.3 on behalf of a Participant, and, if applicable, the indemnification of such person;
(ii)	the Common Shares issued pursuant to this section 6.3 being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;
(iii)	if any Common Shares issued pursuant to this section 6.3 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(iv)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares issued pursuant to this section 6.3 and held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(e)	Notwithstanding section 6.3(c) and (d), unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been issued pursuant to section 6.3.
(f)	Unless the Committee otherwise determines, Common Shares issued pursuant to this section 6.3 shall be issued to the Participant (or, if applicable, the Participant’s Beneficiary) and one or more certificates representing the Common Shares so issued shall be delivered to the Participant (or, if applicable, the Participant’s Beneficiary), or, if the Participant (or, if applicable, the Participant’s Beneficiary) may so direct, to the investment dealer for the

Participant (or, if applicable, the Participant’s Beneficiary) as the Participant (or, if applicable, the Participant’s Beneficiary) may direct, which is acceptable to the Corporation, acting reasonably.
(g)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.3, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(iii) shall not be paid or satisfied by the issuance of Common Shares, pursuant to this section 6.3, including, without limitation, if the Committee is not satisfied that such issuance will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(iii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.
(h)	Notwithstanding the other provisions of this section 6.3, in the event Common Shares issued pursuant to this section 6.3 are to be held by any trustee, administrator, administrative agent or other person on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive and hold such Common Shares as nominee and agent on behalf of the Participant, and such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.
(i)	The aggregate maximum number of Common Shares that may be issued pursuant to this Plan and the Employee Performance Plan, is 1,000,000 Common Shares, subject to the adjustment of such maximum number as provided in section 4.3(a).
(j)	The Board will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under this section 6.3 and may from time to time reserve for allotment out of the unissued Common Shares such number of Common Shares as the Committee may from time to time estimate or determine is the number of Common Shares that may be issued under this section 6.3.
(k)	For greater certainty, nothing in this Plan shall be construed as to confer on any Participant any rights as a shareholder of the Corporation with respect to any Common Shares which may be reserved for issuance under this section 6.3. A Participant will only have rights as a shareholder of the Corporation with respect to Common Shares that are issued to the Participant pursuant to and in accordance with the provisions of this section 6.3 or which are acquired by or on behalf of the Participant pursuant to and in accordance with the provisions of section 6.2.
(l)	The number of Common Shares issuable to Insiders, at any time, pursuant to (i) this Plan, or (ii) any other Securities Compensation Arrangement, including (A) the Stock Option Plan, and (B) the Employee Performance Share Unit Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(m)	The number of Common Shares issued to Insiders, within any one year period, under any (i) this Plan, and (ii) any other Securities Compensation Arrangement, including (A) the Employee Performance Share Unit Plan and (B) the Stock Option Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(n)	No Common Shares may be issued or reserved for issuance under this Plan to any non-employee director of the Corporation.

6.4	Restriction

For greater certainty, no terms or conditions determined by the Board or the Committee pursuant to section 3.1 or 3.2 may have the effect of causing payment of the value of a PSU to a Participant, or the personal representatives of a Participant, after December 31 of the third calendar year following the calendar year in respect of which such PSU (or, in the case of any additional PSU credited pursuant to section 4.2 or section 5.2, the PSU in respect of which such additional PSU was credited) was granted or awarded.

6.5	Time of Payment

Subject to section 6.4, amounts payable pursuant to section 6.1 will be paid as soon as practicable following the end of the month in which the PSUs vest after the Corporation has determined the number of PSUs that have vested. Notwithstanding the foregoing, if payment of any amount pursuant to this section 6.5 would otherwise occur at any time during which a Participant may be in possession of undisclosed material information regarding the Corporation, or at any time during which, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant to trade in securities of the Corporation may be restricted, unless the Committee otherwise determines, payment will be postponed to the date which is five days after the later of (i) the date on which the Participant is no longer in possession of material undisclosed information or (ii) the date on which the ability of the Participant to trade in securities of the Corporation is not restricted.

6.6	U.S. Participants
(a)	It is intended that this Plan, and PSUs granted hereunder, and payments made pursuant to this Plan, shall comply with, or qualify for an exemption from, the requirements of Section 409A and shall be construed consistently therewith and interpreted in a manner consistent with that intention. Notwithstanding anything to the contrary in this Plan, all payments with respect to PSUs granted to a U.S. Participant that are intended to be exempt from Section 409A as short term deferrals pursuant to Treas. Reg. Section 1.409A-1(b)(4) will be made no later than the 15th day of the third month after the taxation year of the Corporation in which such PSUs no longer are subject to a substantial risk of forfeiture.
(b)	PSUs granted to U.S. Participants that are subject to Section 409A will be governed by the following provisions. Except as otherwise provided in Section 7.8 of the Plan regarding a Participant’s termination of employment in connection with or following a Change in Control, unless otherwise provided in an applicable Grant Agreement, payments with respect to PSUs will be settled and paid out as soon as practicable following the last day of the Vesting Period, and in all cases by the later of 1) December 31st of the calendar year in which the last day of the Vesting Period occurs, and 2) the 15th day of the third month following the last day of the Vesting Period. References in Section 7.8 of the Plan to a Participant’s termination of employment or similar language shall mean a Participant’s separation from service as defined under Section 409A. Notwithstanding anything to the contrary in Section 7.8, if a U.S. Participant is a specified employee within the meaning of Section 409A at the time of the U.S. Participant’s separation from service, any payment with respect to PSUs pursuant to Section 7.8 of the Plan that otherwise would be paid prior to the end of six months following such Participant’s separation from service will be delayed, and instead will be paid on the first day of the seventh month following the date of the Participant’s separation from service.
(c)	Subject to section 6.6(d), the Committee will not, pursuant to section 5.3, waive any restrictions with respect to vesting criteria, limitations or restrictions in respect of any PSUs granted to any U.S. Participant that, absent such waiver, would not vest prior to the Participant ceasing to be an Employee, where, to the knowledge of the Committee, absent such waiver, this Plan, the PSUs granted to any U.S. Participant, and any payment to be made pursuant to this Plan in respect thereof, would comply with, or qualify for an exemption from, the requirements of Section 409A, but would not, as a result of such waiver comply with, or qualify for an exemption from, the requirements of Section 409A.

(d)	Notwithstanding the foregoing, or any other provision of this Plan, and without limiting the generality of section 9.7(b), the Corporation and its Affiliates make no undertaking to preclude Section 409A from applying to this Plan or any PSUs granted hereunder, and none of the Corporation, any of its Affiliates, the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation or any Affiliate shall have any liability to any U.S. Participant, or any Beneficiary or other person, if any PSU that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant, or for any action taken by the Committee pursuant to the provisions of this Plan, including, without limitation, sections 5.3, 6.1, 6.2 or 6.3, and have no liability to any Participant for any taxes, interest or penalties resulting from any non-compliance with the requirements of Section 409A, and without limiting the generality of section 9.9, U.S. Participants (and their Beneficiaries and legal representatives) shall at all times be solely responsible for payment of all taxes, interest and penalties under Section 409A or as a result of any non-compliance with the requirements of Section 409A.

ARTICLE 7
TERMINATION OR CHANGE OF CONTROL

7.1	Termination Without Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment with the Corporation or an Affiliate other than for Cause, including termination by the Corporation or an Affiliate of the Corporation of a Participant’s employment (i) following the making of a declaration of a court of competent jurisdiction that the Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity or the appointment of a committee to manage such Participant’s affairs, or (ii) following the Participant becoming substantially unable, by reason of a condition of physical or mental health, for a period of three consecutive months or more, or at different times for more than six months in any one calendar year, to perform the duties of the Participant’s position, all unvested Performance Share Units recorded in such Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of the Participant (and, if applicable, any PSUs referred to in section 5.2 credited to the Participant’s PSU Account after such last day of active employment in relation to any PSUs recorded in such Participant’s PSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant, provided that the payment provided pursuant to section 6.1 shall be prorated to reflect the percentage of the Vesting Period which the period, commencing on the Grant Date and ending on the last day of active employment of such Participant, bears to the Vesting Period.

For purposes of the calculation in section 7.1(b), if the last day of active employment occurs other than on the last day of any month, it shall be deemed to have occurred as of the last day of the month during which the last day of active employment occurred. In addition, as contemplated in section 7.6, except as may be otherwise determined by the Board or the Committee, any Period of Absence during any Vesting Period, prior to the date of termination of the Participant’s employment with the Corporation or an Affiliate, shall be considered as active employment for the purposes of section 7.1(b).

7.2	Termination with Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment for Cause:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forefeited and cancelled without payment.
7.3	Resignation

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the voluntary termination by any Participant of such Participant’s employment with the Corporation or an Affiliate other than as a result of the retirement of the Participant in accordance with the normal retirement policy of the Corporation (or, if applicable, an Affiliate):

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.
7.4	Retirement

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by any Participant of such Participant’s employment with the Corporation or an Affiliate as a result of the Retirement of the Participant, all unvested PSUs recorded in the Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of the Participant (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after such last day of active employment in relation to any PSUs recorded in such Participant’s PSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant.

7.5	Death

Except as otherwise determined by the Board or Committee from time to time, in its sole discretion, in the event of termination of a Participant’s employment with the Corporation or an Affiliate as a result of the death of the Participant, all unvested PSUs recorded in the Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Beneficiary or legal representatives of the Participant will be entitled to receive payment pursuant to the provision of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the date of death that had vested as at the date of death;
(b)	the Beneficiary or legal representative of the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the date of death (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after the date of death in relation to any PSUs recorded in such Participant’s PSU Account as at the date of death) that vest after the date of death; and
(c)	notwithstanding section 6.1, in respect of all PSUs recorded in such Participant’s PSU Account as at the date of death that had vested as at the date of death, and all PSUs recorded in the Participant’s PSU Account as at the date of death (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after the date of death in relation to any PSUs recorded in such Participant’s PSU Account as at the date of death) that vest after the date of death, the Participant will be entitled to receive a cash payment in an amount equal to the number of such Vested PSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, subject to the provisions of section 6.1(b), payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.
7.6	Periods of Absence

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event that during any Vesting Period for any unvested PSUs recorded in any Participant’s PSU Account a Participant experiences one or more Periods of Absence, whether or not the Participant receives salary from the Corporation or an Affiliate during such Period of Absence, subject to the provisions of section 7.1, 7.2, 7.3, 7.4, 7.5 or 7.7, any Period of Absence during any Vesting Period shall be considered as active employment for the purposes of Article 6 and this Article 7, and all unvested PSUs recorded in such Participant’s PSU Account shall continue to vest as contemplated in this Plan and the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account that vest as provided in the Plan.

7.7	Transfer of Employment

A Participant ceasing to be an employee of the Corporation or of an Affiliate shall not be considered a termination of employment for the purposes of this Plan so long as the Participant continues to be an employee of the Corporation or of an Affiliate.

7.8	Change of Control

If a Participant’s employment with the Corporation or an Affiliate is terminated (i) by the Corporation or Affiliate, other than for Cause, upon a Change of Control or within two years following a Change of Control, or (ii) by the Participant for Good Reason upon a Change of Control or within one year following a Change of Control:

(a)	each Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all Vested PSUs recorded in the Participant’s PSU Account as at the date of such termination of employment (before giving effect to section 7.8(b)) and
(b)	notwithstanding section 5.1 or any determination made pursuant to section 5.2, all PSUs recorded in the PSU Account of each Participant as at the date of the termination of employment shall vest as at such date and the provisions of Article 6 shall not apply in respect of such PSUs and the Corporation will pay to such Participant a cash payment in the amount equal to the number of such Vested PSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable by a lump sum payment in cash, net of all Applicable Tax Withholding, directly to the Participant, within 30 days of the date of the termination.

For greater certainty, in the event that the vesting criteria in respect of any PSUs that have not vested as at the date of such termination include provisions for the possible vesting of greater than 100% of the number of PSUs awarded in certain circumstances, unless the Committee otherwise determines, the number of PSUs vesting pursuant to section 7.8(b) will be limited to 100% of the number of unvested PSUs recorded in the PSU Account of each Participant as at the date of the termination.

ARTICLE 8
NO RIGHTS AS SHAREHOLDER

8.1	No Rights as holder of Common Shares

For greater certainty, nothing in this Plan, the Board Guidelines, the Committee Guidelines, any Grant Agreement or Grant Letter, nor any election made pursuant to this Plan nor any action taken hereunder shall confer on any Participant any claim or right to be issued Common Shares, on account of PSUs credited to the Participant’s PSU Account or otherwise, and under no circumstances will PSUs confer on any Participant any of the rights or privileges of a holder of Common Shares including, without limitation, the right to exercise any voting rights, dividend entitlement, rights of liquidation or other rights attaching to ownership of Common Shares. For greater certainty, unless the Board or Committee otherwise determines, the PSUs shall be considered equivalent to Common Shares for purposes of determining whether a Participant is complying with or satisfying any share ownership guidelines that may be adopted by the Board or any committee of the Board from time to time.

ARTICLE 9
ADMINISTRATION OF PLAN

9.1	Administration

Unless otherwise determined by the Board or as otherwise specified herein:

(a)	this Plan will be administered by the Committee; and
(b)	subject to section 6.4, the Committee will have full power and authority to administer this Plan and exercise all the powers and authorities granted to it under this Plan or which it, in its discretion, considers necessary or desirable in the administration of this Plan, including, but not limited to, the authority to:
(i)	construe and interpret any provision hereof and decide all questions of fact arising in connection with such construction and interpretation; and
(ii)	make such determinations and take all steps and actions as may be directed or permitted by this Plan and take such actions or steps in connection with the administration of this Plan as the Committee, in its discretion, may consider or determine are necessary or desirable.
9.2	Delegation
(a)	The Committee, in its discretion, may delegate or sub-delegate to the Corporation, any director, officer or employee of the Corporation or any third party service provider which may be retained from time to time by the Corporation, such powers and authorities to administer this Plan and powers and authorities and responsibilities in connection with the administration of this Plan or administrative functions under this Plan and to act on behalf of the Committee and in accordance with the determinations of the Committee and Committee Guidelines to administer this Plan and implement decisions of the Committee and the Board as the Committee may consider desirable and determine the scope of such delegation or sub-delegation in its discretion.
(b)	Subject to the power and authority of the Board or Committee as set out herein, and any Board Guidelines or Committee Guidelines from time to time established and in effect, the executive officers of the Corporation shall have power and authority to administer this Plan, under the authority of the Committee, as its delegate, and have power to make recommendations to the Committee in the exercise of its powers and authority hereunder.
9.3	Employment of Agents

The Corporation may from time to time employ persons to render advice with respect to this Plan and appoint or engage accountants, lawyers or other agents, including any third party service provider or personnel it may consider necessary or desirable for the proper administration of this Plan. Without limiting the generality of the foregoing, the Corporation may appoint or engage any administrator or administrative agent as the Committee may approve from time to time to assist in the administration of this Plan and to provide record keeping, statement distribution and communication support for this Plan.

9.4	Record Keeping

The Corporation shall keep, or cause to be kept, accurate records of all transactions hereunder in respect of Participants and PSUs credited to any Participant’s PSU Account. The Corporation may periodically make or cause to be made appropriate reports to each Participant concerning the status of the Participant’s PSU Account in such manner as the Committee may determine or approve and including such matters as the Committee may determine or approve from time or as otherwise may be required by Applicable Laws.

9.5	Board Guidelines

The Board, in its discretion, may from time to time adopt, establish, approve, amend, suspend, rescind, repeal or waive such rules, regulations, policies, guidelines and conditions (“Board Guidelines”) in relation to the administration of this Plan as the Board, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws.

9.6	Committee Guidelines

Subject to the exercise by the Board of the powers and authority of the Board as set out herein, and the Board Guidelines from time to time established and in effect, the Committee may from time to time adopt, establish, amend, suspend, rescind or waive such rules, regulations, policies, guidelines and conditions (“Committee Guidelines”) for the administration of this Plan, including prescribing, specifying or approving forms or documents relating to this Plan, as the Committee, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws, including, without limitation, in order to comply with the requirements of this Plan or any Board Guidelines or in order to conform to any law or regulation or to any change in any law or regulation applicable to this Plan.

9.7	Interpretation and Liability
(a)	Any questions arising as to the interpretation and administration of this Plan may be determined by the Committee. Absent manifest error, the Committee’s interpretation of this Plan, and any determination or decision by the Board or the Committee and all actions taken by the Board or the Committee or any person to whom the Committee may delegate administrative duties and powers hereunder, pursuant to the powers vested in them, shall be conclusive and binding on all parties concerned, including the Corporation and each Participant and his or her Beneficiaries and legal representatives. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as the Committee may determine is necessary or advisable. The Committee may as to all questions of accounting rely conclusively upon any determinations made by the auditors or accountants of the Corporation.

(b)	Neither the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation, nor any third party service provider which may be retained from time to time by the Corporation in connection with the administration of this Plan or administrative functions under this Plan, nor any officer, employee, agent or other representative of any such service provider, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan and the Board, the Committee, their members and the officers and employees and agents and other representatives of the Corporation and any such third party service provider (and any agents or nominees thereof) shall be entitled to indemnification by the Corporation in respect of any claim, loss, damage or expense (including legal fees and disbursements) arising therefrom to the fullest extent permitted by laws.
9.8	Legal Compliance
(a)	The administration of this Plan, including, without limitation, crediting of PSUs and payment or satisfaction of PSUs, purchase of Common Shares pursuant to section 6.2, and, if applicable, issuance of Common Shares pursuant to section 6.3, shall be subject to compliance with Applicable Laws.
(b)	Without limiting the generality of the foregoing or any other provision hereof, the Corporation may require such documentation or information from Participants, and take such actions (including disclosing or providing such documentation or information to others), as the Committee or any executive officer of the Corporation may from time to time determine are necessary or desirable to ensure compliance with all applicable laws and legal requirements, including all Applicable Laws and any applicable provisions of the Income Tax Act (Canada), the United States Internal Revenue Code of the United States of America and the rules and authority thereunder, or income tax legislation of any other jurisdiction, as the same may from time to time be amended, the terms of this Plan and any agreement, indenture or other instrument to which the Corporation is subject or is a party.
(c)	Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by executing any Grant Agreement or Grant Letter) that the Participant will, at all times, act in strict compliance with Applicable Laws and all other rules and policies of the Corporation, including any insider trading policy of the Corporation in effect at the relevant time, applicable to the Participant in connection with this Plan and will furnish to the Corporation all information and documentation or undertakings as may be required to permit compliance with Applicable Laws.
(d)	The purchase of any Common Shares on behalf of any Participant pursuant to the provisions of this Plan, and the issuance of any Common Shares pursuant to the provisions of this Plan, shall be subject to the requirement that, if at any time the Committee, or legal counsel to the Corporation, determines that the registration, listing or qualification of Common Shares to be issued pursuant to the provisions of this Plan or purchased pursuant to the provisions of this Plan upon any securities exchange or under any Canadian or foreign federal, state, provincial, local or other law, or the consent or approval of any governmental regulatory body, or securities exchange, is necessary or desirable as a condition of, or in connection with, the award of any PSUs, the purchase of Common Shares in relation thereto pursuant to section 6.2, the issuance of any Common Shares pursuant to section 6.3, or any transfer of Common Shares which may be held by or on behalf of a Participant, the Committee may, by notice to any Participant, impose a requirement that no Common Shares may purchased pursuant to section 6.2, or issued pursuant to section 6.3, or that no Common Shares which may be acquired by or on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3 in connection with any PSUs may be sold or transferred, unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. If Common Shares may not be purchased under section 6.2 or issued pursuant to section 6.3 as provided in this section 9.8(d), then the payment required to be made pursuant to section 6.1 that is not applied to purchase Common Shares pursuant to section 6.2 or satisfied by the issuance of Common Shares pursuant to section 6.3, shall be paid by a lump sum payment in cash, net of Applicable Tax Withholding. The Corporation may from time to time take such steps as the Committee may from time to time determine are necessary or desirable to restrict transferability of any Common Shares that may be acquired by or on behalf of any Participant pursuant to section 6.2 or issued pursuant to section 6.3, in order to ensure compliance with Applicable Laws, including the endorsement of a legend on any certificate representing Common Shares so acquired or issued to the effect that the transferability of such Common Shares is restricted. Nothing herein shall be deemed to require the Corporation to take any action, or refrain from taking any action or to apply for or to obtain any registration, listing, qualification, consent or approval in order to comply with any condition of any law or regulation applicable to the purchase of any Common Shares under section 6.2 or issuance of any Common Shares under section 6.3.
(e)	Without limiting the generality of the foregoing, to the extent possible, Applicable Laws may impose reporting or other obligations on the Corporation or Participants in relation to this Plan, which requirements may, for example, require the Corporation or Participants to identify holders of PSUs, or report the interest of Participants in PSUs. In addition, to assist Participants with their reporting obligations and to communicate information about awards to the market, the Corporation may (but shall not be obliged to) disclose the existence and material terms of this Plan and PSUs credited hereunder in information circulars or other publicly filed documents and file issuer grant reports in respect of awards of PSUs pursuant to insider reporting requirements under Applicable Laws.
(f)	Each Participant shall provide the Corporation with all information (including personal information) and undertakings as may be required in connection with the administration of this Plan and compliance with Applicable Laws and applicable provisions of income tax laws. The Corporation may from time to time disclose or provide access to such information to any administrator or administrative agent or other third party service provider that may be retained from time to time by the Corporation, in connection with the administration of this Plan or administrative functions under this Plan and, by participating in this Plan, each Participant acknowledges, agrees and consents to information being disclosed or provided to others as contemplated in this section 9.8.
9.9	Compliance with Income Tax Requirements
(a)	In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Participant shall comply with all provisions and requirements of any income tax legislation or regulations of any jurisdiction which may be applicable to the Corporation or Participant, as the case may be.
(b)	The Corporation and, if applicable, Affiliates, may withhold, or cause to be withheld, and deduct, or cause to be deducted, from any payment to be made under this Plan, or any other amount payable to a Participant, a sufficient amount to cover withholding of any taxes required to be withheld by any Canadian or foreign federal, provincial, state or local taxing authorities or other amounts required by law to be withheld in relation to awards and payments contemplated in this Plan.
(c)	The Corporation may adopt and apply such rules and requirements and may take such other action as the Board or Committee may consider necessary, desirable or advisable to enable the Corporation and Affiliates and any third party service provider (and their agents and nominees) and any Participant to comply with all federal, provincial, foreign, state or local laws and obligations relating to the withholding of tax or other levies or compensation and pay or satisfy obligations relating to the withholding or other tax obligations in relation to PSUs (including Dividend Equivalents), distributions or payments contemplated under this Plan.
(d)	Each Participant (or the Participant’s Beneficiary or legal representatives) shall bear any and all income or other tax imposed on amounts paid or distributed to the Participant (or the Participant’s Beneficiary or legal representatives) under this Plan. Each Participant (or the Participant’s Beneficiary or legal representatives) shall be responsible for reporting and paying all income and other taxes applicable to or payable in respect of PSUs credited to the Participant’s PSU Account (including PSUs credited as Dividend Equivalents) and transactions involving Common Shares which may be purchased pursuant to section 6.2 or issued pursuant to section 6.3 and held by any trustee, administrator, broker or other person on the Participant’s behalf, or distributions in respect thereof, including, without limitation, any taxes payable on (i) any transfer of Common Shares held on behalf of the Participant to the Participant; (ii) distributions paid on Common Shares held by or on behalf of the Participant; and (iii) the sale or other disposition of Common Shares held by or on behalf of the Participant.
(e)	Notwithstanding any other provision of this Plan, any Board Guidelines or Committee Guidelines or any Grant Agreement or Grant Letter or any election made pursuant to this Plan, the Corporation does not assume any responsibility for the income or other tax consequences for Participants under this Plan or in respect of amounts paid to any Participant (or the Participant’s Beneficiary or legal representatives) under this Plan.
(f)	If the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan. Without limiting the generality of the foregoing, if the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require that (i) any certificate representing Common Shares to which a Participant is entitled upon the purchase of Common Shares pursuant to section 6.2 or issuance of Common Shares pursuant to section 6.3 be delivered to the Corporation as security for the payment of any obligation contemplated in this section 9.8, (ii) any Common Shares (and share certificates representing such shares) purchased pursuant to section 6.2 or issued pursuant to section 6.3 having a fair market value at the date of purchase of such Common Shares which is equal to the obligations contemplated in this section 9.8, be retained by or delivered to the Corporation, with authority of the Corporation to sell such Common Shares in order to satisfy the obligations contemplated under this section 9.8, or (iii) any broker, broker dealer, trustee, administrator, administrative agent or other person purchasing Common Shares on behalf of a Participant pursuant to section 6.2 to sell a number of such Common Shares sufficient to realize an amount sufficient to pay any obligation contemplated in this section 9.8, and to withhold from the proceeds realized from such sale, or any other sale of any Common Shares acquired pursuant to section 6.2 on behalf of the Participant, an amount sufficient to satisfy the obligations referred to in this section 9.8, and to pay such amount to the Corporation.
(g)	If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Participant (or the Participant’s Beneficiary or legal representatives) shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.
(h)	The obligations of the Corporation to make any payment under this Plan shall be subject to currency or other restrictions imposed by any government or under any applicable laws.

9.10	Unfunded Obligation

The obligation to make payments that may be required to be made under this Plan will be an unfunded and unsecured obligation of the Corporation. This Plan, or any provision hereunder, shall not create (or be construed to create) any trust or other obligation to fund or secure amounts payable under this Plan in whole or in part and shall not establish any fiduciary relationship between the Corporation (or the Board, the Committee, or any other person) and any Participant or any other person. Any liability of the Corporation to any Participant with respect to any payment required to be made under this Plan shall constitute a general, unfunded, unsecured obligation, payable solely out of the general assets of the Corporation, and no term or provision in this Plan, the Board Guidelines, the Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed to give any person any security, interest, lien or claim against any specific asset of the Corporation. To the extent any person, including a Participant, holds any rights under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

9.11	Amendment, Suspension, Termination
(a)	Subject to sections 6.4, 6.6, and 9.11(b), the Board or Committee may from time to time amend this Plan in any manner without the consent or approval of any Participant and, subject to section 9.11(e) without the consent or approval of shareholders of the Corporation. For greater certainty, without limiting the generality of the foregoing, the Board or Committee may amend this Plan as they consider necessary or appropriate to ensure this Plan continues to comply with Section 409A and the guidance thereunder. Amendments to this Plan that affect the issuance or potential issuance of Common Shares from treasury, including, without limitation amendments to section 6.3 hereof, must be approved by at least a majority of the Board. Notwithstanding any other provision of this Plan, no consent to any amendment, suspension or termination of this Plan that adversely affects PSUs previously credited to a U.S. Participant under Section 409A shall be required if such amendment, suspension or termination is considered by the Committee, on the advice of counsel, to be necessary or desirable to avoid adverse U.S. tax consequences to the U.S. Participant. No provisions of this Plan nor amendment to this Plan may permit the acceleration of payments under this Plan to any U.S. Participant contrary to the provisions of Section 409A.
(b)	Unless required by Applicable Laws, no amendment contemplated in section 9.11(a) shall adversely affect the rights of any Participant at the time of such amendment with respect to PSUs credited to such Participant’s PSU Account at the time of such amendment without the consent of the affected Participant. Subject to sections 6.4 and 6.6, the Board or Committee may from time to time in its discretion, with the consent of a Participant, amend, vary, modify or in any other way change the entitlement of that Participant or any provisions of this Plan as applicable to that Participant.
(c)	The Board or Committee may at any time and from time to time suspend, in whole or in part, or terminate, this Plan.
(d)	If the Board or Committee terminates this Plan, no new PSUs will be credited to any Participant, but previously credited PSUs shall remain outstanding, be entitled to Dividend Equivalents as provided under section 4.2, and be paid in accordance with the terms and conditions of this Plan existing at the time of termination. This Plan will finally cease to operate for all purposes when the last remaining Participant receives payment in satisfaction of all PSUs recorded in such Participant’s PSU Account, or such PSUs terminate as a result of not vesting, provided that, in the event that any Common Shares have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant and are subject to any terms or conditions determined or approved by the Committee pursuant to section 6.2 or 6.3, such terms or conditions shall survive such termination and continue in force and effect notwithstanding such termination. The full powers of the Board and the Committee as provided for in this Plan will survive the termination of this Plan until the last remaining Participant receives payment in satisfaction of all PSUs recorded in such Participant’s PSU Account, or such PSUs terminate as a result of not vesting and any Common Shares that may have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant which are subject to any terms or conditions determined or approved pursuant to section 6.2 or 6.3 are no longer subject to such terms or conditions.
(e)	If this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3, is approved by shareholders of the Corporation, any amendment of this Plan to:
(i)	reduce the issue or purchase price for Common Shares issuable under this Plan;
(ii)	extend the term of any PSUs held under this Plan where such PSUs entitle or potentially entitle the holder to be issued Common Shares from treasury under this Plan;
(iii)	amend or remove the limits set out in sections 6.3(l) or (m);
(iv)	increase the maximum number of Common Shares issuable as set out in section 6.3(i);
(v)	permit non-employee directors to participate in this Plan and be entitled or potentially entitled to be issued Common Shares from treasury under this Plan;
(vi)	permit assignment or transfer of rights or interests under this Plan to be entitled or potentially entitled to be issued Common Shares from treasury under this Plan (subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant);
(vii)	amend this section 9.11(e); or
(viii)	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the Common Shares may be listed or posted for trading;

may not be made without approval of shareholders of the Corporation.

9.12	Costs

Unless otherwise determined by the Board or Committee, the Corporation will be responsible for all costs relating to the administration of this Plan. For greater certainty and unless otherwise determined by the Committee, a Participant shall be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3.

9.13	No Assignment
(a)	Subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant as expressly set out herein, unless the Board or Committee specifically determines otherwise, no Participant may assign or transfer any right or interest under this Plan or any right to payment or benefit under this Plan or any PSUs granted hereunder, whether voluntarily or involuntarily, by operation of law (including in the event of bankruptcy or insolvency) or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except to the extent otherwise required by Applicable Laws, and except by will or by the laws of succession or descent and distribution. Except as required by law, the right to receive a payment or benefit under this Plan is not capable of being subject to attachment or legal process for the payment of any debts or obligations or any Participant.

(b)	Except as hereafter provided, during the lifetime of a Participant, amounts payable under this Plan to a Participant shall be payable only to such Participant. In the event of death of a Participant, any amount payable under this Plan pursuant to section 7.5 shall be paid to the Beneficiaries or personal representatives of such Participant and any such payment shall be a complete discharge of the Corporation therefor. In the event a Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity, any amount payable under this Plan may be paid to the person charged or appointed by law to administer the Participant’s affairs.

Appendix C: Employee PSU Plan

RITCHIE BROS. AUCTIONEERS INCORPORATED

EMPLOYEE PERFORMANCE SHARE UNIT PLAN
(March 2015)

ARTICLE 1
PURPOSE

1.1	Purpose

The purposes of this Performance Share Unit Plan (the “Plan”) are to: (a) enhance the Corporation’s ability to provide longer term incentive compensation to Participants which is linked to performance of the Corporation and not dilutive to shareholders, (b) assist the Corporation in attracting, retaining and motivating the Participants; (c) provide incentives and motivation for Participants through equity-based incentives that link compensation with the value of the Corporation’s Common Shares; and (d) promote a closer alignment of interests between Participants and the shareholders of the Corporation by associating a portion of Participants’ compensation with the Corporation’s Common Share price or returns, or results achieved by the Corporation over the medium term, that promote and recognize the success and growth of the Corporation and assist in creating value for shareholders of the Corporation.

ARTICLE 2
INTERPRETATION

2.1	Definitions

In and for the purposes of this Plan, except as otherwise expressly provided:

“Affiliate” means any corporation, partnership or other entity in which the Corporation, directly or indirectly, has a majority ownership interest.

“Applicable Laws” means all corporate, securities or other laws (whether Canadian or foreign, federal, provincial or state) applicable to the Corporation in relation to the implementation and administration of this Plan and the matters contemplated herein.

“Applicable Tax Withholdings” means any and all taxes and other source deductions or other amounts which the Corporation or any Affiliate is required by law to withhold or deduct in respect of any amount or amounts to be paid or credited under this Plan.

“Beneficiary” of any Participant means, subject to any Applicable Laws, an individual who, on the date of the Participant’s death, has been designated by the Participant to receive benefits payable under this Plan following the death of the Participant, either in a Grant Agreement or in such other form as may be approved for such purpose by the Committee or the Corporation, or, where no such designation is validly in effect at the time of death of a Participant, or if no such individual validly designated survives the Participant until payment of benefits payable under this Plan in respect of PSUs credited to the Participant’s PSU Account, the legal representative (an administrator, executor, committee or other like person) of the Participant.

“Board” means the board of directors of the Corporation.

“Board Guidelines” has the meaning defined in section 9.5.

“Business Day” means a day which is not a Saturday or Sunday or a day observed as a holiday under the laws of the Province of British Columbia.

“Cause” for the purposes of the Plan, notwithstanding the terms of any agreement between the Corporation or an Affiliate and any Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to any Participant, means the wilful and continued failure by a Participant to substantially perform, or otherwise properly carry out, the Participant’s duties on behalf of the Corporation or an Affiliate, or to follow, in any material respect, the lawful policies, procedures, instructions or directions of the Corporation or any applicable Affiliate (other than any such failure resulting from the Participant’s Disability or incapacity due to physical or mental illness), or the Participant wilfully or intentionally engaging in illegal or fraudulent conduct, financial impropriety, intentional dishonesty, breach of duty of loyalty or any similar intentional act which is materially injurious to the Corporation, or which may have the effect of materially injuring the reputation, business or business relationships of the Corporation or an Affiliate, or any other act or omission constituting cause for termination of employment without notice or pay in lieu of notice at common law. For the purposes of this definition, no act, or failure to act, on the part of a Participant shall be considered “wilful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omissions were in, or not opposed to, the best interests of the Corporation and its Affiliates.

“Committee” means the Compensation Committee and any committee of the Board which may subsequently be established or designated for this purpose and to which the Board delegates administration of this Plan, provided that if the Compensation Committee ceases to exist, without any successor committee coming into existence, “Committee” shall mean the Board.

“Committee Guidelines” has the meaning defined in section 9.6.

“Common Shares” means common shares in the capital of the Corporation.

“Corporation” means Ritchie Bros. Auctioneers Incorporated.

“Disability” in respect of any Participant, for the purposes of this Plan, means any physical or mental incapacity of the Participant that prevents the Participant from substantially fulfilling the Participant’s duties and responsibilities on behalf of the Corporation, or, if applicable, an Affiliate, or the Participant, to a substantial degree, being unable, due to illness, disease, affliction, mental or physical disability or incapacity or similar cause, to fulfill the Participant’s duties and responsibilities as an employee of the Corporation or, if applicable, an Affiliate.

“Dividends” means ordinary course cash dividends which are declared and paid by the Corporation on the Common Shares (and, for greater certainty, “Dividends” will not include dividends which are payable in shares or securities or in assets other than cash but will, however, include dividends which may be declared in the ordinary course by the corporation on the Common Shares which are payable, at the option of a shareholder, either in cash or in shares or securities or in assets other than cash, reflecting the cash amount per Common Share of such dividend).

“Dividend Equivalents” has the meaning defined in section 4.2.

“Employed” with respect to a Participant, means that (a) the Participant is performing work at a workplace of the Corporation or an Affiliate, or elsewhere on behalf of and at the direction of the Corporation or an Affiliate, or (b) the Participant is not actively so performing such work due to a Period of Absence, and (c) has not been given, or received, a notice of termination of employment by the Corporation or an Affiliate. For greater certainty, a Participant shall not be considered “Employed” or otherwise an Employee during any Notice Period that arises upon the involuntary termination of the employment, whether for Cause or otherwise, of the Participant by the Corporation or an Affiliate, as applicable.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Employee” means an employee of the Corporation or of any Affiliate.

“Fair Market Value” of a Common Share on any day means the volume weighted average price of the Common Shares reported by the New York Stock Exchange for the twenty trading days immediately preceding that day (or, if the Common Shares are not then listed and posted for trading on the New York Stock Exchange, on such other exchange or quotation system as may be selected for that purpose by the Committee), provided that if the Common Shares are not listed or posted on any exchange or quotation system, the Fair Market Value of the Common Shares will be the fair market value of the Common Shares as determined by the Committee, and provided that if the Fair Market Value as so determined is not denominated in United States currency, the “Fair Market Value” shall be the U.S. dollar equivalent of the Fair Market Value as herein otherwise determined.

“Good Reason” means a material adverse change by the Corporation or an Affiliate to a Participant’s position, authority, duties, responsibilities or compensation, excluding an isolated or inadvertent action not taken in bad faith and which is remedied by the Corporation or Affiliate promptly after receipt of written notice given by the Participant.

“Grant Agreement” means an agreement between the Corporation and a Participant evidencing any PSUs granted or awarded, as contemplated in section 3.6, and “Grant Letter” means a letter issued to a Participant by the Corporation as contemplated in section 3.6, in each case together with such schedules, exhibits, amendments, deletions or changes thereto as are permitted under this Plan.

“Grant Date” for any PSUs means the effective date of the grant or award of such PSUs to a Participant under section 3.1.

“Income Tax Regulations” means regulations under the Income Tax Act (Canada).

“Insider” means an “insider” of the Corporation within the meaning of that term as found in the Securities Act (Ontario) who are “reporting insiders” (as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions), and includes “associates” (which has the meaning as found in the Securities Act (Ontario)) and “affiliates” (which has the same meaning as “affiliated companies” as found in the Securities Act (Ontario) and also includes those issuers that are similarly related, whether or not any of the issuers are corporations, companies, partnerships, limited partnerships, trusts, income trusts or investment trusts or any other organized entity issuing securities) of the insider and “issued to Insiders” includes direct or indirect issuances.

“Notice Period”, in respect of any Participant whose employment is terminated by the Corporation (or an Affiliate), means such period, if any, as the Committee or an executive officer (other than the Participant) may in their discretion, designate as the period of notice required to be given to the Participant in respect of termination of his or her employment without Cause (and, for greater certainty, there is no obligation for uniformity of treatment of Participants, or any group of Participants, whether based on salary grade or organization level or otherwise).

“Participant” means an Employee who has been designated by the Board or Committee as eligible to participate in this Plan pursuant to section 3.1.

“Performance Period”, in respect of any PSU, except as the Committee may otherwise determine, means the period commencing on the first day of the calendar year in which PSU is granted or awarded and ending on such time as the Board or Committee may determine pursuant to sections 3.1 or 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Performance Period for any PSU granted, awarded or credited pursuant to section 4.2 or 5.2 shall be the same as the Performance Period of the PSU in respect of which such additional PSUs are granted, awarded or credited.

“Performance Share Unit” or “PSU” means one notional Common Share (without any of the attendant rights of a shareholder of such share, including the right to vote such share and the right to receive dividends thereon, except to the extent otherwise expressly provided herein) credited by bookkeeping entry to a notional account maintained for the Participant in accordance with this Plan.

“Performance Share Unit Account” or “PSU Account” means an account described in section 4.1.

“Period of Absence”, with respect to any Participant, means a period of time throughout which the Participant is on maternity or parental or other leave or absence approved by the Corporation (or, if applicable, an Affiliate) or required by law, or is experiencing a Disability.

“Retirement” of a Participant, unless otherwise defined in the applicable Grant Agreement or Grant Letter in respect of any PSUs granted or awarded to the Participant, means the retirement of the Participant when the Participant is not less than 55 years of age.

“Section 409A” means section 409A of the Internal Revenue Code of the United States of America, including the rules and authority thereunder.

“Securities Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation, including a share purchase from treasury that is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

“Senior Executive Performance Share Unit Plan” means the Senior Executive Performance Share Unit Plan of the Corporation adopted and approved by the Board on March 9, 2015 pursuant to which performance share units may be granted or awarded to senior Employees, as the same may from time to time be amended.

“SEC Officer” means any person that is (i) an “officer” of the Corporation within the meaning of Rule 16a-1(f) under the Exchange Act, regardless of whether such person is then subject to Section 16 under the Exchange Act, or (ii) a member of the Board.

“Stock Option Plan” means the amended and restated Stock Option Plan of the Corporation, as the same may from time to time be amended.

“U.S. Participant” means a Participant that is a United States citizen, a resident of the United States of America (including the States and the District of Columbia and its territories and possessions and other areas subject to its jurisdiction) or is otherwise subject to taxation under the Internal Revenue Code of the United States of America, as amended, in respect of the Participant’s compensation from the Corporation or an Affiliate.

“Valuation Date” has the meaning defined in section 6.1(b).

“Vested Performance Share Unit” and “Vested PSU” have the meanings defined in section 5.1.

“Vesting Period”, in respect of any PSU, except as the Committee may otherwise determine, means the period commencing on the effective date of the grant or award of such PSU and ending on such time as the Board or Committee may determine pursuant to sections 3.1 and 3.2, provided, however, that such period may be reduced or eliminated from time to time or at any time as determined by the Board or Committee. Except as may otherwise be determined by the Board or Committee, the Vesting Period for any PSU granted, awarded or credited pursuant to section 4.2 or 5.2 shall be the same as the Vesting Period of the PSU in respect of which such additional PSUs are granted, awarded or credited.

2.2	Interpretation

In and for the purposes of this Plan, except as otherwise expressly provided:

(a)	“this Plan” means this Performance Share Unit Plan as it may from time to time be modified, supplemented or amended and in effect;
(b)	all references in this Plan to a designated “Article”, “section” or other subdivision is to the designated Article, section or other subdivision of, this Plan;
(c)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, section or other subdivision of this Plan;
(d)	the headings are for convenience only and do not form a part of this Plan and are not intended to interpret, define or limit the scope, extent or intent of this Plan or any provision hereof;
(e)	the singular of any term includes the plural, and vice versa, the use of any term is generally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting whether or not non limiting language is used;
(f)	any reference to a statute includes such statute and the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and any statute or regulations that may supplement or supersede statute or regulations; and

(g)	where the time for doing an act falls or expires on a day which is not a Business Day, the time for doing such act is extended to the next Business Day.
2.3	Governing Law

This Plan will be governed by and construed in accordance with the laws of the Province of British Columbia. The validity, construction and effect of this Plan, any rules and regulations relating to this Plan, and any determination, designation, notice, election or other document contemplated herein shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

2.4	Severability

If any provision or part of this Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part hereof.

2.5	Language

The Corporation and the Participants confirm their desire that this document along with all other documents including all notices relating hereto, be written in the English language. La Corporation et les participants confirment leur volonté que ce document de même que tous les documents, y compris tout avis, s’y rattachant soient rédigés en anglais.

2.6	Currency

Except where expressly provided otherwise, unless the Committee determines otherwise, all references in this Plan to currency and all payments to be made pursuant hereto shall be in U.S. currency. Unless the Committee otherwise determines, any currency conversion required to be made hereunder from United States dollars to a foreign currency, or vice versa, will be made at the Bank of Canada noon rate of exchange on the relevant day.

ARTICLE 3
ELIGIBILITY AND AWARDS

3.1	Eligibility and Grant of Awards

Subject to the terms and conditions of this Plan and any Board Guidelines or Committee Guidelines, the Board or Committee may from time to time while this Plan is in force;

(a)	determine the Employees who may participate in this Plan and designate any Employee as being a Participant under this Plan; and
(b)	award or grant PSUs to any Participant and determine the number or value of PSUs granted or awarded to each Participant, the vesting criteria and vesting period and other terms, conditions and provisions applicable to such award or grant or PSUs that are consistent with this Plan and that the Board or Committee in its discretion determines to be appropriate.
3.2	Terms and Conditions

Without limiting the generality of section 3.1, subject to section 6.4, for greater certainty, pursuant to section 3.1 the Board and Committee have authority to determine, in their discretion, the Employees to whom PSUs may be awarded or granted, the number or value of PSUs that are awarded or granted to any Participant and the terms, conditions and provisions of any PSUs awarded or granted, including, without limitation, (i) the time and manner in which any PSU shall vest; (ii) applicable conditions and vesting provisions and Performance Period and Vesting Period (including any applicable performance criteria to be achieved by the Corporation (or the Corporation and Affiliates) or a class of Participants or by a particular Participant on an individual basis, within a Performance Period or Vesting Period or as the trigger for the end of a Performance Period or Vesting Period) applicable to any PSUs; (iii) any additional conditions with respect to payment or satisfaction of any PSUs following vesting of such PSUs; (iv) restrictions or limitations on Common Shares that may be purchased pursuant to section 6.2, or Common Shares that may be issued pursuant to section 6.3, including holding requirements or resale restrictions and the nature of such restrictions or limitations; and (v) any other terms and conditions as the Board or Committee may in its discretion determine.

In making such determination, the Board or Committee shall consider the timing of crediting PSUs to the Participant’s PSU Account and the vesting requirements applicable to such PSUs to endeavour to ensure that the crediting of the PSUs and the vesting requirements and payment to be made hereunder will not be subject to the “salary deferral arrangement” rules under the Income Tax Act (Canada) and any applicable provincial legislation.

3.3	Service Period

Awards of PSUs may be made to Participants in respect of services to be performed by the Participant in the current calendar year.

3.4	Awards at any Time

The Board or Committee may make awards of PSUs at any time and from time to time during any year while this Plan is in force, and such designations and awards need not be made at the same time or times in any year as in any other year.

3.5	Limitation on Rights

Except as expressly set out herein or in any Board Guidelines, Committee Guidelines or any Grant Agreement or Grant Letter, nothing in the Plan or in any of the Board Guidelines or Committee Guidelines or in any Grant Agreement or Grant Letter nor any action taken hereunder shall confer on any Employee or Participant any right to be awarded any PSUs or additional PSUs. Except as expressly set out herein or in any Board Guidelines or Committee Guidelines, there is no obligation for uniformity of treatment of Participants, or any group of Employees and the Board or Committee shall have authority, in their absolute discretion, to determine the Employees to whom PSUs are awarded and the number or value of PSUs awarded to any Participant, which may reflect such matters as the Board or Committee, in their absolute discretion, may consider. Any award of PSUs made to any Participant shall not obligate the Board or Committee to make any subsequent award to such Participant.

3.6	Grant Agreements and Grant Letters

Each award or grant of PSUs shall be evidenced by a written agreement (a “Grant Agreement”) between the Corporation and the Participant or a letter (a “Grant Letter”) issued to a Participant by the Corporation, or, if the Board or Committee so determines, all awards or grants of PSUs to any Participant in any calendar year, or other period of 12 consecutive months (or such longer period as may be determined by the Board or the Committee) may be evidenced by a Grant Agreement or Grant Letter, issued annually (or in such other frequency as the Board or Committee may determine), in each case in such form as may be prescribed, specified or approved by the Board or Committee. A Participant will not be entitled to any award of PSUs or any benefit of this Plan unless the Participant agrees with the Corporation to be bound by the provisions of this Plan. By entering into an agreement described in this Section 3.6, each Participant shall be deemed conclusively to have accepted and consented to all terms and conditions of this Plan and all actions or decisions made by the Board or the Committee or any person to whom the Committee may delegate administrative powers and duties hereunder, in relation to this Plan. The provisions of this Plan shall also apply to and be binding on Beneficiaries, other legal representatives, other beneficiaries and successors of each Participant. For greater certainty, no certificate shall be issued with respect to any PSUs.

3.7	Beneficiaries

A Participant may, by written notice or election delivered to the Corporate Secretary of the Corporation, in such form and executed and delivered in such manner as the Committee may from time to time determine, specify or approve (i) designate one or more individuals to receive the benefits payable under this Plan following the death of the Participant, and (ii) modify, alter, change or revoke any such designation, subject always to the provisions and requirements of applicable law. For greater certainty, the validity of such designation, or any such modification, alteration, change or revocation, will be subject to the laws of the jurisdiction of residence of the Participant.

3.8	No Right to Hold Office

This Plan shall not be interpreted as either an employment agreement or a trust agreement. Nothing in this Plan nor any Board Guidelines, Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as giving any Participant the right to be retained in the continued employ or service of the Corporation or any of its Affiliates, or, except as expressly set out herein, confer on any Participant any right to be awarded any PSUs, or giving any Participant, any Beneficiary, any dependent or relation as may be designated by a Participant by testamentary instrument or otherwise, or any other person, the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation or any Affiliate to terminate the employment or service of any Participant at any time or to increase or decrease the compensation of any Participant.

3.9	No Representations
(a)	The Corporation makes no representations or warranties to any Participant with respect to this Plan or PSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3. Participants are expressly advised that the value of any PSUs, and Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3, will, among other things, fluctuate with the trading price of Common Shares.
(b)	Participants agree to accept all risks associated with a decline in the market price of Common Shares and all other risks associated with the holding of PSUs or Common Shares that may be acquired pursuant to section 6.2 or issued pursuant to section 6.3.
3.10	No Restriction on Corporate Action

Nothing contained in this Plan shall be construed to prevent the Corporation from taking any corporate action which is determined by the Board or the Committee to be appropriate or in the best interests of the Corporation, whether or not such action would have an adverse effect on this Plan or any PSUs credited under this Plan and no Participant nor any other person shall have any claim against the Corporation as a result of any such action.

3.11	Compensation Programs

Neither the adoption of this Plan nor any Board Guidelines or Committee Guidelines nor the provisions of any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed as any limitation on the power or authority of the Board or Committee, subject to Applicable Law, to (i) amend, modify, alter or suspend the compensation structure or programs of the Corporation for employees; or (ii) adopt any compensation structure or programs, whether in replacement of, or in substitution for any other compensation structure or program of the Corporation, for employees or otherwise, including the grant or awarding of any “restricted share units” or “performance share units” (whether on the same terms and conditions as set out herein or otherwise), either generally or only in specific cases.

3.12	No Awards Following Last Day of Active Employment

Without limiting the generality of section 3.5, in the event any Participant ceases to be Employed for any reason, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Participant and the Corporation or any Affiliate, such Participant shall not have the right to be awarded any additional PSUs, and shall not be awarded any PSUs pursuant to section 3.1 or section 4.2, after the last day of active employment of such Participant on which such Participant actually performs the duties of the Participant’s position, whether or not such Participant receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment. Notwithstanding any other provision hereof, or any provision of any employment agreement between any Participant and the

Corporation or any Affiliate, in no event will any Participant have any right to damages in respect of any loss of any right to be awarded PSUs pursuant to section 3.1 or section 4.2 after the last day of active employment of such Participant.

ARTICLE 4
PERFORMANCE SHARE UNIT ACCOUNTS

4.1	Performance Share Unit Accounts

A notional account will be established for each Participant, to reflect such Participant’s interest under this Plan. The account so established shall be (i) credited with the number of PSUs (including, if applicable, fractional PSUs) credited pursuant to section 3.1 and (ii) adjusted to reflect additional PSUs (including, if applicable, fractional PSUs) credited pursuant to section 4.2 or 5.2, and the cancellation of PSUs (including, if applicable, fractional PSUs) with respect to which payments are made pursuant to section 6.1 or which fail to vest as contemplated in Article 5 or Article 7. PSUs that fail to vest in a Participant pursuant to Article 5 or Article 7, or that are paid out to the Participant or the Participant’s Beneficiary or legal representatives, shall be cancelled and cease to be recorded in the Participant’s PSU Account as of the date on which such PSUs are forfeited or cancelled under this Plan or are paid out, as the case may be. Each such account shall be established and maintained for bookkeeping purposes only. Neither this Plan nor any of the accounts established hereunder shall hold any actual funds or assets.

4.2	Dividend Equivalents

The PSU Account of each Participant will be credited with additional PSUs (including, if applicable, fractional PSUs) (“Dividend Equivalents”) on each dividend payment date in respect of which Dividends are paid by the Corporation on the Common Shares. Such Dividend Equivalents will be computed by dividing: (i) the product obtained by multiplying the amount of the Dividend declared and paid by the Corporation on the Common Shares on a per share basis by the number of PSUs recorded in the Participant’s PSU account on the record date for the payment of such Dividend, by (ii) the Fair Market Value of a Common Share on the date the Dividend is paid by the Corporation, with fractional PSUs calculated and rounded to two decimal places. Notwithstanding the foregoing, no additional PSUs shall be credited to the account of one or more Participants pursuant to this section 4.2 from and after the date on which the Participant ceases to be Employed.

4.3	Reorganization Adjustments
(a)	In the event of any declaration of any stock dividend payable in securities (other than a dividend which may be paid in cash or in securities at the option of the holder of Common Shares), or any subdivision or consolidation of Common Shares, reclassification or conversion of Common Shares, or any combination or exchange of securities, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin off involving the Corporation or other distribution (other than normal course cash dividends) of Corporation assets to holders of Common Shares or any other similar corporate transaction or event, which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Participants under this Plan, then, subject to any relevant resolutions of the Board (if required in the opinion of the Corporation’s counsel) the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the maximum number of Common Shares that may be issued as contemplated in section 6.3(i) or adjusting the number of PSUs outstanding under this Plan, provided that the value of the PSUs credited to a Participant’s PSU Account immediately after such an adjustment shall not exceed the value of the PSUs credited to such account immediately prior thereto.
(b)	The Corporation shall give notice to each Participant in the manner determined, specified or approved by the Committee of any change or adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.

(c)	The Committee may from time to time adopt rules, regulations, policies, guidelines or conditions with respect to the exercise of the power or authority to make changes or adjustments pursuant to section 4.3(a). The Committee, in making any determination with respect to changes or adjustments pursuant to section 4.3(a), shall be entitled to impose such conditions as it considers or determines necessary in the circumstances, including conditions with respect to satisfaction or payment of all Applicable Tax Withholding.
(d)	The existence of outstanding PSUs shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger, amalgamation, combination or consolidation of or involving the Corporation, or to create or issue any bonds, debentures, shares or other securities of the Corporation, or the rights and conditions attaching thereto, or to amend the terms and conditions or rights and restrictions thereof (ranking ahead of the Common Shares or otherwise), or any right thereto, or to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar nature or character or otherwise.

ARTICLE 5
VESTING

5.1	Vesting General

Subject to section 5.3, unless the Board or Committee otherwise determines, all PSUs awarded pursuant to section 3.1 to any Participant shall vest at the time and in the manner determined by the Board or Committee at the time of the award or grant and shall be set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such PSUs, provided that, subject to the provisions of Article 7, such Participant remains Employed by the Corporation or an Affiliate at the expiry of the Vesting Period applicable to such PSUs. For greater certainty, PSUs that have been granted or awarded to a Participant and which do not vest in accordance with this Article 5 or Article 7, as applicable, shall be forfeited by the Participant and the Participant will have no further right, title or interest in such PSUs and shall have no right to receive any cash payment with respect to any PSU that does not become a vested PSU. All PSUs referred to in section 4.2 shall vest at the time when the PSUs in respect of which such Dividend Equivalents were credited vest. Except where the context requires otherwise, each PSU which vests pursuant to this section 5.1 (and each additional PSU which may be granted or credited pursuant to section 5.2 which vests pursuant to section 5.2) shall be referred to as a “Vested Performance Share Unit” or “Vested PSU” and collectively as “Vested Performance Share Units” or “Vested PSUs”.

5.2	Vesting of Additional PSUs

If determined pursuant to section 3.1 in connection with any award or grant of PSUs and set out in (or in a Schedule or Exhibit to) the Grant Agreement or Grant Letter evidencing the award of such PSUs, additional PSUs may be awarded or granted to a Participant, or a Participant may be entitled to be credited with additional PSUs, following the end of any performance period determined pursuant to section 3.1 in relation to any PSUs or at the time of vesting of any PSUs granted or awarded pursuant to section 3.1, which additional PSUs shall be fully vested when granted, unless otherwise determined by the Board or Committee.

5.3	Waiver of Vesting Criteria

Subject to section 6.4, the Board or Committee may, in its discretion, waive any restrictions with respect to vesting criteria, conditions, limitations or restrictions with respect to any PSUs granted or awarded to any Participant (including reducing or eliminating any Performance Period or Vesting Period originally determined) and may, in its discretion, at any time permit the acceleration of vesting of any or all PSUs or determine that any PSU has vested, in whole or in part, all in such manner and on such terms as may be approved by the Board or Committee, where in the opinion of the Board or Committee it is reasonable to do so and does not prejudice the rights of the Participant under the Plan.

ARTICLE 6
PAYMENT FOLLOWING VESTING

6.1	Payment Following Vesting
(a)	Subject to Article 7, following vesting of any PSU recorded in any Participant’s PSU Account, the Corporation will pay the Participant a payment in an amount equal to the number of such Vested PSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, payable or to be satisfied, as determined by the Committee:
(i)	by a lump sum payment in cash, net of all Applicable Tax Withholdings;
(ii)	subject to the shareholders of the Corporation approving this Plan, by applying all of such amount, net of all Applicable Tax Withholdings, to the purchase of Common Shares in accordance with section 6.2, provided that, notwithstanding any other provision of this Plan, this means of paying or satisfying the payment shall not be available with respect to any award or grant made to any Participant that is an SEC Officer at the time of the award or grant or that becomes an SEC Officer at any time prior to the time of payment; or
(iii)	subject to the shareholders of the Corporation approving this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3 hereof, and the rules, policies or requirements of any stock exchange on which the Common Shares are listed or quoted, by the issuance from treasury to the Participant of Common Shares in accordance with section 6.3.
(b)	Notwithstanding the foregoing, if at the date of vesting of any PSUs, a Participant or the Corporation may be in possession of undisclosed material information regarding the Corporation, or on such date of vesting, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant or the Corporation to trade in securities of the Corporation may be restricted, the Committee may, in its discretion, determine that the payment to be paid to any Participant in respect of any Vested PSUs shall be an amount equal to the number of Vested PSUs multiplied by the Fair Market Value of one Common Share as at such date (the “Valuation Date”), following the date of vesting, which is after the later of (i) the date on which the Participant or the Corporation is no longer in possession of material undisclosed information and (ii) the date on which the ability of the Participant or the Corporation to trade in securities of the Corporation is not restricted, as may be determined by the Committee.
(c)	The Committee may, at the time of any award or grant of PSUs under this Plan, or at any time thereafter, determine, subject to the provisions of section 6.1(a) and 6.3(a), and without prejudice to the discretion of the Committee pursuant to section 6.2(e) or 6.3(g), or otherwise in this Plan, whether payment of the amount referred to in section 6.1(a) is to be paid or satisfied (i) as contemplated in section 6.1(a)(i), (ii) as contemplated in section 6.1(a)(ii) or (iii) as contemplated in section 6.1(a)(iii) and may from time to time after any such determination, change such determination.
(d)	For greater certainty, and without limiting any other provisions hereof, including section 9.9, the Corporation shall be entitled to withhold, or cause to be withheld, and deduct, or cause to be deducted, from the amount payable pursuant to section 6.1(a) an amount that the Corporation estimates is equal to Applicable Tax Withholdings in respect of such payment, prior to the determination of the amount of such Applicable Tax Withholding, and pay or satisfy the balance of such payment to be applied in accordance with section 6.1 and section 6.2 or section 6.3, as applicable.

6.2	Purchase of Common Shares
(a)	Subject to section 6.4, the payment referred to in section 6.1(a)(ii), net of all Applicable Tax Withholding, is to be applied to the purchase of Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.
(b)	Without limiting the generality of the foregoing, such manner, and terms, referred to in section 6.2(a) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or the purchase of Common Shares, or the engagement of an investment dealer to purchase Common Shares on behalf of a Participant, which may include the holding of such Common Shares on behalf of a Participant and, if applicable, the indemnification of such person or investment dealer;
(ii)	all or any portion of any payment referred to in section 6.1(a) being paid in cash to such trustee or administrator, investment dealer, or other person as the Committee may direct, which may be acting as trustee or administrator or administrative agent for the purposes of this Plan, or acting on behalf of the Participant, or otherwise (or to an investment dealer engaged by any such trustee, administrator or other person) to be used by such trustee, administrator, investment dealer or other person to purchase, on behalf of the Participant, in the open market, Common Shares;
(iii)	a trustee, administrator, investment dealer or other person being instructed (A) to control the timing, amount and manner of purchases; (B) to use its best efforts to make purchases of Common Shares as contemplated in this section 6.2 at prevailing market prices; (C) that it may limit the daily volume of purchases of Common Shares or cause such purchases to be made over several trading days to the extent that such action may be considered necessary to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation; (D) where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same; and (E) to notify or report to the Corporation and the Participant regarding such purchases, which notice or report may include information regarding (I) the aggregate purchase price for Common Shares purchased on behalf of the Participant, (II) the purchase price per Common Share for each Common Share purchased on behalf of the Participant, (III) the amount of any related brokerage commission; and (IV) the settlement date for the purchase of the Common Shares purchased on behalf of the Participant;
(iv)	the Common Shares purchased pursuant to this section 6.2 on behalf of a Participant being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;

(v)	if after any trustee, administrator, investment dealer or other person that purchases Common Shares on behalf of a Participant pursuant to this section 6.2 applies the amount of any payment referred to in section 6.1(a) that is paid as contemplated in this section 6.2 to the purchase of whole Common Shares, any amount that remains shall be paid, net of any Applicable Tax Withholding, to the Participant or held or paid or dealt with, on behalf of the Participant, as the Committee may from time to time determine or approve;
(vi)	if any Common Shares purchased on behalf of a Participant pursuant to this section 6.2 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(vii)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(c)	Notwithstanding section 6.2(a) and (b), the Corporation shall be responsible for paying all brokerage commissions or similar fees in connection with purchases of shares pursuant to this section 6.2, but, unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2.
(d)	Unless the Committee otherwise determines:
(i)	the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholding, will be paid by the Corporation, on behalf of the Participant, to a broker or broker dealer designated by the Committee from time to time, or failing such designation, a broker or broker dealer selected by the Corporation, in either case, who is independent of the Corporation who is a member of, or otherwise qualified to purchase Common Shares on, the exchange on which the Common Shares are traded and are to be purchased in accordance with this provision, with instructions to purchase Common Shares on behalf of the Participant, in the open market, through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time), using such payment, net of Applicable Tax Withholding;

(ii)	the Corporation shall notify and provide the broker or broker dealer with directions with respect to the Participants on whose behalf any such payment is being made, and the amount of such payment applicable to such Participant;
(iii)	the Corporation shall request the broker or broker dealer to notify the Participant, and the Corporation, of (A) the aggregate purchase price for Common Shares purchased on behalf of the Participant; (B) the purchase price per Common Share; (C) the amount of the related brokerage commissions in respect of the purchases; and (D) the settlement date for the purchase or purchases of Common Shares, and request the broker or broker dealer to deliver to the Participant (or if applicable, the Participant’s Beneficiary), or as the Participant (or, if applicable, Beneficiary) may otherwise instruct, one or more certificates representing Common Shares purchased on behalf of the Participant, or, if instructed by the Participant (or, if applicable Beneficiary) credit such Common Shares to an account with the broker or broker dealer in the name of the Participant (and, if, after the broker or broker dealer applies the payment, net of Applicable Tax Withholding, to the purchase of whole Common Shares, as provided herein, any amount remains payable in respect of such Participant, the broker or broker dealer shall pay such amount in cash (net of any Applicable Tax Withholding) to the Participant (or the Participant’s Beneficiary, if applicable), as soon as practicable, and in any event within the time contemplated in section 6.4); and
(iv)	the purchases by the broker or broker dealer will be made in the open market through the facilities of the New York Stock Exchange (or such other exchange or market as the Committee may designate from time to time) at the prevailing market prices and in accordance with the rules, policies of the exchange, at the broker or broker dealer’s discretion, and the broker or broker dealer shall be entitled to control the time, amount and manner of purchases; provided that the broker or broker dealer shall, in its discretion, be entitled to limit the daily volume of purchases of Common Shares or cause such purchases to be made over several trading days to the extent such action may be considered necessary or desirable to avoid disrupting the market price for Common Shares or negatively affecting the market price for the Common Shares or otherwise in the best interests of the Corporation and entitled, where purchases are being made at the same time on behalf of more than one Participant, to make such purchases on a basis that the average purchase price of Common Shares purchased in respect of each Participant purchased at such time will be the same.
(e)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.2, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(ii) shall not be applied to the purchase of Common Shares on behalf of any Participant, including, without limitation, if the Committee is not satisfied that such purchase will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(ii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholding.
(f)	Notwithstanding the other provisions of this section 6.2, in the event the payment referred to in section 6.1(a)(ii), net of Applicable Tax Withholding, is paid to any trustee, administrator, administrative agent or other person to make purchases of Common Shares on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive such funds as nominee and agent on behalf of the Participant, and if any Common Shares purchased pursuant to this section 6.2 are held by a trustee, administrator or administrative agent or other person following such purchase, such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.
6.3	Issuance of Common Shares
(a)	Notwithstanding section 6.1(a), and the other provisions of this section 6.3, no Common Shares shall be issued pursuant to this section 6.3, unless:
(i)	this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under this section 6.3, has been approved by shareholders of the Corporation; and
(ii)	the number of Common Shares to be issued will not result in the restrictions referred to in section 6.3(i), (l) or (m) being contravened.
(b)	Subject to section 6.3(a) and section 6.4, the payment referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings, is to be paid or satisfied by the application of the amount referred to in section 6.1(a)(iii), net of Applicable Tax Withholdings (the “Net Payment Amount”) to the subscription by the Participant for, and issuance by the Corporation to the Participant of, Common Shares at an issue price per share equal to the Fair Market Value of one Common Share as at the date of vesting (or, if section 6.1(b) is applicable, the Fair Market Value of one Common Share as at the Valuation Date determined pursuant to section 6.1(b)). The number of Common Shares to be so issued shall be equal to the whole number of Common Shares that is determined by dividing the Net Payment Amount by the Fair Market Value of one Common Share as contemplated in this section 6.3(b). Where dividing the Net Payment Amount by such Fair Market Value would otherwise result in a fraction of a Common Share potentially being required to be issued, the number of Common Shares to be issued shall be rounded down to the next whole number of Common Shares. No fractional Common Shares shall be issued and any fractional share entitlement will be satisfied by a cash payment to the Participant in an amount equal to such fractional share entitlement multiplied by the Fair Market Value of one Common Share as contemplated in this section 6.3(b). Common Shares issued by the Corporation pursuant to this section 6.3 shall be considered fully paid in consideration of application of the Net Payment Amount, less any cash payment in respect of any fractional share entitlement as contemplated in this section 6.3(b), to the subscription by the Participant for Common Shares issued at an issue price equal to the Fair Market Value of one Common Share as contemplated in this section 6.3(b).
(c)	Subject to the provisions of sections 6.3(a) and (b), Common Shares issued pursuant to this section 6.3 are to be issued in such manner, and to be held on such terms, as the Committee may from time to time determine or approve.
(d)	Without limiting the generality of the foregoing, such manner, and terms, referred to in section 6.3(c) may (but need not) include providing for:
(i)	the appointment of a person to act as trustee or administrator or administrative agent in relation to the Plan or holding of Common Shares issued pursuant to this section 6.3 on behalf of a Participant, and, if applicable, the indemnification of such person;
(ii)	the Common Shares issued pursuant to this section 6.3 being held by the Participant, or on behalf of a Participant, by such person, and on such terms, as the Committee may, from time to time determine or approve, and the certificates representing the Common Shares so purchased being issued in the name of such person or persons (which may, if the Committee so determines, include the Participant or such person or person as the Participant may direct) and such certificates being delivered to such person, or credited to such investment dealer or custodial account with such person (to be held on behalf of the Participant if they are not held by the Participant), as the Committee may from time to time determine or approve;
(iii)	if any Common Shares issued pursuant to this section 6.3 may be held by a trustee, administrator, administrative agent or other person, on behalf of the Participant, provisions regarding (A) dealing with distributions paid on or in respect of such Common Shares, which shall be the property of, and received on behalf of, the Participant; (B) reporting to the Participants and the Corporation regarding Common Shares and distributions held on behalf of the Participant; (C) notice to the Participant of meetings of holders of Common Shares and voting of Common Shares held on behalf of the Participant; (D) notice to the Participant of take over bids, issuer bids, rights offerings or other events; (E) rights of the trustee, administrator agent or other person holding Common Shares on behalf of the Participant to withhold or deduct taxes or other amounts; (F) withdrawal of Common Shares held on behalf of the Participant, including in the event the Participant ceases to be an employee, or satisfies share ownership guidelines adopted by the Board or any committee of the Board; and (G) restrictions regarding the ability of the Participant to withdraw or transfer Common Shares that are held on behalf of the Participant where the Participant is not, or would not, following a transfer of such Common Shares, be in compliance with share ownership guidelines adopted by the Board or any committee of the Board; and
(iv)	any requirements that may be applicable under any Applicable Laws, including any requirement that may restrict the transferability of any Common Shares issued pursuant to this section 6.3 and held by or on behalf of a Participant;

in each case as the Committee may from time to time determine or approve.

(e)	Notwithstanding section 6.3(c) and (d), unless the Committee otherwise determines, the Corporation will not be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been issued pursuant to section 6.3.
(f)	Unless the Committee otherwise determines, Common Shares issued pursuant to this section 6.3 shall be issued to the Participant (or, if applicable, the Participant’s Beneficiary) and one or more certificates representing the Common Shares so issued shall be delivered to the Participant (or, if applicable, the Participant’s Beneficiary), or, if the Participant (or, if applicable, the Participant’s Beneficiary) may so direct, to the investment dealer for the Participant (or, if applicable, the Participant’s Beneficiary) as the Participant (or, if applicable, the Participant’s Beneficiary) may direct, which is acceptable to the Corporation, acting reasonably.
(g)	Notwithstanding section 6.1(a) and the foregoing provisions of this section 6.3, the Committee may, in its discretion, determine that a payment referred to in section 6.1(a)(iii) shall not be paid or satisfied by the issuance of Common Shares, pursuant to this section 6.3, including, without limitation, if the Committee is not satisfied that such issuance will be exempt from all registration or qualification requirements of any applicable securities laws of Canada (including the provinces thereof) or of the United States of America (including the states thereof) or any other foreign jurisdiction and applicable by-laws, rules or regulations of any stock exchange on which the Common Shares may be listed or posted for trading. If the Committee makes such a determination, notwithstanding section 6.1(a), the payment required pursuant to section 6.1(a)(iii) shall be payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.

(h)	Notwithstanding the other provisions of this section 6.3, in the event Common Shares issued pursuant to this section 6.3 are to be held by any trustee, administrator, administrative agent or other person on behalf of any Participant, the trustee, administrator, administrative agent or other person will receive and hold such Common Shares as nominee and agent on behalf of the Participant, and such Common Shares, and distributions which may be received in respect thereof, shall be the property of the Participant and be held by such person as nominee and agent on behalf of the Participant as the Participant’s property, and subject to the Participant’s direction.
(i)	The aggregate maximum number of Common Shares that may be issued pursuant to this Plan and the Senior Executive Performance Plan, is 1,000,000 Common Shares, subject to the adjustment of such maximum number as provided in section 4.3(a).
(j)	The Board will reserve for allotment from time to time out of the authorized but unissued Common Shares sufficient Common Shares to provide for issuance of all Common Shares which are issuable under this section 6.3 and may from time to time reserve for allotment out of the unissued Common Shares such number of Common Shares as the Committee may from time to time estimate or determine is the number of Common Shares that may be issued under this section 6.3.
(k)	For greater certainty, nothing in this Plan shall be construed as to confer on any Participant any rights as a shareholder of the Corporation with respect to any Common Shares which may be reserved for issuance under this section 6.3. A Participant will only have rights as a shareholder of the Corporation with respect to Common Shares that are issued to the Participant pursuant to and in accordance with the provisions of this section 6.3 or which are acquired by or on behalf of the Participant pursuant to and in accordance with the provisions of section 6.2.
(l)	The number of Common Shares issuable to Insiders, at any time, pursuant to (i) this Plan, or (ii) any other Securities Compensation Arrangement, including (A) the Stock Option Plan, and (B) the Senior Executive Performance Share Unit Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(m)	The number of Common Shares issued to Insiders, within any one year period, under any (i) this Plan, and (ii) any other Securities Compensation Arrangement, including (A) the Senior Executive Performance Share Unit Plan and (B) the Stock Option Plan, cannot exceed 10% of the issued and outstanding Common Shares.
(n)	No Common Shares may be issued or reserved for issuance under this Plan to any non-employee director of the Corporation.
6.4	Restriction

For greater certainty, no terms or conditions determined by the Board or the Committee pursuant to section 3.1 or 3.2 may have the effect of causing payment of the value of a PSU to a Participant, or the personal representatives of a Participant, after December 31 of the third calendar year following the calendar year in respect of which such PSU (or, in the case of any additional PSU credited pursuant to section 4.2 or section 5.2, the PSU in respect of which such additional PSU was credited) was granted or awarded.

6.5	Time of Payment

Subject to section 6.4, amounts payable pursuant to section 6.1 will be paid as soon as practicable following the end of the month in which the PSUs vest after the Corporation has determined the number of PSUs that have vested. Notwithstanding the foregoing, if payment of any amount pursuant to this section 6.5 would otherwise occur at any time during which a Participant may be in possession of undisclosed material information regarding the Corporation, or at any time during which, pursuant to any insider or securities trading policy of the Corporation, the ability of a Participant to trade in securities of the Corporation may be restricted, unless the Committee otherwise determines, payment will be postponed to the date which is five days after the later of (i) the date on which the Participant is no longer in possession of material undisclosed information or (ii) the date on which the ability of the Participant to trade in securities of the Corporation is not restricted.

6.6	U.S. Participants
(a)	It is intended that this Plan, and PSUs granted hereunder, and payments made pursuant to this Plan, shall comply with, or qualify for an exemption from, the requirements of Section 409A and shall be construed consistently therewith and interpreted in a manner consistent with that intention. Notwithstanding anything to the contrary in this Plan, all payments with respect to PSUs granted to a U.S. Participant that are intended to be exempt from Section 409A as short term deferrals pursuant to Treas. Reg. Section 1.409A-1(b)(4) will be made no later than the 15th day of the third month after the taxation year of the Corporation in which such PSUs no longer are subject to a substantial risk of forfeiture.
(b)	PSUs granted to U.S. Participants that are subject to Section 409A will be governed by the following provisions. Unless otherwise provided in an applicable Grant Agreement, payments with respect to PSUs will be settled and paid out as soon as practicable following the last day of the Vesting Period, and in all cases by the later of 1) December 31st of the calendar year in which the last day of the Vesting Period occurs, and 2) the 15th day of the third month following the last day of the Vesting Period.
(c)	Subject to section 6.6(d), the Committee will not, pursuant to section 5.3, waive any restrictions with respect to vesting criteria, limitations or restrictions in respect of any PSUs granted to any U.S. Participant that, absent such waiver, would not vest prior to the Participant ceasing to be an Employee, where, to the knowledge of the Committee, absent such waiver, this Plan, the PSUs granted to any U.S. Participant, and any payment to be made pursuant to this Plan in respect thereof, would comply with, or qualify for an exemption from, the requirements of Section 409A, but would not, as a result of such waiver comply with, or qualify for an exemption from, the requirements of Section 409A.
(d)	Notwithstanding the foregoing, or any other provision of this Plan, and without limiting the generality of section 9.7(b), the Corporation and its Affiliates make no undertaking to preclude Section 409A from applying to this Plan or any PSUs granted hereunder, and none of the Corporation, any of its Affiliates, the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation or any Affiliate shall have any liability to any U.S. Participant, or any Beneficiary or other person, if any PSU that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant, or for any action taken by the Committee pursuant to the provisions of this Plan, including, without limitation, sections 5.3, 6.1, 6.2 or 6.3, and have no liability to any Participant for any taxes, interest or penalties resulting from any non-compliance with the requirements of Section 409A, and without limiting the generality of section 9.9, U.S. Participants (and their Beneficiaries and legal representatives) shall at all times be solely responsible for payment of all taxes, interest and penalties under Section 409A or as a result of any non-compliance with the requirements of Section 409A.

ARTICLE 7
TERMINATION

7.1	Termination Without Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment with the Corporation or an Affiliate other than for Cause, including termination by the Corporation or an Affiliate of the Corporation of a Participant’s employment (i) following the making of a declaration of a court of competent jurisdiction that the Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity or the appointment of a committee to manage such Participant’s affairs, or (ii) following the Participant becoming substantially unable, by reason of a condition of physical or mental health, for a period of three consecutive months or more, or at different times for more than six months in any one calendar year, to perform the duties of the Participant’s position, all unvested Performance Share Units recorded in such Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of the Participant (and, if applicable, any PSUs referred to in section 5.2 credited to the Participant’s PSU Account after such last day of active employment in relation to any PSUs recorded in such Participant’s PSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant, provided that the payment provided pursuant to section 6.1 shall be prorated to reflect the percentage of the Vesting Period which the period, commencing on the Grant Date and ending on the last day of active employment of such Participant, bears to the Vesting Period.

For purposes of the calculation in section 7.1(b), if the last day of active employment occurs other than on the last day of any month, it shall be deemed to have occurred as of the last day of the month during which the last day of active employment occurred. In addition, as contemplated in section 7.6, except as may be otherwise determined by the Board or the Committee, any Period of Absence during any Vesting Period, prior to the date of termination of the Participant’s employment with the Corporation or an Affiliate, shall be considered as active employment for the purposes of section 7.1(b).

7.2	Termination with Cause

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by the Corporation or an Affiliate of a Participant’s employment for Cause:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.
7.3	Resignation

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the voluntary termination by any Participant of such Participant’s employment with the Corporation or an Affiliate other than as a result of the retirement of the Participant in accordance with the normal retirement policy of the Corporation (or, if applicable, an Affiliate):

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of such Participant that had not vested prior to the last day of active employment of such Participant shall not vest and shall be forfeited and cancelled without payment.

7.4	Retirement

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event of the termination by any Participant of such Participant’s employment with the Corporation or an Affiliate as a result of the Retirement of the Participant, all unvested PSUs recorded in the Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the last day of active employment of such Participant that had vested as at the last day of active employment of such Participant; and
(b)	the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the last day of active employment of the Participant (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after such last day of active employment in relation to any PSUs recorded in such Participant’s PSU Account as at such last day of active employment) that vest after the last day of active employment of such Participant.
7.5	Death

Except as otherwise determined by the Board or Committee from time to time, in its sole discretion, in the event of termination of a Participant’s employment with the Corporation or an Affiliate as a result of the death of the Participant, all unvested PSUs recorded in the Participant’s PSU Account shall continue to vest as contemplated in this Plan and:

(a)	the Beneficiary or legal representatives of the Participant will be entitled to receive payment pursuant to the provision of Article 6 in respect of all PSUs recorded in such Participant’s PSU Account as at the date of death that had vested as at the date of death;
(b)	the Beneficiary or legal representative of the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account as at the date of death (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after the date of death in relation to any PSUs recorded in such Participant’s PSU Account as at the date of death) that vest after the date of death; and
(c)	notwithstanding section 6.1, in respect of all PSUs recorded in such Participant’s PSU Account as at the date of death that had vested as at the date of death, and all PSUs recorded in the Participant’s PSU Account as at the date of death (and, if applicable, any PSUs referred to in section 4.2 or section 5.2 credited to the Participant’s PSU Account after the date of death in relation to any PSUs recorded in such Participant’s PSU Account as at the date of death) that vest after the date of death, the Participant will be entitled to receive a cash payment in an amount equal to the number of such Vested PSUs multiplied by the Fair Market Value of one Common Share as at the date of vesting, subject to the provisions of section 6.1(b), payable by a lump sum payment in cash, net of all Applicable Tax Withholdings.
7.6	Periods of Absence

Except as otherwise determined by the Board or Committee from time to time, in their sole discretion, in the event that during any Vesting Period for any unvested PSUs recorded in any Participant’s PSU Account a Participant experiences one or more Periods of Absence, whether or not the Participant receives salary from the Corporation or an Affiliate during such Period of Absence, subject to the provisions of section 7.1, 7.2, 7.3, 7.4, 7.5 or 7.7, any Period of Absence during any Vesting Period shall be considered as active employment for the purposes of Article 6 and this Article 7, and all unvested PSUs recorded in such Participant’s PSU Account shall continue to vest as contemplated in this Plan and the Participant will be entitled to receive payment pursuant to the provisions of Article 6 in respect of all PSUs recorded in the Participant’s PSU Account that vest as provided in the Plan.

7.7	Transfer of Employment

A Participant ceasing to be an employee of the Corporation or of an Affiliate shall not be considered a termination of employment for the purposes of this Plan so long as the Participant continues to be an employee of the Corporation or of an Affiliate.

ARTICLE 8
NO RIGHTS AS SHAREHOLDER

8.1	No Rights as holder of Common Shares

For greater certainty, nothing in this Plan, the Board Guidelines, the Committee Guidelines, any Grant Agreement or Grant Letter, nor any election made pursuant to this Plan nor any action taken hereunder shall confer on any Participant any claim or right to be issued Common Shares, on account of PSUs credited to the Participant’s PSU Account or otherwise, and under no circumstances will PSUs confer on any Participant any of the rights or privileges of a holder of Common Shares including, without limitation, the right to exercise any voting rights, dividend entitlement, rights of liquidation or other rights attaching to ownership of Common Shares. For greater certainty, unless the Board or Committee otherwise determines, the PSUs shall be considered equivalent to Common Shares for purposes of determining whether a Participant is complying with or satisfying any share ownership guidelines that may be adopted by the Board or any committee of the Board from time to time.

ARTICLE 9
ADMINISTRATION OF PLAN

9.1	Administration

Unless otherwise determined by the Board or as otherwise specified herein:

(a)	this Plan will be administered by the Committee; and
(b)	subject to section 6.4, the Committee will have full power and authority to administer this Plan and exercise all the powers and authorities granted to it under this Plan or which it, in its discretion, considers necessary or desirable in the administration of this Plan, including, but not limited to, the authority to:
(i)	construe and interpret any provision hereof and decide all questions of fact arising in connection with such construction and interpretation; and
(ii)	make such determinations and take all steps and actions as may be directed or permitted by this Plan and take such actions or steps in connection with the administration of this Plan as the Committee, in its discretion, may consider or determine are necessary or desirable.
9.2	Delegation
(a)	The Committee, in its discretion, may delegate or sub-delegate to the Corporation, any director, officer or employee of the Corporation or any third party service provider which may be retained from time to time by the Corporation, such powers and authorities to administer this Plan and powers and authorities and responsibilities in connection with the administration of this Plan or administrative functions under this Plan and to act on behalf of the Committee and in accordance with the determinations of the Committee and Committee Guidelines to administer this Plan and implement decisions of the Committee and the Board as the Committee may consider desirable and determine the scope of such delegation or sub-delegation in its discretion.
(b)	Subject to the power and authority of the Board or Committee as set out herein, and any Board Guidelines or Committee Guidelines from time to time established and in effect, the executive officers of the Corporation shall have power and authority to administer this

Plan, under the authority of the Committee, as its delegate, and have power to make recommendations to the Committee in the exercise of its powers and authority hereunder.
9.3	Employment of Agents

The Corporation may from time to time employ persons to render advice with respect to this Plan and appoint or engage accountants, lawyers or other agents, including any third party service provider or personnel it may consider necessary or desirable for the proper administration of this Plan. Without limiting the generality of the foregoing, the Corporation may appoint or engage any administrator or administrative agent as the Committee may approve from time to time to assist in the administration of this Plan and to provide record keeping, statement distribution and communication support for this Plan.

9.4	Record Keeping

The Corporation shall keep, or cause to be kept, accurate records of all transactions hereunder in respect of Participants and PSUs credited to any Participant’s PSU Account. The Corporation may periodically make or cause to be made appropriate reports to each Participant concerning the status of the Participant’s PSU Account in such manner as the Committee may determine or approve and including such matters as the Committee may determine or approve from time or as otherwise may be required by Applicable Laws.

9.5	Board Guidelines

The Board, in its discretion, may from time to time adopt, establish, approve, amend, suspend, rescind, repeal or waive such rules, regulations, policies, guidelines and conditions (“Board Guidelines”) in relation to the administration of this Plan as the Board, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws.

9.6	Committee Guidelines

Subject to the exercise by the Board of the powers and authority of the Board as set out herein, and the Board Guidelines from time to time established and in effect, the Committee may from time to time adopt, establish, amend, suspend, rescind or waive such rules, regulations, policies, guidelines and conditions (“Committee Guidelines”) for the administration of this Plan, including prescribing, specifying or approving forms or documents relating to this Plan, as the Committee, in its discretion, may determine are desirable, within any limits, if applicable, imposed under Applicable Laws, including, without limitation, in order to comply with the requirements of this Plan or any Board Guidelines or in order to conform to any law or regulation or to any change in any law or regulation applicable to this Plan.

9.7	Interpretation and Liability
(a)	Any questions arising as to the interpretation and administration of this Plan may be determined by the Committee. Absent manifest error, the Committee’s interpretation of this Plan, and any determination or decision by the Board or the Committee and all actions taken by the Board or the Committee or any person to whom the Committee may delegate administrative duties and powers hereunder, pursuant to the powers vested in them, shall be conclusive and binding on all parties concerned, including the Corporation and each Participant and his or her Beneficiaries and legal representatives. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as the Committee may determine is necessary or advisable. The Committee may as to all questions of accounting rely conclusively upon any determinations made by the auditors or accountants of the Corporation.
(b)	Neither the Board, the Committee, nor any member thereof, nor any officer, employee or other representative of the Corporation, nor any third party service provider which may be retained from time to time by the Corporation in connection with the administration of this Plan or administrative functions under this Plan, nor any officer, employee, agent or other representative of any such service provider, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan and the Board, the Committee, their members and the officers and employees and agents and other representatives of the Corporation and any such third party service provider (and any agents or nominees thereof) shall be entitled to indemnification by the Corporation in respect of any claim, loss, damage or expense (including legal fees and disbursements) arising therefrom to the fullest extent permitted by laws.
9.8	Legal Compliance
(a)	The administration of this Plan, including, without limitation, crediting of PSUs and payment or satisfaction of PSUs, purchase of Common Shares pursuant to section 6.2, and, if applicable, issuance of Common Shares pursuant to section 6.3, shall be subject to compliance with Applicable Laws.
(b)	Without limiting the generality of the foregoing or any other provision hereof, the Corporation may require such documentation or information from Participants, and take such actions (including disclosing or providing such documentation or information to others), as the Committee or any executive officer of the Corporation may from time to time determine are necessary or desirable to ensure compliance with all applicable laws and legal requirements, including all Applicable Laws and any applicable provisions of the Income Tax Act (Canada), the United States Internal Revenue Code of the United States of America and the rules and authority thereunder, or income tax legislation of any other jurisdiction, as the same may from time to time be amended, the terms of this Plan and any agreement, indenture or other instrument to which the Corporation is subject or is a party.
(c)	Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by executing any Grant Agreement or Grant Letter) that the Participant will, at all times, act in strict compliance with Applicable Laws and all other rules and policies of the Corporation, including any insider trading policy of the Corporation in effect at the relevant time, applicable to the Participant in connection with this Plan and will furnish to the Corporation all information and documentation or undertakings as may be required to permit compliance with Applicable Laws.
(d)	The purchase of any Common Shares on behalf of any Participant pursuant to the provisions of this Plan, and the issuance of any Common Shares pursuant to the provisions of this Plan, shall be subject to the requirement that, if at any time the Committee, or legal counsel to the Corporation, determines that the registration, listing or qualification of Common Shares to be issued pursuant to the provisions of this Plan or purchased pursuant to the provisions of this Plan upon any securities exchange or under any Canadian or foreign federal, state, provincial, local or other law, or the consent or approval of any governmental regulatory body, or securities exchange, is necessary or desirable as a condition of, or in connection with, the award of any PSUs, the purchase of Common Shares in relation thereto pursuant to section 6.2, the issuance of any Common Shares pursuant to section 6.3, or any transfer of Common Shares which may be held by or on behalf of a Participant, the Committee may, by notice to any Participant, impose a requirement that no Common Shares may purchased pursuant to section 6.2, or issued pursuant to section 6.3, or that no Common Shares which may be acquired by or on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3 in connection with any PSUs may be sold or transferred, unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. If Common Shares may not be purchased under section 6.2 or issued pursuant to section 6.3 as provided in this section 9.8(d), then the payment required to be made pursuant to section 6.1 that is not applied to purchase Common Shares pursuant to section 6.2 or satisfied by the issuance of Common Shares pursuant to section 6.3, shall be paid by a lump sum payment in cash, net of Applicable Tax Withholding. The Corporation may from time to time take such steps as the Committee may from time to time determine are necessary or desirable to restrict transferability of any Common Shares that may be acquired by or on behalf of any Participant pursuant to section 6.2 or issued pursuant to section 6.3, in order to ensure compliance with Applicable Laws, including the endorsement of a legend on any certificate representing Common Shares so acquired or issued to the effect that the transferability of such Common Shares is restricted. Nothing herein shall be deemed to require the Corporation to take any action, or refrain from taking any action or to apply for or to obtain any registration, listing, qualification, consent or approval in order to comply with any condition of any law or regulation applicable to the purchase of any Common Shares under section 6.2 or issuance of any Common Shares under section 6.3.
(e)	Without limiting the generality of the foregoing, to the extent possible, Applicable Laws may impose reporting or other obligations on the Corporation or Participants in relation to this Plan, which requirements may, for example, require the Corporation or Participants to identify holders of PSUs, or report the interest of Participants in PSUs. In addition, to assist Participants with their reporting obligations and to communicate information about awards to the market, the Corporation may (but shall not be obliged to) disclose the existence and material terms of this Plan and PSUs credited hereunder in information circulars or other publicly filed documents and file issuer grant reports in respect of awards of PSUs pursuant to insider reporting requirements under Applicable Laws.
(f)	Each Participant shall provide the Corporation with all information (including personal information) and undertakings as may be required in connection with the administration of this Plan and compliance with Applicable Laws and applicable provisions of income tax laws. The Corporation may from time to time disclose or provide access to such information to any administrator or administrative agent or other third party service provider that may be retained from time to time by the Corporation, in connection with the administration of this Plan or administrative functions under this Plan and, by participating in this Plan, each Participant acknowledges, agrees and consents to information being disclosed or provided to others as contemplated in this section 9.8.
9.9	Compliance with Income Tax Requirements
(a)	In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Participant shall comply with all provisions and requirements of any income tax legislation or regulations of any jurisdiction which may be applicable to the Corporation or Participant, as the case may be.
(b)	The Corporation and, if applicable, Affiliates, may withhold, or cause to be withheld, and deduct, or cause to be deducted, from any payment to be made under this Plan, or any other amount payable to a Participant, a sufficient amount to cover withholding of any taxes required to be withheld by any Canadian or foreign federal, provincial, state or local taxing authorities or other amounts required by law to be withheld in relation to awards and payments contemplated in this Plan.
(c)	The Corporation may adopt and apply such rules and requirements and may take such other action as the Board or Committee may consider necessary, desirable or advisable to enable the Corporation and Affiliates and any third party service provider (and their agents and nominees) and any Participant to comply with all federal, provincial, foreign, state or local laws and obligations relating to the withholding of tax or other levies or compensation and pay or satisfy obligations relating to the withholding or other tax obligations in relation to PSUs (including Dividend Equivalents), distributions or payments contemplated under this Plan.
(d)	Each Participant (or the Participant’s Beneficiary or legal representatives) shall bear any and all income or other tax imposed on amounts paid or distributed to the Participant (or the Participant’s Beneficiary or legal representatives) under this Plan. Each Participant (or the Participant’s Beneficiary or legal representatives) shall be responsible for reporting and paying all income and other taxes applicable to or payable in respect of PSUs credited to the Participant’s PSU Account (including PSUs credited as Dividend Equivalents) and transactions involving Common Shares which may be purchased pursuant to section 6.2 or issued pursuant to section 6.3 and held by any trustee, administrator, broker or other person on the Participant’s behalf, or distributions in respect thereof, including, without limitation, any taxes payable on (i) any transfer of Common Shares held on behalf of the Participant to the Participant; (ii) distributions paid on Common Shares held by or on behalf of the Participant; and (iii) the sale or other disposition of Common Shares held by or on behalf of the Participant.
(e)	Notwithstanding any other provision of this Plan, any Board Guidelines or Committee Guidelines or any Grant Agreement or Grant Letter or any election made pursuant to this Plan, the Corporation does not assume any responsibility for the income or other tax consequences for Participants under this Plan or in respect of amounts paid to any Participant (or the Participant’s Beneficiary or legal representatives) under this Plan.
(f)	If the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan. Without limiting the generality of the foregoing, if the Board or Committee or any executive officer of the Corporation so determines, the Corporation shall have the right to require that (i) any certificate representing Common Shares to which a Participant is entitled upon the purchase of Common Shares pursuant to section 6.2 or issuance of Common Shares pursuant to section 6.3 be delivered to the Corporation as security for the payment of any obligation contemplated in this section 9.8, (ii) any Common Shares (and share certificates representing such shares) purchased pursuant to section 6.2 or issued pursuant to section 6.3 having a fair market value at the date of purchase of such Common Shares which is equal to the obligations contemplated in this section 9.8, be retained by or delivered to the Corporation, with authority of the Corporation to sell such Common Shares in order to satisfy the obligations contemplated under this section 9.8, or (iii) any broker, broker dealer, trustee, administrator, administrative agent or other person purchasing Common Shares on behalf of a Participant pursuant to section 6.2 to sell a number of such Common Shares sufficient to realize an amount sufficient to pay any obligation contemplated in this section 9.8, and to withhold from the proceeds realized from such sale, or any other sale of any Common Shares acquired pursuant to section 6.2 on behalf of the Participant, an amount sufficient to satisfy the obligations referred to in this section 9.8, and to pay such amount to the Corporation.
(g)	If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Participant (or the Participant’s Beneficiary or legal representatives) shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.
(h)	The obligations of the Corporation to make any payment under this Plan shall be subject to currency or other restrictions imposed by any government or under any applicable laws.
9.10	Unfunded Obligation

The obligation to make payments that may be required to be made under this Plan will be an unfunded and unsecured obligation of the Corporation. This Plan, or any provision hereunder, shall not create (or be construed to create) any trust or other obligation to fund or secure amounts payable under this Plan in whole or in part and shall not establish any fiduciary relationship between the Corporation (or the Board, the Committee, or any other person) and any Participant or any other person. Any liability of the Corporation to any Participant with respect to any payment required to be made under this Plan shall constitute a general, unfunded, unsecured obligation, payable solely out of the general assets of the Corporation, and no term or provision in this Plan, the Board Guidelines, the Committee Guidelines nor any Grant Agreement or Grant Letter nor any election made pursuant to this Plan nor any action taken hereunder shall be construed to give any person any security, interest, lien or claim against any specific asset of the Corporation. To the extent any person, including a Participant, holds any rights under this Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Corporation.

9.11	Amendment, Suspension, Termination
(a)	Subject to sections 6.4, 6.6, and 9.11(b), the Board or Committee may from time to time amend this Plan in any manner without the consent or approval of any Participant and, subject to section 9.11(e) without the consent or approval of shareholders of the Corporation. For greater certainty, without limiting the generality of the foregoing, the Board or Committee may amend this Plan as they consider necessary or appropriate to ensure this Plan continues to comply with Section 409A and the guidance thereunder. Amendments to this Plan that affect the issuance or potential issuance of Common Shares from treasury, including, without limitation amendments to section 6.3 hereof, must be approved by at least a majority of the Board. Notwithstanding any other provision of this Plan, no consent to any amendment, suspension or termination of this Plan that adversely affects PSUs previously credited to a U.S. Participant under Section 409A shall be required if such amendment, suspension or termination is considered by the Committee, on the advice of counsel, to be necessary or desirable to avoid adverse U.S. tax consequences to the U.S. Participant. No provisions of this Plan nor amendment to this Plan may permit the acceleration of payments under this Plan to any U.S. Participant contrary to the provisions of Section 409A.
(b)	Unless required by Applicable Laws, no amendment contemplated in section 9.11(a) shall adversely affect the rights of any Participant at the time of such amendment with respect to PSUs credited to such Participant’s PSU Account at the time of such amendment without the consent of the affected Participant. Subject to sections 6.4 and 6.6, the Board or Committee may from time to time in its discretion, with the consent of a Participant, amend, vary, modify or in any other way change the entitlement of that Participant or any provisions of this Plan as applicable to that Participant.
(c)	The Board or Committee may at any time and from time to time suspend, in whole or in part, or terminate, this Plan.
(d)	If the Board or Committee terminates this Plan, no new PSUs will be credited to any Participant, but previously credited PSUs shall remain outstanding, be entitled to Dividend Equivalents as provided under section 4.2, and be paid in accordance with the terms and conditions of this Plan existing at the time of termination. This Plan will finally cease to operate for all purposes when the last remaining Participant receives payment in satisfaction of all PSUs recorded in such Participant’s PSU Account, or such PSUs terminate as a result of not vesting, provided that, in the event that any Common Shares have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant and are subject to any terms or conditions determined or approved by the Committee pursuant to section 6.2 or 6.3, such terms or conditions shall survive such termination and continue in force and effect notwithstanding such termination. The full powers of the Board and the Committee as provided for in this Plan will survive the termination of this Plan until the last remaining Participant receives payment in satisfaction of all PSUs recorded in such Participant’s PSU Account, or such PSUs terminate as a result of not vesting and any Common Shares that may have been purchased pursuant to section 6.2 or issued pursuant to section 6.3 and are held by or on behalf of a Participant which are subject to any terms or conditions determined or approved pursuant to section 6.2 or 6.3 are no longer subject to such terms or conditions.

(e)	If this Plan, including the provisions of this Plan permitting the Corporation to issue Common Shares under section 6.3, is approved by shareholders of the Corporation, any amendment of this Plan to:
(i)	reduce the issue or purchase price for Common Shares issuable under this Plan;
(ii)	extend the term of any PSUs held under this Plan where such PSUs entitle or potentially entitle the holder to be issued Common Shares from treasury under this Plan;
(iii)	amend or remove the limits set out in sections 6.3(l) or (m);
(iv)	increase the maximum number of Common Shares issuable as set out in section 6.3(i);
(v)	permit non-employee directors to participate in this Plan and be entitled or potentially entitled to be issued Common Shares from treasury under this Plan;
(vi)	permit assignment or transfer of rights or interests under this Plan to be entitled or potentially entitled to be issued Common Shares from treasury under this Plan (subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant);
(vii)	amend this section 9.11(e); or
(viii)	amend other matters that require shareholder approval under the rules or policies of any stock exchange on which the Common Shares may be listed or posted for trading;

may not be made without approval of shareholders of the Corporation.

9.12	Costs

Unless otherwise determined by the Board or Committee, the Corporation will be responsible for all costs relating to the administration of this Plan. For greater certainty and unless otherwise determined by the Committee, a Participant shall be responsible for brokerage fees and other administration or transaction costs relating to the transfer, sale or other disposition of Common Shares held by or on behalf of the Participant that have been previously purchased on behalf of the Participant pursuant to section 6.2 or issued pursuant to section 6.3.

9.13	No Assignment
(a)	Subject to the right of a Participant to designate one or more Beneficiaries entitled to receive benefits under this Plan following the death of the Participant as expressly set out herein, unless the Board or Committee specifically determines otherwise, no Participant may assign or transfer any right or interest under this Plan or any right to payment or benefit under this Plan or any PSUs granted hereunder, whether voluntarily or involuntarily, by operation of law (including in the event of bankruptcy or insolvency) or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except to the extent otherwise required by Applicable Laws, and except by will or by the laws of succession or descent and distribution. Except as required by law, the right to receive a payment or benefit under this Plan is not capable of being subject to attachment or legal process for the payment of any debts or obligations or any Participant.

(b)	Except as hereafter provided, during the lifetime of a Participant, amounts payable under this Plan to a Participant shall be payable only to such Participant. In the event of death of a Participant, any amount payable under this Plan pursuant to section 7.5 shall be paid to the Beneficiaries or personal representatives of such Participant and any such payment shall be a complete discharge of the Corporation therefor. In the event a Participant is incapable of managing the Participant’s own affairs by reason of mental infirmity, any amount payable under this Plan may be paid to the person charged or appointed by law to administer the Participant’s affairs.

Appendix D: 1999 Employee Stock Purchase Plan

RITCHIE BROS. AUCTIONEERS INCORPORATED
1999 EMPLOYEE STOCK PURCHASE PLAN
(as amended May 5, 2015)

COMPANY STOCK PURCHASE PLAN

ARTICLE I
Definitions

A. Definitions.  As used herein:

“Administrator” means the Corporate Secretary of the Company, or such other person as may be appointed by the Committee in accordance with Paragraph B of Article IX.

“Associated Company” means any company in which the Company has a share interest, directly or indirectly through one or more intermediaries, or any joint venture in which the Company has an interest directly or indirectly through one or more intermediaries.

“Board” means the Board of Directors of the Company.

“Committee” means the Compensation Committee of the Board, or such other committee of the Board, appointed and acting for the time being pursuant to Article IX hereof.

“Company” means Ritchie Bros. Auctioneers Incorporated, a company incorporated under the laws of Canada, its successors and assigns.

“Company Shares” means common shares in the capital of the Company as authorized by the Board of the Company or such other class of shares in the capital of the Company as may be designated by the Board.

“Contributions” means contributions made by Members and Participating Companies pursuant to Article IV hereof.

“Employee” means any person employed on a full-time basis by a Participating Company, or any Permanent Part Time Employee employed by a Participating Company.

“Member” means any person who is currently participating in the Plan under the terms of Article III hereof.

“Participating Company” means:

(i)	the Company; or
(ii)	any Associated Company that is controlled by the Company,

until such time as that Associated Company ceases to be a participant in accordance with Article XI hereof and, for purposes of determining years of service, includes predecessor companies to the companies noted in this definition.

“Permanent Part Time Employee” means an employee who regularly works more than 30 hours per week, and is expected to remain employed on this basis for more than one year.

“Plan” means the Ritchie Bros. Auctioneers Incorporated 1999 Employee Stock Purchase Plan, as set forth herein or as hereafter amended.

“Salary” means the base salary or wages paid to an Employee by a Participating Company for personal services rendered by him as an Employee of such Participating Company but not including performance bonuses, signing bonuses, employee benefits, overtime pay, living or other allowances, reimbursements or special payments, or any contributions or benefits under this or any other plan of current or deferred compensation adopted by a Participating Company.

“Service” as of any date means the continuous period ending on such date during which a person has been an Employee.

“Administrative Agent” means the Administrative Agent appointed and acting for the time being, whether original or successor, pursuant to Article X hereof.

Except as otherwise expressly provided, the masculine gender includes the feminine, and the singular number includes the plural.

ARTICLE II
General

A. Purpose.  The purpose of the Plan is to enable Employees to acquire Company Shares through payroll deductions with financial assistance provided by the Participating Company.

B. Purchases.  The Company Shares purchased by the Administrative Agent under the Plan shall be purchased in accordance with Article VI hereof.

ARTICLE III
Membership

A. Eligibility for Membership.  Each Employee who has attained the age of 19 and who has completed at least 60 days of Service as of the first day of any calendar month shall be eligible to become a Member on such day or on the first day of any calendar month thereafter. Membership shall be voluntary.

B. Application for Membership.  An Employee who is eligible to participate in the Plan may apply for participation in it by executing and delivering to the Administrator a written statement on a form to be supplied by the Administrator to the effect that he (i) applies for membership in the Plan, (ii) designates the Administrative Agent as his agent to buy or receive and hold for his account cash or Company Shares, and (iii) agrees to be bound by all the terms and conditions of the Plan. Membership in the Plan shall commence upon acceptance of his application by the Administrator.

C. Termination of Membership.  A person shall cease to be a Member upon the happening of any of the following events:

(1)	A person shall cease to be a Member whenever he ceases to be an Employee for any reason (including his retirement, long term disability or death), unless he immediately becomes an Employee of another Participating Company.
(2)	A person shall cease to be a Member, even though he is still an Employee if (i) any judgment, attachment, garnishment, or other court order affecting his compensation or his account hereunder is filed with or levied upon the Participating Company by which he is employed, the Company, the Administrative Agent or the Committee, (ii) he is legally adjudged incompetent, or (iii) he becomes bankrupt.
(3)	A person shall cease to be a Member at the end of the first calendar month which ends not less than 10 days after he has filed with the Administrator a written statement, on a form to be furnished by the Administrator, terminating his membership.
(4)	A person shall cease to be a Member if (i) the Company by which he is employed ceases to be a Participating Company, unless he immediately becomes an Employee of another Participating Company, or (ii) the Plan terminates or is terminated.
(5)	Notwithstanding sub-paragraphs (1) through (4) of this paragraph, a person who would otherwise have ceased to be a member shall remain a Member if the Committee determines, for reasons of hardship or otherwise, that such person shall remain a member.

D. Renewal of Membership.  A person whose membership has been terminated may renew his membership as follows:

(1)	A person whose membership has been terminated by reason of interruption of his Service may renew his membership in accordance with Paragraph B of this Article only when he is again eligible under Paragraph A of this Article.
(2)	An Employee whose membership has been terminated pursuant to Sub-paragraph (2) of Paragraph C of this Article but whose Service has not been interrupted may renew his membership in accordance with Paragraph B of this Article, but only after the expiration of three full calendar months following the satisfaction of such judgment, attachment, garnishment or other court order or after he is legally adjudged competent or after he is discharged from bankruptcy.

(3)	An Employee who has terminated his membership pursuant to Sub-paragraph (3) of Paragraph C of this Article may renew his membership in accordance with Paragraph B of this Article only if he is eligible under Paragraph A of this Article and only after one year has passed since he terminated his membership.

ARTICLE IV
Contributions

A. Contributions by Members.  Any Member may contribute in any calendar month toward the purchase of Company Shares for his account under the Plan an amount which shall not exceed four per cent (4%) of his Salary during such month;

B. Payroll Deductions.

(1)	Except as provided in Paragraph C of this Article, all such contributions must be made through payroll deductions. A Member (or prospective Member) shall direct such deductions to be made by executing and delivering to the Administrator a written notice to make such deductions, on a form to be supplied by the Administrator but any such notice shall not be effective with respect to any calendar month unless it is received 10 days prior to the commencement of such calendar month. Any such direction shall remain in effect for all subsequent calendar months until it is changed or revoked.
(2)	A Member may direct such deductions to be changed in amount not more than twice during any one calendar year by executing and delivering to the Administrator written notice to that effect but any such notice shall not be effective with respect to any calendar month unless it is received 10 days prior to the commencement of such calendar month.

C. Direct Contributions.

(1)	In any jurisdiction where payroll deductions are unlawful or where the Company determines that it is impractical, a Member may contribute toward the purchase of Company Shares for his account under the Plan by remitting his contributions to the Participating Company by which he is employed in accordance with such procedures as the Participating Company shall establish.

D. Remittance and Conversion.  The Participating Company which pays each Member shall, within six days after the close of each calendar month, forward the Member’s contributions to the Administrative Agent, together with a statement setting forth the following information: (i) the name of the Member, (ii) the amount of his contribution, and (iii) such additional information as the Administrative Agent may require. The Participating Company shall, if required by the Administrative Agent, and prior to forwarding the funds to the Administrative Agent, convert the amount which he has contributed during any calendar month into United States funds at such a rate of exchange and in such manner as the Participating Company shall determine.

E. Agency.  In withholding or accepting funds as contributions hereunder and in converting the same into United States funds, the Participating Company by which a Member is employed shall be the agent of the Member, and no contribution shall be deemed to have been made under the Plan until the same has been received by the Administrative Agent pursuant to Paragraph D of this Article. If the Participating Company is unable to secure the conversion into United States funds, as required by the Administrative Agent, of the contribution by a Member for any calendar month within the period specified in Paragraph D of this Article, it shall remit the same to such Member with his next payment of Salary, and the Member shall have no further right to contribute with respect to such calendar month.

F. Contributions by Participating Companies.  The Participating Company employing any Member who makes a contribution in any calendar month pursuant to this Article shall pay over to the Administrative Agent within six days after the close of such calendar month, as a contribution on behalf of and as an absolute benefit for such Member for such calendar month, an amount (in United States funds, if required by the Administrative Agent) equal to:

i)	for Members whose continuous employment with a Participating Company is less than five (5) years, one-half (½) of the amount contributed by such Member,

ii)	for Members whose continuous employment with a Participating Company is greater than Five (5) but less than ten (10) years, three-quarters (¾) of the amount contributed by such Member, or
iii)	for Members whose continuous employment with a Participating Company is greater than ten (10) years, the amount contributed by such Member.

G. Withholding Taxes.  The contribution by a Participating Company to the Administrative Agent on behalf of any Member for any calendar month shall be regarded as additional compensation paid to such Member in such month, and any taxes payable to any jurisdiction with respect thereto shall, where required, be withheld from the Salary payable to him during such calendar month.

ARTICLE V
Accounts

A. Individual Accounts.  The Administrative Agent shall cause to be maintained a participant account for each Member.

B. Posting of Transactions.  The Administrative Agent shall cause the account of each Member to be credited with the amount of all Contributions by or on behalf of such Member, any dividends or other income received on Company Shares held for his account and any net proceeds from the sale of Company Shares for his account. It shall cause such account to be debited with the cost of any Company Shares purchased for his account (in the manner described in Article VI hereof). It shall cause such account to be debited with any amounts distributed to him or his legal representatives.

C. Taxes.  The Administrative Agent may withhold any taxes and furnish any information with respect to dividends or other income received for the account of any Member that may be required by the laws of any jurisdiction.

D. Annual Audit.  At the Company’s request and at the Company’s expense, the books of the Plan may be audited by the Company’s independent accountants annually.

E. Statements of Account.  As promptly as practicable after June 30 and December 31 of each year, the Administrative Agent shall cause a statement to be mailed or delivered to each Member setting forth the accounts of such Member as of such dates. Such statement shall be deemed to be correct unless the Administrative Agent is notified to the contrary within 30 days after it is mailed or delivered to such Member.

ARTICLE VI
Purchases

A. Purchase of Company Shares.  On the next business day following the 10th day of each calendar month the Administrative Agent shall purchase Company Shares for the accounts of the Members, to the extent necessary, in accordance with the following procedure:

(1)	The Company Shares to be purchased in any calendar month by the Administrative Agent under the Plan shall be purchased through a member firm of the primary stock exchange on which Company Shares are listed.
(2)	The Administrative Agent shall determine the aggregate sum carried in the accounts of the Members at the close of business on such 10th day.
(3)	The Administrative Agent shall then place orders with one or more member firms of a stock exchange as provided under Subparagraph (1) of this Paragraph to purchase at the market price in the name of the Administrative Agent or its nominee, the largest number of whole Company Shares which can be purchased with the Contributions, provided however, that the Administrative Agent shall be not required to purchase shares in the market at times or prices which would not be consistent with the conduct of orderly transactions in the market for such shares.

(4)	After the purchases described in Sub-paragraph (3) of this Paragraph have been completed, the Administrative Agent shall determine the average price per share (excluding all commissions, taxes and other expenses incurred by the Administrative Agent in connection therewith) at which Company Shares have been acquired for Members pursuant to Sub-paragraph (3) of this Paragraph (hereinafter called the “Purchase Price”) and shall cause the account of each Member to be credited with the number of shares (carried to at least the fourth decimal place) equal to the amount that was carried in his account on such 10th day divided by the Purchase Price. At the same time, the Administrative Agent shall debit the account of such Member with an amount equal to the Purchase Price multiplied by the number of Company Shares (carried at least to the fourth decimal place) that have been credited to such Member’s account.

B. Custody.  The Administrative Agent shall hold for safekeeping all Company Shares purchased by it pursuant to the Plan until the Member for whose account they have been purchased, or his legal representatives, direct the Administrative Agent to transfer and deliver the same to him or such legal representatives pursuant to Paragraph A of Article VII hereof or Paragraph B of Article VIII hereof or to sell such shares pursuant to Paragraph B of Article VII hereof. While shares are held by the Administrative Agent, the Administrative Agent shall credit all distributions received thereon to the proper account of such Member.

C. Voting Rights.  Each member for whose account the Administrative Agent holds Company Shares shall have the right to receive all material mailed by the Company to its shareholders including all notices of meetings of the shareholders thereof. The Administrative Agent (or its nominee) shall vote such shares at such meetings of the shareholders in accordance with instructions given to the Administrative Agent in writing by each Member or shall appoint such Member as the Administrative Agent’s proxy in respect of such shares. Notwithstanding the foregoing sentence, to the extent that the Administrative Agent receives directions from Members in whose accounts fractional interests in Company Shares are carried, the Administrative Agent (or its nominee) shall have the right to vote, in a manner consistent with those directions, a number of full shares equal to the aggregate fractional interests with respect to which it has been given similar directions.

ARTICLE VII
Withdrawals During Employment

A. Directions to Withdraw.  A Member may direct the Administrative Agent (i) to transfer all or any part of the Company Shares carried in his account that he has owned for at least one year (except any fractional interest in a Company Share) into his name and to deliver the same to him, or (ii) to sell all or any part of his Company Shares and fractions thereof that he has owned for at least one year, in accordance with Paragraph B of this Article, and remit the balance in his account, after the same has been credited with the proceeds of such sale, to him. All directions to withdraw shall be made by the Member by placing trade orders online via the Administrative Agent-administered Internet website, or by phone via the Administrative Agent-administered IVR or call center.

B. Sales of Company Shares.  Upon receipt of a direction to sell in accordance with Paragraph A of this Article or Paragraph B of Article VIII hereof, the Administrative Agent shall sell such shares (the “Withdrawn Shares”) by placing orders with one or more member firms of the primary stock exchange on which Company Shares are listed to sell at the market the remaining whole number of Withdrawn Shares for which it has received directions to sell. Orders placed online during market hours are executed as soon as is practicable via an electronic interface that is maintained between the Administrative Agent-administered website and the brokerage firm executing the sale. For orders place outside of market hours, orders are executed as soon as is practicable on the following business day. After the sell order described in this Paragraph has been executed, the Administrative Agent shall determine the net proceeds (after the payment of all commissions, taxes and other expenses incurred by the Administrative Agent in connection therewith) on the sale of the Withdrawn Shares and shall cause the account of the Member for whom such shares were sold to be credited with an amount equal to such net proceeds. At the same time, the Administrative Agent shall debit the account of such Member with the number of Company Shares sold for his account.

ARTICLE VIII
Distributions

A. Manner of Distribution.  Upon termination of the membership of any Member, the cash and Company Shares held by the Administrative Agent for the account of such Member shall be distributed as follows:

(1)	If such Member or his legal representative directs the Administrative Agent, in the manner and within the period described in Paragraph B of this Article, to liquidate the Member’s account, the Administrative Agent shall sell all Company Shares credited to the Member’s account and remit the net proceeds (after the payment of all commissions, taxes and other expenses incurred in connection with such sales or redemptions), together with any amount remaining in the Member’s account, to the Member or his legal representative.
(2)	If such Member or his legal representative directs the Administrative Agent, in the manner and within the period described in Paragraph B of this Article, to distribute the Company Shares in the Member’s account, or if the Administrative Agent has received written notification from the Administrator that the Member’s membership in the plan has been terminated and the Administrative Agent has not received any directions with respect to such Member’s account from the Member or his legal representative in the manner and within the period described in Paragraph B of this Article, the Administrative Agent shall, if so instructed by the Member, his legal representative or the Administrator, as applicable, sell any fractional interest in Company Shares at the time and in the manner described in Paragraph B of Article VII hereof. It shall then deliver to such Member or his legal representative all the remaining Company Shares and the total amount carried in his account, including the net proceeds from any sale of any fractional interests after deducting all relevant taxes and expenses. Any Company Shares shall, before delivery, be transferred into the name of such Member (in the manner and within the period described in Paragraph B of this Article) or if the Member shall have died or been adjudged incompetent, then in the name of his legal representative.

B. Directions to Distribute.  All directions pursuant to Paragraph A of this Article shall be made directly to the Administrative Agent by the Member, or in the case of his death or legal incompetency by his legal representative, within 30 days after termination of his membership and shall be accompanied, in the case of his death or legal incompetency, by evidence satisfactory to the Administrative Agent of the authority of such legal representative to act, and the legal representative or the Administrative Agent shall provide a copy of such direction and other materials to the Administrator. The Administrator will review the distribution requests to ensure that they comply with the provisions of the Plan and will advise the Administrative Agent and the Member if they do not comply. Notwithstanding the provisions of this Article, except in the event of the death of a Member, a Member or his legal representative may not receive a distribution of Company Shares, or a distribution of cash related to the liquidation of Company Shares, until such shares have been owned by the Member for one year.

C. Payment of Taxes.  The Administrative Agent shall not be required to transfer or deliver any cash or Company Shares to the legal representative of any Member pursuant to this Article until such legal representative has furnished the Administrative Agent with evidence satisfactory to the Administrative Agent of the payment or provision for the payment of any estate, transfer, inheritance, income or succession taxes or duties which may be payable.

ARTICLE IX
Administration of the Plan

A. Duties and Power.  The Compensation Committee of the Board or such other committee of the Board of Directors as may from time to time be authorized by the Board to, among other things, administer this Plan, shall be responsible for the general administration of the Plan and the proper execution of its provisions. It shall also be responsible for the interpretation of the Plan and the determination of all questions arising hereunder. It shall maintain all necessary books of account and records not kept by the Administrative Agent. It shall have the power (i) to establish, interpret, enforce, amend and revoke from time to time such rules and regulations for the administration of the Plan and the conduct of its business as it deems appropriate, provided such rules and regulations are uniformly applicable to all persons similarly situated, (ii) to settle periodically the accounts of the Administrative Agent and (iii) to retain such counsel and employ such accounting, clerical and other assistance as in its judgment may from time to time be required. Any action which the Committee is required or authorized to take shall be final and binding upon each and every person who is or may become interested in the Plan.

B. Conduct of its Affairs.  The Committee may act by a majority of its members in office from time to time. It shall appoint from time to time an appropriate person to coordinate the administration of the Plan (the “Administrator”). Unless the Committee specifically appoints another person, the Corporate Secretary of the Company will be the Administrator.

C. Expenses.  The expenses of administering the Plan, other than the compensation and expenses of the Administrative Agent, shall be paid by the Participating Companies ratably in proportion to their contributions under Paragraph F of Article IV hereof.

D. Communications.  All communications to the Committee or the Administrator should be addressed to the Chairman of the Compensation Committee or the Corporate Secretary, respectively, and delivered or mailed to the Company at 6500 River Road, Richmond, B.C., V6X 4G5, or at such other address as the Company may from time to time advise by notice to the Administrative Agent, Members and Participating Companies.

ARTICLE X
The Administrative Agent

A. Appointment.  The Administrative Agent shall be appointed by the Company. Thereafter, the Company shall have the power to remove the Administrative Agent and appoint a new Administrative Agent. In every case, the Administrative Agent shall be a company duly qualified to perform the duties of the Administrative Agent.

B. The Administrative Agent Agreement.  The terms and conditions of the Administrative Agent agreement shall be determined by the Committee. Said agreement shall be deemed to form part of the Plan, and any and all rights or benefits which may enure to any person under the Plan shall be subject to all the terms and conditions of said agreement which are not inconsistent with the Plan.

C. Compensation and Expenses.  The compensation and expenses of the Administrative Agent, including commissions, taxes and other expenses incurred in the purchase of Company Shares through a member firm of a stock exchange, shall be paid by the Participating Companies ratably in proportion to the average number of Members employed by each Participating Company during the billing period.

ARTICLE XI
Other Companies

A. Withdrawal.  In addition to automatic withdrawal upon ceasing to qualify as a Participating Company (as defined hereunder), any corporation which is a Participating Company, other than the Company, may cease to be a Participating Company at any time and shall cease to be one upon delivering to the Committee a certified copy of a resolution to that effect duly adopted by its Board of Directors.

ARTICLE XII
Amendment and Termination

A. Amendment.  Subject to any necessary regulatory approval, the Board may at any time and from time to time make amendments to the Plan in whole or in part, including without limitation amendments to extend or restrict eligibility for membership in the Plan, but may not make any amendment which directly affects the duties, rights and obligations of the Administrative Agent without the written consent of the Administrative Agent. The Board shall promptly notify the Administrative Agent and all Participating Companies of any such amendment. Any such amendment may be given retroactive effect, but may not deprive any Member or his legal representative without their consent of any cash or Company Shares held by the Administrative Agent or a Participating Company for his account at the time of such amendment.

B. Termination.  This Plan shall terminate automatically on April 30, 2025. In addition, the Company reserves the right to terminate the Plan at any time.

C. Effect of Termination.  Upon the termination of the Plan, the membership of every Member shall terminate in accordance with the Sub-paragraph (4), Paragraph C of Article III hereof, and the cash and Company Shares held by the Administrative Agent for his account shall be distributed to him or his legal representative in accordance with Article VIII hereof.

ARTICLE XIII
Miscellaneous

A. Nonassignability.  No right or interest of any Member under the Plan or in the cash or Company Shares held by the Administrative Agent for his account shall be assignable or transferable in whole or in part, either directly, by operation of law or otherwise, except through devolution by death or incompetency, and no right or interest of any Member under the Plan or in such cash or shares shall be liable for or subject to any obligation or liability of such Member.

B. Right To Continued Employment.  Nothing in the Plan shall be construed as giving any Employee the right to be retained in the employ of any Participating Company or any right to any payment whatsoever except to the extent of the benefits provided for by the Plan. Each Participating Company expressly reserves the right to dismiss any Employee at any item without liability for the effect which such dismissal might have upon him as a Member of the Plan.

C. Liability.  Neither the Company, any Participating Company, the Administrative Agent, their directors, officers or employees, the Administrator, the Committee nor the members of the Committee, shall be liable for anything done or omitted to be done by such person or any other such person with respect to the price, time quantity or other conditions and circumstances of the purchase or sale of shares hereunder or with respect to any fluctuations in the market price of Company Shares, or in any other connection under the Plan, unless such act or omission constitutes willful misconduct on such person’s part.

D. Regulatory Requirement.  The only shares which may be acquired pursuant to the Plan are previously issued and outstanding shares which are listed on a stock exchange. Company Shares may not be offered under the Plan in jurisdictions in which qualification or other regulatory requirements are applicable until such qualification has been obtained or such other requirements have been satisfied.

E. Committee’s Ability to Waive Revisions.  Notwithstanding any other provision of the Plan, if the Committee determines, in its sole discretion, that the application of a particular provision or provisions of the Plan would result in inappropriate or unfair treatment of a Member or prospective Member, the Committee may waive such provision or provisions as they apply to that Member or prospective Member. Such actions by the Committee shall not constitute an amendment of the Plan and shall not establish a precedent or in any way restrict the Committee’s ability to act in similar or dissimilar situations that may arise in the future.

RITCHIE BROS. Auctioneers

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on May 2, 2016

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. Management intends to vote FOR all of the nominees for director in proposal 1, FOR proposals 2, 4, 5, 6, 7, 8 and 9 and for a ONE YEAR frequency in proposal 3.**

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof, subject to the provisions of applicable law.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 2:00 PM (Eastern Time) on April 28, 2016.

VOTE USING THE INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose to vote using the Internet.

To vote by the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

017FAB

Appointment of Proxyholder

The undersigned "Registered Shareholder" of Ritchie Bros. Auctioneers Incorporated (the "Company") hereby appoints: Beverley Anne Briscoe, or failing this person, Ravichandra K. Saligram,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of the Company to be held at Pan Pacific Vancouver Hotel, 300-999 Canada Place, Vancouver, British Columbia, on May 2, 2016 at 11:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold
01. Beverley Anne Briscoe	☐	☐
02. Robert George Elton	☐	☐
03. Erik Olsson	☐	☐
04. Eric Patel	☐	☐
05. Edward Baltazar Pitoniak	☐	☐
06. Ravichandra K. Saligram	☐	☐
07. Christopher Zimmerman	☐	☐

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2. Executive Compensation

For ☐ Against ☐

3. Frequency of Advisory Vote on Executive Compensation

1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

4. Appointment of Auditors

For ☐ Withhold ☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

R B A Q 1 9 0 5 6 1 A R 2

017FBC